UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: Registrant is making a filing for 10 of its series, Wells Fargo Advantage Adjustable Rate Government Fund, Wells Fargo Advantage Conservative Income Fund, Wells Fargo Advantage Government Securities Fund, Wells Fargo Advantage High Income Fund, Wells Fargo Advantage High Yield Bond Fund, Wells Fargo Advantage Income Plus Fund, Wells Fargo Advantage Short Duration Government Bond Fund, Wells Fargo Advantage Short-Term Bond Fund, Wells Fargo Advantage Short-Term High Yield Bond Fund, and Wells Fargo Advantage Ultra Short-Term Income Fund. Each series has an August 31 fiscal year end.

Date of reporting period: August 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Adjustable Rate Government Fund

Annual Report

August 31, 2013

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The views expressed and any forward-looking statements are as of August 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $229 billion in assets under management, as of August 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Adjustable Rate Government Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields..

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Adjustable Rate Government Fund for the 12-month period that ended August 31, 2013. Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields. Most investment-grade bond sectors correspondingly experienced price declines and rising yields during much of 2013. Below-investment-grade securities tended to perform better in 2013 after strong performance over the last four months of 2012. Higher-yield spreads cushioned some of the yield increases from the Treasury markets. The trend toward higher yields began in January 2013 but significantly deepened in May and June 2013. Investment-grade bond sectors declined in value during the 12-month period, with the most notable declines occurring in corporate bonds and better price protection occurring in structured products, such as commercial mortgage-backed securities and asset-backed securities. High-yield securities performed better over the full breadth of the period, generating positive returns despite significant price corrections in June 2013.

The period began with strengthening confidence in the credit markets.

The 12-month period began during a recovery from the May 2012 European credit crisis. By mid-June 2012, a rally in fixed-income securities had begun, and confidence increasingly returned to the credit markets. This carried into the opening months of the period, which began in September 2012. Lower-rated and longer-maturity segments of the fixed-income markets tended to perform well during this time. Most notably, the A rated and BBB rated1 segments of the investment-grade markets outperformed the highest-quality credit tiers and U.S. Treasuries. High-yield securities significantly outperformed the investment-grade credit tiers during this time. These trends largely continued into October 2012.

In November and December 2012, most investment-grade sectors began to throttle down. U.S. Treasuries and treasury inflation-protected securities rallied in November 2012 and outperformed the credit sectors due to a brief flare-up in risk aversion from the deepening recessionary conditions in the eurozone. However, in December 2012, U.S. Treasury yields began to reverse course, shifting higher on growing optimism for economic expansion and appreciating equity values. Most investment-grade credit tiers also saw yields move higher in tandem, resulting in a broad but modest decline in many investment-grade security prices. High-yield securities continued to perform positively during these months, benefiting from sustained investor appetite for higher yield and growing confidence in corporate earnings.

The return of economic optimism in 2013 led to declines in bond prices as yields rose higher.

In the opening months of 2013, U.S. Treasury yields began to once again rise higher on optimistic expectations for a strengthening U.S. economy. Consequently, fixed-income security yields shifted higher and prices declined across much of the U.S. investment-grade bond sectors. U.S. Treasury prices significantly declined in January 2013, most notably in the longer-maturity ranges, as investors began to reprice bond yields for potential interest-rate increases in upcoming years.

In February and March 2013, investment-grade fixed-income markets rebounded when equity market exuberance was reined in by some sobering signs of caution from mixed economic indicators. Investors again returned to the U.S. Treasury market, driving yields lower and bond prices higher. These appreciating trends strengthened during the volatile month of April 2013, when the market was

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to shareholders (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	3

rattled by geopolitical events, domestic terrorism in Boston, and uncertain global economic conditions. U.S. Treasury prices increased sharply, temporarily erasing all their price losses endured in January 2013 and, in fact, crossing over into positive gains.

For the core bond investment-grade markets, this recovery in bond prices only proved temporary. The month of May 2013 unleashed a massive rally in the U.S. equity markets; consequently, U.S. Treasury prices declined again, while investment-grade corporate bonds and structured products correspondingly also declined in price. These market moves resulted in the largest monthly losses across the investment-grade bond markets in nearly five years.

The depreciating trends for bonds deepened in mid-June 2013 based on comments from Federal Reserve (Fed) Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. For the last two weeks of June 2013, that debate appeared to play out daily, as volatility buffeted both the equity and bond markets, finally ending in yet another sustained rally in equities and a modest retreat in bond prices. Both investment-grade bonds and high-yield bonds posted their worst monthly returns of the year in June 2013—investment-grade securities had their largest quarterly decline in nine years during the second quarter.

In July and August 2013, equity exuberance quieted a bit, and fixed-income markets stabilized. Returns were mixed, with slightly negative returns in the highest-quality securities to modestly positive in the lower credit tiers. On the whole, the declines in bond prices during May, June, and August 2013 culminated in negative returns across the investment-grade markets during the period. High-yield markets better preserved their strong positive gains from the final months of 2012 and generated positive returns for the full the 12-month period. Thus, the theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

4	Wells Fargo Advantage Adjustable Rate Government Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael J. Bray, CFA

Christopher Y. Kauffman, CFA

Average annual total returns1 (%) as of August 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESAAX)	6-30-2000	(1.80)	1.57	2.28	0.23	1.99	2.49	0.82	0.75
Class B (ESABX)*	6-30-2000	(2.01)	1.38	2.20	(0.52)	1.38	2.20	1.57	1.50
Class C (ESACX)	6-30-2000	(1.52)	1.23	1.74	(0.52)	1.23	1.74	1.57	1.50
Administrator Class (ESADX)	7-30-2010	–	–	–	0.37	2.13	2.65	0.76	0.61
Institutional Class (EKIZX)	10-1-1991	–	–	–	0.50	2.25	2.77	0.49	0.47
Barclays 6-Month Treasury Bill Index[4]	–	–	–	–	0.21	0.61	2.03	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class B shares, the maximum contingent deferred sales charge is 1.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	5

Growth of $10,000 investment[5] as of August 31, 2013

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Adjustable Rate Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through December 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.74% for Class A, 1.49% for Class B, 1.49% for Class C, 0.60% for Administrator Class, and 0.46% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays 6-Month Treasury Bill Index tracks the performance and attributes of recently issued 6-month U.S. Treasury Bills. The index follows Barclays’ monthly rebalancing conventions. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays 6-Month Treasury Bill Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Adjustable Rate Government Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Barclays 6-Month Treasury Bill Index, for the 12-month period that ended August 31, 2013.

■	Positive yield spread from adjustable-rate mortgages (ARMs) over short-term Treasuries significantly contributed to outperformance during the period. However, spread-widening in the ARM sector detracted from performance.

■	ARMs that were issued several years ago and were more seasoned during the investing period generally underperformed less than more recently-issued ARMs. Seasoned-ARM spreads widened by 15 basis points (bps; 100 bps equals 1.00%) during the period, as demand from real estate investment trusts and banks declined. Prepayments on premium-priced ARMs generally remained slow.

■	The Fund’s focus on seasoned ARMs that have already had rate-adjustment resets helped performance, as these securities generally exhibited slower, more stable prepayments compared with ARMs with rate-adjustment resets still pending.

The Fund was predominantly invested in adjustable-rate residential mortgage securities.

During the period, the Fund maintained a significant overweight in ARMs and underweights in U.S. Treasuries and agency debentures. The Fund predominantly held adjustable-rate mortgage pass-throughs and collateralized mortgage obligations. ARMs tended to perform better than fixed-rate mortgages during the period, as increasing mortgage rates late in the first quarter and through the second quarter of 2013 had negative pricing effects on specific fixed-rate mortgage-related securities. Consequently, the Fund’s significant overweight in ARMs generally provided positive relative value during the period.

Ten largest long-term holdings[6] (%) as of August 31, 2013
FNMA, 2.81%, 10-1-2033	1.38
FNMA, 2.82%, 11-1-2035	1.33
FNMA Series 2003-W18 Class 2A, 3.38%, 6-25-2043	1.29
FHLMC, 2.11%, 7-1-2034	1.18
FHLMC Series T-67 Class 1A1C, 3.01%, 3-25-2036	1.14
FHLMC, 2.49%, 9-1-2030	1.13
SBA, 4.01%, 9-25-2037	1.02
FNMA, 2.33%, 12-1-2040	0.98
FNMA Series 2002-66 Class A3, 3.12%, 4-25-2042	0.98
FNMA, 2.49%, 2-1-2036	0.97

The economy was stuck in slow growth mode.

On several occasions during the past four years, there have been indications that gross domestic product (GDP) growth was accelerating, but such hopes have been repeatedly dashed. This continued throughout the period. Real final sales—GDP excluding inventory effects—grew at only a 1.1% average annualized pace in the first half of 2013. Progress in the labor market—of prime concern to policymakers and ordinary citizens alike—was mixed. The unemployment rate fell to 7.3% in August 2013, versus 8.1% from a year ago. However, we believe some of the drop in the unemployment rate can be attributed to a falling labor force participation rate, which may make the headline figure look better but does nothing to expand production or income. Consequently, personal income growth has remained excruciatingly slow during the past few quarters, limiting consumer demand and keeping businesses that cater to the retail public in a cautious mode.

Investors got a preview of the potential end of QE3 (the third round of quantitative easing).

After more than four years of near-zero interest-rate targets and multiple waves of quantitative easing, Federal Reserve (Fed) Chairman Bernanke suggested in May 2013 that the Fed’s aggressive asset-purchase program might soon be scaled back. The bond market reacted to the Chairman’s move to a slightly less dovish posture with a significant repricing of security yields on various maturities. From a low of about 1.6% in early May 2013, the yield on 10-year Treasuries rose above 2% following Chairman Bernanke’s congressional testimony and continued its rise through the summer months, ending August 2013 at nearly 2.8%. Short-term rates moved substantially less during this time period, with the 2-year Treasury note yield climbing from about 0.2% at the beginning of May 2013 to about 0.4% at the end of August 2013.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	7

Portfolio allocation[7] as of August 31, 2013

We maintained the Fund’s commitment to corporate credit and are relatively defensive in average duration.

A reduction in the pace of asset purchases, followed by their complete cessation, followed by a hike in the Fed’s overnight-rate targets has long been our base-case scenario. Accordingly, our strategy has been to maintain a roughly neutral duration posture versus the Fund’s benchmark, believing that interest rates would rise in the intermediate- to longer-maturity range, while remaining fairly stable in the short-duration space.

We maintained our substantial commitment to corporate credit throughout the past 12 months based on attractive valuation and a conviction that macro fundamentals were still generally favorable. We also maintained a significant investment in asset-backed and mortgage-backed securities throughout the period with the expectation that the yield advantage enjoyed by these securities would generally allow them to outperform Treasuries of similar duration. A rise in volatility associated with the Fed’s rhetorical shift resulted in a short span of underperformance for structured products, but—as with corporates—superior yield carry resulted in generally positive relative returns for the period as a whole. Going forward, we expect to have a bias toward a defensive duration posture. In our base-case scenario, we expect the credit and structured product sectors of the bond market to outperform Treasuries in the short-duration space, due to their higher yield spreads.

Please see footnotes on page 5.

8	Wells Fargo Advantage Adjustable Rate Government Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2013	Ending account value 8-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$999.47	$3.73	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77	0.74%
Class B
Actual	$1,000.00	$994.61	$7.49	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%
Class C
Actual	$1,000.00	$995.70	$7.50	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%
Administrator Class
Actual	$1,000.00	$1,000.18	$3.02	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$999.80	$2.32	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35	0.46%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—August 31, 2013	Wells Fargo Advantage Adjustable Rate Government Fund	9

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/adjustablerategovt.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 97.47%
FHLMC	0.22-8.50%	1-1-2016 to 2-25-2045	$340,622,603	$359,941,524	24.27%
FHLMC ±	2.11	7-1-2034	16,583,443	17,453,435	1.18
FHLMC ±	2.33	6-1-2037	10,234,587	10,849,719	0.73
FHLMC ±	2.36	3-1-2035	8,788,868	9,362,848	0.63
FHLMC ±	2.36	7-1-2036	7,134,181	7,616,673	0.51
FHLMC ±	2.36	6-1-2037	11,086,742	11,747,112	0.79
FHLMC ±	2.37	9-1-2035	10,090,764	10,678,691	0.72
FHLMC ±	2.39	8-1-2035	10,761,749	11,451,520	0.77
FHLMC ±	2.40	2-1-2035	8,037,028	8,546,867	0.58
FHLMC ±	2.42	4-1-2034	7,593,962	8,043,960	0.54
FHLMC ±	2.43	3-1-2037	8,074,157	8,619,229	0.58
FHLMC ±	2.49	9-1-2030	15,510,317	16,514,992	1.11
FHLMC ±	2.62	9-1-2035	7,092,397	7,587,576	0.51
FHLMC ±	2.70	2-1-2036	9,435,636	10,009,379	0.68
FHLMC ±	2.71	8-1-2030	8,263,890	8,790,587	0.59
FHLMC ±	2.79	2-1-2036	7,503,643	8,031,170	0.54
FHLMC Series T-67 Class 1A1C ±	3.01	3-25-2036	16,340,345	16,977,047	1.15
FHLMC Series T-67 Class 2A1C ±	3.04	3-25-2036	9,932,780	10,397,177	0.70
FNMA	0.73-12.50	3-1-2014 to 12-1-2050	457,597,065	485,694,329	32.75
FNMA ±	1.94	6-1-2043	13,792,389	13,875,851	0.94
FNMA ±	2.07	12-1-2035	9,763,499	10,263,679	0.69
FNMA ±	2.07	10-1-2035	11,756,689	12,318,154	0.83
FNMA ±	2.23	9-1-2032	8,933,474	9,468,393	0.64
FNMA ±	2.30	1-1-2037	12,482,234	13,242,555	0.89
FNMA ±	2.33	7-1-2048	7,420,541	7,886,562	0.53
FNMA ±	2.33	12-1-2040	13,695,696	14,549,638	0.98
FNMA ±	2.36	7-1-2035	7,695,472	8,156,710	0.55
FNMA ±	2.37	7-1-2038	8,823,504	9,466,125	0.64
FNMA ±	2.37	5-1-2042	8,824,159	9,344,442	0.63
FNMA ±	2.37	1-1-2038	8,816,445	9,371,797	0.63
FNMA ±	2.38	5-1-2033	7,358,294	7,765,880	0.52
FNMA ±	2.39	9-1-2034	11,608,607	12,329,414	0.83
FNMA ±	2.40	9-1-2039	9,954,152	10,616,569	0.72
FNMA ±	2.42	7-1-2048	9,574,629	10,197,310	0.69
FNMA ±	2.44	12-1-2040	7,342,362	7,838,802	0.53
FNMA ±	2.46	4-1-2036	7,169,440	7,638,499	0.52
FNMA ±	2.49	2-1-2036	13,436,812	14,327,068	0.97
FNMA ±	2.49	11-1-2034	8,665,263	9,255,905	0.62
FNMA ±	2.51	8-1-2039	8,335,990	8,804,561	0.59
FNMA ±	2.57	2-1-2036	7,659,360	8,154,272	0.55
FNMA ±	2.68	9-1-2037	7,962,425	8,486,093	0.57
FNMA ±	2.69	1-1-2036	12,412,120	13,159,092	0.89
FNMA ±	2.81	10-1-2033	19,225,324	20,523,279	1.38
FNMA ±	2.82	11-1-2035	18,288,339	19,659,727	1.33

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Adjustable Rate Government Fund	Summary portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities (continued)
FNMA Series 2001-T12 Class A4 ±	3.37%	8-25-2041	$9,779,221	$10,449,997	0.71%
FNMA Series 2002-66 Class A3 ±	3.12	4-25-2042	13,431,700	14,537,894	0.98
FNMA Series 2003-W18 Class 2A ±	3.38	6-25-2043	18,016,914	19,186,175	1.29
FNMA Series 2004-W12 Class 2A ±	3.42	6-25-2044	9,213,944	9,880,029	0.67
FNMA Series 2004-W15 Class 3A ±	2.76	6-25-2044	12,272,460	12,923,563	0.87
FNMA Series 2006-W1 Class 3A ±	2.18	10-25-2045	13,174,425	13,914,577	0.94
GNMA	0.69-9.00	8-20-2015 to 9-20-2062	33,193,411	34,439,625	2.32
GNMA ±	2.08	8-20-2062	9,212,992	9,709,978	0.66
SBA ±	4.01	9-25-2037	12,925,079	15,170,383	1.02
Other securities				331,018	0.02

Total Agency Securities (Cost $1,423,253,992)				1,445,557,451	97.47

	Yield		Shares
Short-Term Investments: 2.15%

Investment Companies: 2.12%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)	0.01		31,475,926	31,475,926	2.12

			Principal
U.S. Treasury Securities: 0.03%
U.S. Treasury Bill #(z)	0.02	9-19-2013	$350,000	349,998	0.03

Total Short-Term Investments (Cost $31,825,921)				31,825,924	2.15

Total investments in securities (Cost $1,455,079,913) *				1,477,383,375	99.62%
Other assets and liabilities, net				5,623,639	0.38

Total net assets				$1,483,007,014	100.00%

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $1,456,124,346 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$24,485,636
Gross unrealized depreciation	(3,226,607)

Net unrealized appreciation	$21,259,029

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2013	Wells Fargo Advantage Adjustable Rate Government Fund	11

Assets
Investments
In unaffiliated securities, at value (see cost below)	$1,445,907,449
In affiliated securities, at value (see cost below)	31,475,926

Total investments, at value (see cost below)	1,477,383,375
Principal paydown receivable	8,807,718
Receivable for Fund shares sold	375,622
Receivable for interest	4,116,122
Receivable for daily variation margin on open futures contracts	8,289
Prepaid expenses and other assets	69,920

Total assets	1,490,761,046

Liabilities
Dividends payable	320,931
Payable for investments purchased	2,425,131
Payable for Fund shares redeemed	3,925,913
Advisory fee payable	358,360
Distribution fees payable	131,997
Due to other related parties	212,185
Accrued expenses and other liabilities	379,515

Total liabilities	7,754,032

Total net assets	$1,483,007,014

NET ASSETS CONSIST OF
Paid-in capital	$1,529,103,705
Overdistributed net investment income	(459,446)
Accumulated net realized losses on investments	(67,832,841)
Net unrealized gains on investments	22,195,596

Total net assets	$1,483,007,014

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$281,028,466
Shares outstanding – Class A	30,754,574
Net asset value per share – Class A	$9.14
Maximum offering price per share – Class A2	$9.33
Net assets – Class B	$2,885,673
Shares outstanding – Class B	315,706
Net asset value per share – Class B	$9.14
Net assets – Class C	$190,110,281
Shares outstanding – Class C	20,804,351
Net asset value per share – Class C	$9.14
Net assets – Administrator Class	$102,284,394
Shares outstanding – Administrator Class	11,192,353
Net asset value per share – Administrator Class	$9.14
Net assets – Institutional Class	$906,698,200
Shares outstanding – Institutional Class	99,203,983
Net asset value per share – Institutional Class	$9.14

Investments in unaffiliated securities, at cost	$1,423,603,987

Investments in affiliated securities, at cost	$31,475,926

Total investments, at cost	$1,455,079,913

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Adjustable Rate Government Fund	Statement of operations—year ended August 31, 2013

Investment income
Interest	$20,710,368
Income from affiliated securities	5,859

Total investment income	20,716,227

Expenses
Advisory fee	4,894,415
Administration fees
Fund level	715,808
Class A	472,224
Class B	7,039
Class C	347,385
Administrator Class	106,048
Institutional Class	647,130
Shareholder servicing fees
Class A	737,850
Class B	10,999
Class C	542,789
Administrator Class	256,479
Distribution fees
Class B	32,996
Class C	1,628,366
Custody and accounting fees	102,036
Professional fees	71,766
Registration fees	163,989
Shareholder report expenses	121,911
Trustees’ fees and expenses	10,840
Other fees and expenses	91,545

Total expenses	10,961,615
Less: Fee waivers and/or expense reimbursements	(1,049,934)

Net expenses	9,911,681

Net investment income	10,804,546

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	1,942,586
Futures transactions	716,676

Net realized gains on investments	2,659,262

Net change in unrealized gains (losses) on:
Unaffiliated securities	(10,557,822)
Futures transactions	43,728

Net change in unrealized gains (losses) on investments	(10,514,094)

Net realized and unrealized gains (losses) on investments	(7,854,832)

Net increase in net assets resulting from operations	$2,949,714

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Adjustable Rate Government Fund	13

	Year ended August 31, 2013		Year ended August 31, 2012

Operations
Net investment income		$10,804,546		$13,615,388
Net realized gains on investments		2,659,262		215,507
Net change in unrealized gains (losses) on investments		(10,514,094)		11,859,021

Net increase in net assets resulting from operations		2,949,714		25,689,916

Distributions to shareholders from
Net investment income
Class A		(2,245,241)		(3,284,563)
Class B		(1,184)		(35,752)
Class C		(56,838)		(844,846)
Administrator Class		(954,995)		(1,304,299)
Institutional Class		(8,298,462)		(7,951,556)
Tax basis return of capital
Class A		(41,486)		(205,718)
Class B		(22)		(2,239)
Class C		(1,050)		(52,914)
Administrator Class		(17,646)		(81,691)
Institutional Class		(153,334)		(498,019)

Total distributions to shareholders		(11,770,258)		(14,261,597)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,109,427	83,682,254	16,242,424	148,139,106
Class B	31,268	287,126	62,289	568,592
Class C	839,351	7,710,932	1,460,486	13,328,119
Administrator Class	8,957,655	82,281,335	23,275,357	212,316,354
Institutional Class	111,798,068	1,027,507,716	99,879,814	912,178,664

		1,201,469,363		1,286,530,835

Reinvestment of distributions
Class A	204,160	1,875,097	276,424	2,522,997
Class B	123	1,136	3,539	32,231
Class C	4,710	43,331	63,929	581,978
Administrator Class	61,507	564,819	100,326	915,677
Institutional Class	643,170	5,906,428	724,335	6,616,388

		8,390,811		10,669,271

Payment for shares redeemed
Class A	(12,269,012)	(112,668,495)	(18,836,382)	(171,694,465)
Class B	(440,076)	(4,045,250)	(976,751)	(8,916,348)
Class C	(7,063,937)	(64,901,729)	(7,040,766)	(64,318,191)
Administrator Class	(10,045,881)	(92,236,416)	(14,990,112)	(136,941,037)
Institutional Class	(87,926,435)	(807,965,965)	(91,449,089)	(835,423,721)

		(1,081,817,855)		(1,217,293,762)

Net increase in net assets resulting from capital share transactions		128,042,319		79,906,344

Total increase in net assets		119,221,775		91,334,663

Net assets
Beginning of period		1,363,785,239		1,272,450,576

End of period		$1,483,007,014		$1,363,785,239

Overdistributed net investment income		$(459,446)		$(412,869)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended June 30
CLASS A	2013	2012	2011	2010[1,2]	2010[1]	2009[1]
Net asset value, beginning of period	$9.19	$9.12	$9.12	$9.11	$9.00	$9.15
Net investment income	0.06	0.09	0.14	0.02	0.20	0.32
Net realized and unrealized gains (losses) on investments	(0.04)	0.08	0.04	0.02	0.11	(0.14)

Total from investment operations	0.02	0.17	0.18	0.04	0.31	0.18
Distributions to shareholders from
Net investment income	(0.07)	(0.09)	(0.13)[3]	(0.01)[3]	(0.20)	(0.33)
Tax basis return of capital	(0.00)[4]	(0.01)	(0.05)[3]	(0.02)[3]	0.00	0.00

Total distributions to shareholders	(0.07)	(0.10)	(0.18)	(0.03)	(0.20)	(0.33)
Net asset value, end of period	$9.14	$9.19	$9.12	$9.12	$9.11	$9.00
Total return[5]	0.23%	1.84%	2.04%	0.49%	3.51%	2.09%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.86%	0.88%	0.88%	0.73%	0.73%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.73%	0.73%
Net investment income	0.71%	1.01%	1.50%	1.18%	2.27%	3.61%
Supplemental data
Portfolio turnover rate	10%	9%	18%	0%	14%	41%
Net assets, end of period (000s omitted)	$281,028	$309,827	$328,427	$353,453	$271,853	$277,862

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Adjustable Rate Government Fund	15

(For a share outstanding throughout each period)

	Year ended August 31				Year ended June 30
CLASS B	2013	2012	2011	2010[1,2]	2010[1]	2009[1]
Net asset value, beginning of period	$9.19	$9.12	$9.12	$9.11	$9.00	$9.15
Net investment income (loss)	(0.00)[3,4]	0.03 [3]	0.07 [3]	0.00 [4]	0.13 [3]	0.26 [3]
Net realized and unrealized gains (losses) on investments	(0.05)	0.07	0.05	0.03	0.11	(0.14)

Total from investment operations	(0.05)	0.10	0.12	0.03	0.24	0.12
Distributions to shareholders from
Net investment income	(0.00)[4]	(0.03)	(0.07)[3]	(0.00)[3,4]	(0.13)	(0.27)
Tax basis return of capital	(0.00)[4]	(0.00)[4]	(0.05)[3]	(0.02)[3]	0.00	0.00

Total distributions to shareholders	(0.00)[4]	(0.03)	(0.12)	(0.02)	(0.13)	(0.27)
Net asset value, end of period	$9.14	$9.19	$9.12	$9.12	$9.11	$9.00
Total return[5]	(0.52)%	1.08%	1.28%	0.36%	2.73%	1.33%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.61%	1.63%	1.62%	1.48%	1.48%
Net expenses	1.49%	1.49%	1.49%	1.49%	1.48%	1.48%
Net investment income (loss)	(0.03)%	0.27%	0.81%	0.24%	1.55%	2.95%
Supplemental data
Portfolio turnover rate	10%	9%	18%	0%	14%	41%
Net assets, end of period (000s omitted)	$2,886	$6,660	$14,911	$50,229	$52,414	$90,520

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31					Year ended June 30
CLASS C	2013		2012	2011	2010[1],[2]	2010[1]	2009[1]
Net asset value, beginning of period	$9.19		$9.12	$9.12	$9.11	$9.00	$9.15
Net investment income (loss)	(0.00	)[3],[4]	0.02 [4]	0.06	0.00 [3]	0.14	0.25
Net realized and unrealized gains (losses) on investments	(0.05)		0.08	0.06	0.03	0.10	(0.13)

Total from investment operations	(0.05)		0.10	0.12	0.03	0.24	0.12
Distributions to shareholders from
Net investment income	(0.00)[3]		(0.03)	(0.07)[4]	(0.00)[3,4]	(0.13)	(0.27)
Tax basis return of capital	(0.00)[3]		(0.00)[3]	(0.05)[4]	(0.02)[4]	0.00	0.00

Total distributions to shareholders	(0.00)[3]		(0.03)	(0.12)	(0.02)	(0.13)	(0.27)
Net asset value, end of period	$9.14		$9.19	$9.12	$9.12	$9.11	$9.00
Total return[5]	(0.52)%		1.08%	1.28%	0.36%	2.73%	1.33%
Ratios to average net assets (annualized)
Gross expenses	1.59%		1.61%	1.63%	1.62%	1.48%	1.48%
Net expenses	1.49%		1.49%	1.49%	1.51%	1.48%	1.48%
Net investment income (loss)	(0.04)%		0.26%	0.74%	0.23%	1.52%	2.88%
Supplemental data
Portfolio turnover rate	10%		9%	18%	0%	14%	41%
Net assets, end of period (000s omitted)	$190,110		$248,392	$296,645	$340,278	$349,562	$360,607

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Amount is less than $0.005.

4.	Calculated based upon average shares outstanding

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Adjustable Rate Government Fund	17

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$9.19	$9.12	$9.12	$9.11
Net investment income	0.08	0.11	0.14 [2]	0.02
Net realized and unrealized gains (losses) on investments	(0.05)	0.07	0.06	0.01

Total from investment operations	0.03	0.18	0.20	0.03
Distributions to shareholders from
Net investment income	(0.08)	(0.10)	(0.15)[2]	(0.00)[2,3]
Tax basis return of capital	(0.00)[3]	(0.01)	(0.05)[2]	(0.02)[2]

Total distributions to shareholders	(0.09)	(0.11)	(0.20)	(0.02)
Net asset value, end of period	$9.14	$9.19	$9.12	$9.12
Total return[4]	0.37%	1.98%	2.18%	0.31%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.79%	0.78%	0.90%
Net expenses	0.60%	0.60%	0.60%	0.62%
Net investment income	0.85%	1.14%	1.49%	2.01%
Supplemental data
Portfolio turnover rate	10%	9%	18%	0%
Net assets, end of period (000s omitted)	$102,284	$112,319	$34,946	$10

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended June 30
INSTITUTIONAL CLASS	2013	2012	2011	2010[1,2]	2010[1]	2009[1]
Net asset value, beginning of period	$9.19	$9.12	$9.12	$9.11	$9.00	$9.15
Net investment income	0.09 [3]	0.12 [3]	0.15	0.02	0.23	0.35
Net realized and unrealized gains (losses) on investments	(0.04)	0.07	0.06	0.03	0.10	(0.14)

Total from investment operations	0.05	0.19	0.21	0.05	0.33	0.21
Distributions to shareholders from
Net investment income	(0.10)	(0.11)	(0.16)[3]	(0.02)[3]	(0.22)	(0.36)
Tax basis return of capital	(0.00)[4]	(0.01)	(0.05)[3]	(0.02)[3]	0.00	0.00

Total distributions to shareholders	(0.10)	(0.12)	(0.21)	(0.04)	(0.22)	(0.36)
Net asset value, end of period	$9.14	$9.19	$9.12	$9.12	$9.11	$9.00
Total return[5]	0.50%	2.09%	2.30%	0.53%	3.76%	2.35%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.53%	0.55%	0.55%	0.48%	0.48%
Net expenses	0.47%	0.49%	0.49%	0.49%	0.48%	0.48%
Net investment income	0.98%	1.25%	1.72%	1.21%	2.52%	3.91%
Supplemental data
Portfolio turnover rate	10%	9%	18%	0%	14%	41%
Net assets, end of period (000s omitted)	$906,698	$686,587	$597,521	$368,066	$389,075	$483,565

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Adjustable Rate Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Adjustable Rate Fund.

2.	For the two months ended August 31, 2010. The Fund changed its fiscal year end from June 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Adjustable Rate Government Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Adjustable Rate Government Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures

20	Wells Fargo Advantage Adjustable Rate Government Fund	Notes to financial statements

contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid and expiration of capital loss carryforwards. At August 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(47,790,372)	$705,597	$47,084,775

At August 31, 2013, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2014	2015	2016	2017	2018	2019
$11,283,743	$18,541,278	$10,766,785	$24,262,054	$1,705,150	$66,443

As of August 31, 2013, the Fund had $270,821 of current year deferred post-October capital losses, which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

Notes to financial statements	Wells Fargo Advantage Adjustable Rate Government Fund	21

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Agency securities	$0	$1,445,557,451	$0	$1,445,557,451
Short-term investments
Investment companies	31,475,926	0	0	31,475,926
U.S. Treasury securities	349,998	0	0	349,998
	$31,825,924	$1,445,557,451	$0	$1,477,383,375

As of August 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted Prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$(107,866)	$0	$0	$(107,866)

+	Futures contracts are presented at the unrealized losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory Fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. Prior to January 1, 2013, Funds Management received an annual advisory fee which started at 0.40% and declined to 0.30% as the average daily net assets of the Fund increased. For the year ended August 31, 2013, the advisory fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

22	Wells Fargo Advantage Adjustable Rate Government Fund	Notes to financial statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A shares, 1.49% for Class B shares, 1.49% for Class C shares, 0.60% for Administrator Class shares, and 0.46% for Institutional Class shares. Prior to January 1, 2013, the Fund’s expenses were capped at 0.49% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2013, Wells Fargo Funds Distributor, LLC received $3,965 from the sale of Class A shares and $285 and $3,999 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of U.S. government securities, excluding short-term securities, for the year ended August 31, 2013 were $513,212,872 and $134,959,775, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2013, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2013, the Fund had short futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at August 31, 2013	Unrealized losses
12-19-2013	70 Short	10-Year U.S. Treasury Notes	$8,699,688	$(28,024)
12-31-2013	221 Short	5-Year U.S. Treasury Notes	26,449,211	(79,842)

The Fund had an average notional amount of $25,759,285 in short futures contracts during the year ended August 31, 2013.

On August 31, 2013, the cumulative unrealized losses on futures contracts in the amount of $107,866 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

Notes to financial statements	Wells Fargo Advantage Adjustable Rate Government Fund	23

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2013, the Fund paid $1,799 in commitment fees.

For the year ended August 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 were as follows:

	Year ended August 31,
	2013	2012
Ordinary income	$11,556,720	$13,421,016
Tax basis return of capital	213,538	840,581

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$21,259,029	(270,821)	$(66,625,453)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

24	Wells Fargo Advantage Adjustable Rate Government Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the summary portfolio of investments, of the Wells Fargo Advantage Adjustable Rate Government Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, each of the periods within the period from July 1, 2010 through August 31, 2010 and each of the years in the two-year period ended June 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Adjustable Rate Government Fund as of August 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 28, 2013

Other information (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	25

TAX INFORMATION

For the fiscal year ended August 31, 2013, $10,578,892 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage Adjustable Rate Government Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage Adjustable Rate Government Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Advantage Adjustable Rate Government Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Adjustable Rate Government Fund	29

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays 6-Month Treasury Bill Index, for all periods under review.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were higher than the median rates of the Fund’s expense Groups. However, the Board viewed favorably the agreed-upon revised advisory fee schedule for the Fund.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

30	Wells Fargo Advantage Adjustable Rate Government Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Adjustable Rate Government Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

219217 10-13 A215/AR215 08-13

Wells Fargo Advantage

Conservative Income Fund

Annual Report

August 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $229 billion in assets under management, as of August 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Conservative Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income markets shifted significantly during the period as economic optimism surged and U.S. Treasury yields ratcheted higher.

The theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices but had less effect on the overnight-based fixed-income markets and on securities with maturities of six months or less.

Dear Valued Shareholder:

We are pleased to offer you the first shareholder report for the Wells Fargo Advantage Conservative Income Fund since commencement of operations on May 31, 2013 through August 31, 2013. Fixed-income markets shifted significantly during the period as economic optimism surged and U.S. Treasury yields ratcheted higher. However, short-term fixed-income markets remained relatively unchanged in the shortest maturities with some spread widening in slightly longer maturities. Short-term yields continued to remain historically low as the Federal Reserve (Fed) preserved its monetary stance, despite indications for potential policy tapering in 2014. While the longer-maturity segments of the markets began to price in those potential yield-shift scenarios over the next couple years, the short-term markets sustained their low-rate paradigm and remained somewhat insulated from the larger storm waves billowing across the long-term markets.

The return of economic optimism in 2013 led to declines in bond prices as yields rose higher.

Right before the period began, a massive rally in the U.S. equity markets occurred in May 2013. U.S. Treasury prices declined significantly while investment-grade corporate bonds and structured products correspondingly also declined in price. These market moves resulted in the largest monthly losses across the long-term investment-grade bond markets in nearly five years. Unfortunately, these trends carried through the beginning of the period in June 2013.

The depreciating trends for bonds deepened in mid-June based on comments from Fed Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. For the last two weeks of June 2013, that debate appeared to play out daily, as volatility buffeted both the equity and bond markets, finally capitulating to yet another sustained rally in equities and a modest retreat in bond prices. Both long-term investment-grade bonds and high-yield bonds posted their worst monthly returns of the year in June 2013. However, the short-term markets better withstood the greater turbulence in the longer-maturity ranges and generally only showed similar price deterioration in maturities of one year and longer. It appeared unlikely for the overnight-based fixed-income markets to be affected significantly until a clear indication of imminent monetary policy change is announced.

In July and August 2013, equity exuberance quieted a bit and fixed-income markets stabilized. Returns in longer-maturity securities were more mixed, with slightly negative returns in the highest-quality securities to modestly positive returns in each respectively lower credit tier. On the whole, the short-term markets continued to eke out some modestly positive returns, which was in fact better than the negative returns produced by much of the long-term investment-grade markets. Thus, the theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices but had less effect on the overnight-based fixed-income markets and on securities with maturities of six months or less.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and

Letter to shareholders (unaudited)	Wells Fargo Advantage Conservative Income Fund	3

other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Conservative Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Andrew M. Greenberg, CFA

Anthony J. Melville, CFA

Jeffrey L. Weaver, CFA

Average annual total returns (%) as of August 31, 2013

			Expense ratios[1](%)
	Inception date	Since inception	Gross	Net[2]
Institutional Class (WCIIX)	5-31-2013	0.01	0.40	0.27
Barclays 6-9 Month Treasury Bill Index[3]	–	0.04	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Conservative Income Fund	5

Growth of $1,000,000 investment[4] as of August 31, 2013

1.	Reflects the expense ratios as stated in the most recent prospectus.

2.	The Adviser has committed through December 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays 6–9 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury bills that have a remaining maturity of less than nine months and more than six, are rated investment-grade, and have $250 million or more of outstanding face value. You cannot invest directly in an index.

4.	The chart compares the performance of Institutional Class shares since inception with the performance of the Barclays 6-9 Month Treasury Bill Index. The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares and reflects all operating expenses.

5.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Conservative Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays 6-9 Month Treasury Index, for the 3-month period that ended August 31, 2013.

■	The Fund’s allocation to fixed-rate securities with maturities of one year and longer in corporates, asset-backed securities (ABS), and municipals detracted from performance. Longer-maturity securities decreased in price more than the shortest maturities during the period.

■	The Fund benefited from exposure to floating-rate corporate debt and commercial paper.

■	The Fund emphasized relatively high-quality yield sectors, such as short-term corporate bonds, taxable municipals, and asset-backed securities. The additional income provided by securities with higher yields is important for offsetting the negative effects of potentially increasing interest rates. In anticipation of a steeper yield curve, we have kept the Fund’s exposure to fixed-rate bonds with maturities longer than two years to a minimum.

The Federal Reserve (Fed) indicated the potential for tapering of its accommodative monetary policy.

At the Federal Open Market Committee meeting in June 2013, the Fed indicated a time frame for reducing monthly purchases of Treasuries and agency mortgages late in 2013. As the market began to price in Fed tapering to begin before the end of 2013, the Treasury yield curve steepened dramatically. In addition, short-term credit spreads experienced volatility and drifted higher from June through August 2013. The rise of yields and the corresponding decline in prices contributed to underperformance versus the benchmark. However, the Fund’s exposure to commercial paper and floating-rate debt added to performance and minimized the amount of underperformance.

Ten largest long-term holdings[5] (%) as of August 31, 2013
Northern California Transmission Refunding Oregon Project Series B, 5.37%, 5-1-2015	2.13
University of California Series Y-1, 0.77%, 7-1-2041	2.00
World Omni Automobile Lease Series 2012-A Class A3, 0.93%, 11-16-2015	2.00
General Electric Capital Corporation, 3.50%, 6-29-2015	1.94
BP Capital Markets plc, 3.88%, 3-10-2015	1.89
JPMorgan Chase & Company, 3.70%, 1-20-2015	1.87
Rabobank Nederland, 3.20%, 3-11-2015	1.86
Smart Trust Series 2011-4USA Class A3A, 1.81%, 11-14-2015	1.73
Export-Import Bank of Korea, 5.88%, 1-14-2015	1.59
Macquarie Bank Limited, 3.45%, 7-27-2015	1.55

The Fund emphasized securities with yield spread over U.S. Treasuries.

Over the last three months, the Fund has focused its investment on non-Treasury sectors. The Fund made substantial investments in corporate securities as well as in municipal and asset-backed securities. More emphasis was placed on fixed-rate debt than on floating-rate debt to garner higher yield compensation. The Fund also invested in commercial paper, which tends to be more easily tradable. This helped anchor the Fund’s exposure to rising interest rates while maintaining a high level of liquidity within the Fund.

The Fund maintained a duration positioning that is close to neutral with its benchmark. We expected front-end interest rates to eventually follow a rising path when the Fed begins tapering asset purchases and eventually raises the federal funds rate. We believe that our investment emphasis on yield-advantaged securities (corporates, municipals, and ABS) should help the portfolio from raising rates and provide the potential for outperformance versus the benchmark over time.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Conservative Income Fund	7

Portfolio allocation[6] as of August 31, 2013

Interest-rate volatility may continue.

We expect interest rates to continue to be volatile over the next six to 12 months. Tapering of the Fed’s asset-purchase program, followed by the outright end of purchases and eventually culminating in the potential for asset sales, should push interest rates higher, in our opinion. Further, even though the Fed is not expected to raise the federal funds rate until 2015, we believe the anticipation of this eventual monetary tightening will also influence fixed-income yields higher.

In order to protect the Fund against rising interest rates, we intend at this time to minimize fixed-rate exposure beyond two years. Fixed-rate securities inside of two years continue to add value due to the higher yield they offer over Treasuries. Also, we presently intend to maintain investments in commercial paper and potentially add to floating-rate exposure in order to attempt to provide protection against substantial interest-rate increases in the upcoming year.

8	Wells Fargo Advantage Conservative Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 3-1-2013	Ending account value 8-31-2013	Expenses paid during the period¹	Net annual expense ratio
Institutional Class
Actual	$1,000.00	$1,000.09	$1.36	0.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.84	$1.38	0.27%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Conservative Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 12.40%
CarMax Auto Owner Trust Series 2013-3 Class A2	0.59%	8-15-2016	$500,000	$499,977
Ford Credit Auto Lease Trust Series 2011-B Class A3	1.05	10-15-2014	456,509	456,846
Golden Credit Card Trust Series 2012-5A Class A 144A	0.79	9-15-2017	500,000	498,087
Hyundai Auto Lease Securitization Trust Series 2013-B Class A3 144A	0.98	10-17-2016	600,000	598,904
Nissan Auto Lease Trust Series 2011-B Class A3	0.92	2-16-2015	718,251	719,008
Penarth Master Issuer plc Series 2012-1A Class A 144A ±	0.75	3-18-2014	1,000,000	1,001,331
Smart Trust Series 2011-4USA Class A3A 144A	1.81	11-14-2015	859,980	863,958
Volkswagen Auto Lease Trust Series 2013-A Class A2A	0.63	12-21-2015	560,000	559,986
World Omni Automobile Lease Series 2012-A Class A3	0.93	11-16-2015	1,000,000	1,000,290

Total Asset-Backed Securities (Cost $6,207,364)				6,198,387

Corporate Bonds and Notes: 20.95%

Consumer Staples: 1.40%

Beverages: 1.40%
Anheuser-Busch InBev Worldwide Incorporated	0.80	7-15-2015	700,000	700,931

Financials: 13.47%

Capital Markets: 2.11%
Goldman Sachs Group Incorporated	3.30	5-3-2015	500,000	517,399
Morgan Stanley	6.00	4-28-2015	500,000	536,311

				1,053,710

Commercial Banks: 1.45%
Branch Banking & Trust Corporation	3.38	9-25-2013	725,000	726,233

Consumer Finance: 2.54%
Daimler Finance NA LLC 144A	2.30	1-9-2015	725,000	736,303
HSBC Finance Corporation	5.00	6-30-2015	500,000	531,304

				1,267,607

Diversified Financial Services: 5.86%
Bank of America Corporation	4.50	4-1-2015	500,000	524,273
Citigroup Incorporated ±	1.23	7-25-2016	500,000	502,274
General Electric Capital Corporation	3.50	6-29-2015	925,000	967,559
JPMorgan Chase & Company	3.70	1-20-2015	900,000	933,121

				2,927,227

Insurance: 1.51%
New York Life Global Funding 144A	1.30	1-12-2015	750,000	755,765

Industrials: 1.01%

Aerospace & Defense: 1.01%
United Technologies Corporation ±	0.77	6-1-2015	500,000	503,297

Telecommunication Services: 1.43%

Diversified Telecommunication Services: 1.43%
Bellsouth Corporation 144A	4.12	4-26-2021	700,000	714,966

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Conservative Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 3.64%

Electric Utilities: 3.64%
Commonwealth Edison Company	4.70%	4-15-2015	$524,000	$555,880
PacifiCorp	5.45	9-15-2013	750,000	751,050
Southern California Edison Company	5.75	3-15-2014	500,000	513,683

				1,820,613

Total Corporate Bonds and Notes (Cost $10,488,647)				10,470,349

Municipal Obligations: 16.13%

California: 5.97%
California (GO)	5.10	8-1-2014	350,000	355,331
Irvine Ranch CA Water District (Water & Sewer Revenue)	2.39	3-15-2014	565,000	564,650
Northern California Transmission Refunding Oregon Project Series B (Utilities Revenue)	5.37	5-1-2015	1,000,000	1,064,980
University of California Series Y-1 (Education Revenue) ±	0.77	7-1-2041	1,000,000	1,000,310

				2,985,271

Illinois: 1.01%
Illinois (GO)	4.07	1-1-2014	500,000	505,115

Indiana: 1.00%
Indiana Bond Bank Taxable School Severance Funding (Miscellaneous Revenue)	0.66	1-15-2015	500,000	497,410

Kentucky: 2.41%
Kentucky Property and Buildings Commission Project # 78 (Miscellaneous Revenue, National Insured)	4.94	10-1-2013	1,200,000	1,204,536

New Jersey: 1.00%
Camden County NJ Improvement Authority Refunding - Rowan University School Osteopathic Medicine Project Series B (Education Revenue)	0.89	12-1-2013	500,000	499,835

Ohio: 0.70%
JobsOhio Beverage Systems Statewide Liquor Profits Senior Lien Series 2013-B (Miscellaneous Revenue)	0.87	1-1-2015	350,000	349,962

South Carolina: 2.23%
Lancaster SC Educational Assistance Program Incorporated Installment Purchase Refunding Bonds School District Series 2013 A (Miscellaneous Revenue)	0.73	12-1-2014	355,000	353,800
South Carolina State Public Service Authority Series D (GO) ±	1.06	6-1-2015	760,000	761,847

				1,115,647

Texas: 1.81%
North Texas Tollway Authority (Transportation Revenue)	2.44	9-1-2013	905,000	905,054

Total Municipal Obligations (Cost $8,075,590)				8,062,830

Non-Agency Mortgage Backed Securities: 3.23%
CD Commercial Mortgage Trust Series 2005-CD1 Class A4 ±	5.39	7-15-2044	500,000	535,674
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP5 Class A4 ±	5.37	12-15-2044	515,000	551,667
JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-LDP3 Class A4A ±	4.94	8-15-2042	500,000	529,995

Total Non-Agency Mortgage Backed Securities (Cost $1,623,998)				1,617,336

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Conservative Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 22.06%

Consumer Discretionary: 4.48%

Automobiles: 1.21%
Volkswagen International Finance NV 144A	1.63%	3-22-2015	$600,000	$606,328

Commercial Banks: 3.27%
National Australia Bank of New York ±	0.82	7-25-2016	700,000	700,999
Rabobank Nederland 144A	3.20	3-11-2015	900,000	931,424

				1,632,423

Energy: 1.89%

Oil, Gas & Consumable Fuels: 1.89%
BP Capital Markets plc	3.88	3-10-2015	900,000	943,125

Financials: 10.71%

Commercial Banks: 8.66%
ABN Amro Bank NV 144A	3.00	1-31-2014	750,000	756,704
Barclays Bank plc	2.38	1-13-2014	525,000	528,648
Export-Import Bank of Korea	5.88	1-14-2015	750,000	795,848
ING Bank NV 144A	2.00	9-25-2015	750,000	758,683
Macquarie Bank Limited 144A	3.45	7-27-2015	750,000	776,300
Royal Bank of Scotland Group plc	2.55	9-18-2015	700,000	713,437

				4,329,620

Diversified Financial Services: 2.05%
Abbey National Treasury Services plc	2.88	4-25-2014	500,000	506,591
Deutsche Bank AG London	3.88	8-18-2014	500,000	514,587

				1,021,178

Materials: 1.05%

Metals & Mining: 1.05%
Rio Tinto Finance USA Limited	8.95	5-1-2014	500,000	527,062

Telecommunication Services: 1.06%

Wireless Telecommunication Services: 1.06%
America Movil SAB de CV	5.75	1-15-2015	500,000	530,700

Utilities: 2.87%

Electric Utilities: 2.87%
Electricite de France SA 144A	5.50	1-26-2014	900,000	916,775
Korea Electric Power Corporation 144A	5.50	7-21-2014	500,000	518,092

				1,434,867

Total Yankee Corporate Bonds and Notes (Cost $11,037,060)				11,025,303

Short-Term Investments: 24.65%

Commercial Paper: 24.59%
Anglesea Funding LLC 144A(p)	0.40	12-2-2013	1,000,000	999,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Conservative Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Commercial Paper (continued)
Antalis US Funding Corporation 144A(p)	0.32%	11-7-2013	$1,000,000	$999,422
Atlantic Asset Securitization LLC 144A(p)	0.25	10-21-2013	600,000	599,800
China International Marine Containers Group (p)	0.35	9-5-2013	800,000	799,984
CNPC Finance (HK) Limited 144A(p)	0.40	11-5-2013	1,000,000	999,300
Collateralized Commercial Paper Company II LLC 144A(p)	0.30	12-3-2013	1,000,000	999,242
Institutional Secured Funding LLC 144A(p)	0.25	9-10-2013	1,000,000	999,951
LMA Americas LLC 144A(p)	0.26	12-2-2013	1,000,000	999,350
Matchpoint Master Trust 144A(p)	0.26	9-13-2013	1,000,000	999,928
Mountcliff Funding LLC 144A(p)	0.28	9-3-2013	900,000	900,000
Northern Pines Funding LLC 144A(p)	0.34	11-14-2013	1,000,000	999,320
Reckitt Benckiser Treasury Services plc 144A	0.37	5-16-2014	1,000,000	997,379
Sinopec Century Bright Capital Investment Limited 144A	0.36	9-19-2013	1,000,000	999,840

				12,292,516

	Yield		Shares
Investment Companies: 0.06%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.09		27,953	27,953

Total Short-Term Investments (Cost $12,320,469)				12,320,469

Total investments in securities (Cost $49,753,128) *	99.42%	49,694,674
Other assets and liabilities, net	0.58	288,789

Total net assets	100.00%	$49,983,463

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(p)	Asset-backed commercial paper

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $49,753,128 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$7,470
Gross unrealized depreciation	(65,924)

Net unrealized depreciation	$(58,454)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2013	Wells Fargo Advantage Conservative Income Fund	13

Assets
Investments
In unaffiliated securities, at value (see cost below)	$49,666,721
In affiliated securities, at value (see cost below)	27,953

Total investments, at value (see cost below)	49,694,674
Receivable for investments sold	15,000
Receivable for interest	283,626
Receivable from adviser	12,392
Prepaid expenses and other assets	20,018

Total assets	50,025,710

Liabilities
Professional fees	29,356
Shareholder report expenses payable	4,756
Due to other related parties	5,873
Accrued expenses and other liabilities	2,262

Total liabilities	42,247

Total net assets	$49,983,463

NET ASSETS CONSIST OF
Paid-in capital	$50,055,349
Accumulated net realized losses on investments	(13,432)
Net unrealized losses on investments	(58,454)

Total net assets	$49,983,463

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Institutional Class	$49,983,463
Shares outstanding – Institutional Class	5,005,588
Net asset value per share – Institutional Class	$9.99

Investments in unaffiliated securities, at cost	$49,725,175

Investments in affiliated securities, at cost	$27,953

Total investments, at cost	$49,753,128

1.	The Fund has an unlimited amount of authorized shares.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Conservative Income Fund	Statement of operations—year ended August 31, 2013[1]

Investment income
Interest*	$88,889
Income from affiliated securities	449

Total investment income	89,338

Expenses
Advisory fee	25,176
Administration fees
Fund level	6,294
Institutional Class	10,071
Custody and accounting fees	1,392
Professional fees	31,434
Registration fees	3,408
Shareholder report expenses	12,062
Trustees’ fees and expenses	3,066
Other fees and expenses	818

Total expenses	93,721
Less: Fee waivers and/or expense reimbursements	(59,732)

Net expenses	33,989

Net investment income	55,349

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(13,432)
Net change in unrealized gains (losses) on investments	(58,454)

Net realized and unrealized gains (losses) on investments	(71,886)

Net decrease in net assets resulting from operations	$(16,537)

* Net of foreign interest withholding taxes in the amount of	$404

1.	For the period from May 31, 2013 (commencement of operations) to August 31, 2013

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Conservative Income Fund	15

	Year ended August 31, 2013[1]

Operations
Net investment income		$55,349
Net realized losses on investments		(13,432)
Net change in unrealized gains (losses) on investments		(58,454)

Net decrease in net assets resulting from operations		(16,537)

Distributions to shareholders from
Net investment income		(55,808)

	Shares
Capital share transactions
Proceeds from shares sold
Institutional Class	5,000,000	50,000,000
Reinvestment of distributions
Institutional Class	5,588	55,808

Net increase in net assets resulting from capital share transactions		50,055,808

Total increase in net assets		49,983,463

Net assets
Beginning of period		0

End of period		$49,983,463

Undistributed net investment income		$0

1.	For the period from May 31, 2013 (commencement of operations) to August 31, 2013

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Conservative Income Fund	Financial highlights

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended August 31, 2013[1]
Net asset value, beginning of period	$10.00
Net investment income	0.01
Net realized and unrealized gains (losses) on investments	(0.01)

Total from investment operations	0.00
Distributions to shareholders from
Net investment income	(0.01)
Net asset value, end of period	$9.99
Total return[2]	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.74%
Net expenses	0.27%
Net investment income	0.44%
Supplemental data
Portfolio turnover rate	10%
Net assets, end of period (000s omitted)	$49,983

1.	For the period from May 31, 2013 (commencement of class operations) to August 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Conservative Income Fund	17

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Conservative Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

18	Wells Fargo Advantage Conservative Income Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the three fiscal years since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. The Fund is not subject to examination by federal and state tax authorities for tax years before 2013, the year the Fund commenced operations.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income
$(459)	$459

As of August 31, 2013, the Fund had capital loss carryforwards which consist of $13,432 in short-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Conservative Income Fund	19

As of August 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Asset-backed securities	$0	$6,198,387	$0	$6,198,387
Corporate bonds and notes	0	10,470,349	0	10,470,349
Municipal obligations	0	8,062,830	0	8,062,830
Non-agency mortgage backed securities	0	1,617,336	0	1,617,336
Yankee corporate bonds and notes	0	11,025,303	0	11,025,303
Short-term investments
Commercial paper	0	12,292,516	0	12,292,516
Investment companies	27,953	0	0	27,953
	$27,953	$49,666,721	$0	$49,694,674

Transfers in and transfers out are recognized at the end of the reporting period. For the period from May 31, 2013 to August 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.20% and declining to 0.15% as the average daily net assets of the Fund increase. For the period from May 31,2013 to August 31, 2013, the advisory fee was equivalent to an annual rate of 0.20% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and for Institutional Class shares a class level administration fee of 0.08% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.27% for Institutional Class shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the period from May 31, 2013 to August 31, 2013 were $41,367,182 and $2,932,046, respectively.

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the period from May 31, 2013 to August 31, 2013 was $55,808 of ordinary income.

20	Wells Fargo Advantage Conservative Income Fund	Notes to financial statements (unaudited)

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Capital loss carryforward
$(58,454)	$(13,432)

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Conservative Income Fund	21

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Conservative Income Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 31, 2013 (commencement of operations) to August 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Conservative Income Fund as of August 31, 2013, the results of its operations, changes in its net assets, and the financial highlights for the period from May 31, 2013 (commencement of operations) to August 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 28, 2013

22	Wells Fargo Advantage Conservative Income Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2013, $36,121 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Conservative Income fund	23

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

24	Wells Fargo Advantage Conservative Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Conservative Income Fund	25

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

219218 10-13 A265/AR265 08-13

Wells Fargo Advantage Government Securities Fund

Annual Report

August 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $229 billion in assets under management, as of August 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Government Securities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Government Securities Fund for the 12-month period that ended August 31, 2013. Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields. Most investment-grade bond sectors correspondingly experienced price declines and rising yields during much of 2013. Below-investment-grade securities tended to perform better in 2013 after strong performance over the last four months of 2012. Higher-yield spreads cushioned some of the yield increases from the Treasury markets. The trend toward higher yields began in January 2013 but significantly deepened in May and June 2013. Investment-grade bond sectors declined in value during the 12-month period, with the most notable declines occurring in corporate bonds and better price protection occurring in structured products, such as commercial mortgage-backed securities and asset-backed securities. High-yield securities performed better over the full breadth of the period, generating positive returns despite significant price corrections in June 2013.

The period began with strengthening confidence in the credit markets.

The 12-month period began during a recovery from the May 2012 European credit crisis. By mid-June 2012, a rally in fixed-income securities had begun, and confidence increasingly returned to the credit markets. This carried into the opening months of the period, which began in September 2012. Lower-rated and longer-maturity segments of the fixed-income markets tended to perform well during this time. Most notably, the A rated and BBB rated1 segments of the investment-grade markets outperformed the highest-quality credit tiers and U.S. Treasuries. High-yield securities significantly outperformed the investment-grade credit tiers during this time. These trends largely continued into October 2012.

In November and December 2012, most investment-grade sectors began to throttle down. U.S. Treasuries and treasury inflation-protected securities rallied in November 2012 and outperformed the credit sectors due to a brief flare-up in risk aversion from the deepening recessionary conditions in the eurozone. However, in December 2012, U.S. Treasury yields began to reverse course, shifting higher on growing optimism for economic expansion and appreciating equity values. Most investment-grade credit tiers also saw yields move higher in tandem, resulting in a broad but modest decline in many investment-grade security prices. High-yield securities continued to perform positively during these months, benefiting from sustained investor appetite for higher yield and growing confidence in corporate earnings.

The return of economic optimism in 2013 led to declines in bond prices as yields rose higher.

In the opening months of 2013, U.S. Treasury yields began to once again rise higher on optimistic expectations for a strengthening U.S. economy. Consequently, fixed-income security yields shifted higher and prices declined across much of the U.S. investment-grade bond sectors. U.S. Treasury prices significantly declined in January 2013, most notably in the longer-maturity ranges, as investors began to reprice bond yields for potential interest-rate increases in upcoming years.

In February and March 2013, investment-grade fixed-income markets rebounded when equity market exuberance was reined in by some sobering signs of caution from mixed economic indicators. Investors again returned to the U.S. Treasury market, driving yields lower and bond prices higher. These appreciating trends strengthened during the volatile month of April 2013, when the market was rattled by geopolitical events, domestic terrorism in Boston, and uncertain global

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to shareholders (unaudited)	Wells Fargo Advantage Government Securities Fund	3

economic conditions. U.S. Treasury prices increased sharply, temporarily erasing all their price losses endured in January 2013 and, in fact, crossing over into positive gains.

For the core bond investment-grade markets, this recovery in bond prices only proved temporary. The month of May 2013 unleashed a massive rally in the U.S. equity markets; consequently, U.S. Treasury prices declined again, while investment-grade corporate bonds and structured products correspondingly also declined in price. These market moves resulted in the largest monthly losses across the investment-grade bond markets in nearly five years.

The depreciating trends for bonds deepened in mid-June 2013 based on comments from Federal Reserve (Fed) Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. For the last two weeks of June 2013, that debate appeared to play out daily, as volatility buffeted both the equity and bond markets, finally ending in yet another sustained rally in equities and a modest retreat in bond prices. Both investment-grade bonds and high-yield bonds posted their worst monthly returns of the year in June 2013—investment-grade securities had their largest quarterly decline in nine years during the second quarter.

In July and August 2013, equity exuberance quieted a bit, and fixed-income markets stabilized. Returns were mixed, with slightly negative returns in the highest-quality securities to modestly positive in the lower credit tiers. On the whole, the declines in bond prices during May, June, and August 2013 culminated in negative returns across the investment-grade markets during the period. High-yield markets better preserved their strong positive gains from the final months of 2012 and generated positive returns for the full the 12-month period. Thus, the theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

4	Wells Fargo Advantage Government Securities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael J. Bray, CFA

Christopher Y. Kauffman, CFA

Average annual total returns1 (%) as of August 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SGVDX)	8-31-1999	(7.57)	3.10	3.64	(3.22)	4.06	4.12	0.90	0.90
Class B (WGSBX)*	7-18-2008	(8.94)	2.93	3.60	(3.94)	3.29	3.60	1.65	1.65
Class C (WGSCX)	12-26-2002	(4.94)	3.28	3.28	(3.94)	3.28	3.28	1.65	1.65
Administrator Class (WGSDX)	4-8-2005	–	–	–	(3.10)	4.25	4.36	0.84	0.68
Institutional Class (SGVIX)	8-31-1999	–	–	–	(2.86)	4.46	4.57	0.57	0.52
Investor Class (STVSX)	10-29-1986	–	–	–	(3.33)	4.02	4.09	0.93	0.93
Barclays U.S. Aggregate Excluding Credit Bond Index[4]	–	–	–	–	(2.58)	4.32	4.54	–	–
Barclays Intermediate U.S. Government Bond Index[5]	–	–	–	–	(1.54)	3.47	3.91	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Government Securities Fund	5

Growth of $10,000 investment[6] as of August 31, 2013

1.	Historical performance shown for Class B and Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class B and Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through December 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, 0.64% for Administrator Class, 0.48% for Institutional Class, and 0.90% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays U.S. Aggregate Excluding Credit Bond Index is composed of the Barclays U.S. Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index and it includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

5.	The Barclays Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays U.S. Aggregate Excluding Credit Bond Index and the Barclays Intermediate U.S. Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Government Securities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed both benchmarks , the Barclays U.S. Aggregate Excluding Credit Bond Index and the Barclays Intermediate U.S. Government Bond Index , for the 12-month period that ended August 31, 2013.

■	The Fund’s holdings in specific mortgage-backed securities detracted from performance when the coupon rate for current mortgages increased in the first and second quarters of 2013.

■	Our holdings in collateralized mortgage obligations (CMOs), as well as positions in multifamily mortgage-backed securities, contributed to relative performance.

■	Commercial mortgage-backed securities (CMBS) holdings modestly detracted.

■	We increased our weightings in mortgage-related securities in 2013 as they cheapened and represented value for our shareholders.

■	Assets with structured risk outperformed Treasuries. The Fund’s holdings in these types of securities produced positive excess returns. However, overall market (Treasury) interest rates rose dramatically, causing negative absolute returns in most rate-sensitive sectors.

The Fund was focused on mortgage-related securities.

During the period, the Fund maintained overweights in structured products and underweights in U.S. Treasuries and agency debentures. We focused on overweights in mortgage-related securities, primarily pass-throughs, CMOs, and CMBS. Increasing mortgage rates late in the first quarter and through the second quarter of 2013 had negative pricing effects on specific mortgage-related securities. Consequently, mortgage pass-throughs and some CMBS holdings in the Fund detracted from performance, while CMOs and multifamily securitized debt generally contributed positively.

Ten largest long-term holdings[7] (%) as of August 31, 2013
U.S. Treasury Note, 0.50%, 10-15-2014	7.85
FNMA, 3.00%, 9-1-2043	5.93
FHLMC, 3.50%, 9-1-2043	5.76
U.S. Treasury Note, 0.38%, 3-15-2015	5.16
FNMA, 4.00%, 9-1-2043	3.80
GNMA, 4.50%, 9-1-2043	2.79
FNMA, 5.00%, 8-1-2040	2.64
U.S. Treasury Note, 6.25%, 8-15-2023	2.06
U.S. Treasury Note, 7.25%, 8-15-2022	1.81
U.S. Treasury Note, 0.25%, 1-31-2014	1.78

The economy was stuck in slow growth mode.

On several occasions during the past four years, there have been indications that gross domestic product (GDP) growth was accelerating, but such hopes have been repeatedly dashed. This continued throughout the period. Real final sales—GDP excluding inventory effects—grew at only a 1.1% average annualized pace in the first half of 2013. Progress in the labor market—of prime concern to policymakers and ordinary citizens alike—was mixed. The unemployment rate fell to 7.3% in August 2013, versus 8.1% from a year ago. However, some of the drop in the unemployment rate can be attributed to a falling labor force participation rate, which makes the headline figure look better but does nothing to expand production or income. Consequently, personal income growth has remained excruciatingly slow during the past few quarters, limiting consumer demand and keeping businesses that cater to the retail public in a cautious mode.

Investors got a preview of the potential end of QE3 (the third round of quantitative easing).

After more than four years of near-zero interest-rate targets and multiple waves of quantitative easing, Federal Reserve (Fed) Chairman Bernanke suggested in May 2013 that the Fed’s aggressive asset-purchase program might soon be scaled back. The bond market reacted to the Chairman’s move to a slightly less dovish posture with a significant repricing of security yields on various maturities. From a low of about 1.6% in early May 2013, the yield on 10-year Treasuries rose above 2% following Chairman Bernanke’s congressional testimony and continued its rise through the summer months, ending August 2013 at nearly 2.8%. Short-term rates moved substantially less during this time period, with the 2-year Treasury note yield climbing from about 0.2% at the beginning of May 2013 to about 0.4% at the end of August 2013.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Government Securities Fund	7

Portfolio allocation[8] as of August 31, 2013

We intend to be defensive on interest-rate risks in the period ahead.

A reduction in the pace of asset purchases, followed by their complete cessation, followed by a hike in the Fed’s overnight-rate targets has long been our base-case scenario. Accordingly, our strategy has been to maintain a roughly neutral duration posture versus the Fund’s benchmark, believing that interest rates would rise in the intermediate- to longer-maturity range, while remaining fairly stable in the short-duration space.

The Fed’s shift towards a potential unwinding of monetary accommodation resulted in a temporary widening in spreads, which generally detracted from the Fund’s performance during the May–June 2013 period. We maintained our substantial investment in mortgage-

related securities throughout the period, on the expectation that the yield advantage enjoyed by these securities would generally allow them to outperform Treasuries of similar duration. A rise in volatility associated with the Fed’s rhetorical shift resulted in a short span of underperformance for structured products, but superior yield carry resulted in generally positive relative returns for the period as a whole. Going forward, we expect to have a bias toward a defensive duration posture. In our base-case scenario, we expect the credit and structured product sectors of the bond market to outperform Treasuries in the short-duration space, due to their higher yield spreads.

Please see footnotes on page 5.

8	Wells Fargo Advantage Government Securities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2013	Ending account value 8-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$973.11	$4.23	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class B
Actual	$1,000.00	$970.31	$7.95	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000.00	$970.31	$7.95	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Administrator Class
Actual	$1,000.00	$974.13	$3.18	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
Institutional Class
Actual	$1,000.00	$974.92	$2.39	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%
Investor Class
Actual	$1,000.00	$972.99	$4.38	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48	0.88%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—August 31, 2013	Wells Fargo Advantage Government Securities Fund	9

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/govtsecurities.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 62.03%
FDIC Series 2010-S1 Class 1A ±144A	0.74%	2-25-2048	$11,258,522	$11,267,146	0.71%
FHLMC	2.38	1-13-2022	10,415,000	9,967,645	0.63
FHLMC %%	3.50	9-1-2043	92,285,000	91,780,312	5.76
FHLMC %%	4.00	9-1-2043	11,875,000	12,215,014	0.77
FHLMC	5.50	7-1-2035	11,935,501	12,982,695	0.82
FHLMC	5.50	12-1-2038	8,855,056	9,539,689	0.60
FHLMC	6.00	5-25-2043	7,786,587	8,446,305	0.53
FHLMC	0.22-10.50	11-17-2013 to 7-25-2043	121,370,413	80,592,003	5.06
FNMA	1.75	5-30-2019	19,000,000	18,540,257	1.16
FNMA %%	3.00	9-1-2043	98,790,000	94,467,937	5.93
FNMA %%	3.50	9-1-2028	9,465,000	9,878,724	0.62
FNMA %%	3.50	9-1-2043	23,315,000	23,253,071	1.46
FNMA	3.69	6-1-2017	14,037,148	15,026,202	0.94
FNMA %%	4.00	9-1-2028	16,645,000	17,543,570	1.10
FNMA %%	4.00	9-1-2043	58,655,000	60,487,969	3.80
FNMA	4.15	7-1-2014	10,379,407	10,510,117	0.66
FNMA %%	4.50	9-1-2028	14,130,000	14,940,819	0.94
FNMA %%	4.50	9-1-2043	25,427,000	26,825,485	1.68
FNMA	5.00	8-1-2040	39,030,375	41,965,256	2.64
FNMA	5.12	1-1-2017	11,700,000	12,776,787	0.80
FNMA	5.50	6-1-2034	12,478,441	13,633,748	0.86
FNMA %%	6.00	9-1-2043	21,385,000	23,407,386	1.47
FNMA	0.38-12.00	12-1-2013 to 8-25-2047	204,271,854	221,219,625	13.89
GNMA	4.00	6-20-2042	21,498,768	22,424,732	1.41
GNMA %%	4.50	9-1-2043	41,770,000	44,406,731	2.79
GNMA	5.00	7-20-2040	10,770,654	11,838,402	0.74
GNMA Series 2006-32 Class C ±	5.52	11-16-2038	12,510,000	13,360,580	0.84
GNMA Series 2007-35 Class NF ±	5.31	12-16-2037	12,520,000	13,627,056	0.86
GNMA Series 2006-68 Class D ±	0.28	10-16-2035	11,235,286	11,239,308	0.71
GNMA	0.00-13.00	11-15-2014 to 2-16-2050	206,020,917	18,248,090	1.15
Other securities				11,136,058	0.70

Total Agency Securities (Cost $981,467,123)				987,548,719	62.03

Municipal Obligations: 0.50%

Arkansas: 0.00%
Other securities				64,082	0.00

Texas: 0.50%
Other securities				7,927,351	0.50

Total Municipal Obligations (Cost $6,997,042)				7,991,433	0.50

Non-Agency Mortgage Backed Securities: 6.26%
Citigroup Commercial Mortgage Trust Series 2006-C4 Class A3 ±	5.94	3-15-2049	10,188,000	11,071,595	0.70

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Government Securities Fund	Summary portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Non-Agency Mortgage Backed Securities (continued)
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4	5.43%	10-15-2049	$11,280,000	$12,382,654	0.78%
GE Capital Commercial Mortgage Corporation Series 2005-C3 Class A7A ±	4.97	7-10-2045	9,360,000	9,912,511	0.62
Lehman Brothers UBS Commercial Mortgage Trust Series 2006-C1 Class A4	5.16	2-15-2031	13,165,000	14,130,495	0.89
National Credit Union Administration Guaranteed Notes Series 2010-C1 Class APT	2.65	10-29-2020	8,816,562	9,041,587	0.57
Other securities				43,106,050	2.70

Total Non-Agency Mortgage Backed Securities (Cost $100,418,812)				99,644,892	6.26

U.S. Treasury Securities: 28.56%
U.S. Treasury Bond	2.75	8-15-2042	11,050,000	9,124,880	0.57
U.S. Treasury Bond	3.75	8-15-2041	25,235,000	25,558,311	1.61
U.S. Treasury Bond	4.50	2-15-2036	9,905,000	11,378,369	0.72
U.S. Treasury Bond	4.63	2-15-2040	20,150,000	23,594,401	1.48
U.S. Treasury Note ##	0.25	1-31-2014	28,380,000	28,401,058	1.78
U.S. Treasury Note	0.38	3-15-2015	82,035,000	82,131,145	5.16
U.S. Treasury Note	0.38	11-15-2015	25,000,000	24,943,350	1.57
U.S. Treasury Note	0.50	10-15-2014	124,500,000	124,942,598	7.85
U.S. Treasury Note	0.88	1-31-2018	18,365,000	17,923,101	1.13
U.S. Treasury Note	0.88	5-31-2018	11,300,000	11,014,856	0.69
U.S. Treasury Note	2.00	11-15-2021	11,300,000	10,861,244	0.68
U.S. Treasury Note	2.25	7-31-2018	15,740,000	16,222,038	1.02
U.S. Treasury Note	6.25	8-15-2023	25,060,000	32,765,950	2.06
U.S. Treasury Note	7.25	8-15-2022	20,950,000	28,847,165	1.81
Other securities				6,921,250	0.43

Total U.S. Treasury Securities (Cost $456,381,529)				454,629,716	28.56

Yankee Corporate Bonds and Notes: 3.47%

Financials: 3.47%

Commercial Banks: 3.47%
Bank of Nova Scotia 144A	1.65	10-29-2015	13,235,000	13,481,025	0.84
Kommunalbanken AS 144A	2.38	1-19-2016	10,135,000	10,498,076	0.66
Nordea Eiendomskreditt 144A	1.88	4-7-2015	10,430,000	10,521,617	0.66
Swedbank Hypotek 144A	2.13	8-31-2016	12,110,000	12,387,828	0.78
Other securities				8,394,686	0.53

Total Yankee Corporate Bonds and Notes (Cost $54,210,914)				55,283,232	3.47

	Yield		Shares
Short-Term Investments: 25.77%

Investment Companies: 25.68%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (u)(l)##	0.01		408,841,088	408,841,088	25.68

			Principal
U.S. Treasury Securities: 0.09%
U.S. Treasury Bill #(z)	0.01	9-19-2013	$1,250,000	1,249,990	0.07

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2013	Wells Fargo Advantage Government Securities Fund	11

Security name	Yield	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities (continued)
U.S. Treasury Bill #(z)	0.02%	9-19-2013	$100,000	$99,999	0.01%
U.S. Treasury Bill #(z)	0.02	9-19-2013	150,000	149,998	0.01

				1,499,987	0.09

Total Short-Term Investments (Cost $410,341,060)				410,341,075	25.77

Total investments in securities (Cost $2,009,816,480) *				2,015,439,067	126.59%
Other assets and liabilities, net				(423,335,141)	(26.59)

Total net assets				$1,592,103,926	100.00%

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

%%	Security issued on a when-issued basis

##	All or a portion of this security has been segregated for when-issued securities.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $2,011,260,305 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$30,768,403
Gross unrealized depreciation	(26,589,641)

Net unrealized appreciation	$4,178,762

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Government Securities Fund	Statement of assets and liabilities—August 31, 2013

Assets
Investments
In unaffiliated securities, at value (see cost below)	$1,606,597,979
In affiliated securities, at value (see cost below)	408,841,088

Total investments, at value (see cost below)	2,015,439,067
Cash	453,653
Principal paydown receivable	59,155
Receivable for Fund shares sold	549,885
Receivable for interest	4,683,695
Prepaid expenses and other assets	76,853

Total assets	2,021,262,308

Liabilities
Dividends payable	185,153
Payable for investments purchased	425,223,261
Payable for Fund shares redeemed	2,512,552
Payable for daily variation margin on open futures contracts	82,256
Advisory fee payable	471,930
Distribution fees payable	33,034
Due to other related parties	258,044
Accrued expenses and other liabilities	392,152

Total liabilities	429,158,382

Total net assets	$1,592,103,926

NET ASSETS CONSIST OF
Paid-in capital	$1,636,699,643
Overdistributed net investment income	(4,844,888)
Accumulated net realized losses on investments	(45,847,511)
Net unrealized gains on investments	6,096,682

Total net assets	$1,592,103,926

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$202,955,110
Shares outstanding – Class A	18,847,889
Net asset value per share – Class A	$10.77
Maximum offering price per share – Class A2	$11.28
Net assets – Class B	$2,266,172
Shares outstanding – Class B	210,491
Net asset value per share – Class B	$10.77
Net assets – Class C	$44,647,118
Shares outstanding – Class C	4,146,752
Net asset value per share – Class C	$10.77
Net assets – Administrator Class	$339,445,864
Shares outstanding – Administrator Class	31,536,249
Net asset value per share – Administrator Class	$10.76
Net assets – Institutional Class	$565,572,869
Shares outstanding – Institutional Class	52,571,892
Net asset value per share – Institutional Class	$10.76
Net assets – Investor Class	$437,216,793
Shares outstanding – Investor Class	40,577,482
Net asset value per share – Investor Class	$10.77

Investments in unaffiliated securities, at cost	$1,600,975,392

Investments in affiliated securities, at cost	$408,841,088

Total investments, at cost	$2,009,816,480

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2013	Wells Fargo Advantage Government Securities Fund	13

Investment income
Interest	$29,044,776
Income from affiliated securities	49,422
Securities lending income, net	36,336

Total investment income	29,130,534

Expenses
Advisory fee	7,072,961
Administration fees
Fund level	956,998
Class A	379,384
Class B	5,520
Class C	100,046
Administrator Class	420,587
Institutional Class	516,121
Investor Class	1,035,812
Shareholder servicing fees
Class A	592,787
Class B	8,626
Class C	156,322
Administrator Class	1,043,224
Investor Class	1,336,110
Distribution fees
Class B	25,877
Class C	468,967
Custody and accounting fees	115,262
Professional fees	59,667
Registration fees	40,906
Shareholder report expenses	100,817
Trustees’ fees and expenses	9,085
Other fees and expenses	61,217

Total expenses	14,506,296
Less: Fee waivers and/or expense reimbursements	(876,954)

Net expenses	13,629,342

Net investment income	15,501,192

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	2,909,054
Futures transactions	(4,573,099)

Net realized losses on investments	(1,664,045)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(69,859,203)
Futures transactions	(328,084)

Net change in unrealized gains (losses) on investments	(70,187,287)

Net realized and unrealized gains (losses) on investments	(71,851,332)

Net decrease in net assets resulting from operations	$(56,350,140)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Government Securities Fund	Statement of changes in net assets

	Year ended August 31, 2013		Year ended August 31, 2012

Operations
Net investment income		$15,501,192		$31,709,463
Net realized gains (losses) on investments		(1,664,045)		60,620,016
Net change in unrealized gains (losses) on investments		(70,187,287)		4,076,623

Net increase (decrease) in net assets resulting from operations		(56,350,140)		96,406,102

Distributions to shareholders from
Net investment income
Class A		(1,828,007)		(4,040,195)
Class B		(801)		(50,661)
Class C		(14,343)		(476,136)
Administrator Class		(4,122,563)		(5,658,571)
Institutional Class		(7,352,891)		(14,603,780)
Investor Class		(4,066,924)		(9,958,161)
Net realized gains
Class A		(5,787,244)		(1,482,998)
Class B		(91,631)		(37,056)
Class C		(1,652,441)		(358,176)
Administrator Class		(11,374,048)		(1,606,587)
Institutional Class		(15,064,172)		(4,364,227)
Investor Class		(14,139,250)		(3,776,055)

Total distributions to shareholders		(65,494,315)		(46,412,603)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,608,358	29,241,926	3,544,552	40,015,421
Class B	4,179	46,967	51,602	582,626
Class C	581,904	6,542,961	2,576,986	29,077,727
Administrator Class	17,563,407	197,163,327	25,800,176	290,085,809
Institutional Class	15,309,231	170,689,174	26,356,744	297,036,573
Investor Class	5,551,759	62,174,744	10,776,003	121,728,409

		465,859,099		778,526,565

Reinvestment of distributions
Class A	589,275	6,585,929	413,930	4,667,606
Class B	6,795	76,052	5,945	66,857
Class C	60,071	672,281	25,397	285,651
Administrator Class	596,405	6,657,442	499,795	5,635,912
Institutional Class	1,774,405	19,798,248	1,457,174	16,426,421
Investor Class	1,574,233	17,613,825	1,163,914	13,133,042

		51,403,777		40,215,489

Payment for shares redeemed
Class A	(6,850,146)	(76,132,673)	(5,524,740)	(62,538,809)
Class B	(212,273)	(2,365,200)	(276,649)	(3,121,669)
Class C	(3,049,844)	(33,827,414)	(1,264,848)	(14,296,158)
Administrator Class	(24,665,991)	(273,105,092)	(12,873,292)	(145,922,850)
Institutional Class	(32,414,586)	(363,854,199)	(23,941,321)	(270,366,632)
Investor Class	(22,307,918)	(248,387,251)	(16,524,757)	(186,812,058)

		(997,671,829)		(683,058,176)

Net increase (decrease) in net assets resulting from capital share transactions		(480,408,953)		135,683,878

Total increase (decrease) in net assets		(602,253,408)		185,677,377

Net assets
Beginning of period		2,194,357,334		2,008,679,957

End of period		$1,592,103,926		$2,194,357,334

Overdistributed net investment income		$(4,844,888)		$(395,206)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Government Securities Fund	15

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS A	2013	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$11.48	$11.23	$11.16	$10.89	$10.71	$10.45
Net investment income	0.07	0.15	0.25	0.06 [3]	0.29	0.39 [3]
Net realized and unrealized gains (losses) on investments	(0.42)	0.33	0.16	0.30	0.39	0.34

Total from investment operations	(0.35)	0.48	0.41	0.36	0.68	0.73
Distributions to shareholders from
Net investment income	(0.09)	(0.17)	(0.34)	(0.09)	(0.41)	(0.44)
Net realized gains	(0.27)	(0.06)	0.00	0.00	(0.09)	(0.03)

Total distributions to shareholders	(0.36)	(0.23)	(0.34)	(0.09)	(0.50)	(0.47)
Net asset value, end of period	$10.77	$11.48	$11.23	$11.16	$10.89	$10.71
Total return[4]	(3.22)%	4.35%	3.75%	3.29%	6.48%	7.17%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.86%	0.85%	0.86%	0.89%	0.90%
Net expenses	0.85%	0.86%	0.85%	0.86%	0.89%	0.90%
Net investment income	0.67%	1.35%	2.31%	2.10%	2.71%	3.65%
Supplemental data
Portfolio turnover rate	341%	327%	268%	89%	194%	368%
Net assets, end of period (000s omitted)	$202,955	$258,329	$270,253	$326,800	$174,781	$181,342

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	On June 20, 2008, Advisor Class was renamed Class A.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS B	2013	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$11.48	$11.23	$11.16	$10.89	$10.70	$10.32
Net investment income (loss)	(0.03)	0.08 [3]	0.15	0.04 [3]	0.24 [3]	0.27 [3]
Net realized and unrealized gains (losses) on investments	(0.41)	0.31	0.17	0.30	0.37	0.45

Total from investment operations	(0.44)	0.39	0.32	0.34	0.61	0.72
Distributions to shareholders from
Net investment income	(0.00)[4]	(0.08)	(0.25)	(0.07)	(0.33)	(0.31)
Net realized gains	(0.27)	(0.06)	0.00	0.00	(0.09)	(0.03)

Total distributions to shareholders	(0.27)	(0.14)	(0.25)	(0.07)	(0.42)	(0.34)
Net asset value, end of period	$10.77	$11.48	$11.23	$11.16	$10.89	$10.70
Total return[5]	(3.94)%	3.57%	2.98%	3.10%	5.80%	7.00%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.61%	1.60%	1.60%	1.63%	1.65%
Net expenses	1.60%	1.61%	1.60%	1.60%	1.63%	1.65%
Net investment income (loss)	(0.08)%	0.68%	1.55%	1.29%	2.09%	2.94%
Supplemental data
Portfolio turnover rate	341%	327%	268%	89%	194%	368%
Net assets, end of period (000s omitted)	$2,266	$4,727	$7,083	$11,495	$2,159	$5,297

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operation) to May 31, 2009.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Government Securities Fund	17

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS C	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$11.48	$11.23	$11.16	$10.89	$10.70	$10.45
Net investment income (loss)	(0.02)	0.07	0.17	0.04 [2]	0.23	0.30 [2]
Net realized and unrealized gains (losses) on investments	(0.42)	0.32	0.15	0.30	0.38	0.35

Total from investment operations	(0.44)	0.39	0.32	0.34	0.61	0.65
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.08)	(0.25)	(0.07)	(0.33)	(0.37)
Net realized gains	(0.27)	(0.06)	0.00	0.00	(0.09)	(0.03)

Total distributions to shareholders	(0.27)	(0.14)	(0.25)	(0.07)	(0.42)	(0.40)
Net asset value, end of period	$10.77	$11.48	$11.23	$11.16	$10.89	$10.70
Total return[4]	(3.94)%	3.57%	2.98%	3.09%	5.78%	6.28%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.61%	1.60%	1.61%	1.64%	1.63%
Net expenses	1.60%	1.61%	1.60%	1.61%	1.64%	1.63%
Net investment income (loss)	(0.08)%	0.55%	1.56%	1.35%	1.89%	2.78%
Supplemental data
Portfolio turnover rate	341%	327%	268%	89%	194%	368%
Net assets, end of period (000s omitted)	$44,647	$75,244	$58,576	$59,580	$34,927	$21,783

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$11.48	$11.23	$11.16	$10.89	$10.70	$10.45
Net investment income	0.09	0.17 [2]	0.27 [2]	0.06 [2]	0.32	0.41 [2]
Net realized and unrealized gains (losses) on investments	(0.43)	0.33	0.16	0.30	0.39	0.34

Total from investment operations	(0.34)	0.50	0.43	0.36	0.71	0.75
Distributions to shareholders from
Net investment income	(0.11)	(0.19)	(0.36)	(0.09)	(0.43)	(0.47)
Net realized gains	(0.27)	(0.06)	0.00	0.00	(0.09)	(0.03)

Total distributions to shareholders	(0.38)	(0.25)	(0.36)	(0.09)	(0.52)	(0.50)
Net asset value, end of period	$10.76	$11.48	$11.23	$11.16	$10.89	$10.70
Total return[3]	(3.10)%	4.57%	3.97%	3.34%	6.78%	7.28%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.74%	0.79%	0.81%	0.81%
Net expenses	0.64%	0.64%	0.64%	0.67%	0.70%	0.70%
Net investment income	0.88%	1.49%	2.50%	2.30%	2.90%	3.86%
Supplemental data
Portfolio turnover rate	341%	327%	268%	89%	194%	368%
Net assets, end of period (000s omitted)	$339,446	$436,578	$276,334	$366,430	$243,760	$266,579

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Government Securities Fund	19

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$11.47	$11.22	$11.15	$10.88	$10.70	$10.44
Net investment income	0.11	0.19 [2]	0.30	0.07 [2]	0.32 [2]	0.44 [2]
Net realized and unrealized gains (losses) on investments	(0.42)	0.33	0.15	0.30	0.41	0.34

Total from investment operations	(0.31)	0.52	0.45	0.37	0.73	0.78
Distributions to shareholders from
Net investment income	(0.13)	(0.21)	(0.38)	(0.10)	(0.46)	(0.49)
Net realized gains	(0.27)	(0.06)	0.00	0.00	(0.09)	(0.03)

Total distributions to shareholders	(0.40)	(0.27)	(0.38)	(0.10)	(0.55)	(0.52)
Net asset value, end of period	$10.76	$11.47	$11.22	$11.15	$10.88	$10.70
Total return[3]	(2.86)%	4.74%	4.14%	3.39%	6.92%	7.62%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.53%	0.52%	0.52%	0.54%	0.56%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.05%	1.71%	2.71%	2.52%	3.06%	4.14%
Supplemental data
Portfolio turnover rate	341%	327%	268%	89%	194%	368%
Net assets, end of period (000s omitted)	$565,573	$778,919	$718,411	$531,890	$463,726	$313,486

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
INVESTOR CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$11.49	$11.24	$11.17	$10.90	$10.71	$10.46
Net investment income	0.07	0.15 [2]	0.25 [2]	0.06 [2]	0.29	0.39 [2]
Net realized and unrealized gains (losses) on investments	(0.44)	0.33	0.15	0.30	0.40	0.33

Total from investment operations	(0.37)	0.48	0.40	0.36	0.69	0.72
Distributions to shareholders from
Net investment income	(0.08)	(0.17)	(0.33)	(0.09)	(0.41)	(0.44)
Net realized gains	(0.27)	(0.06)	0.00	0.00	(0.09)	(0.03)

Total distributions to shareholders	(0.35)	(0.23)	(0.33)	(0.09)	(0.50)	(0.47)
Net asset value, end of period	$10.77	$11.49	$11.24	$11.17	$10.90	$10.71
Total return[3]	(3.33)%	4.31%	3.72%	3.28%	6.53%	7.02%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.89%	0.88%	0.90%	0.94%	0.94%
Net expenses	0.87%	0.89%	0.88%	0.90%	0.94%	0.94%
Net investment income	0.65%	1.33%	2.25%	2.10%	2.66%	3.65%
Supplemental data
Portfolio turnover rate	341%	327%	268%	89%	194%	368%
Net assets, end of period (000s omitted)	$437,217	$640,561	$678,022	$1,146,356	$1,024,088	$1,134,770

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Government Securities Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Government Securities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

22	Wells Fargo Advantage Government Securities Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Mortgage dollar roll transactions

The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage Government Securities Fund	23

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid. At August 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(9,345,880)	$(2,565,345)	$11,911,225

As of August 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains, in the amount of $26,015,724 with $2,028,091 expiring in 2016 and $23,987,633 expiring in 2017.

As of August 31, 2013, the Fund had $18,343,495 of current year deferred post-October capital losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24	Wells Fargo Advantage Government Securities Fund	Notes to financial statements

As of August 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Agency securities	$0	$987,532,654	$16,065	$987,548,719
Municipal obligations	0	7,991,433	0	7,991,433
Non-agency mortgage backed securities	0	99,644,892	0	99,644,892
U.S. Treasury securities	454,629,716	0	0	454,629,716
Yankee corporate bonds and notes	0	55,283,232	0	55,283,232
Short-term investments
Investment companies	408,841,088	0	0	408,841,088
U.S. Treasury securities	1,249,990	249,997	0	1,499,987
	$864,720,794	$1,150,702,208	$16,065	$2,015,439,067

As of August 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$474,095	$0	$0	$474,095
+	Futures contracts are presented at the unrealized gains on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2013, the advisory fee was equivalent to an annual rate of 0.37% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Notes to financial statements	Wells Fargo Advantage Government Securities Fund	25

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.87% for Class A shares, 1.62% for Class B shares, 1.62% for Class C shares, 0.64% for Administrator Class shares, 0.48% for Institutional Class shares and 0.90% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2013, Wells Fargo Funds Distributor, LLC received $9,061 from the sale of Class A shares and $588 and $941 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2013 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$6,507,918,976	$41,433,019	$6,616,978,874	$102,401,167

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2013, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2013, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at August 31, 2013	Unrealized gains (losses)
12-19-2013	526 Long	10-Year U.S. Treasury Notes	$65,371,938	$146,071
12-31-2013	316 Short	2-Year U.S. Treasury Notes	69,441,000	(38,757)
12-31-2013	1,026 Long	5-Year U.S. Treasury Notes	122,791,360	366,781

The Fund had an average notional amount of $122,795,100 and $71,090,640 in long futures contracts and short futures contracts, respectively, during the year ended August 31, 2013.

On August 31, 2013, the cumulative unrealized gains on futures contracts in the amount of $474,095 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2013, the Fund paid $865 in commitment fees.

26	Wells Fargo Advantage Government Securities Fund	Notes to financial statements

For the year ended August 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 were as follows:

	Year ended August 31,
	2013	2012
Ordinary income	$41,066,086	$43,367,579
Long-term capital gain	24,428,229	3,045,024

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Post-October capital losses deferred	Capital loss carryforward
$(19,237)	$(18,343,495)	$(26,015,724)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Government Securities Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the summary portfolio of investments, of the Wells Fargo Advantage Government Securities Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from June 1, 2010 through August 31, 2010 and each of the years or periods in the two-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Government Securities Fund as of August 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 28, 2013

28	Wells Fargo Advantage Government Securities Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $24,428,229 was designated as long-term capital gain distributions for the fiscal year ended August 31, 2013.

For the fiscal year ended August 31, 2013, $19,289,466 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2013, $16,326,050 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2013, 11.07% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Government Securities Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Government Securities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Government Securities Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Advantage Government Securities Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

32	Wells Fargo Advantage Government Securities Fund	Other information (unaudited)

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was in range of its benchmark, the Barclays U.S. Aggregate Excluding Credit Bond Index, for all periods under review.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund, after giving effect to agreed-upon reductions in the net operating expense ratio caps of the Fund’s Investor Class, Class A, Class B, and Class C, were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were higher than the median rates for the Fund’s expense Groups. However, the Board viewed favorably the fact that the net operating expense ratios of the Fund, after giving effect to agreed-upon reductions in the net operating expense ratio caps of the Fund’s Investor Class, Class A, Class B, and Class C, were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Other information (unaudited)	Wells Fargo Advantage Government Securities Fund	33

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

34	Wells Fargo Advantage Government Securities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

219219 10-13 A216/AR216 08 -13

Wells Fargo Advantage High Income Fund

Annual Report

August 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $229 billion in assets under management, as of August 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage High Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage High Income Fund for the 12-month period that ended August 31, 2013. Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields. Most investment-grade bond sectors correspondingly experienced price declines and rising yields during much of 2013. Below-investment-grade securities tended to perform better in 2013 after strong performance over the last four months of 2012. Higher-yield spreads cushioned some of the yield increases from the Treasury markets. The trend toward higher yields began in January 2013 but significantly deepened in May and June 2013. Investment-grade bond sectors declined in value during the 12-month period, with the most notable declines occurring in corporate bonds and better price protection occurring in structured products, such as commercial mortgage-backed securities and asset-backed securities. High-yield securities performed better over the full breadth of the period, generating positive returns despite significant price corrections in June 2013.

The period began with strengthening confidence in the credit markets.

The 12-month period began during a recovery from the May 2012 European credit crisis. By mid-June 2012, a rally in fixed-income securities had begun, and confidence increasingly returned to the credit markets. This carried into the opening months of the period, which began in September 2012. Lower-rated and longer-maturity segments of the fixed-income markets tended to perform well during this time. Most notably, the A rated and BBB rated1 segments of the investment-grade markets outperformed the highest-quality credit tiers and U.S. Treasuries. High-yield securities significantly outperformed the investment-grade credit tiers during this time. These trends largely continued into October 2012.

In November and December 2012, most investment-grade sectors began to throttle down. U.S. Treasuries and treasury inflation-protected securities rallied in November 2012 and outperformed the credit sectors due to a brief flare-up in risk aversion from the deepening recessionary conditions in the eurozone. However, in December 2012, U.S. Treasury yields began to reverse course, shifting higher on growing optimism for economic expansion and appreciating equity values. Most investment-grade credit tiers also saw yields move higher in tandem, resulting in a broad but modest decline in many investment-grade security prices. High-yield securities continued to perform positively during these months, benefiting from sustained investor appetite for higher yield and growing confidence in corporate earnings.

The return of economic optimism in 2013 led to declines in bond prices as yields rose higher.

In the opening months of 2013, U.S. Treasury yields began to once again rise higher on optimistic expectations for a strengthening U.S. economy. Consequently, fixed-income security yields shifted higher and prices declined across much of the U.S. investment-grade bond sectors. U.S. Treasury prices significantly declined in January 2013, most notably in the longer-maturity ranges, as investors began to reprice bond yields for potential interest-rate increases in upcoming years.

In February and March 2013, investment-grade fixed-income markets rebounded when equity market exuberance was reined in by some sobering signs of caution from mixed economic indicators. Investors again returned to the U.S. Treasury market, driving yields lower and bond prices higher. These appreciating trends

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to shareholders (unaudited)	Wells Fargo Advantage High Income Fund	3

strengthened during the volatile month of April 2013, when the market was rattled by geopolitical events, domestic terrorism in Boston, and uncertain global economic conditions. U.S. Treasury prices increased sharply, temporarily erasing all their price losses endured in January 2013 and, in fact, crossing over into positive gains.

For the core bond investment-grade markets, this recovery in bond prices only proved temporary. The month of May 2013 unleashed a massive rally in the U.S. equity markets; consequently, U.S. Treasury prices declined again, while investment-grade corporate bonds and structured products correspondingly also declined in price. These market moves resulted in the largest monthly losses across the investment-grade bond markets in nearly five years.

The depreciating trends for bonds deepened in mid-June 2013 based on comments from Federal Reserve (Fed) Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. For the last two weeks of June 2013, that debate appeared to play out daily, as volatility buffeted both the equity and bond markets, finally ending in yet another sustained rally in equities and a modest retreat in bond prices. Both investment-grade bonds and high-yield bonds posted their worst monthly returns of the year in June 2013—investment-grade securities had their largest quarterly decline in nine years during the second quarter.

In July and August 2013, equity exuberance quieted a bit, and fixed-income markets stabilized. Returns were mixed, with slightly negative returns in the highest-quality securities to modestly positive in the lower credit tiers. On the whole, the declines in bond prices during May, June, and August 2013 culminated in negative returns across the investment-grade markets during the period. High-yield markets better preserved their strong positive gains from the final months of 2012 and generated positive returns for the full the 12-month period. Thus, the theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

4	Wells Fargo Advantage High Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kevin J. Maas, CFA

Thomas M. Price, CFA

Michael J. Schueller, CFA

Average annual total returns1 (%) as of August 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SHBAX)	2-29-2000	(0.28)	7.70	7.06	4.42	8.69	7.55	1.01	0.91
Class B (WFNBX)*	7-18-2008	(1.36)	7.59	6.99	3.64	7.89	6.99	1.76	1.66
Class C (WFNCX)	7-18-2008	2.65	7.89	6.76	3.65	7.89	6.76	1.76	1.66
Administrator Class (WFNDX)	7-30-2010	–	–	–	4.68	8.84	7.77	0.95	0.81
Institutional Class (SHYYX)	7-31-2001	–	–	–	4.85	9.14	8.08	0.68	0.51
Investor Class (STHYX)	12-28-1995	–	–	–	4.40	8.65	7.56	1.04	0.94
Barclays U.S. Corporate High Yield Bond Index[4]	–	–	–	–	7.56	11.44	9.05	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment grade bond risk (for example, risk of greater volatility in value) and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage High Income Fund	5

Growth of $10,000 investment[5] as of August 31, 2013

1.	Historical performance shown for Class B and Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class B and Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through December 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.90% for Class A, 1.65% for Class B, 1.65% for Class C, 0.80% for Administrator Class, 0.50% for Institutional Class, and 0.93% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays U.S. Corporate High Yield Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings. Credit quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds on a scale of AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

6	Wells Fargo Advantage High Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield Bond Index, for the 12-month period that ended August 31, 2013.

■	The Fund underperformed its benchmark primarily because of its underweight to credits rated CCC. Our longer duration exposure also detracted from performance during the Treasury sell-off in May through August 2013.

■	Although credit fundamentals were solid and we expected default rates to remain below average during the period, we did not believe the additional yield on bonds rated CCC compensated investors fairly for the incremental credit risk and the potential for price declines. Unfortunately, the holdings in higher-rated credits left the Fund exposed to the increase in Treasury rates over the last four months of the period.

Demand for high-yield securities remained strong.

The U.S. economic recovery continued during the 12-month period. The modest recovery, combined with easy monetary conditions, created strong demand for higher-yielding securities. Through early May 2013, the high-yield market was strong, ultimately reaching a record-high price and record-low yield on May 9, 2013. Market conditions changed when rumors surfaced regarding the end of the Federal Reserve’s (Fed’s) aggressive asset-purchase program. These intentions were subsequently confirmed by Fed Chairman Bernanke, leading to higher Treasury rates. However, market conditions improved again near the end of the period.

Our expectation as we entered the period was that returns would be primarily driven by income, as the average price on high-yield bonds was above $102, leaving minimal room for appreciation, in our opinion. We did not expect significant depreciation because we believed that most companies were appropriately capitalized for the economic conditions.

Ten largest long-term holdings[6] (%) as of August 31, 2013
ArcelorMittal, 6.75%, 2-25-2022	1.12
RSC Equipment Rental Incorporated, 8.25%, 2-1-2021	1.06
Davita Incorporated, 6.63%, 11-1-2020	1.02
Clear Channel Communications Incorporated, 9.00%, 3-1-2021	0.95
HealthSouth Corporation, 8.13%, 2-15-2020	0.93
Deluxe Corporation, 7.00%, 3-15-2019	0.92
CITGO Petroleum Corporation, 11.50%, 7-1-2017	0.91
Sprint Nextel Corporation, 6.00%, 11-15-2022	0.91
Regency Energy Partners, 6.88%, 12-1-2018	0.88
Berry Plastics Corporation, 9.75%, 1-15-2021	0.87

We were positioned with conservative credit selection and longer duration.

Throughout the period, we remained disciplined in our security selection. Our views led us to favor credits rated BB and B while remaining underweight in credits rated CCC in order to generate income for the Fund while minimizing the potential downside risk of securities rated CCC. We reduced our positions rated CCC early in 2013 as the market rallied because we did not believe we were being adequately compensated for the risks rated CCC. We increased our exposure in the last few months after the market correction but still remained underweight relative to our benchmark through the end of the period.

BB rated and higher-quality B rated credits performed poorly over the last four months of the period as the 10-year Treasury rate increased from 1.63% to 2.79%. Two reasons contributed to the underperformance: BB rated paper is typically more highly correlated with Treasury rates than CCC rated paper, and BB rated paper generally had a longer duration.

Within the Barclays U.S. Corporate High Yield Bond Index, BB rated and B rated credits returned 4.88% and 7.61%, respectively, and CCC rated credits returned 13.59%, contributing to our underperformance versus the benchmark. Our duration was also longer than the benchmark as we owned some longer BB rated securities in order to increase the income generated for the portfolio.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage High Income Fund	7

Credit quality[7] as of August 31, 2013

High-yield securities were more correlated with Treasury yield changes than usual.

Credit spreads often tighten in periods of increasing Treasury rates as the conditions leading to higher Treasury rates are often positive for credit conditions, including an improving economy. During the initial spike in Treasury rates, this historical relationship did not hold as credit spreads widened while Treasury rates increased, leading to negative high-yield returns. As the 12-month period ended, credit spreads were tightening with higher Treasury rates, in line with the historical relationship.

At the end of the period, we believed that spreads across the high-yield credit spectrum were appropriate given market fundamentals and technicals. However, prices still remained high and could feel further impact from higher Treasury yields. Therefore, we reduced our duration closer to neutral and believed that it remained prudent to continue to position conservatively within the high-yield market by continuing to underweight CCC rated credits and look for opportunities in credits rated BB and B. We do expect to reduce the degree of our CCC rated underweight and continue to lower our duration to attempt to minimize further impacts if Treasury rates continue to increase.

Please see footnotes on page 5.

8	Wells Fargo Advantage High Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2013	Ending account value 8-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$992.99	$4.52	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Class B
Actual	$1,000.00	$989.25	$8.27	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Class C
Actual	$1,000.00	$989.25	$8.27	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Administrator Class
Actual	$1,000.00	$993.84	$4.02	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Institutional Class
Actual	$1,000.00	$995.31	$2.51	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%
Investor Class
Actual	$1,000.00	$991.70	$4.67	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74	0.93%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2013	Wells Fargo Advantage High Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 82.65%

Consumer Discretionary: 22.06%

Auto Components: 3.36%
American Axle Manufacturing Incorporated	6.63%	10-15-2022	$6,000,000	$6,135,000
Goodyear Tire & Rubber Company	6.50	3-1-2021	5,000,000	5,075,000
Lear Corporation 144A	4.75	1-15-2023	6,650,000	6,217,750
Tenneco Automotive Incorporated	7.75	8-15-2018	3,000,000	3,217,500
TRW Automotive Incorporated 144A	4.50	3-1-2021	4,000,000	3,850,000

				24,495,250

Diversified Consumer Services: 0.76%
Service Corporation International	7.50	4-1-2027	200,000	216,000
Stewart Enterprises Incorporated	6.50	4-15-2019	5,000,000	5,325,000

				5,541,000

Hotels, Restaurants & Leisure: 3.33%
Caesars Entertainment Corporation	8.50	2-15-2020	1,000,000	955,000
Caesars Entertainment Corporation	9.00	2-15-2020	5,000,000	4,800,000
MGM Resorts International Company	6.63	12-15-2021	4,000,000	4,060,000
MGM Resorts International Company	8.63	2-1-2019	1,000,000	1,122,500
PNK Finance Corporation 144A	6.38	8-1-2021	2,500,000	2,493,750
Seminole Indian Tribe of Florida 144A	7.75	10-1-2017	4,900,000	5,206,250
Tunica-Biloxi Gaming Authority 144A	9.00	11-15-2015	6,260,000	5,665,300

				24,302,800

Household Durables: 2.79%
Beazer Homes USA Company	6.63	4-15-2018	1,000,000	1,053,750
Beazer Homes USA Company	7.25	2-1-2023	5,000,000	5,050,000
Lennar Corporation 144A	4.13	12-1-2018	5,000,000	4,750,000
Meritage Homes Corporation	7.00	4-1-2022	1,500,000	1,605,000
Meritage Homes Corporation	7.15	4-15-2020	4,500,000	4,860,000
Standard Pacific Corporation	6.25	12-15-2021	3,000,000	3,007,500

				20,326,250

Media: 8.87%
CCO Holdings LLC	5.13	2-15-2023	2,300,000	2,064,250
CCO Holdings LLC	6.50	4-30-2021	2,000,000	2,025,000
CCO Holdings LLC	6.63	1-31-2022	2,000,000	2,030,000
Cequel Communications Holdings 144A	6.38	9-15-2020	5,000,000	4,987,500
Cinemark USA Incorporated	5.13	12-15-2022	4,000,000	3,740,000
Clear Channel Communications Incorporated	9.00	3-1-2021	7,250,000	6,887,500
Clear Channel Worldwide Holdings Incorporated	6.50	11-15-2022	6,000,000	5,955,000
Cumulus Media Holdings Incorporated	7.75	5-1-2019	2,400,000	2,436,000
DISH DBS Corporation	7.88	9-1-2019	4,500,000	5,073,750
Lynx I Corporation 144A	5.38	4-15-2021	6,000,000	5,850,000
Lynx II Corporation 144A	6.38	4-15-2023	2,000,000	1,985,000
National CineMedia LLC	6.00	4-15-2022	3,000,000	3,060,000
Regal Cinemas Corporation	8.63	7-15-2019	5,000,000	5,406,250
Sinclair Television Group Incorporated	5.38	4-1-2021	5,000,000	4,737,500
Sirius XM Radio Incorporated 144A	5.25	8-15-2022	5,500,000	5,101,250
Visant Corporation	10.00	10-1-2017	3,500,000	3,263,750

				64,602,750

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage High Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Specialty Retail: 1.55%
Limited Brands Incorporated	6.63%	4-1-2021	$5,000,000	$5,312,500
Sally Beauty Holdings Incorporated	6.88	11-15-2019	5,500,000	5,995,000

				11,307,500

Textiles, Apparel & Luxury Goods: 1.40%
Hanesbrands Incorporated	6.38	12-15-2020	5,000,000	5,400,000
Levi Strauss & Company	6.88	5-1-2022	4,500,000	4,781,250

				10,181,250

Consumer Staples: 1.55%

Food Products: 1.55%
Del Monte Foods Company	7.63	2-15-2019	4,000,000	4,160,000
Michael Foods Holdings Incorporated (PIK at 9.25%) 144A¥	8.50	7-15-2018	2,000,000	2,065,000
Sun Merger Sub Incorporated 144A	5.25	8-1-2018	500,000	501,873
TreeHouse Foods Incorporated	7.75	3-1-2018	4,305,000	4,563,300

				11,290,173

Energy: 16.26%

Energy Equipment & Services: 3.15%
Basic Energy Services Company	7.75	2-15-2019	2,185,000	2,212,313
Basic Energy Services Company	7.75	10-15-2022	4,000,000	3,880,000
Energy Future Intermediate Holding Company LLC 144A	10.00	12-1-2020	4,000,000	4,205,000
Gulfmark Offshore Incorporated	6.38	3-15-2022	4,000,000	4,050,000
Hercules Offshore Incorporated 144A	7.13	4-1-2017	3,500,000	3,710,000
Key Energy Services Incorporated	6.75	3-1-2021	5,000,000	4,937,500

				22,994,813

Oil, Gas & Consumable Fuels: 13.11%
Arch Coal Incorporated «	7.25	6-15-2021	5,000,000	3,862,500
Athlon Holdings LP 144A	7.38	4-15-2021	4,000,000	4,040,000
Atlas Pipeline Partners LP 144A	5.88	8-1-2023	5,000,000	4,687,500
Bill Barrett Corporation	7.63	10-1-2019	1,600,000	1,616,000
BreitBurn Energy Partners LP	8.63	10-15-2020	4,000,000	4,240,000
Chesapeake Energy Corporation	5.75	3-15-2023	3,000,000	2,985,000
Chesapeake Energy Corporation	6.63	8-15-2020	3,000,000	3,217,500
CITGO Petroleum Corporation 144A	11.50	7-1-2017	6,000,000	6,660,000
Comstock Resources Incorporated	9.50	6-15-2020	5,500,000	5,967,500
El Paso Corporation	6.50	9-15-2020	3,500,000	3,685,346
Energy XXI Gulf Coast Incorporated	7.75	6-15-2019	1,450,000	1,508,000
Energy XXI Gulf Coast Incorporated	9.25	12-15-2017	4,000,000	4,450,000
Goodrich Petroleum Corporation	8.88	3-15-2019	2,333,000	2,402,990
Halcon Resources Corporation	8.88	5-15-2021	5,000,000	5,012,500
James River Coal Company	7.88	4-1-2019	5,000,000	1,775,000
Murray Energy Corporation 144A	8.63	6-15-2021	1,500,000	1,492,500
Newfield Exploration Company	6.88	2-1-2020	4,950,000	5,185,125
Oasis Petroleum Incorporated	6.88	1-15-2023	4,000,000	4,210,000
Peabody Energy Corporation	6.00	11-15-2018	1,000,000	995,000
Peabody Energy Corporation «	6.25	11-15-2021	5,000,000	4,825,000
Regency Energy Partners	6.88	12-1-2018	6,000,000	6,435,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage High Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction LLC 144A	5.63%	4-15-2023	$4,775,000	$4,428,813
Sandridge Energy Incorporated «	7.50	2-15-2023	6,000,000	5,805,000
Targa Resources Partners Incorporated	6.38	8-1-2022	750,000	776,250
Targa Resources Partners Incorporated	6.88	2-1-2021	4,000,000	4,240,000
Tesoro Logistics LP Corporation 144A	6.13	10-15-2021	1,000,000	997,500

				95,500,024

Financials: 5.33%

Commercial Banks: 1.66%
CIT Group Incorporated	5.25	3-15-2018	5,000,000	5,162,500
CIT Group Incorporated	5.38	5-15-2020	3,000,000	3,015,000
Regions Bank	7.50	5-15-2018	3,350,000	3,912,572

				12,090,072

Consumer Finance: 3.04%
Ally Financial Incorporated	5.50	2-15-2017	1,500,000	1,579,706
Ally Financial Incorporated	6.25	12-1-2017	2,000,000	2,142,164
Ally Financial Incorporated	8.00	3-15-2020	5,500,000	6,331,875
General Motors Financial Company Incorporated 144A	4.25	5-15-2023	4,550,000	4,095,000
SLM Corporation «	5.50	1-25-2023	4,000,000	3,634,264
SLM Corporation	8.00	3-25-2020	4,000,000	4,350,000

				22,133,009

Real Estate Management & Development: 0.63%
CBRE Services Incorporated	5.00	3-15-2023	5,000,000	4,637,500

Health Care: 8.08%

Health Care Equipment & Supplies: 1.19%
Hanger Orthopedic Group	7.13	11-15-2018	4,000,000	4,265,000
Kinetics Concepts Incorporated	10.50	11-1-2018	4,000,000	4,410,000

				8,675,000

Health Care Providers & Services: 6.89%
Community Health Systems Incorporated	8.00	11-15-2019	4,000,000	4,200,000
DaVita Incorporated	6.63	11-1-2020	7,000,000	7,420,000
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-2019	1,500,000	1,545,000
Fresenius Medical Care Holdings Incorporated 144A	5.88	1-31-2022	2,500,000	2,543,750
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	3,000,000	3,330,000
HCA Incorporated	4.75	5-1-2023	4,000,000	3,735,000
HCA Incorporated	5.88	3-15-2022	3,000,000	3,097,500
Health Management Association	7.38	1-15-2020	2,000,000	2,235,000
HealthSouth Corporation	8.13	2-15-2020	6,200,000	6,789,000
Iasis Healthcare Corporation	8.38	5-15-2019	5,000,000	5,237,500
Lifepoint Hospitals Incorporated	6.63	10-1-2020	3,750,000	3,965,625
Select Medical Corporation 144A	6.38	6-1-2021	2,000,000	1,890,000
Tenet Healthcare Corporation	6.25	11-1-2018	4,000,000	4,225,000

				50,213,375

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage High Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 13.24%

Aerospace & Defense: 1.32%
BE Aerospace Incorporated	5.25%	4-1-2022	$3,500,000	$3,465,000
Digitalglobe Incorporated 144A	5.25	2-1-2021	2,300,000	2,156,250
Esterline Technologies Corporation	7.00	8-1-2020	3,750,000	4,021,875

				9,643,125

Building Products: 2.26%
Griffon Corporation	7.13	4-1-2018	4,500,000	4,775,625
Masco Corporation	5.95	3-15-2022	6,000,000	6,270,000
Nortek Incorporated	8.50	4-15-2021	5,000,000	5,412,500

				16,458,125

Commercial Services & Supplies: 3.10%
Clean Harbors Incorporated	5.13	6-1-2021	5,000,000	4,862,500
Deluxe Corporation	6.00	11-15-2020	1,000,000	1,037,500
Deluxe Corporation	7.00	3-15-2019	6,300,000	6,693,750
Iron Mountain Incorporated	5.75	8-15-2024	5,000,000	4,512,500
Swift Services Holdings Incorporated	10.00	11-15-2018	5,000,000	5,525,000

				22,631,250

Machinery: 2.31%
Briggs & Stratton Corporation	6.88	12-15-2020	2,970,000	3,207,600
Gardner Denver Incorporated 144A	6.88	8-15-2021	1,500,000	1,466,250
Manitowoc Company Incorporated	8.50	11-1-2020	4,000,000	4,440,000
RSC Equipment Rental Incorporated	8.25	2-1-2021	7,000,000	7,735,000

				16,848,850

Professional Services: 2.15%
Checkout Holdings Corporation 144A¤	0.00	11-15-2015	3,000,000	2,422,500
FTI Consulting Incorporated	6.75	10-1-2020	5,900,000	6,231,875
West Corporation	7.88	1-15-2019	2,000,000	2,145,000
West Corporation	8.63	10-1-2018	4,500,000	4,871,250

				15,670,625

Road & Rail: 0.39%
Hertz Corporation	5.88	10-15-2020	2,750,000	2,822,188

Trading Companies & Distributors: 1.71%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	5,000,000	5,287,500
International Lease Finance Corporation	6.25	5-15-2019	1,000,000	1,030,000
International Lease Finance Corporation	8.25	12-15-2020	5,500,000	6,118,750

				12,436,250

Information Technology: 2.51%

Internet Software & Services: 0.63%
Equinix Incorporated	5.38	4-1-2023	4,775,000	4,548,188

IT Services: 0.69%
Neustar Incorporated	4.50	1-15-2023	5,500,000	5,032,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage High Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Semiconductors & Semiconductor Equipment: 1.19%
Amkor Technology Incorporated	6.38%	10-1-2022	$5,000,000	$4,800,000
Magnachip Semiconductor Corporation 144A	6.63	7-15-2021	4,000,000	3,880,000

				8,680,000

Materials: 5.59%

Chemicals: 0.93%
Huntsman International LLC	4.88	11-15-2020	2,000,000	1,905,000
Rentech Nitrogen Partners LP 144A	6.50	4-15-2021	5,000,000	4,900,000

				6,805,000

Containers & Packaging: 3.25%
Berry Plastics Corporation	9.75	1-15-2021	5,500,000	6,366,250
BOE Intermediate Holding Corporation (PIK at 9.75%) 144A¥	9.00	11-1-2017	2,000,000	2,040,000
BWAY Corporation	10.00	6-15-2018	4,000,000	4,380,000
Reynolds Group Holdings	5.75	10-15-2020	5,000,000	4,956,250
Reynolds Group Holdings	8.25	2-15-2021	6,000,000	5,925,000

				23,667,500

Metals & Mining: 0.61%
US Steel Corporation «	6.88	4-1-2021	4,500,000	4,421,250

Paper & Forest Products: 0.80%
Appleton Papers Incorporated	11.25	12-15-2015	1,634,000	1,854,590
Boise Paper Holdings LLC	9.00	11-1-2017	3,750,000	3,946,875

				5,801,465

Telecommunication Services: 6.42%

Diversified Telecommunication Services: 4.02%
CenturyLink Incorporated	5.63	4-1-2020	5,000,000	4,900,000
Cincinnati Bell Incorporated	8.38	10-15-2020	3,000,000	3,172,500
Cincinnati Bell Incorporated «	8.75	3-15-2018	4,000,000	4,150,000
Frontier Communications Corporation	8.75	4-15-2022	2,000,000	2,165,000
Level 3 Financing Incorporated	7.00	6-1-2020	5,000,000	5,037,500
PAETEC Holding Corporation	9.88	12-1-2018	3,750,000	4,171,875
TW Telecommunications Holdings Incorporated	5.38	10-1-2022	6,000,000	5,715,000

				29,311,875

Wireless Telecommunication Services: 2.40%
Crown Castle International Corporation	5.25	1-15-2023	5,000,000	4,725,000
MetroPCS Wireless Incorporated 144A	6.25	4-1-2021	3,000,000	2,992,500
Sprint Capital Corporation	6.90	5-1-2019	3,000,000	3,090,000
Sprint Nextel Corporation	6.00	11-15-2022	7,100,000	6,638,500

				17,446,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage High Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 1.61%

Independent Power Producers & Energy Traders: 1.61%
Calpine Corporation 144A	7.88%	1-15-2023	$5,400,000	$5,791,500
NRG Energy Incorporated	6.63	3-15-2023	6,000,000	5,955,000

				11,746,500

Total Corporate Bonds and Notes (Cost $604,005,739)				602,261,457

Municipal Obligations: 0.67%

Florida: 0.67%
Florida Development Financial Corporation Renaissance Charter School Project Series 2011B (Education Revenue)	8.00	12-15-2018	3,180,000	3,249,229
Florida Development Financial Corporation Renaissance Charter School Project Series 2012B (Education Revenue)	7.50	6-15-2018	1,665,000	1,652,229

Total Municipal Obligations (Cost $4,845,000)				4,901,458

Term Loans: 0.67%
JCPenney Corporation	6.00	5-21-2018	5,000,000	4,872,900

Total Term Loans (Cost $5,024,429)				4,872,900

Yankee Corporate Bonds and Notes: 10.67%

Consumer Discretionary: 1.64%

Automobiles: 1.00%
Jaguar Land Rover plc 144A	5.63	2-1-2023	3,500,000	3,368,750
Jaguar Land Rover plc 144A	8.13	5-15-2021	3,500,000	3,889,375

				7,258,125

Media: 0.64%
Quebecor Media Incorporated	5.75	1-15-2023	5,000,000	4,662,500

Energy: 0.65%

Oil, Gas & Consumable Fuels: 0.65%
Petrobakken Energy Limited 144A	8.63	2-1-2020	5,000,000	4,750,000

Financials: 0.79%

Consumer Finance: 0.79%
National Money Mart Company	10.38	12-15-2016	5,500,000	5,733,750

Health Care: 0.59%

Pharmaceuticals: 0.59%
VPII Escrow Corporation 144A	7.50	7-15-2021	4,000,000	4,280,000

Industrials: 0.54%

Aerospace & Defense: 0.54%
Bombardier Incorporated 144A	6.13	1-15-2023	4,000,000	3,940,000

Information Technology: 1.06%

Electronic Equipment, Instruments & Components: 0.58%
Sensata Technologies BV 144A	6.50	5-15-2019	4,000,000	4,260,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage High Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Semiconductors & Semiconductor Equipment: 0.48%
NXP Funding LLC 144A	5.75%	2-15-2021	$2,000,000	$2,000,000
NXP Funding LLC 144A	5.75	3-15-2023	1,500,000	1,477,500

				3,477,500

Materials: 3.17%

Chemicals: 0.96%
Ineos Finance plc 144A	7.50	5-1-2020	1,000,000	1,070,000
Ineos Group Holdings plc 144A	6.13	8-15-2018	5,000,000	4,837,500
Ineos Group Holdings plc 144A	8.38	2-15-2019	1,000,000	1,095,000

				7,002,500

Metals & Mining: 1.70%
ArcelorMittal	6.75	2-25-2022	8,000,000	8,140,000
FMG Resources Property Limited 144A«	8.25	11-1-2019	4,000,000	4,270,000

				12,410,000

Paper & Forest Products: 0.51%
Sappi Papier Holding GmbH 144A	6.63	4-15-2021	4,000,000	3,720,000

Telecommunication Services: 2.23%

Diversified Telecommunication Services: 2.23%
Intelsat Bermuda Limited 144A	7.75	6-1-2021	4,000,000	4,120,000
Intelsat Bermuda Limited 144A	8.13	6-1-2023	4,000,000	4,180,000
Intelsat Jackson Holdings Limited 144A	5.50	8-1-2023	5,000,000	4,637,500
Intelsat Jackson Holdings Limited	8.50	11-1-2019	3,025,000	3,289,688

				16,227,188

Total Yankee Corporate Bonds and Notes (Cost $78,696,047)				77,721,563

	Yield		Shares

Short-Term Investments: 6.18%

Investment Companies: 6.09%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.09		27,504,015	27,504,015
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.14		16,911,503	16,911,503

				44,415,518

			Principal

U.S. Treasury Securities: 0.09%
U.S. Treasury Bill #(z)	0.01	9-19-2013	$150,000	149,999
U.S. Treasury Bill #(z)	0.02	9-19-2013	350,000	349,997
U.S. Treasury Bill #(z)	0.02	9-19-2013	150,000	149,998

				649,994

Total Short-Term Investments (Cost $45,065,512)				45,065,512

Total investments in securities
(Cost $737,636,727)*	100.84%	734,822,890
Other assets and liabilities, net	(0.84)	(6,138,196)

Total net assets	100.00%	$728,684,694

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage High Income Fund	Portfolio of investments—August 31, 2013

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

«	All or a portion of this security is on loan.

¤	Security issued in zero coupon form with no periodic interest payments.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $737,552,882 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$18,275,476
Gross unrealized depreciation	(21,005,468)

Net unrealized depreciation	$(2,729,992)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2013	Wells Fargo Advantage High Income Fund	17

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$690,407,372
In affiliated securities, at value (see cost below)	44,415,518

Total investments, at value (see cost below)	734,822,890
Receivable for Fund shares sold	839,689
Receivable for interest	13,512,330
Receivable for daily variation margin on open futures contracts	37,500
Receivable for securities lending income	7,283
Prepaid expenses and other assets	71,806

Total assets	749,291,498

Liabilities
Dividends payable	1,205,683
Payable for Fund shares redeemed	1,904,642
Payable upon receipt of securities loaned	16,911,503
Advisory fee payable	249,637
Distribution fees payable	22,293
Due to other related parties	129,507
Accrued expenses and other liabilities	183,539

Total liabilities	20,606,804

Total net assets	$728,684,694

NET ASSETS CONSIST OF
Paid-in capital	$702,935,205
Overdistributed net investment income	(46,708)
Accumulated net realized gains on investments	28,770,169
Net unrealized losses on investments	(2,973,972)

Total net assets	$728,684,694

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$99,410,207
Shares outstanding – Class A	13,248,405
Net asset value per share – Class A	$7.50
Maximum offering price per share – Class A2	$7.85
Net assets – Class B	$1,047,423
Shares outstanding – Class B	139,614
Net asset value per share – Class B	$7.50
Net assets – Class C	$31,533,735
Shares outstanding – Class C	4,202,798
Net asset value per share – Class C	$7.50
Net assets – Administrator Class	$64,625,834
Shares outstanding – Administrator Class	8,530,255
Net asset value per share – Administrator Class	$7.58
Net assets – Institutional Class	$217,647,895
Shares outstanding – Institutional Class	28,745,378
Net asset value per share – Institutional Class	$7.57
Net assets – Investor Class	$314,419,600
Shares outstanding – Investor Class	41,734,621
Net asset value per share – Investor Class	$7.53

Investments in unaffiliated securities (including securities on loan), at cost	$693,221,209

Investments in affiliated securities, at cost	$44,415,518

Total investments, at cost	$737,636,727

Securities on loan, at value	$16,576,119

1.	Each Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage High Income Fund	Statement of operations—year ended August 31, 2013

Investment income
Interest	$53,276,731
Securities lending income, net	153,431
Income from affiliated securities	71,642

Total investment income	53,501,804

Expenses
Advisory fee	4,088,398
Administration fees
Fund level	417,236
Class A	183,673
Class B	2,020
Class C	52,454
Administrator Class	54,387
Institutional Class	220,526
Investor Class	675,612
Shareholder servicing fees
Class A	286,989
Class B	3,156
Class C	81,959
Administrator Class	126,166
Investor Class	863,686
Distribution fees
Class B	9,467
Class C	245,878
Custody and accounting fees	46,606
Professional fees	47,054
Registration fees	98,126
Shareholder report expenses	83,847
Trustees’ fees and expenses	10,141
Other fees and expenses	20,107

Total expenses	7,617,488
Less: Fee waivers and/or expense reimbursements	(902,241)

Net expenses	6,715,247

Net investment income	46,786,557

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	31,408,414
Futures transactions	462,543

Net realized gains on investments	31,870,957

Net change in unrealized gains (losses) on:
Unaffiliated securities	(37,798,428)
Futures transactions	(160,135)

Net change in unrealized gains (losses) on investments	(37,958,563)

Net realized and unrealized gains (losses) on investments	(6,087,606)

Net increase in net assets resulting from operations	$40,698,951

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage High Income Fund	19

	Year ended August 31, 2013		Year ended August 31, 2012

Operations
Net investment income		$46,786,557		$48,777,015
Net realized gains on investments		31,870,957		6,054,227
Net change in unrealized gains (losses) on investments		(37,958,563)		41,709,230

Net increase in net assets resulting from operations		40,698,951		96,540,472

Distributions to shareholders from
Net investment income
Class A		(6,334,223)		(7,308,596)
Class B		(60,295)		(103,156)
Class C		(1,561,617)		(1,747,148)
Administrator Class		(3,027,716)		(1,408,586)
Institutional Class		(16,317,531)		(19,201,611)
Investor Class		(19,486,135)		(18,948,092)
Net realized gains
Class A		(630,804)		0
Class B		(7,202)		0
Class C		(173,756)		0
Administrator Class		(184,150)		0
Institutional Class		(1,630,359)		0
Investor Class		(1,906,689)		0

Total distributions to shareholders		(51,320,477)		(48,717,189)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	3,729,282	28,906,262	7,966,274	58,205,657
Class B	34,483	267,438	57,111	417,796
Class C	988,380	7,647,434	691,906	5,077,221
Administrator Class	10,774,515	84,601,571	4,866,482	35,548,573
Institutional Class	9,948,069	77,497,291	15,805,630	116,689,068
Investor Class	27,967,225	217,146,116	24,075,415	177,225,852

		416,066,112		393,164,167

Reinvestment of distributions
Class A	863,554	6,659,606	859,319	6,344,473
Class B	8,173	63,017	10,601	77,997
Class C	215,962	1,664,678	199,449	1,471,907
Administrator Class	390,072	3,034,685	162,874	1,217,490
Institutional Class	771,438	6,014,965	879,150	6,537,072
Investor Class	2,396,488	18,560,873	2,151,447	15,924,964

		35,997,824		31,573,903

Payment for shares redeemed
Class A	(7,565,808)	(58,516,955)	(6,875,828)	(50,479,476)
Class B	(95,801)	(739,857)	(216,885)	(1,578,665)
Class C	(1,208,988)	(9,304,082)	(956,848)	(7,020,037)
Administrator Class	(6,972,702)	(54,516,411)	(2,715,961)	(19,931,890)
Institutional Class	(21,331,616)	(167,130,276)	(10,282,212)	(76,885,041)
Investor Class	(33,521,435)	(259,877,886)	(19,945,964)	(145,965,420)

		(550,085,467)		(301,860,529)

Net increase (decrease) in net assets resulting from capital share transactions		(98,021,531)		122,877,541

Total increase (decrease) in net assets		(108,643,057)		170,700,824

Net assets
Beginning of period		837,327,751		666,626,927

End of period		$728,684,694		$837,327,751

Overdistributed net investment income		$(46,708)		$(77,734)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage High Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS A	2013	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$7.63	$7.17	$7.14	$6.90	$6.35	$7.25
Net investment income	0.43	0.46	0.50	0.13	0.53	0.50
Net realized and unrealized gains (losses) on investments	(0.10)	0.47	0.03	0.24	0.54	(0.90)

Total from investment operations	0.33	0.93	0.53	0.37	1.07	(0.40)
Distributions to shareholders from
Net investment income	(0.42)	(0.47)	(0.50)	(0.13)	(0.52)	(0.50)
Net realized gains	(0.04)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.46)	(0.47)	(0.50)	(0.13)	(0.52)	(0.50)
Net asset value, end of period	$7.50	$7.63	$7.17	$7.14	$6.90	$6.35
Total return[3]	4.42%	13.30%	7.41%	5.44%	17.20%	(5.07)%
Ratios to average net assets (annualized)
Gross expenses	0.99%	1.00%	1.01%	1.00%	1.03%	1.05%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.89%
Net investment income	5.52%	6.30%	6.77%	7.52%	7.86%	8.13%
Supplemental data
Portfolio turnover rate	60%	22%	78%	11%	77%	52%
Net assets, end of period (000s omitted)	$99,410	$123,727	$102,361	$124,730	$99,515	$105,678

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	On June 20, 2008, Advisor Class was renamed Class A.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Income Fund	21

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS B	2013	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$7.63	$7.17	$7.13	$6.90	$6.35	$6.99
Net investment income	0.37 [3]	0.41 [3]	0.45	0.12	0.48	0.39
Net realized and unrealized gains (losses) on investments	(0.09)	0.46	0.04	0.23	0.54	(0.64)

Total from investment operations	0.28	0.87	0.49	0.35	1.02	(0.25)
Distributions to shareholders from
Net investment income	(0.37)	(0.41)	(0.45)	(0.12)	(0.47)	(0.39)
Net realized gains	(0.04)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.41)	(0.41)	(0.45)	(0.12)	(0.47)	(0.39)
Net asset value, end of period	$7.50	$7.63	$7.17	$7.13	$6.90	$6.35
Total return[4]	3.64%	12.46%	6.76%	5.10%	16.33%	(3.11)%
Ratios to average net assets (annualized)
Gross expenses	1.74%	1.75%	1.76%	1.75%	1.78%	1.79%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	4.77%	5.59%	6.04%	6.66%	7.17%	7.35%
Supplemental data
Portfolio turnover rate	60%	22%	78%	11%	77%	52%
Net assets, end of period (000s omitted)	$1,047	$1,470	$2,452	$5,451	$4,564	$7,908

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage High Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS C	2013	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$7.63	$7.17	$7.14	$6.90	$6.35	$6.99
Net investment income	0.37	0.41	0.45	0.12	0.48	0.39
Net realized and unrealized gains (losses) on investments	(0.09)	0.46	0.03	0.24	0.54	(0.64)

Total from investment operations	0.28	0.87	0.48	0.36	1.02	(0.25)
Distributions to shareholders from
Net investment income	(0.37)	(0.41)	(0.45)	(0.12)	(0.47)	(0.39)
Net realized gains	(0.04)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.41)	(0.41)	(0.45)	(0.12)	(0.47)	(0.39)
Net asset value, end of period	$7.50	$7.63	$7.17	$7.14	$6.90	$6.35
Total return[3]	3.65%	12.47%	6.62%	5.25%	16.33%	(3.12)%
Ratios to average net assets (annualized)
Gross expenses	1.74%	1.75%	1.76%	1.75%	1.78%	1.79%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	4.76%	5.56%	6.01%	6.75%	7.04%	7.29%
Supplemental data
Portfolio turnover rate	60%	22%	78%	11%	77%	52%
Net assets, end of period (000s omitted)	$31,534	$32,089	$30,645	$30,332	$18,573	$13,460

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Income Fund	23

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$7.70	$7.24	$7.20	$7.23
Net investment income	0.44	0.48	0.51	0.04
Net realized and unrealized gains (losses) on investments	(0.08)	0.46	0.04	(0.02)

Total from investment operations	0.36	0.94	0.55	0.02
Distributions to shareholders from
Net investment income	(0.44)	(0.48)	(0.51)	(0.05)
Net realized gains	(0.04)	0.00	0.00	0.00

Total distributions to shareholders	(0.48)	(0.48)	(0.51)	(0.05)
Net asset value, end of period	$7.58	$7.70	$7.24	$7.20
Total return[2]	4.68%	13.36%	7.66%	0.22%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.90%	0.92%	0.99%
Net expenses	0.80%	0.80%	0.79%	0.84%
Net investment income	5.57%	6.37%	6.73%	7.78%
Supplemental data
Portfolio turnover rate	60%	22%	78%	11%
Net assets, end of period (000s omitted)	$64,626	$33,395	$14,654	$10

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage High Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$7.70	$7.24	$7.20	$6.96	$6.40	$7.31
Net investment income	0.46	0.50	0.54	0.14	0.57	0.53
Net realized and unrealized gains (losses) on investments	(0.09)	0.46	0.04	0.24	0.54	(0.91)

Total from investment operations	0.37	0.96	0.58	0.38	1.11	(0.38)
Distributions to shareholders from
Net investment income	(0.46)	(0.50)	(0.54)	(0.14)	(0.55)	(0.53)
Net realized gains	(0.04)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.50)	(0.50)	(0.54)	(0.14)	(0.55)	(0.53)
Net asset value, end of period	$7.57	$7.70	$7.24	$7.20	$6.96	$6.40
Total return[2]	4.85%	13.69%	7.98%	5.52%	17.76%	(4.75)%
Ratios to average net assets (annualized)
Gross expenses	0.66%	0.67%	0.68%	0.67%	0.68%	0.70%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.92%	6.69%	7.15%	7.94%	8.18%	8.42%
Supplemental data
Portfolio turnover rate	60%	22%	78%	11%	77%	52%
Net assets, end of period (000s omitted)	$217,648	$302,894	$238,490	$197,158	$189,936	$119,004

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Income Fund	25

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
INVESTOR CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$7.66	$7.20	$7.16	$6.93	$6.37	$7.28
Net investment income	0.42	0.47	0.50	0.13	0.53	0.50
Net realized and unrealized gains (losses) on investments	(0.09)	0.46	0.04	0.23	0.55	(0.91)

Total from investment operations	0.33	0.93	0.54	0.36	1.08	(0.41)
Distributions to shareholders from
Net investment income	(0.42)	(0.47)	(0.50)	(0.13)	(0.52)	(0.50)
Net realized gains	(0.04)	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.46)	(0.47)	(0.50)	(0.13)	(0.52)	(0.50)
Net asset value, end of period	$7.53	$7.66	$7.20	$7.16	$6.93	$6.37
Total return[2]	4.40%	13.24%	7.53%	5.27%	17.28%	(5.20)%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.03%	1.04%	1.04%	1.07%	1.10%
Net expenses	0.93%	0.93%	0.93%	0.94%	0.95%	0.92%
Net investment income	5.48%	6.27%	6.73%	7.49%	7.76%	7.95%
Supplemental data
Portfolio turnover rate	60%	22%	78%	11%	77%	52%
Net assets, end of period (000s omitted)	$314,420	$343,752	$278,024	$322,015	$286,836	$231,308

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage High Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage High Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to financial statements	Wells Fargo Advantage High Income Fund	27

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

28	Wells Fargo Advantage High Income Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized gains on investments
$(13,958)	$31,986	$(18,028)

As of August 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains, in the amount of $1,069,723 with $1,019,921 expiring in 2016; and $49,802 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage High Income Fund	29

As of August 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Corporate bonds and notes	$0	$602,261,457	$0	$602,261,457
Municipal obligations	0	4,901,458	0	4,901,458
Term loans	0	4,872,900	0	4,872,900
Yankee corporate bonds and notes	0	77,721,563	0	77,721,563
Short-term investments
Investment companies	27,504,015	16,911,503	0	44,415,518
U.S. Treasury securities	349,997	299,997	0	649,994
	$27,854,012	$706,968,878	$0	$734,822,890

As of August 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$(160,135)	$0	$0	$(160,135)

+	Futures contracts are presented at the unrealized losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended August 31, 2013, the advisory fee was equivalent to an annual rate of 0.49% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

30	Wells Fargo Advantage High Income Fund	Notes to financial statements

Funds Management has committed through December 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, 0.80% for Administrator Class shares, 0.50% for Institutional Class shares, and 0.93% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2013, Wells Fargo Funds Distributor, LLC received $16,517 from the sale of Class A shares and $253 and $217 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2013 were $464,564,869 and $477,895,427, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2013, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2013, the Fund had short futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at August 31, 2013	Unrealized (losses)
12-19-2013	400 Short	10-Year U.S. Treasury Notes	$49,712,500	$(160,135)

The Fund had an average notional amount of $5,792,935 in futures contracts during the year ended August 31, 2013.

On August 31, 2013, the cumulative unrealized losses on futures contracts in the amount of $160,135 is reflected in net unrealized losses on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2013, the Fund paid $1,800 in commitment fees.

For the year ended August 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 were as follows:

	Year ended August 31,
	2013	2012
Ordinary income	$46,787,517	$48,717,189
Long-term capital gain	4,532,960	0

Notes to financial statements	Wells Fargo Advantage High Income Fund	31

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized losses	Capital loss carryforward
$1,729,439	$29,025,448	$(2,729,992)	$(1,069,723)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

32	Wells Fargo Advantage High Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage High Income Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, each of the periods within the period from June 1, 2010 through August 31, 2010 and each of the years or periods in the two-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage High Income Fund as of August 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 28, 2013

Other information (unaudited)	Wells Fargo Advantage High Income Fund	33

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $4,532,960 was designated as long-term capital gain distributions for the fiscal year ended August 31, 2013.

For the fiscal year ended August 31, 2013, $40,775,745 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Advantage High Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage High Income Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

36	Wells Fargo Advantage High Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Advantage High Income Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage High Income Fund	37

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the median performance of the Universe for all periods under review. However, the Board also noted that the performance of the Fund was lower than its benchmark, the Barclays U.S. Corporate High Yield Bond Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for all periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board was satisfied with the explanation of the factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the median rates for the Fund’s expense Groups for all classes except the Investor Class. However, the Board viewed favorably the fact that the net operating expense ratios of all classes of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be

38	Wells Fargo Advantage High Income Fund	Other information (unaudited)

necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage High Income Fund	39

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

219220 10-13 A217/AR217 08-13

Wells Fargo Advantage High Yield Bond Fund

Annual Report

August 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $229 billion in assets under management, as of August 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage High Yield Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage High Yield Bond Fund for the 12-month period that ended August 31, 2013. Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields. Most investment-grade bond sectors correspondingly experienced price declines and rising yields during much of 2013. Below-investment-grade securities tended to perform better in 2013 after strong performance over the last four months of 2012. Higher-yield spreads cushioned some of the yield increases from the Treasury markets. The trend toward higher yields began in January 2013 but significantly deepened in May and June 2013. Investment-grade bond sectors declined in value during the 12-month period, with the most notable declines occurring in corporate bonds and better price protection occurring in structured products, such as commercial mortgage-backed securities and asset-backed securities. High-yield securities performed better over the full breadth of the period, generating positive returns despite significant price corrections in June 2013.

The period began with strengthening confidence in the credit markets.

The 12-month period began during a recovery from the May 2012 European credit crisis. By mid-June 2012, a rally in fixed-income securities had begun, and confidence increasingly returned to the credit markets. This carried into the opening months of the period, which began in September 2012. Lower-rated and longer-maturity segments of the fixed-income markets tended to perform well during this time. Most notably, the A rated and BBB rated1 segments of the investment-grade markets outperformed the highest-quality credit tiers and U.S. Treasuries. High-yield securities significantly outperformed the investment-grade credit tiers during this time. These trends largely continued into October 2012.

In November and December 2012, most investment-grade sectors began to throttle down. U.S. Treasuries and treasury inflation-protected securities rallied in November 2012 and outperformed the credit sectors due to a brief flare-up in risk aversion from the deepening recessionary conditions in the eurozone. However, in December 2012, U.S. Treasury yields began to reverse course, shifting higher on growing optimism for economic expansion and appreciating equity values. Most investment-grade credit tiers also saw yields move higher in tandem, resulting in a broad but modest decline in many investment-grade security prices. High-yield securities continued to perform positively during these months, benefiting from sustained investor appetite for higher yield and growing confidence in corporate earnings.

The return of economic optimism in 2013 led to declines in bond prices as yields rose higher.

In the opening months of 2013, U.S. Treasury yields began to once again rise higher on optimistic expectations for a strengthening U.S. economy. Consequently, fixed-income security yields shifted higher and prices declined across much of the U.S. investment-grade bond sectors. U.S. Treasury prices significantly declined in January 2013, most notably in the longer-maturity ranges, as investors began to reprice bond yields for potential interest-rate increases in upcoming years.

In February and March 2013, investment-grade fixed-income markets rebounded when equity market exuberance was reined in by some sobering signs of caution from mixed economic indicators. Investors again returned to the U.S. Treasury market, driving yields lower and bond prices higher. These appreciating trends strengthened during the volatile month of April 2013, when the market was rattled

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to shareholders (unaudited)	Wells Fargo Advantage High Yield Bond Fund	3

by geopolitical events, domestic terrorism in Boston, and uncertain global economic conditions. U.S. Treasury prices increased sharply, temporarily erasing all their price losses endured in January 2013 and, in fact, crossing over into positive gains.

For the core bond investment-grade markets, this recovery in bond prices only proved temporary. The month of May 2013 unleashed a massive rally in the U.S. equity markets; consequently, U.S. Treasury prices declined again, while investment-grade corporate bonds and structured products correspondingly also declined in price. These market moves resulted in the largest monthly losses across the investment-grade bond markets in nearly five years.

The depreciating trends for bonds deepened in mid-June 2013 based on comments from Federal Reserve (Fed) Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. For the last two weeks of June 2013, that debate appeared to play out daily, as volatility buffeted both the equity and bond markets, finally ending in yet another sustained rally in equities and a modest retreat in bond prices. Both investment-grade bonds and high-yield bonds posted their worst monthly returns of the year in June 2013—investment-grade securities had their largest quarterly decline in nine years during the second quarter.

In July and August 2013, equity exuberance quieted a bit, and fixed-income markets stabilized. Returns were mixed, with slightly negative returns in the highest-quality securities to modestly positive in the lower credit tiers. On the whole, the declines in bond prices during May, June, and August 2013 culminated in negative returns across the investment-grade markets during the period. High-yield markets better preserved their strong positive gains from the final months of 2012 and generated positive returns for the full the 12-month period. Thus, the theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

4	Wells Fargo Advantage High Yield Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret D. Patel

Average annual total returns1 (%) as of August 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKHAX)	1-20-1998	(0.90)	8.30	6.60	3.78	9.32	7.10	1.03	1.03
Class B (EKHBX)*	9-11-1935	(1.95)	8.22	6.56	3.01	8.51	6.56	1.78	1.78
Class C (EKHCX)	1-21-1998	2.01	8.51	6.32	3.01	8.51	6.32	1.78	1.78
Administrator Class (EKHYX)	4-14-1998	–	–	–	4.02	9.57	7.38	0.97	0.81
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[4]	–	–	–	–	7.55	11.27	8.90	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage High Yield Bond Fund	5

Growth of $10,000 investment[5] as of August 31, 2013

1.	Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen High Income Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through December 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.03% for Class A, 1.78% for Class B, 1.78% for Class C, and 0.80% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings. Credit quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds on a scale of AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

6	Wells Fargo Advantage High Yield Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the benchmark, BofA Merrill Lynch U.S. High Yield Master II Constrained Index, for the 12-month period that ended August 31, 2013.

■	Lower-rated high-yield bonds continued to perform better than higher-rated bonds during the period, benefiting from higher yields. Price appreciation during the first half of the period also helped returns from the lowest-rated credit tiers. Our preference for higher-quality high-yield bonds restrained performance.

■	We modestly extended the average maturity of the bonds held in the Fund to approximately 5.5 years during the first half of the period. Longer-maturity bonds tended to underperform from May to August 2013, which detracted from performance. Our relatively longer-maturity bonds declined more than shorter-maturity issues, which tend to be less sensitive to movements in Treasury bonds than longer-dated bonds.

The high-yield markets first rose, then sharply declined as a result of central bank actions.

As the Federal Reserve’s (Fed’s) quantitative easing policy kept Treasury yields at record lows during August 2012 through April 2013, yields of below-investment-grade, high-yield bonds declined almost continuously over the same period. Investors appeared to increase their holdings in higher-yielding market sectors in an effort to raise interest earned on fixed-income issues. This decline in yields resulted in record-high average bond prices as well as record lows in yields.

Many holdings of the Fund during this time were trading at high prices and substantial premiums to their face value at maturity, limiting any further price appreciation. In our opinion, the high prices, combined with the resulting historic low yield levels, suggested that these holdings did not adequately compensate shareholders for the potential of future credit losses. Thus, as rates declined and prices rose to record levels, we sold many relatively lower-yield, higher-priced bonds and reinvested the proceeds in longer-maturity, relatively higher-credit-quality below-investment-grade bonds, which increased the interest earned on our holdings.

Ten largest long-term holdings[6] (%) as of August 31, 2013
Hertz Corporation, 6.25%, 10-15-2022	4.80
Olin Corporation, 5.50%, 8-15-2022	4.73
Tronox Finance LLC, 6.38%, 8-15-2020	4.67
Seagate Technology HDD Holdings, 7.00%, 11-1-2021	4.60
General Cable Corporation, 5.75%, 10-1-2022	4.52
NRG Energy Incorporated, 6.63%, 3-15-2023	4.41
Fresenius Medical Care Holdings Incorporated, 5.88%, 1-31-2022	4.38
Iron Mountain Incorporated, 5.75%, 8-15-2024	4.28
Bristow Group Incorporated, 6.25%, 10-15-2022	4.25
Davita HealthCare Partners Incorporated, 5.75%, 8-15-2022	4.23

However, in May 2013, the Fed announced intentions to taper its monthly purchases of government and mortgage securities as soon as late 2013. The credit markets made a sharp adjustment in yields even before any tapering actions began. To illustrate, 10-year maturity Treasury bonds jumped in yield from about 1.65% in early May 2013 to 2.8% at the end of August 2013—an increase of 115 basis points (100 basis points equals 1.00%). High-yield bonds also had significant yield and price corrections in response to Treasury rate increases. The Fund’s benchmark index rose in yield from a low of 4.99% in early May 2013 to approximately 6.35% at the end of August 2013.

Typically in past market cycles, high-yield bond prices declined because of actual or expected higher rates of default for lower-quality bonds. However, during the events of May–August 2013, the rise in yields for below-investment-grade bonds was due to the sharp increase in Treasury rates rather than detrimental credit events. In fact, the outlook for high-yield bonds continued to be relatively positive at the end of the reporting period, with expected default rates near their historic lows of 1% to 2%, well below the long-term average default rate of close to 5%.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage High Yield Bond Fund	7

Credit quality[7] as of August 31, 2013

High-yield market conditions appear compelling despite the potential for higher rates.

In our view, the high-yield market has relatively attractive fundamentals at the close of the period—improving business prospects; lower cost of issuing bonds; a liquid, diverse, and growing universe of new issuers; and estimates of bond defaults remaining near low levels (around 2% annually). However, we are cautious about the potential for high-yield interest rates to rise. We believe that the significant increase in interest rates since May significantly accounts for much of the effect that the Fed’s upcoming reduction of asset purchases would have. Thus, future shocks from Treasury increases may not be as sharp as they were in May 2013 through August 2013, in our view.

However, as the economy continues to grow, higher demand for loans from businesses and consumers may put additional upward pressure on rates. Additionally, many investors are concerned that inflation may increase from the low levels of recent years. In this regard, we believe that high-yield bonds should continue to offer high enough income to compensate for credit risks compared with Treasuries and may provide relatively lower price volatility than the equity markets.

We believe relatively higher-rated high-yield bonds in companies with stable-to-improving business outlooks should offer an attractive risk-adjusted potential return for the investor whose primary goal is income. Thus, we have concentrated our holdings in bonds rated in the top half of the high-yield corporate bond market. While these issues may provide somewhat less yield than lower-rated bonds, we believe they offer somewhat lower risk of principal loss.

Please see footnotes on page 5.

8	Wells Fargo Advantage High Yield Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2013	Ending account value 8-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$982.25	$5.15	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24	1.03%
Class B
Actual	$1,000.00	$978.54	$8.88	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05	1.78%
Class C
Actual	$1,000.00	$978.55	$8.88	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05	1.78%
Administrator Class
Actual	$1,000.00	$983.42	$4.00	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2013	Wells Fargo Advantage High Yield Bond Fund	9

Security name	Shares	Value

Common Stocks: 5.22%

Consumer Discretionary: 0.73%

Distributors: 0.46%
Genuine Parts Company	20,000	$1,540,200

Hotels, Restaurants & Leisure: 0.00%
Trump Entertainment Resorts Incorporated †(a)(i)	1,840	0

Media: 0.27%
DISH Network Corporation	20,000	899,200

Consumer Staples: 0.29%

Food Products: 0.15%
Kraft Foods Group Incorporated	10,000	517,700

Household Products: 0.14%
Kimberly-Clark Corporation	5,000	467,400

Energy: 1.12%

Oil, Gas & Consumable Fuels: 1.12%
ConocoPhillips Company	5,000	331,500
Marathon Petroleum Corporation	12,000	870,120
Phillips 66	45,000	2,569,500

		3,771,120

Financials: 1.86%

Commercial Banks: 0.11%
Branch Banking & Trust Corporation	5,000	169,800
PNC Financial Services Group Incorporated	3,000	216,810

		386,610

REITs: 1.75%
HCP Incorporated	45,000	1,832,850
Health Care REIT Incorporated	30,000	1,843,200
Plum Creek Timber Company	50,000	2,215,500

		5,891,550

Industrials: 0.18%

Aerospace & Defense: 0.18%
Lockheed Martin Corporation	5,000	612,100

Information Technology: 0.21%

IT Services: 0.21%
Automatic Data Processing Incorporated	10,000	711,600

Materials: 0.83%

Chemicals: 0.83%
LyondellBasell Industries Class A	40,000	2,806,000

Total Common Stocks (Cost $16,421,062)		17,603,480

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage High Yield Bond Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 86.75%

Consumer Discretionary: 7.72%

Auto Components: 2.76%
Allison Transmission Incorporated 144A	7.13%	5-15-2019	$2,250,000	$2,368,125
American Axle Manufacturing Incorporated	6.63	10-15-2022	2,250,000	2,300,625
Cooper Tire & Rubber Company	7.63	3-15-2027	1,935,000	1,847,925
Lear Corporation 144A	4.75	1-15-2023	3,000,000	2,805,000

				9,321,675

Diversified Consumer Services: 0.99%
Service Corporation International	7.50	4-1-2027	3,080,000	3,326,400

Hotels, Restaurants & Leisure: 0.56%
Speedway Motorsports Incorporated	6.75	2-1-2019	1,775,000	1,877,063

Media: 0.27%
DISH DBS Corporation	5.00	3-15-2023	1,000,000	922,500

Specialty Retail: 3.14%
Penske Auto Group Incorporated	5.75	10-1-2022	10,702,000	10,594,980

Energy: 13.85%

Energy Equipment & Services: 3.90%
Atwood Oceanics Incorporated	6.50	2-1-2020	1,000,000	1,070,000
Dresser-Rand Group Incorporated	6.50	5-1-2021	1,225,000	1,301,563
Gulfmark Offshore Incorporated	6.38	3-15-2022	1,635,000	1,655,438
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	1,350,000	1,366,875
NGPL PipeCo LLC 144A«	9.63	6-1-2019	1,950,000	2,008,500
Oil States International Incorporated	6.50	6-1-2019	1,900,000	2,004,500
PHI Incorporated	8.63	10-15-2018	3,550,000	3,749,688

				13,156,564

Oil, Gas & Consumable Fuels: 9.95%
Atlas Pipeline Partners LP 144A	5.88	8-1-2023	8,000,000	7,500,000
Denbury Resources Incorporated	4.63	7-15-2023	2,000,000	1,785,000
Energy Transfer Equity LP	7.50	10-15-2020	3,475,000	3,787,750
QEP Resources Incorporated	5.25	5-1-2023	2,000,000	1,875,000
Sabine Pass Liquefaction LLC 144A	5.63	2-1-2021	7,000,000	6,685,000
Sabine Pass LNG LP	7.50	11-30-2016	4,750,000	5,230,938
Suburban Propane Partners LP	7.38	3-15-2020	2,550,000	2,703,000
Tesoro Logistics Corporation 144A	5.88	10-1-2020	4,000,000	3,990,000

				33,556,688

Financials: 1.51%

REITs: 1.51%
Sabra Health Care Incorporated	5.38	6-1-2023	4,000,000	3,800,000
Sabra Health Care Incorporated	8.13	11-1-2018	1,219,000	1,313,473

				5,113,473

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage High Yield Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 15.75%

Health Care Equipment & Supplies: 2.49%
Hologic Incorporated	6.25%	8-1-2020	$8,062,000	$8,404,635

Health Care Providers & Services: 9.49%
Aviv HealthCare Properties LP	7.75	2-15-2019	1,150,000	1,230,500
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	14,425,000	14,280,750
Fresenius Medical Care Holdings Incorporated 144A	5.88	1-31-2022	14,529,000	14,783,258
MPT Operating Partnership LP	6.88	5-1-2021	1,625,000	1,710,313

				32,004,821

Pharmaceuticals: 3.77%
Valeant Pharmaceuticals International Incorporated 144A	7.25	7-15-2022	12,000,000	12,720,000

Industrials: 19.59%

Air Freight & Logistics: 4.25%
Bristow Group Incorporated	6.25	10-15-2022	13,990,000	14,339,750

Building Products: 0.63%
Dycom Investments Incorporated	7.13	1-15-2021	2,000,000	2,105,000

Commercial Services & Supplies: 4.28%
Iron Mountain Incorporated	5.75	8-15-2024	16,000,000	14,440,000

Electrical Equipment: 5.34%
Belden Incorporated 144A	5.50	9-1-2022	2,850,000	2,764,500
General Cable Corporation 144A	5.75	10-1-2022	15,850,000	15,255,625

				18,020,125

Machinery: 0.29%
Columbus McKinnon Corporation	7.88	2-1-2019	525,000	551,250
Titan International Incorporated	7.88	10-1-2017	400,000	424,000

				975,250

Road & Rail: 4.80%
Hertz Corporation	6.25	10-15-2022	15,921,000	16,199,618

Information Technology: 3.31%

Communications Equipment: 1.96%
SBA Communications Corporation	5.63	10-1-2019	6,700,000	6,599,500

IT Services: 1.35%
Neustar Incorporated	4.50	1-15-2023	5,000,000	4,575,000

Materials: 16.25%

Chemicals: 10.87%
Celanese U.S. Holdings LLC	4.63	11-15-2022	2,000,000	1,850,000
Huntsman International LLC	4.88	11-15-2020	1,000,000	952,500
Kraton Polymers LLC	6.75	3-1-2019	2,105,000	2,136,575
Olin Corporation	5.50	8-15-2022	16,000,000	15,960,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage High Yield Bond Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Chemicals (continued)
Tronox Finance LLC 144A	6.38%	8-15-2020	$16,500,000	$15,757,500

				36,656,575

Containers & Packaging: 4.02%
Ball Corporation	5.00	3-15-2022	1,995,000	1,960,088
Owens-Brockway Glass Container Incorporated	3.00	6-1-2015	1,775,000	1,828,250
Sealed Air Corporation 144A	5.25	4-1-2023	500,000	476,250
Sealed Air Corporation 144A	6.50	12-1-2020	7,135,000	7,563,100
Silgan Holdings Incorporated	5.00	4-1-2020	1,750,000	1,741,250

				13,568,938

Paper & Forest Products: 1.36%
P.H. Glatfelter Company	5.38	10-15-2020	4,630,000	4,606,850

Telecommunication Services: 2.53%

Diversified Telecommunication Services: 1.00%
GCI Incorporated	8.63	11-15-2019	3,235,000	3,364,400

Wireless Telecommunication Services: 1.53%
Crown Castle International Corporation	5.25	1-15-2023	2,000,000	1,890,000
MetroPCS Wireless Incorporated	6.63	11-15-2020	1,575,000	1,634,063
SBA Telecommunications Corporation	5.75	7-15-2020	1,625,000	1,633,125

				5,157,188

Utilities: 6.24%

Electric Utilities: 1.32%
DPL Incorporated	7.25	10-15-2021	4,375,000	4,462,500

Gas Utilities: 0.50%
AmeriGas Finance LLC	6.75	5-20-2020	1,600,000	1,696,000

Independent Power Producers & Energy Traders: 4.42%
NRG Energy Incorporated	6.63	3-15-2023	15,000,000	14,887,500

Total Corporate Bonds and Notes (Cost $298,890,743)				292,652,993

Yankee Corporate Bonds and Notes: 6.34%

Consumer Discretionary: 0.90%

Leisure Equipment & Products: 0.90%
VPI Escrow Corporation 144A	6.38	10-15-2020	3,000,000	3,048,750

Financials: 0.00%

Diversified Financial Services: 0.00%
Preferred Term Securities XII Limited (s)(i)	0.00	12-24-2033	720,000	7

Information Technology: 4.61%

Computers & Peripherals: 4.61%
Seagate Technology HDD Holdings	7.00	11-1-2021	14,350,000	15,533,870

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage High Yield Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 0.83%

Diversified Telecommunication Services: 0.83%
Intelsat Jackson Holdings SA	7.25%	10-15-2020	$2,625,000	$2,802,188

Total Yankee Corporate Bonds and Notes (Cost $21,347,361)				21,384,815

	Yield		Shares
Short-Term Investments: 0.94%

Investment Companies: 0.87%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.09		2,062,241	2,062,241
Wells Fargo Securities Lending Cash Investments, LLC (r)(v)(l)(u)	0.14		860,000	860,000

				2,922,241

			Principal

U.S. Treasury Securities: 0.07%
U.S. Treasury Bill #(z)	0.01	10-31-2013	$252,000	251,995

Total Short-Term Investments (Cost $3,174,226)				3,174,236

Total investments in securities
(Cost $339,833,392) *	99.25%	334,815,524
Other assets and liabilities, net	0.75	2,518,779

Total net assets	100.00%	$337,334,303

†	Non-income-earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

«	All or a portion of this security is on loan.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $339,863,247 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,673,884
Gross unrealized depreciation	(10,721,607)

Net unrealized depreciation	$(5,047,723)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage High Yield Bond Fund	Statement of assets and liabilities—August 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$331,893,283
In affiliated securities, at value (see cost below)	2,922,241

Total investments, at value (see cost below)	334,815,524
Foreign currency, at value (see cost below)	46
Receivable for Fund shares sold	29,537
Receivable for dividends and interest	4,948,883
Receivable for daily variation margin on open futures contracts	15,000
Receivable for securities lending income	1,356
Prepaid expenses and other assets	121,113

Total assets	339,931,459

Liabilities
Dividends payable	189,630
Payable for Fund shares redeemed	1,046,632
Payable upon receipt of securities loaned	860,000
Advisory fee payable	146,770
Distribution fees payable	62,525
Due to other related parties	64,099
Accrued expenses and other liabilities	227,500

Total liabilities	2,597,156

Total net assets	$337,334,303

NET ASSETS CONSIST OF
Paid-in capital	$404,937,067
Overdistributed net investment income	(133,960)
Accumulated net realized losses on investments	(62,250,460)
Net unrealized losses on investments	(5,218,344)

Total net assets	$337,334,303

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$225,743,378
Shares outstanding – Class A	71,741,408
Net asset value per share – Class A	$3.15
Maximum offering price per share – Class A2	$3.30
Net assets – Class B	$6,666,932
Shares outstanding – Class B	2,118,349
Net asset value per share – Class B	$3.15
Net assets – Class C	$83,547,754
Shares outstanding – Class C	26,546,800
Net asset value per share – Class C	$3.15
Net assets – Administrator Class	$21,376,239
Shares outstanding – Administrator Class	6,785,024
Net asset value per share – Administrator Class	$3.15

Investments in unaffiliated securities (including securities on loan), at cost	$336,911,151

Investments in affiliated securities, at cost	$2,922,241

Total investments, at cost	$339,833,392

Securities on loan, at value	$843,464

Foreign currency, at cost	$45

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2013	Wells Fargo Advantage High Yield Bond Fund	15

Investment income
Interest	$21,392,360
Dividends *	687,433
Securities lending income, net	32,585
Income from affiliated securities	9,490

Total investment income	22,121,868

Expenses
Advisory fee	1,946,990
Administration fees
Fund level	194,699
Class A	406,155
Class B	15,887
Class C	154,641
Administrator Class	28,971
Shareholder servicing fees
Class A	634,616
Class B	24,824
Class C	241,627
Administrator Class	69,416
Distribution fees
Class B	74,471
Class C	724,880
Custody and accounting fees	31,164
Professional fees	59,092
Registration fees	93,229
Shareholder report expenses	84,261
Trustees’ fees and expenses	10,090
Other fees and expenses	14,477

Total expenses	4,809,490
Less: Fee waivers and/or expense reimbursements	(72,294)

Net expenses	4,737,196

Net investment income	17,384,672

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	17,475,999
Futures transactions	748,277

Net realized gains on investments	18,224,276

Net change in unrealized gains (losses) on:
Unaffiliated securities	(19,863,238)
Futures transactions	(200,477)

Net change in unrealized gains (losses) on investments	(20,063,715)

Net realized and unrealized losses on investments	(1,839,439)

Net increase in net assets resulting from operations	$15,545,233

* Net of foreign dividend withholding taxes in the amount of	$24,300

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage High Yield Bond Fund	Statement of changes in net assets

	Year ended August 31, 2013		Year ended August 31, 2012

Operations
Net investment income		$17,384,672		$26,056,526
Net realized gains on investments		18,224,276		181,195
Net change in unrealized gains (losses) on investments		(20,063,715)		20,005,915

Net increase in net assets resulting from operations		15,545,233		46,243,636

Distributions to shareholders from
Net investment income
Class A		(11,802,757)		(17,203,396)
Class B		(390,499)		(932,812)
Class C		(3,771,645)		(5,611,103)
Administrator Class		(1,421,343)		(2,319,951)

Total distributions to shareholders		(17,386,244)		(26,067,262)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	8,686,785	28,273,612	29,414,705	89,784,820
Class B	67,461	219,086	297,504	919,512
Class C	1,743,975	5,681,242	3,259,281	10,053,241
Administrator Class	3,242,704	10,578,643	12,973,812	39,966,741

		44,752,583		140,724,314

Reinvestment of distributions
Class A	3,080,175	9,994,164	4,148,605	12,817,438
Class B	103,737	336,538	212,228	654,583
Class C	1,024,306	3,323,484	1,310,820	4,053,852
Administrator Class	383,719	1,245,710	654,465	2,023,464

		14,899,896		19,549,337

Payment for shares redeemed
Class A	(22,446,941)	(72,965,905)	(30,659,654)	(94,273,485)
Class B	(2,220,348)	(7,234,458)	(3,495,670)	(10,674,512)
Class C	(7,565,262)	(24,547,467)	(4,944,365)	(15,182,932)
Administrator Class	(8,617,078)	(28,015,457)	(10,517,667)	(32,573,952)

		(132,763,287)		(152,704,881)

Net increase (decrease) in net assets resulting from capital share transactions		(73,110,808)		7,568,770

Total increase (decrease) in net assets		(74,951,819)		27,745,144

Net assets
Beginning of period		412,286,122		384,540,978

End of period		$337,334,303		$412,286,122

Overdistributed net investment income		$(133,960)		$(108,711)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Yield Bond Fund	17

(For a share outstanding throughout each period)

	Year ended August 31				Year ended April 30
CLASS A	2013	2012	2011	2010[1,2]	2010[1]	2009[1]
Net asset value, beginning of period	$3.18	$3.03	$3.05	$3.10	$2.39	$3.13
Net investment income	0.15	0.20	0.21	0.08	0.25	0.27
Net realized and unrealized gains (losses) on investments	(0.03)	0.15	(0.02)	(0.05)	0.72	(0.76)

Total from investment operations	0.12	0.35	0.19	0.03	0.97	(0.49)
Distributions to shareholders from
Net investment income	(0.15)	(0.20)	(0.21)	(0.08)	(0.26)	(0.25)
Net asset value, end of period	$3.15	$3.18	$3.03	$3.05	$3.10	$2.39
Total return[3]	3.78%	12.00%	6.07%	0.99%	42.27%	(15.50)%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.02%	1.02%	1.06%	1.14%	1.22%
Net expenses	1.03%	1.02%	1.02%	1.05%	1.13%	1.08%
Net investment income	4.65%	6.52%	6.60%	7.70%	8.96%	10.60%
Supplemental data
Portfolio turnover rate	95%	37%	70%	46%	129%	119%
Net assets, end of period (000s omitted)	$225,743	$261,938	$240,653	$281,044	$292,039	$217,199

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended April 30
CLASS B	2013	2012	2011	2010[1,2]	2010[1]	2009[1]
Net asset value, beginning of period	$3.18	$3.03	$3.05	$3.10	$2.39	$3.13
Net investment income	0.13 [3]	0.18 [3]	0.18 [3]	0.07	0.22	0.25 [3]
Net realized and unrealized gains (losses) on investments	(0.03)	0.15	(0.02)	(0.05)	0.73	(0.76)

Total from investment operations	0.10	0.33	0.16	0.02	0.95	(0.51)
Distributions to shareholders from
Net investment income	(0.13)	(0.18)	(0.18)	(0.07)	(0.24)	(0.23)
Net asset value, end of period	$3.15	$3.18	$3.03	$3.05	$3.10	$2.39
Total return[4]	3.01%	11.17%	5.28%	0.74%	41.23%	(16.13)%
Ratios to average net assets (annualized)
Gross expenses	1.78%	1.77%	1.78%	1.81%	1.89%	1.97%
Net expenses	1.78%	1.77%	1.77%	1.81%	1.88%	1.83%
Net investment income	3.93%	5.80%	5.85%	6.98%	8.29%	9.70%
Supplemental data
Portfolio turnover rate	95%	37%	70%	46%	129%	119%
Net assets, end of period (000s omitted)	$6,667	$13,247	$21,656	$50,671	$54,017	$58,429

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Yield Bond Fund	19

(For a share outstanding throughout each period)

	Year ended August 31				Year ended April 30
CLASS C	2013	2012	2011	2010[1,2]	2010[1]	2009[1]
Net asset value, beginning of period	$3.18	$3.03	$3.05	$3.10	$2.39	$3.13
Net investment income	0.13	0.18	0.18	0.07	0.23	0.25
Net realized and unrealized gains (losses) on investments	(0.03)	0.15	(0.02)	(0.05)	0.72	(0.76)

Total from investment operations	0.10	0.33	0.16	0.02	0.95	(0.51)
Distributions to shareholders from
Net investment income	(0.13)	(0.18)	(0.18)	(0.07)	(0.24)	(0.23)
Net asset value, end of period	$3.15	$3.18	$3.03	$3.05	$3.10	$2.39
Total return[3]	3.01%	11.17%	5.28%	0.74%	41.23%	(16.13)%
Ratios to average net assets (annualized)
Gross expenses	1.79%	1.77%	1.77%	1.81%	1.89%	1.97%
Net expenses	1.78%	1.77%	1.77%	1.81%	1.88%	1.83%
Net investment income	3.90%	5.78%	5.85%	6.97%	8.21%	9.79%
Supplemental data
Portfolio turnover rate	95%	37%	70%	46%	129%	119%
Net assets, end of period (000s omitted)	$83,548	$99,633	$95,999	$104,954	$106,886	$78,995

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended April 30
ADMINISTRATOR CLASS	2013	2012	2011	2010[1,2]	2010[1]	2009[1]
Net asset value, beginning of period	$3.18	$3.03	$3.05	$3.10	$2.39	$3.13
Net investment income	0.16	0.21	0.22	0.08	0.26	0.28 [3]
Net realized and unrealized gains (losses) on investments	(0.03)	0.15	(0.03)	(0.05)	0.72	(0.76)

Total from investment operations	0.13	0.36	0.19	0.03	0.98	(0.48)
Distributions to shareholders from
Net investment income	(0.16)	(0.21)	(0.21)	(0.08)	(0.27)	(0.26)
Net asset value, end of period	$3.15	$3.18	$3.03	$3.05	$3.10	$2.39
Total return[4]	4.02%	12.25%	6.30%	1.07%	42.62%	(15.28)%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.95%	0.95%	0.87%	0.89%	0.94%
Net expenses	0.80%	0.80%	0.80%	0.81%	0.88%	0.80%
Net investment income	4.91%	6.73%	6.79%	7.95%	9.17%	11.89%
Supplemental data
Portfolio turnover rate	95%	37%	70%	46%	129%	119%
Net assets, end of period (000s omitted)	$21,376	$37,469	$26,234	$48,709	$93,639	$68,991

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen High Income Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen High Income Fund.

2.	For the four months ended August 31, 2010. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage High Yield Bond Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the

22	Wells Fargo Advantage High Yield Bond Fund	Notes to financial statements

Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures

Notes to financial statements	Wells Fargo Advantage High Yield Bond Fund	23

contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$(23,677)	$23,677

As of August 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains, in the amount of $62,421,082 with $25,170,390 expiring in 2016; and $37,250,692 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

24	Wells Fargo Advantage High Yield Bond Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$17,603,480	$0	$0	$17,603,480
Corporate bonds and notes	0	292,652,993	0	292,652,993
Yankee corporate bonds and notes	0	21,384,815	0	21,384,815
Short-term investments
Investment companies	2,062,241	860,000	0	2,922,241
U.S. Treasury securities	251,995	0	0	251,995
	$19,917,716	$314,897,808	$0	$334,815,524

As of August 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$(200,477)	$0	$0	$(200,477)

+	Futures contracts are presented at the unrealized losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory Fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended August 31, 2013, the advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Advantage High Yield Bond Fund	25

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A shares, 1.78% for Class B shares, 1.78% for Class C shares and 0.80% for Administrator Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2013, Wells Fargo Funds Distributor, LLC received $11,307 from the sale of Class A shares and $1,000, $5,228 and $1,743 in contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2013 were $362,582,938 and $411,595,506, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2013, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2013, the Fund had short futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at August 31, 2013	Unrealized losses
12-19-2013	160 Short	10-Year U.S. Treasury Notes	$19,885,000	$(200,477)

The Fund had an average notional amount of $5,497,397 in short futures contracts during the year ended August 31, 2013.

On August 31, 2013, the cumulative unrealized losses on futures contracts in the amount of $200,477 are reflected in net unrealized losses on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

26	Wells Fargo Advantage High Yield Bond Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2013, the Fund paid $859 in commitment fees.

For the year ended August 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $17,386,244 and $26,067,262 of ordinary income for the years ended August 31, 2013 and August 31, 2012, respectively.

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$104,424	$(5,047,723)	$(62,421,082)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage High Yield Bond Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage High Yield Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from May 1, 2010 through August 31, 2010 and each of the years in the two-year period ended April 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage High Yield Bond Fund as of August 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 28, 2013

28	Wells Fargo Advantage High Yield Bond Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 1.33% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2013.

Pursuant to Section 854 of the Internal Revenue Code, $241,767 of income dividends paid during the fiscal year ended August 31, 2013 has been designated as qualified dividend income (QDI).

For the fiscal year ended August 31, 2013, $15,698,296 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage High Yield Bond Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage High Yield Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of

Wells Fargo Bank, N.A. since 2013.

Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage High Yield Bond Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Advantage High Yield Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by

32	Wells Fargo Advantage High Yield Bond Fund	Other information (unaudited)

Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the median performance of the Universe for all periods under review. However, the Board also noted that the performance of the Fund was lower than its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for all periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board also noted that the Fund had a portfolio manager change in 2012 and outperformed the benchmark in the first full quarter after the portfolio manager change. The Board was satisfied with the explanation of the factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were equal to or in range of the median rates for the Fund’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be

Other information (unaudited)	Wells Fargo Advantage High Yield Bond Fund	33

necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

34	Wells Fargo Advantage High Yield Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

219221 10-13 A218/AR218 08-13

Wells Fargo Advantage Income Plus Fund

Annual Report

August 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $229 billion in assets under management, as of August 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Income Plus Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Income Plus Fund for the 12-month period that ended August 31, 2013. Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields. Most investment-grade bond sectors correspondingly experienced price declines and rising yields during much of 2013. Below-investment-grade securities tended to perform better in 2013 after strong performance over the last four months of 2012. Higher-yield spreads cushioned some of the yield increases from the Treasury markets. The trend toward higher yields began in January 2013 but significantly deepened in May and June 2013. Investment-grade bond sectors declined in value during the 12-month period, with the most notable declines occurring in corporate bonds and better price protection occurring in structured products, such as commercial mortgage-backed securities and asset-backed securities. High-yield securities performed better over the full breadth of the period, generating positive returns despite significant price corrections in June 2013.

The period began with strengthening confidence in the credit markets.

The 12-month period began during a recovery from the May 2012 European credit crisis. By mid-June 2012, a rally in fixed-income securities had begun, and confidence increasingly returned to the credit markets. This carried into the opening months of the period, which began in September 2012. Lower-rated and longer-maturity segments of the fixed-income markets tended to perform well during this time. Most notably, the A rated and BBB rated1 segments of the investment-grade markets outperformed the highest-quality credit tiers and U.S. Treasuries. High-yield securities significantly outperformed the investment-grade credit tiers during this time. These trends largely continued into October 2012.

In November and December 2012, most investment-grade sectors began to throttle down. U.S. Treasuries and treasury inflation-protected securities rallied in November 2012 and outperformed the credit sectors due to a brief flare-up in risk aversion from the deepening recessionary conditions in the eurozone. However, in December 2012, U.S. Treasury yields began to reverse course, shifting higher on growing optimism for economic expansion and appreciating equity values. Most investment-grade credit tiers also saw yields move higher in tandem, resulting in a broad but modest decline in many investment-grade security prices. High-yield securities continued to perform positively during these months, benefiting from sustained investor appetite for higher yield and growing confidence in corporate earnings.

The return of economic optimism in 2013 led to declines in bond prices as yields rose higher.

In the opening months of 2013, U.S. Treasury yields began to once again rise higher on optimistic expectations for a strengthening U.S. economy. Consequently, fixed-income security yields shifted higher and prices declined across much of the U.S. investment-grade bond sectors. U.S. Treasury prices significantly declined in January 2013, most notably in the longer-maturity ranges, as investors began to reprice bond yields for potential interest-rate increases in upcoming years.

In February and March 2013, investment-grade fixed-income markets rebounded when equity market exuberance was reined in by some sobering signs of caution from mixed economic indicators. Investors again returned to the U.S. Treasury market, driving yields lower and bond prices higher. These appreciating trends strengthened during the volatile month of April 2013, when the market was rattled

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to shareholders (unaudited)	Wells Fargo Advantage Income Plus Fund	3

by geopolitical events, domestic terrorism in Boston, and uncertain global economic conditions. U.S. Treasury prices increased sharply, temporarily erasing all their price losses endured in January 2013 and, in fact, crossing over into positive gains.

For the core bond investment-grade markets, this recovery in bond prices only proved temporary. The month of May 2013 unleashed a massive rally in the U.S. equity markets; consequently, U.S. Treasury prices declined again, while investment-grade corporate bonds and structured products correspondingly also declined in price. These market moves resulted in the largest monthly losses across the investment-grade bond markets in nearly five years.

The depreciating trends for bonds deepened in mid-June 2013 based on comments from Federal Reserve (Fed) Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. For the last two weeks of June 2013, that debate appeared to play out daily, as volatility buffeted both the equity and bond markets, finally ending in yet another sustained rally in equities and a modest retreat in bond prices. Both investment-grade bonds and high-yield bonds posted their worst monthly returns of the year in June 2013—investment-grade securities had their largest quarterly decline in nine years during the second quarter.

In July and August 2013, equity exuberance quieted a bit, and fixed-income markets stabilized. Returns were mixed, with slightly negative returns in the highest-quality securities to modestly positive in the lower credit tiers. On the whole, the declines in bond prices during May, June, and August 2013 culminated in negative returns across the investment-grade markets during the period. High-yield markets better preserved their strong positive gains from the final months of 2012 and generated positive returns for the full the 12-month period. Thus, the theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

4	Wells Fargo Advantage Income Plus Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael J. Bray, CFA

Thomas M. Price, CFA

Janet S. Rilling, CFA, CPA

Average annual total returns1 (%) as of August 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (STYAX)	7-13-1998	(6.63)	5.23	5.03	(2.25)	6.20	5.51	0.92	0.90
Class B (STYBX)*	7-13-1998	(8.00)	5.08	4.95	(3.00)	5.41	4.95	1.67	1.65
Class C (WFIPX)	7-13-1998	(4.00)	5.40	4.71	(3.00)	5.40	4.71	1.67	1.65
Administrator Class (WIPDX)	7-30-2010	–	–	–	(2.11)	6.34	5.51	0.86	0.75
Institutional Class (WIPIX)	7-18-2008	–	–	–	(1.89)	6.54	5.69	0.59	0.59
Investor Class (WIPNX)	7-18-2008	–	–	–	(2.26)	6.17	5.50	0.95	0.91
Barclays U.S. Universal Bond Index[4]	–	–	–	–	(1.69)	5.32	5.08	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Income Plus Fund	5

Growth of $10,000 investment[5] as of August 31, 2013

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to include the higher expenses applicable to Administrator Class shares. Historical performance shown for Investor Class shares prior to their inception reflects the performance of Class A shares and has been adjusted to include the higher expenses applicable to Investor Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through December 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, 0.72% for Administrator Class, 0.58% for Institutional Class, and 0.88% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar-denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays U.S. Universal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

7.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Income Plus Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays U.S. Universal Bond Index, for the 12-month period that ended August 31, 2013.

■	Overweights in certain securitized products in the mortgage-related sectors detracted from relative performance during the period.

■	However, positions in higher-risk assets, notably the Fund’s holdings in corporate bonds of financial institutions and its below-investment-grade corporate debt, contributed to performance.

■	Overall market (Treasury) interest rates rose dramatically during the period, causing negative absolute returns in most rate-sensitive sectors.

■	We increased the Fund’s high-yield exposure throughout the period from 10% to 12%. In addition, we built overweights in BBB rated securities.

The Fund was focused on higher-yielding bonds and securitized debt.

During the period, the Fund maintained significant exposure in structured products and corporate bonds, with underweights in U.S. Treasuries and agency debentures. We focused on fixed-income securities with relatively higher yields, with notable concentrations in A rated, BBB rated, and BB rated6 debt. These mid-credit tier assets contributed to performance both from higher-yield compensation and relatively stronger price protection than the highest-quality credit tiers. The Fund’s below-investment-grade securities were significant contributors to performance for the majority of the period. However, various mortgage pass-throughs and some commercial mortgage-backed securities holdings in the Fund detracted from performance.

Ten largest long-term holdings[7] (%) as of August 31, 2013
U.S. Treasury Note, 0.50%, 8-15-2014	7.75
U.S. Treasury Note, 0.38%, 3-15-2015	5.01
FHLMC, 3.50%, 9-1-2043	4.17
U.S. Treasury Note, 2.25%, 7-31-2018	3.72
FNMA, 3.00%, 9-1-2043	3.72
U.S. Treasury Note, 0.88%, 1-31-2018	3.66
U.S. Treasury Note, 0.25%, 12-15-2015	2.32
U.S. Treasury Note, 1.00%, 5-31-2018	2.30
FNMA, 4.00%, 9-1-2043	1.83
FNMA, 4.50%, 9-1-2043	1.79

The economy was stuck in slow growth mode.

On several occasions during the past four years, there have been indications that gross domestic product (GDP) growth was accelerating, but such hopes have been repeatedly dashed. This continued throughout the period. Real final sales—GDP excluding inventory effects—grew at only a 1.1% average annualized pace in the first half of 2013. Progress in the labor market—of prime concern to policymakers and ordinary citizens alike—was mixed. The unemployment rate fell to 7.3% in August 2013, versus 8.1% from a year ago. However, some of the drop in the unemployment rate can be attributed to a falling labor force participation rate, which makes the headline figure look better but does nothing to expand production or income. Consequently, personal income growth has remained excruciatingly slow during the past few quarters, limiting consumer demand and keeping businesses that cater to the retail public in a cautious mode.

Investors got a preview of the potential end of QE3 (the third round of quantitative easing).

After more than four years of near-zero interest-rate targets and multiple waves of quantitative easing, Federal Reserve (Fed) Chairman Bernanke suggested in May 2013 that the Fed’s aggressive asset-purchase program might soon be scaled back. The bond market reacted to the Chairman’s move to a slightly less dovish posture with a significant repricing of security yields on various maturities. From a low of about 1.6% in early May 2013, the yield on 10-year Treasuries rose above 2% following Chairman Bernanke’s congressional testimony and continued its rise through the summer months, ending August 2013 at nearly 2.8%. Short-term rates moved substantially less during this time period, with the 2-year Treasury note yield climbing from about 0.2% at the beginning of May 2013 to about 0.4% at the end of August 2013.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Income Plus Fund	7

Portfolio allocation[8] as of August 31, 2013

We intend to be relatively defensive on interest-rate risk while overweighting corporate debt.

A reduction in the pace of asset purchases, followed by their complete cessation, followed by a hike in the Fed’s overnight-rate targets has long been our base-case scenario. Accordingly, our strategy has been to maintain a roughly neutral duration posture versus the Fund’s benchmark, believing that interest rates would rise in the intermediate- to longer-maturity range, while remaining fairly stable in the short-duration space.

We maintained our substantial commitment to corporate credit throughout the past 12 months based on attractive valuation and a conviction that macro fundamentals were still generally favorable. We also maintained a significant investment in asset-backed and mortgage-backed securities throughout the period in the expectation that the yield advantage enjoyed by these securities would generally allow them to outperform Treasuries of similar duration. A rise in volatility associated with the Fed’s rhetorical shift resulted in a short span of underperformance for structured products, but—as with corporates—higher yield spreads resulted in generally positive relative returns for the period as a whole. Going forward, we expect to have a bias toward a defensive duration posture. In our base-case scenario, we expect the credit and structured product sectors of the bond market to outperform Treasuries in the short-duration space, due to their higher yield spreads.

Please see footnotes on page 5.

8	Wells Fargo Advantage Income Plus Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2013	Ending account value 8-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$971.42	$4.32	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43	0.87%
Class B
Actual	$1,000.00	$967.63	$8.03	1.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.04	$8.24	1.62%
Class C
Actual	$1,000.00	$967.61	$8.03	1.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.04	$8.24	1.62%
Administrator Class
Actual	$1,000.00	$972.06	$3.58	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67	0.72%
Institutional Class
Actual	$1,000.00	$972.88	$2.88	0.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.28	$2.96	0.58%
Investor Class
Actual	$1,000.00	$971.38	$4.37	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48	0.88%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Income Plus Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 33.02%
FHLB	5.46%	11-27-2015	$1,066,828	$1,141,080
FHLMC ±	2.26	1-1-2036	90,525	95,260
FHLMC	3.50	12-15-2020	730,889	777,937
FHLMC %%	3.50	9-1-2043	20,440,000	20,328,218
FHLMC %%	4.00	9-1-2043	6,310,000	6,490,673
FHLMC	5.00	6-1-2036	1,085,489	1,165,238
FHLMC	5.00	8-1-2040	926,693	1,004,390
FHLMC	5.50	10-1-2017	516,961	545,304
FHLMC	5.50	11-1-2023	231,083	249,869
FHLMC	5.50	8-1-2038	250,771	270,159
FHLMC	5.50	12-1-2038	2,212,259	2,383,302
FHLMC	5.50	6-1-2040	2,044,087	2,209,548
FHLMC	7.50	5-1-2038	7,937	8,690
FHLMC	7.50	2-25-2042	2,763,338	3,224,191
FHLMC	8.00	2-1-2030	628	709
FHLMC Series 2013-K28 Class B ±144A	3.61	6-25-2046	1,970,000	1,703,071
FHLMC Series 2013-K30 Class B ±144A	3.67	6-25-2045	2,515,000	2,146,301
FHLMC Series K020 Class X1 ±(c)	1.61	5-25-2022	14,644,629	1,417,483
FHLMC Series K021 Class X1 ±(c)	1.65	6-25-2022	13,019,776	1,312,771
FHLMC Series M009 Class A ±(i)	5.40	10-15-2021	267,814	267,814
FHLMC Series T-57 Class 2A1 ±	3.31	7-25-2043	88,696	91,129
FHLMC Series T-59 Class 2A1 ±	2.89	10-25-2043	79,720	78,385
FNMA ±	2.41	1-1-2036	276,569	292,259
FNMA	2.75	10-1-2022	2,250,000	2,082,064
FNMA ±	2.79	8-1-2036	121,614	129,013
FNMA ±	2.85	9-1-2036	71,664	75,425
FNMA %%	3.00	9-1-2028	2,510,000	2,562,945
FNMA %%	3.00	9-1-2043	18,940,000	18,111,375
FNMA	3.27	7-1-2022	1,323,578	1,319,569
FNMA	3.50	2-1-2026	2,341,445	2,445,773
FNMA %%	3.50	9-1-2028	1,350,000	1,409,010
FNMA %%	3.50	9-1-2043	3,000,000	2,992,031
FNMA	3.69	6-1-2017	3,622,490	3,877,730
FNMA	3.95	9-1-2021	444,115	464,653
FNMA	4.00	9-1-2024	307,419	324,127
FNMA %%	4.00	9-1-2028	2,570,000	2,708,740
FNMA %%	4.00	9-1-2043	8,630,000	8,899,688
FNMA	4.26	4-1-2021	2,909,889	3,102,926
FNMA	4.39	1-1-2020	1,570,679	1,700,695
FNMA	4.46	5-1-2020	1,889,140	2,049,200
FNMA %%	4.50	9-1-2028	3,760,000	3,975,759
FNMA %%	4.50	9-1-2043	8,250,000	8,703,750
FNMA	5.00	1-1-2024	464,866	498,113
FNMA	5.00	2-1-2036	100,827	108,648
FNMA	5.00	6-1-2040	326,707	352,829
FNMA	5.00	8-1-2040	5,496,024	5,909,297
FNMA	5.50	8-1-2034	344,384	376,540
FNMA	5.50	2-1-2035	107,035	117,025
FNMA	5.50	8-1-2038	937,716	1,017,170
FNMA	5.50	8-1-2038	1,284,468	1,392,686

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Income Plus Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	6.00%	10-1-2037	$2,132,867	$2,329,484
FNMA	6.00	11-1-2037	195,699	213,739
FNMA %%	6.00	9-1-2043	795,000	870,183
FNMA	6.50	7-1-2036	94,682	105,135
FNMA	6.50	7-1-2036	39,748	43,974
FNMA	6.50	11-1-2036	33,567	37,231
FNMA	6.50	7-1-2037	2,393,669	2,644,745
FNMA	7.00	3-1-2024	1,214,854	1,324,150
FNMA	7.00	7-1-2036	41,974	47,770
FNMA	7.00	11-1-2037	49,442	53,178
FNMA	7.50	5-1-2038	2,096	2,137
FNMA	7.87	7-1-2026	2,558,148	2,659,056
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	10,845	13,022
FNMA Series 2003-W08 Class 4A ±	3.13	11-25-2042	232,399	241,136
FNMA Series 2003-W14 Class 2A ±	2.25	6-25-2035	203,933	206,583
FNMA Series 2003-W14 Class 2A ±	3.47	1-25-2043	115,805	124,956
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	2,282,785	2,691,383
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	1,716,803	2,020,947
GNMA	4.00	6-20-2042	5,230,651	5,455,938
GNMA %%	4.50	9-1-2043	7,540,000	8,015,963
GNMA	5.00	7-20-2040	2,391,227	2,628,281
GNMA	7.50	12-15-2029	866	985
GNMA Series 2007-12 Class A	3.96	6-16-2031	107,436	107,508
GNMA Series 2008-22 Class XM ±(c)	0.61	2-16-2050	6,916,371	234,257
GNMA Series 2008-86 Class D	5.46	6-16-2040	4,365,000	4,789,413

Total Agency Securities (Cost $159,538,405)				160,771,716

Asset-Backed Securities: 1.24%
Citibank Credit Card Issuance Trust Series 2005-C1 Class C1	5.50	3-24-2017	285,000	302,541
CVS Pass-Through Trust First Lien	6.04	12-10-2028	1,549,262	1,700,351
Nissan Auto Lease Trust Series 2013-A Class A2A	0.45	9-15-2015	3,775,000	3,770,111
Nissan Auto Receivables Owner Trust Series 2011-B Class A2	0.74	9-15-2014	248,807	248,842

Total Asset-Backed Securities (Cost $5,847,456)				6,021,845

Corporate Bonds and Notes: 26.83%

Consumer Discretionary: 5.72%

Auto Components: 0.56%
Delphi Corporation	5.00	2-15-2023	1,025,000	1,041,656
TRW Automotive Incorporated 144A	4.50	3-1-2021	1,750,000	1,684,375

				2,726,031

Automobiles: 0.40%
Ford Motor Company	7.45	7-16-2031	1,645,000	1,975,594

Diversified Consumer Services: 0.35%
Service Corporation International	8.00	11-15-2021	1,500,000	1,713,750

Hotels, Restaurants & Leisure: 0.87%
Agua Caliente Band of Cahuilla Indians 144A	6.44	10-1-2016	562,000	521,429

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Income Plus Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure (continued)
Darden Restaurants Incorporated	6.80%	10-15-2037	$2,050,000	$2,168,642
Seminole Indian Tribe of Florida 144A	7.75	10-1-2017	1,450,000	1,540,625

				4,230,696

Household Durables: 0.31%
D.R. Horton Incorporated	4.75	2-15-2023	1,650,000	1,501,500

Internet & Catalog Retail: 0.16%
Expedia Incorporated	5.95	8-15-2020	775,000	804,905

Media: 2.02%
CBS Corporation	7.88	7-30-2030	1,820,000	2,214,756
CCO Holdings LLC	8.13	4-30-2020	1,650,000	1,790,250
Lynx I Corporation 144A	5.38	4-15-2021	1,755,000	1,711,125
National CineMedia LLC	6.00	4-15-2022	1,500,000	1,530,000
News America Incorporated	7.85	3-1-2039	2,025,000	2,574,648

				9,820,779

Multiline Retail: 0.32%
Macy’s Retail Holdings Incorporated	6.65	7-15-2024	1,330,000	1,542,587

Specialty Retail: 0.73%
Limited Brands Incorporated	6.63	4-1-2021	1,650,000	1,753,125
Sally Beauty Holdings Incorporated	6.88	11-15-2019	1,650,000	1,798,500

				3,551,625

Consumer Staples: 0.24%

Tobacco: 0.24%
Lorillard Incorporated	8.13	6-23-2019	975,000	1,172,449

Energy: 2.21%

Energy Equipment & Services: 0.31%
SESI LLC	7.13	12-15-2021	1,410,000	1,526,325

Oil, Gas & Consumable Fuels: 1.90%
Chesapeake Energy Corporation	6.63	8-15-2020	1,390,000	1,490,775
Consol Energy Incorporated	8.25	4-1-2020	1,650,000	1,749,000
Energy Transfer Equity LP	7.50	10-15-2020	1,450,000	1,580,500
Enterprise Products Operating LLC	4.45	2-15-2043	1,620,000	1,451,710
Newfield Exploration Company	6.88	2-1-2020	1,500,000	1,571,250
Sabine Pass Liquefaction LLC 144A	5.63	4-15-2023	1,500,000	1,391,250

				9,234,485

Financials: 10.54%

Capital Markets: 0.50%
Alterra Finance LLC	6.25	9-30-2020	2,150,000	2,420,122

Commercial Banks: 2.00%
Australia and New Zealand Banking Group Limited 144A	2.40	11-23-2016	3,320,000	3,419,929
Banco Santander Brasil SA 144A	4.63	2-13-2017	2,110,000	2,152,200

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Income Plus Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Commercial Banks (continued)
CBA Capital Trust II ±144A	6.02%	12-31-2049	$1,300,000	$1,355,250
CIT Group Incorporated	5.38	5-15-2020	1,650,000	1,658,250
PNC Financial Services Group Incorporated ±	4.48	12-31-2049	1,165,000	1,162,088

				9,747,717

Consumer Finance: 1.50%
Discover Financial Services	5.20	4-27-2022	1,795,000	1,854,386
General Motors Financial Company Incorporated 144A	4.25	5-15-2023	1,385,000	1,246,500
HSBC Finance Corporation	6.68	1-15-2021	2,185,000	2,462,707
SLM Corporation	8.00	3-25-2020	1,620,000	1,761,750

				7,325,343

Diversified Financial Services: 3.47%
Bank of America Corporation	6.50	8-1-2016	2,300,000	2,592,401
Bank of America Corporation	7.63	6-1-2019	2,480,000	2,980,714
Blackstone Holdings Finance Company LLC 144A	5.88	3-15-2021	1,110,000	1,230,548
Citigroup Incorporated	5.88	1-30-2042	1,390,000	1,537,628
General Electric Capital Corporation ±	6.38	11-15-2067	2,200,000	2,321,000
ING US Incorporated	2.90	2-15-2018	2,535,000	2,503,946
JPMorgan Chase & Company Series Q ±	5.15	12-31-2049	1,620,000	1,425,600
Moody’s Corporation	5.50	9-1-2020	2,165,000	2,312,521

				16,904,358

Insurance: 2.73%
Allstate Corporation ±	5.75	8-15-2053	1,635,000	1,610,475
American International Group Incorporated	3.38	8-15-2020	1,525,000	1,503,650
National Life Insurance Company of Vermont 144A	10.50	9-15-2039	1,315,000	1,844,629
Platinum Underwriters Finance Incorporated Series B	7.50	6-1-2017	1,730,000	1,909,257
Protective Life Corporation	8.45	10-15-2039	1,855,000	2,351,689
Prudential Financial Incorporated ±	8.88	6-15-2038	1,645,000	1,982,225
Torchmark Corporation	9.25	6-15-2019	1,600,000	2,073,683

				13,275,608

REITs: 0.34%
American Tower Corporation	7.00	10-15-2017	1,455,000	1,653,865

Health Care: 1.22%

Health Care Providers & Services: 1.22%
Cardinal Health Incorporated	4.60	3-15-2043	1,620,000	1,469,996
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	1,250,000	1,387,500
HCA Incorporated	6.50	2-15-2020	1,450,000	1,556,938
Lifepoint Hospitals Incorporated	6.63	10-1-2020	1,450,000	1,533,375

				5,947,809

Industrials: 3.83%

Aerospace & Defense: 0.11%
Digitalglobe Incorporated 144A	5.25	2-1-2021	570,000	534,375

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Income Plus Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Building Products: 0.31%
Masco Corporation	5.95%	3-15-2022	$1,450,000	$1,515,250

Commercial Services & Supplies: 0.64%
Clean Harbors Incorporated	5.25	8-1-2020	1,650,000	1,629,375
Penske Truck Leasing Company LP 144A	3.13	5-11-2015	1,445,000	1,487,583

				3,116,958

Machinery: 1.09%
Briggs & Stratton Corporation	6.88	12-15-2020	1,450,000	1,566,000
Case New Holland Incorporated	7.88	12-1-2017	1,650,000	1,897,500
SPX Corporation	6.88	9-1-2017	1,650,000	1,827,375

				5,290,875

Professional Services: 0.95%
FTI Consulting Incorporated	6.75	10-1-2020	1,650,000	1,742,813
Verisk Analytics Incorporated	5.80	5-1-2021	2,650,000	2,910,707

				4,653,520

Trading Companies & Distributors: 0.73%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	1,625,000	1,718,438
International Lease Finance Corporation	8.25	12-15-2020	1,650,000	1,835,625

				3,554,063

Information Technology: 0.78%

Electronic Equipment, Instruments & Components: 0.46%
Corning Incorporated	7.25	8-15-2036	1,912,000	2,262,238

Internet Software & Services: 0.32%
Equinix Incorporated	5.38	4-1-2023	1,500,000	1,428,750
Verisign Incorporated 144A	4.63	5-1-2023	125,000	116,875

				1,545,625

Materials: 0.80%

Chemicals: 0.30%
Rockwood Specialties Group Incorporated	4.63	10-15-2020	1,475,000	1,449,188

Paper & Forest Products: 0.50%
International Paper Company	7.30	11-15-2039	1,970,000	2,415,102

Telecommunication Services: 0.64%

Diversified Telecommunication Services: 0.29%
CenturyLink Incorporated	5.63	4-1-2020	725,000	710,500
Windstream Corporation	7.75	10-15-2020	700,000	715,750

				1,426,250

Wireless Telecommunication Services: 0.35%
SBA Tower Trust 144A	3.72	4-15-2048	1,820,000	1,689,011

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Income Plus Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 0.85%

Independent Power Producers & Energy Traders: 0.85%
Calpine Corporation 144A	7.88%	1-15-2023	$990,000	$1,061,775
Harper Lake Solar Funding Corporation 144A	7.65	12-31-2018	1,554,421	1,639,772
NRG Energy Incorporated	7.63	1-15-2018	1,300,000	1,439,750

				4,141,297

Total Corporate Bonds and Notes (Cost $127,410,723)				130,669,300

Municipal Obligations: 1.60%

California: 0.94%
California Build America Bonds Stem Cell Research and Cures Series A (GO)	4.99	4-1-2039	1,505,000	1,453,574
San Jose CA Series B (Airport Revenue, AGM Insured)	6.60	3-1-2041	3,000,000	3,094,680

				4,548,254

Illinois: 0.64%
Illinois (GO)	4.51	3-1-2015	3,000,000	3,125,970

Other: 0.02%
Seneca Nation Indians Capital Improvements Authority Series 07-B (Miscellaneous Revenue) 144A(i)	6.75	12-1-2013	100,000	99,910

Total Municipal Obligations (Cost $7,563,398)				7,774,134

Non-Agency Mortgage Backed Securities: 4.64%
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR-7 Class A3 ±	5.12	2-11-2041	1,940,000	2,032,893
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-T20 Class A4A ±	5.29	10-12-2042	2,480,000	2,659,222
Commercial Mortgage Trust Pass-Through Certificates Series 2004-LB4A Class A4	4.58	10-15-2037	536,107	537,219
Commercial Mortgage Trust Pass-Through Certificates Series 2005-C6 Class A5A ±	5.12	6-10-2044	1,715,000	1,824,707
Credit Suisse First Boston Commercial Mortgage Trust Series 1998-C2 Class AX ±(c)	0.62	11-15-2030	388,558	1,652
Credit Suisse First Boston Commercial Mortgage Trust Series 2006-C4 Class AM	5.51	9-15-2039	2,550,000	2,695,307
Financial Asset Securitization Incorporated Series 1997-NAM2 Class B2 (s)	7.88	7-25-2027	94,144	84,729
GE Capital Commercial Mortgage Corporation Series 2005-C3 Class A7A ±	4.97	7-10-2045	2,695,000	2,854,083
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C12 Class A4	3.36	7-15-2045	1,525,000	1,441,593
Lehman Brothers UBS Commercial Mortgage Trust Series 2006-C1 Class A4	5.16	2-15-2031	3,545,000	3,804,983
Mach One Trust Commercial Mortgage Backed Series 2004-1 Class X ±(c)144A(i)	0.61	5-28-2040	764,051	13,249
Morgan Stanley Capital I Series 2004-HQ4 Class A7	4.97	4-14-2040	1,885,674	1,931,228
Morgan Stanley Capital I Series 2004-RR2 Class X ±(c)144A	0.60	10-28-2033	576,846	3,173
Morgan Stanley Capital I Series 2005-T19 Class A4A	4.89	6-12-2047	2,570,000	2,711,329

Total Non-Agency Mortgage Backed Securities (Cost $22,793,317)				22,595,367

U.S. Treasury Securities: 37.50%
U.S. Treasury Bond	2.75	11-15-2042	3,280,000	2,704,462
U.S. Treasury Bond	2.88	5-15-2043	9,800,000	8,290,192
U.S. Treasury Bond	4.25	11-15-2040	5,685,000	6,276,592
U.S. Treasury Bond	4.38	5-15-2040	4,115,000	4,635,803
U.S. Treasury Bond	4.50	2-15-2036	4,415,000	5,071,731
U.S. Treasury Bond ##	6.38	8-15-2027	1,460,000	1,987,425
U.S. Treasury Note ##	0.25	1-31-2014	580,000	580,430

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Income Plus Fund	15

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	0.25%	12-15-2015	$11,350,000	$11,282,604
U.S. Treasury Note	0.25	5-15-2016	2,975,000	2,941,531
U.S. Treasury Note ##	0.38	3-15-2015	24,345,000	24,373,532
U.S. Treasury Note	0.38	11-15-2015	5,820,000	5,806,812
U.S. Treasury Note	0.38	3-15-2016	2,250,000	2,237,168
U.S. Treasury Note ##	0.50	8-15-2014	37,625,000	37,746,980
U.S. Treasury Note	0.88	1-31-2018	18,245,000	17,805,989
U.S. Treasury Note	1.00	5-31-2018	11,490,000	11,200,061
U.S. Treasury Note	1.38	7-31-2018	7,980,000	7,892,715
U.S. Treasury Note	2.25	7-31-2018	17,585,000	18,123,541
U.S. Treasury Note	2.63	8-15-2023	8,240,000	8,041,729
U.S. Treasury Note	6.25	8-15-2023	4,300,000	5,622,250

Total U.S. Treasury Securities (Cost $183,675,405)				182,621,547

Yankee Corporate Bonds and Notes: 6.78%

Consumer Discretionary: 0.79%

Media: 0.79%
British Sky Broadcasting Group plc 144A	9.50	11-15-2018	1,785,000	2,311,397
Myriad International Holdings BV 144A	6.38	7-28-2017	1,445,000	1,553,375

				3,864,772

Consumer Staples: 0.27%

Food Products: 0.27%
BRF SA 144A	3.95	5-22-2023	1,525,000	1,301,588

Energy: 0.92%

Oil, Gas & Consumable Fuels: 0.92%
CNOOC Finance 2013 Limited	3.00	5-9-2023	1,565,000	1,387,113
Petrobras International Finance Company	6.75	1-27-2041	1,505,000	1,392,673
Weatherford International Limited	9.63	3-1-2019	1,370,000	1,721,206

				4,500,992

Financials: 2.69%

Capital Markets: 0.18%
Macquarie Group Limited 144A	6.00	1-14-2020	825,000	887,427

Commercial Banks: 2.20%
Banco Santander Brasil SA 144A	4.00	1-16-2020	2,495,000	2,168,155
BBVA Bancomer SA 144A	4.50	3-10-2016	1,720,000	1,801,700
Export Import Bank of Korea	5.13	6-29-2020	1,910,000	2,047,770
Kommunalbanken AS 144A	2.38	1-19-2016	2,330,000	2,413,470
Rabobank Nederland	3.95	11-9-2022	2,375,000	2,258,314

				10,689,409

Consumer Finance: 0.31%
Inmarsat Finance plc 144A	7.38	12-1-2017	1,450,000	1,508,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Income Plus Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.35%

Internet Software & Services: 0.35%
Tencent Holdings Limited 144A	4.63%	12-12-2016	$1,595,000	$1,712,258

Materials: 0.33%

Metals & Mining: 0.33%
ArcelorMittal	6.13	6-1-2018	1,565,000	1,611,950

Telecommunication Services: 0.88%

Diversified Telecommunication Services: 0.46%
Telefonos de Mexico SAB de CV	5.50	11-15-2019	2,045,000	2,227,201

Wireless Telecommunication Services: 0.42%
Globo Communicacoes Participacoes SA 144A	4.88	4-11-2022	2,145,000	2,059,200

Utilities: 0.55%

Electric Utilities: 0.55%
Western Power Distributions Holdings Limited 144A	7.38	12-15-2028	2,265,000	2,666,569

Total Yankee Corporate Bonds and Notes (Cost $32,283,715)				33,029,366

Yankee Government Bonds: 0.59%
Banco Nacional de Desenvolvimento Economico e Social 144A	5.50	07-12-2020	1,855,000	1,882,825
United Mexican States	4.75	03-08-2044	1,160,000	1,010,940

Total Yankee Government Bonds (Cost $2,981,953)				2,893,765

	Yield		Shares
Short-Term Investments: 4.62%

Investment Companies: 4.54%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class ##(l)(u)	0.09		22,101,394	22,101,394

U.S. Treasury Securities: 0.08%
U.S. Treasury Bill (z) #	0.01	9-19-2013	50,000	50,000
U.S. Treasury Bill (z) #	0.01	9-19-2013	50,000	50,000
U.S. Treasury Bill (z) #	0.02	9-19-2013	200,000	199,998
U.S. Treasury Bill (z) #	0.02	9-19-2013	100,000	99,999

				399,997

Total Short-Term Investments (Cost $22,501,389)				22,501,391

Total investments in securities
(Cost $564,595,761) *	116.82%	568,878,431
Other assets and liabilities, net	(16.82)	(81,922,241)

Total net assets	100.00%	$486,956,190

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Income Plus Fund	17

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	Security issued on a when-issued basis.

(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

##	All or a portion of this security has been segregated for when-issued securities.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $564,696,734 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$12,070,418
Gross unrealized depreciation	(7,888,721)

Net unrealized appreciation	$4,181,697

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Income Plus Fund	Statement of assets and liabilities—August 31, 2013

Assets
Investments
In unaffiliated securities, at value (see cost below)	$546,777,037
In affiliated securities, at value (see cost below)	22,101,394

Total investments, at value (see cost below)	568,878,431
Receivable for investments sold	594,832
Principal paydown receivable	18
Receivable for Fund shares sold	296,152
Receivable for interest	3,825,586
Receivable for daily variation margin on open futures contracts	7,533
Prepaid expenses and other assets	208,234

Total assets	573,810,786

Liabilities
Payable for investments purchased	86,106,593
Payable for Fund shares redeemed	283,582
Advisory fee payable	144,365
Distribution fees payable	21,764
Due to other related parties	90,325
Accrued expenses and other liabilities	207,967

Total liabilities	86,854,596

Total net assets	$486,956,190

NET ASSETS CONSIST OF
Paid-in capital	$519,887,569
Overdistributed net investment income	(28,021)
Accumulated net realized losses on investments	(37,076,417)
Net unrealized gains on investments	4,173,059

Total net assets	$486,956,190

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$146,836,281
Shares outstanding – Class A	12,592,575
Net asset value per share – Class A	$11.66
Maximum offering price per share – Class A2	$12.21
Net assets – Class B	$1,596,662
Shares outstanding – Class B	136,666
Net asset value per share – Class B	$11.68
Net assets – Class C	$29,692,355
Shares outstanding – Class C	2,547,680
Net asset value per share – Class C	$11.65
Net assets – Administrator Class	$105,093,634
Shares outstanding – Administrator Class	9,026,988
Net asset value per share – Administrator Class	$11.64
Net assets – Institutional Class	$31,220,767
Shares outstanding – Institutional Class	2,675,504
Net asset value per share – Institutional Class	$11.67
Net assets – Investor Class	$172,516,491
Shares outstanding – Investor Class	14,796,384
Net asset value per share – Investor Class	$11.66

Investments in unaffiliated securities, at cost	$542,494,367

Investments in affiliated securities, at cost	$22,101,394

Total investments, at cost	$564,595,761

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2013	Wells Fargo Advantage Income Plus Fund	19

Investment income
Interest	$16,781,331
Income from affiliated securities	90,397
Securities lending income, net	10,219

Total investment income	16,881,947

Expenses
Advisory fee	2,338,973
Administration fees
Fund level	295,262
Class A	257,272
Class B	3,668
Class C	60,665
Administrator Class	151,847
Institutional Class	40,048
Investor Class	356,464
Shareholder servicing fees
Class A	401,987
Class B	5,731
Class C	94,789
Administrator Class	377,974
Investor Class	455,237
Distribution fees
Class B	17,192
Class C	284,367
Custody and accounting fees	41,833
Professional fees	57,213
Registration fees	82,776
Shareholder report expenses	93,308
Trustees’ fees and expenses	12,824
Other fees and expenses	24,197

Total expenses	5,453,627
Less: Fee waivers and/or expense reimbursements	(365,930)

Net expenses	5,087,697

Net investment income	11,794,250

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	7,601,618
Futures transactions	868,073

Net realized gains on investments	8,469,691

Net change in unrealized gains (losses) on:
Unaffiliated securities	(31,448,801)
Futures transactions	267,917

Net change in unrealized gains (losses) on investments	(31,180,884)

Net realized and unrealized gains (losses) on investments	(22,711,193)

Net decrease in net assets resulting from operations	$(10,916,943)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Income Plus Fund	Statement of changes in net assets

	Year ended August 31, 2013		Year ended August 31, 2012

Operations
Net investment income		$11,794,250		$17,457,743
Net realized gains on investments		8,469,691		21,476,834
Net change in unrealized gains (losses) on investments		(31,180,884)		10,875,516

Net increase (decrease) in net assets resulting from operations		(10,916,943)		49,810,093

Distributions to shareholders from
Net investment income
Class A		(3,255,786)		(4,119,145)
Class B		(28,488)		(52,742)
Class C		(477,921)		(589,610)
Administrator Class		(3,262,469)		(3,305,624)
Institutional Class		(1,185,125)		(4,375,532)
Investor Class		(3,772,466)		(4,538,380)
Net realized gains
Class A		(5,344,156)		(453,790)
Class B		(84,631)		(8,925)
Class C		(1,334,285)		(86,836)
Administrator Class		(5,253,361)		(312,299)
Institutional Class		(3,379,857)		(424,887)
Investor Class		(6,207,603)		(505,596)

Total distributions to shareholders		(33,586,148)		(18,773,366)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,194,258	26,576,272	3,547,347	43,400,540
Class B	19,713	244,010	49,297	603,960
Class C	557,473	6,833,980	1,295,282	15,830,029
Administrator Class	3,465,099	42,415,638	7,744,615	94,386,156
Institutional Class	564,097	6,695,195	1,549,545	19,140,527
Investor Class	1,665,351	20,364,228	2,520,899	30,913,413

		103,129,323		204,274,625

Reinvestment of distributions
Class A	626,860	7,655,699	292,253	3,578,472
Class B	8,527	104,611	4,115	50,351
Class C	115,670	1,414,974	38,731	474,042
Administrator Class	689,176	8,404,691	290,511	3,555,541
Institutional Class	129,399	1,584,715	358,521	4,386,911
Investor Class	746,653	9,115,740	369,161	4,516,064

		28,280,430		16,561,381

Payment for shares redeemed
Class A	(3,958,532)	(48,016,018)	(3,694,716)	(45,559,384)
Class B	(115,777)	(1,405,362)	(165,598)	(2,027,840)
Class C	(1,409,995)	(16,983,515)	(573,637)	(7,036,021)
Administrator Class	(8,041,038)	(96,613,493)	(2,615,613)	(31,939,635)
Institutional Class	(10,844,409)	(133,899,676)	(2,484,559)	(30,723,201)
Investor Class	(3,158,782)	(38,294,452)	(3,056,909)	(37,631,769)

		(335,212,516)		(154,917,850)

Net increase (decrease) in net assets resulting from capital share transactions		(203,802,763)		65,918,156

Total increase (decrease) in net assets		(248,305,854)		96,954,883

Net assets
Beginning of period		735,262,044		638,307,161

End of period		$486,956,190		$735,262,044

Undistributed (overdistributed) net investment income		$(28,021)		$474,817

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Plus Fund	21

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS A	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$12.57	$12.04	$12.00	$11.59	$10.82	$10.70
Net investment income	0.25	0.30	0.37 [2]	0.09 [2]	0.37 [2]	0.42 [2]
Net realized and unrealized gains (losses) on investments	(0.51)	0.55	0.18	0.44	0.88	0.15

Total from investment operations	(0.26)	0.85	0.55	0.53	1.25	0.57
Distributions to shareholders from
Net investment income	(0.25)	(0.29)	(0.42)	(0.12)	(0.48)	(0.45)
Net realized gains	(0.40)	(0.03)	(0.09)	0.00	0.00	0.00

Total distributions to shareholders	(0.65)	(0.32)	(0.51)	(0.12)	(0.48)	(0.45)
Net asset value, end of period	$11.66	$12.57	$12.04	$12.00	$11.59	$10.82
Total return[3]	(2.25)%	7.19%	4.76%	4.62%	11.74%	5.52%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.89%	0.88%	0.91%	1.03%	1.05%
Net expenses	0.87%	0.88%	0.88%	0.88%	0.90%	0.90%
Net investment income	2.00%	2.42%	3.17%	3.07%	3.29%	4.01%
Supplemental data
Portfolio turnover rate	256%	256%	215%	84%	187%	455%
Net assets, end of period (000s omitted)	$146,836	$172,577	$163,499	$261,227	$130,382	$94,938

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Income Plus Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS B	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$12.59	$12.05	$12.01	$11.61	$10.82	$10.70
Net investment income	0.15 [2]	0.21 [2]	0.29 [2]	0.07 [2]	0.29 [2]	0.35 [2]
Net realized and unrealized gains (losses) on investments	(0.51)	0.56	0.17	0.43	0.89	0.14

Total from investment operations	(0.36)	0.77	0.46	0.50	1.18	0.49
Distributions to shareholders from
Net investment income	(0.15)	(0.20)	(0.33)	(0.10)	(0.39)	(0.37)
Net realized gains	(0.40)	(0.03)	(0.09)	0.00	0.00	0.00

Total distributions to shareholders	(0.55)	(0.23)	(0.42)	(0.10)	(0.39)	(0.37)
Net asset value, end of period	$11.68	$12.59	$12.05	$12.01	$11.61	$10.82
Total return[3]	(3.00)%	6.45%	3.97%	4.31%	11.04%	4.69%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.63%	1.63%	1.65%	1.78%	1.80%
Net expenses	1.62%	1.62%	1.63%	1.62%	1.65%	1.65%
Net investment income	1.24%	1.71%	2.40%	2.33%	2.54%	3.30%
Supplemental data
Portfolio turnover rate	256%	256%	215%	84%	187%	455%
Net assets, end of period (000s omitted)	$1,597	$2,823	$4,054	$6,140	$1,839	$3,937

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Plus Fund	23

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS C	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$12.56	$12.03	$12.00	$11.59	$10.82	$10.69
Net investment income	0.15	0.21	0.29 [2]	0.07 [2]	0.29 [2]	0.35 [2]
Net realized and unrealized gains (losses) on investments	(0.51)	0.55	0.16	0.44	0.88	0.15

Total from investment operations	(0.36)	0.76	0.45	0.51	1.17	0.50
Distributions to shareholders from
Net investment income	(0.15)	(0.20)	(0.33)	(0.10)	(0.40)	(0.37)
Net realized gains	(0.40)	(0.03)	(0.09)	0.00	0.00	0.00

Total distributions to shareholders	(0.55)	(0.23)	(0.42)	(0.10)	(0.40)	(0.37)
Net asset value, end of period	$11.65	$12.56	$12.03	$12.00	$11.59	$10.82
Total return[3]	(3.00)%	6.40%	3.92%	4.42%	10.93%	4.85%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.64%	1.63%	1.66%	1.78%	1.80%
Net expenses	1.62%	1.63%	1.63%	1.63%	1.65%	1.65%
Net investment income	1.24%	1.65%	2.41%	2.32%	2.53%	3.32%
Supplemental data
Portfolio turnover rate	256%	256%	215%	84%	187%	455%
Net assets, end of period (000s omitted)	$29,692	$41,259	$30,364	$30,253	$14,533	$7,242

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Income Plus Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.55	$12.02	$12.00	$11.87
Net investment income	0.26 [2]	0.33	0.39 [2]	0.03 [2]
Net realized and unrealized gains (losses) on investments	(0.51)	0.54	0.16	0.14

Total from investment operations	(0.25)	0.87	0.55	0.17
Distributions to shareholders from
Net investment income	(0.26)	(0.31)	(0.44)	(0.04)
Net realized gains	(0.40)	(0.03)	(0.09)	0.00

Total distributions to shareholders	(0.66)	(0.34)	(0.53)	(0.04)
Net asset value, end of period	$11.64	$12.55	$12.02	$12.00
Total return[3]	(2.11)%	7.37%	4.82%	1.43%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.83%	0.82%	0.86%
Net expenses	0.72%	0.73%	0.75%	0.86%
Net investment income	2.14%	2.53%	3.29%	3.31%
Supplemental data
Portfolio turnover rate	256%	256%	215%	84%
Net assets, end of period (000s omitted)	$105,094	$162,067	$90,063	$10

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Plus Fund	25

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$12.57	$12.03	$12.00	$11.60	$10.82	$10.51
Net investment income	0.27 [3]	0.34	0.41 [3]	0.10 [3]	0.41 [3]	0.39 [3]
Net realized and unrealized gains (losses) on investments	(0.49)	0.56	0.17	0.43	0.88	0.36

Total from investment operations	(0.22)	0.90	0.58	0.53	1.29	0.75
Distributions to shareholders from
Net investment income	(0.28)	(0.33)	(0.46)	(0.13)	(0.51)	(0.44)
Net realized gains	(0.40)	(0.03)	(0.09)	0.00	0.00	0.00

Total distributions to shareholders	(0.68)	(0.36)	(0.55)	(0.13)	(0.51)	(0.44)
Net asset value, end of period	$11.67	$12.57	$12.03	$12.00	$11.60	$10.82
Total return[4]	(1.89)%	7.62%	5.04%	4.71%	12.06%	7.29%
Ratios to average net assets (annualized)
Gross expenses	0.56%	0.56%	0.55%	0.59%	0.68%	0.69%
Net expenses	0.56%	0.56%	0.55%	0.56%	0.61%	0.61%
Net investment income	2.26%	2.74%	3.53%	3.36%	3.58%	4.29%
Supplemental data
Portfolio turnover rate	256%	256%	215%	84%	187%	455%
Net assets, end of period (000s omitted)	$31,221	$161,191	$161,276	$147,102	$112,163	$97,574

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Income Plus Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
INVESTOR CLASS	2013	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$12.57	$12.03	$12.00	$11.60	$10.82	$10.51
Net investment income	0.24	0.30	0.37 [3]	0.09 [3]	0.37 [3]	0.36 [3]
Net realized and unrealized gains (losses) on investments	(0.51)	0.56	0.17	0.43	0.88	0.36

Total from investment operations	(0.27)	0.86	0.54	0.52	1.25	0.72
Distributions to shareholders from
Net investment income	(0.24)	(0.29)	(0.42)	(0.12)	(0.47)	(0.41)
Net realized gains	(0.40)	(0.03)	(0.09)	0.00	0.00	0.00

Total distributions to shareholders	(0.64)	(0.32)	(0.51)	(0.12)	(0.47)	(0.41)
Net asset value, end of period	$11.66	$12.57	$12.03	$12.00	$11.60	$10.82
Total return[4]	(2.26)%	7.25%	4.67%	4.52%	11.79%	6.99%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.91%	0.90%	0.97%	1.07%	1.08%
Net expenses	0.89%	0.90%	0.90%	0.92%	0.94%	0.94%
Net investment income	1.98%	2.40%	3.14%	3.00%	3.25%	3.94%
Supplemental data
Portfolio turnover rate	256%	256%	215%	84%	187%	455%
Net assets, end of period (000s omitted)	$172,516	$195,346	$189,051	$198,176	$188,551	$177,010

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Income Plus Fund	27

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Income Plus Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

28	Wells Fargo Advantage Income Plus Fund	Notes to financial statements

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Advantage Income Plus Fund	29

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid. At August 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(2,667,246)	$(314,833)	$2,982,079

As of August 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $33,383,427 with $1,522,495 expiring in 2015, $21,588,119 expiring in 2016, and $10,272,813 expiring in 2017.

As of August 31, 2013, the Fund had $3,018,429 of current year deferred post-October capital losses, which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

30	Wells Fargo Advantage Income Plus Fund	Notes to financial statements

As of August 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Agency securities	$0	$160,771,716	$0	$160,771,716
Asset-backed securities	0	6,021,845	0	6,021,845
Corporate bonds and notes	0	130,669,300	0	130,669,300
Municipal obligations	0	7,774,134	0	7,774,134
Non-agency mortgage backed securities	0	22,595,367	0	22,595,367
U.S. Treasury securities	182,621,547	0	0	182,621,547
Yankee corporate bonds and notes	0	33,029,366	0	33,029,366
Yankee government bonds	0	2,893,765	0	2,893,765
Short-term investments
Investment companies	22,101,394	0	0	22,101,394
U.S. Treasury securities	199,998	199,999	0	399,997
	$204,922,939	$363,955,492	$0	$568,878,431

As of August 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$(109,611)	$0	$0	$(109,611)

+	Futures contracts are presented at the unrealized losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended August 31, 2013, the advisory fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Notes to financial statements	Wells Fargo Advantage Income Plus Fund	31

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.87% for Class A shares, 1.62% for Class B shares, 1.62% for Class C shares, 0.72% for Administrator Class shares, 0.58% for Institutional Class shares, and 0.88% for Investor Class shares. Prior to January 1, 2013, the Fund’s expenses were capped at 0.90% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2013, Wells Fargo Funds Distributor, LLC received $10,448 from the sale of Class A shares and $362 and $294 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2013 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,455,899,035	$129,203,868	$1,542,060,897	$194,408,276

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2013, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2013, the Fund had long and short futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Contract Value at August 31, 2013	Unrealized gains (losses)
12-19-2013	135 Short	10-Year U.S. Treasury Notes	$16,777,969	$(54,045)
12-19-2013	48 Short	30-Year U.S. Treasury Bonds	6,331,500	(64,963)
12-31-2013	70 Long	2-Year U.S. Treasury Notes	15,382,500	7,610
12-31-2013	5 Long	5-Year U.S. Treasury Notes	598,398	1,787

The Fund had an average notional amount of $15,888,601 and $19,157,164 in long and short futures contracts, respectively, during the year ended August 31, 2013.

On August 31, 2013, the cumulative unrealized losses on futures contracts in the amount of $109,611 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2013, the Fund paid $813 in commitment fees.

For the year ended August 31, 2013, there were no borrowings by the Fund under the agreement.

32	Wells Fargo Advantage Income Plus Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 were as follows:

	Year ended August 31,
	2013	2012
Ordinary income	$22,087,560	$16,981,033
Long-term capital gain	11,498,588	1,792,333

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$3,497,285	$(3,018,429)	$(33,383,427)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

11. SUBSEQUENT DISTRIBUTIONS

On September 24, 2013, the Fund declared distributions from net investment income to shareholders of record on September 23, 2013. The per share amounts payable on September 25, 2013 were as follows:

Net investment income
Class A	$0.02339
Class B	0.01520
Class C	0.01594
Administrator Class	0.02495
Institutional Class	0.02640
Investor Class	0.02337

Notes to financial statements	Wells Fargo Advantage Income Plus Fund	33

On October 25, 2013, the Fund declared distributions from net investment income to shareholders of record on October 24, 2013. The per share amounts payable on October 28, 2013 were as follows:

Net investment income
Class A	$0.00732
Class B	0.00000
Class C	0.00000
Administrator Class	0.00889
Institutional Class	0.01029
Investor Class	0.00728

The final determination of the source of all distributions in the current year is subject to change and will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. These distributions are not reflected in the accompanying financial statements.

34	Wells Fargo Advantage Income Plus Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Income Plus Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from June 1, 2010 through August 31, 2010 and each of the years or periods in the two-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Income Plus Fund as of August 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 28, 2013

Other information (unaudited)	Wells Fargo Advantage Income Plus Fund	35

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $11,498,588 was designated as long-term capital gain distributions for the fiscal year ended August 31, 2013.

For the fiscal year ended August 31, 2013, $10,597,806 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2013, $7,117,393 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2013, 7.38% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo Advantage Income Plus Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Income Plus Fund	37

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

38	Wells Fargo Advantage Income Plus Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Advantage Income Plus Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Income Plus Fund	39

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the median performance of the Universe for all periods under review except the one-year period. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays U.S. Universal Bond Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the one-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups, except for the Investor Class. The Board viewed favorably the agreed-upon reductions in the contractual net operating expense ratio caps for the Investor Class, Class A, Class B, and Class C.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were higher than the median rates for the Fund’s expense Groups, except for the Institutional Class. The Board viewed favorably the agreed-upon reductions in the contractual net operating expense ratio caps for the Investor Class, Class A, Class B, and Class C.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

40	Wells Fargo Advantage Income Plus Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to funds management and the sub-adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Income Plus Fund	41

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

219222 10-13 A219/AR219 08-13

Wells Fargo Advantage

Short Duration Government Bond Fund

Annual Report

August 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $229 billion in assets under management, as of August 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Short Duration Government Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Short Duration Government Bond Fund for the 12-month period that ended August 31, 2013. Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields. Most investment-grade bond sectors correspondingly experienced price declines and rising yields during much of 2013. Below-investment-grade securities tended to perform better in 2013 after strong performance over the last four months of 2012. Higher-yield spreads cushioned some of the yield increases from the Treasury markets. The trend toward higher yields began in January 2013 but significantly deepened in May and June 2013. Investment-grade bond sectors declined in value during the 12-month period, with the most notable declines occurring in corporate bonds and better price protection occurring in structured products, such as commercial mortgage-backed securities and asset-backed securities. High-yield securities performed better over the full breadth of the period, generating positive returns despite significant price corrections in June 2013.

The period began with strengthening confidence in the credit markets.

The 12-month period began during a recovery from the May 2012 European credit crisis. By mid-June 2012, a rally in fixed-income securities had begun, and confidence increasingly returned to the credit markets. This carried into the opening months of the period, which began in September 2012. Lower-rated and longer-maturity segments of the fixed-income markets tended to perform well during this time. Most notably, the A rated and BBB rated1 segments of the investment-grade markets outperformed the highest-quality credit tiers and U.S. Treasuries. High-yield securities significantly outperformed the investment-grade credit tiers during this time. These trends largely continued into October 2012.

In November and December 2012, most investment-grade sectors began to throttle down. U.S. Treasuries and treasury inflation-protected securities rallied in November 2012 and outperformed the credit sectors due to a brief flare-up in risk aversion from the deepening recessionary conditions in the eurozone. However, in December 2012, U.S. Treasury yields began to reverse course, shifting higher on growing optimism for economic expansion and appreciating equity values. Most investment-grade credit tiers also saw yields move higher in tandem, resulting in a broad but modest decline in many investment-grade security prices. High-yield securities continued to perform positively during these months, benefiting from sustained investor appetite for higher yield and growing confidence in corporate earnings.

The return of economic optimism in 2013 led to declines in bond prices as yields rose higher.

In the opening months of 2013, U.S. Treasury yields began to once again rise higher on optimistic expectations for a strengthening U.S. economy. Consequently, fixed-income security yields shifted higher and prices declined across much of the U.S. investment-grade bond sectors. U.S. Treasury prices significantly declined in January 2013, most notably in the longer-maturity ranges, as investors began to reprice bond yields for potential interest-rate increases in upcoming years.

In February and March 2013, investment-grade fixed-income markets rebounded when equity market exuberance was reined in by some sobering signs of caution from mixed economic indicators. Investors again returned to the U.S. Treasury market, driving yields lower and bond prices higher. These appreciating trends

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to shareholders (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	3

strengthened during the volatile month of April 2013, when the market was rattled by geopolitical events, domestic terrorism in Boston, and uncertain global economic conditions. U.S. Treasury prices increased sharply, temporarily erasing all their price losses endured in January 2013 and, in fact, crossing over into positive gains.

For the core bond investment-grade markets, this recovery in bond prices only proved temporary. The month of May 2013 unleashed a massive rally in the U.S. equity markets; consequently, U.S. Treasury prices declined again, while investment-grade corporate bonds and structured products correspondingly also declined in price. These market moves resulted in the largest monthly losses across the investment-grade bond markets in nearly five years.

The depreciating trends for bonds deepened in mid-June 2013 based on comments from Federal Reserve (Fed) Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. For the last two weeks of June 2013, that debate appeared to play out daily, as volatility buffeted both the equity and bond markets, finally ending yet another sustained rally in equities and a modest retreat in bond prices. Both investment-grade bonds and high-yield bonds posted their worst monthly returns of the year in June 2013—investment-grade securities had their largest quarterly decline in nine years during the second quarter.

In July and August 2013, equity exuberance quieted a bit, and fixed-income markets stabilized. Returns were mixed, with slightly negative returns in the highest-quality securities to modestly positive in the lower credit tiers. On the whole, the declines in bond prices during May, June, and August 2013 culminated in negative returns across the investment-grade markets during the period. High-yield markets better preserved their strong positive gains from the final months of 2012 and generated positive returns for the full the 12-month period. Thus, the theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

4	Wells Fargo Advantage Short Duration Government Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks to provide current income consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Troy Ludgood

Thomas O’Connor, CFA

Average annual total returns1 (%) as of August 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (MSDAX)	3-11-1996	(2.62)	2.48	2.85	(0.63)	2.89	3.06	0.82	0.79
Class B (MSDBX)*	5-31-2002	(4.37)	2.28	2.75	(1.37)	2.28	2.75	1.57	1.54
Class C (MSDCX)	5-31-2002	(2.37)	2.14	2.30	(1.37)	2.14	2.30	1.57	1.54
Class R6 (MSDRX)	11-30-2012	–	–	–	0.06	3.38	3.50	0.44	0.38
Administrator Class (MNSGX)	12-18-1992	–	–	–	(0.34)	3.15	3.32	0.76	0.61
Institutional Class (WSGIX)	4-8-2005	–	–	–	(0.26)	3.32	3.46	0.49	0.43
Barclays 1-3 Year U.S. Government Bond Index[4]	–	–	–	–	0.16	1.91	2.76	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class B shares, the maximum contingent deferred sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	5

Growth of $10,000 investment[5] as of August 31, 2013

1.	Historical performance shown for Class R6 shares prior to its inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through December 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.78% for Class A, 1.53% for Class B, 1.53% for Class C, 0.37% for Class R6, 0.60% for Administrator Class, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays 1-3 Year U.S. Government Bond Index is composed of all publicly issued, nonconvertible domestic debt of the U.S. government and its agencies. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays 1-3 Year U.S. Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Short Duration Government Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays 1-3 Year U.S. Government Bond Index, for the 12-month period that ended August 31, 2013.

■	The Fund’s overweight in the five-year range of the yield curve with an underweight in the two-year range detracted from performance as longer maturities declined in price more than shorter maturities.

■	Specific security selection in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) helped performance during the quarter.

Fixed-income market conditions shifted to anticipations of monetary policy tapering.

Over the past 12 months, we have seen a gradual shift in the market’s focus from downside risks and highly accommodative policy toward the return of growth momentum and implications for the eventual withdrawal of accommodative policy. In the second half of 2012, we saw significant swings in sentiment, with the positive technicals of accommodative monetary policy, global demand for fixed-income securities with yield spread over Treasuries, and support of attractive risk-asset valuations partially mitigated by concerns around U.S. fiscal cliff negotiations and continued economic deterioration in Europe.

In early 2013, a strong start to the year spurred by a last-minute fiscal cliff deal quickly lost momentum following a round of poor economic data out of Europe, investor concerns over the Cyprus bailout, and inconclusive results in Italy’s elections. As we moved into the second quarter of 2013, positive housing data, employment, and manufacturing indicators out of the U.S. drove an improvement in investor sentiment. As we moved toward mid-year, markets experienced a series of significant swings in risk sentiment as an improving economic growth picture in the U.S. collided with a more hawkish than expected stance from the Federal Reserve (Fed). Suggestions by the Fed that it may taper quantitative easing this year triggered a large sell-off in treasuries and spread products. In July and August 2013, we saw sentiment begin to improve as market participants digested the impact of potential tapering in the context of already higher rates.

Ten largest long-term holdings[6] (%) as of August 31, 2013
U.S. Treasury Note, 0.25%, 7-31-2015	10.16
U.S. Treasury Note, 0.25%, 2-28-2014	8.47
U.S. Treasury Note, 1.75%, 3-31-2014	6.07
U.S. Treasury Note, 0.50%, 11-15-2013	5.95
FNMA, 5.50%, 12-1-2041	4.99
U.S. Treasury Note, 0.38%, 8-31-2015	4.77
FNMA, 5.50%, 8-1-2040	2.98
FNMA Series 2011-53 Class TN, 4.00%, 6-25-2041	1.91
FNMA, 6.00%, 8-1-2037	1.84
U.S. Treasury Note, 0.40%, 3-15-2016	1.35

Specific fixed-income securities added relative value while longer maturities detracted.

Specific security selections in structured product sectors (ABS and CMBS) benefited the Fund’s performance during the period. We held overweights to the Fund’s benchmark in mortgage-backed securities (MBS), ABS, and CMBS while maintaining underweights to both agency debt and U.S. Treasuries. Relative-value trading in the MBS, CMBS, and ABS sectors was a significant contributor to performance.

Within agency mortgages, our security selection in MBS pools, hybrid adjustable-rate mortgages, and collateralized mortgage obligations (CMOs) added to performance. Over the course of the year, we increased our position in agency-specified pools and CMOs as volatility in prepayment speeds provided relative-value trading opportunities. We reduced our position in agency hybrid adjustable-rate mortgages as spreads in that sector tightened and prices strengthened. The fundamental analysis/bottom-up security selection in these sectors drove the positive returns, but some gains were eroded by longer-maturity exposure farther out the yield curve.

Within the CMBS sector, we rotated out of higher-priced 2004/2005 vintage CMBS bonds into short- duration CMBS issued after the 2008 financial crisis that have less prepayment risk. Within the ABS market, we performed a number of relative-value trades between credit card and auto ABS, taking advantage of new-issue opportunities. We also maintained an overweight to student loan ABS while increasing our overweight to new-issue Sallie Mae private credit student loans.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	7

We maintained an overweight to five-year maturities and an underweight to two-year maturities versus the benchmark. Our allocations to longer-maturity securities detracted from relative performance as longer maturities experienced greater price declines with significant increases in their yields.

Portfolio allocation[7] as of August 31, 2013

Rising rates may be approaching a better balance with investors’ yield targets.

Recent data at the end of the period suggested that growth momentum in the U.S. is improving. Strength in U.S. manufacturing, the auto sector, and private-sector investment have helped reduce the unemployment figure to 7.3%. Growth in the U.S. could potentially strengthen heading into 2014 on the combination of improved private-sector momentum and abatement of public-sector fiscal headwinds.

U.S. fixed-income markets also appear better balanced, with two-way trading flows reemerging as rising rates meet yield targets for many investors and signs that arbitrage traders are entering the market to correct some of the mispricings that arose over the past few months of interest-rate volatility.

At the end of the period, we remained overweight to the MBS, ABS, and CMBS sectors versus an underweight to the agency and Treasury sectors. The recent move to higher rates and a more discriminating liquidity environment going forward could lead to greater security level differentiation, making the specific security compositions of portfolios more important. We intend to continue executing on our nimble, bottom-up investment process that is focused on security selection combined with relative-value trading and comprehensive risk controls.

Please see footnotes on page 5.

8	Wells Fargo Advantage Short Duration Government Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2013	Ending account value 8-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$991.10	$3.91	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%
Class B
Actual	$1,000.00	$987.39	$7.66	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78	1.53%
Class C
Actual	$1,000.00	$987.40	$7.66	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78	1.53%
Class R6
Actual	$1,000.00	$993.21	$1.86	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.89	0.37%
Administrator Class
Actual	$1,000.00	$992.03	$3.01	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$991.95	$2.11	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$2.14	0.42%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Short Duration Government Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 40.47%
FHLMC ±	2.01%	9-1-2042	$6,407,572	$6,495,392
FHLMC ±	2.58	11-1-2042	5,271,211	5,328,279
FHLMC ±	2.72	7-1-2042	12,457,642	12,412,331
FHLMC ±	2.91	7-1-2042	4,337,082	4,440,829
FHLMC ±	3.03	5-1-2042	2,804,328	2,887,454
FHLMC ±	3.56	8-1-2041	1,624,302	1,709,247
FHLMC ±	3.63	10-1-2041	7,250,789	7,582,784
FHLMC	5.50	12-15-2039	16,179,215	18,153,727
FHLMC	5.50	7-1-2041	1,930,837	2,228,847
FHLMC ±	5.86	7-1-2038	9,239,960	9,881,354
FHLMC	6.00	5-15-2039	5,791,827	6,364,094
FHLMC ±	6.07	6-1-2037	1,859,936	1,983,230
FHLMC	6.50	11-1-2037	1,186,306	1,327,256
FHLMC	6.50	12-1-2038	2,472,880	2,709,826
FHLMC	7.00	3-25-2044	2,368,675	2,774,964
FHLMC Series 3035 Class PA	5.50	9-15-2035	2,676,916	2,937,561
FHLMC Series 3704 Class CT	7.00	12-15-2036	3,261,449	3,885,534
FHLMC Series 3980 Class EP	5.00	1-15-2042	3,370,830	3,671,410
FHLMC Series T-11 Class A8	6.50	1-25-2028	2,157,655	2,429,474
FHLMC Series T-57 Class 1A3	7.50	7-25-2043	465,454	535,808
FHLMC Series T-59 Class 1A3	7.50	10-25-2043	197,143	236,363
FHLMC Series T-60 Class 1A3	7.50	3-25-2044	73,804	88,045
FHLMC Structured Pass-Through Securities Series T-41 Class 3A ±	6.71	7-25-2032	145,715	168,117
FHLMC Structured Pass-Through Securities Series T-51 Class 2A ±	7.50	8-25-2042	2,131,289	2,517,715
FHLMC Structured Pass-Through Securities Series T-55 Class 1A2	7.00	3-25-2043	682,761	763,550
FNMA ±	2.25	1-1-2043	4,302,224	4,304,323
FNMA ±	2.79	8-1-2042	483,144	492,053
FNMA ±	2.93	3-1-2042	890,729	915,021
FNMA ±	3.04	10-1-2041	1,322,539	1,378,005
FNMA ±	3.22	3-1-2042	9,198,911	9,509,341
FNMA ±	3.32	11-1-2041	6,840,950	7,091,268
FNMA ±	3.32	7-1-2041	3,727,804	3,897,560
FNMA ±	3.55	7-1-2041	4,485,781	4,707,559
FNMA ±	3.66	7-1-2041	2,507,635	2,638,860
FNMA	5.00	10-1-2035	4,281,427	4,709,701
FNMA	5.00	2-1-2038	2,207,710	2,419,873
FNMA	5.00	3-1-2039	3,354,781	3,681,312
FNMA	5.00	2-1-2040	12,204,834	13,192,538
FNMA	5.00	2-1-2040	6,050,439	6,642,259
FNMA %%	5.00	10-1-2041	11,000,000	11,797,501
FNMA	5.00	3-1-2042	7,165,502	7,853,364
FNMA	5.50	11-1-2033	15,199,484	17,125,073
FNMA	5.50	2-1-2038	6,490,862	7,159,395
FNMA	5.50	4-1-2038	4,658,279	5,086,557
FNMA	5.50	8-1-2040	39,937,078	44,055,055
FNMA	5.50	8-1-2040	1,817,609	2,020,363
FNMA	5.50	4-1-2041	1,342,465	1,496,816
FNMA	5.50	4-1-2041	786,517	857,565
FNMA	5.50	8-1-2041	4,707,948	5,383,198
FNMA	5.50	12-1-2041	66,930,231	73,825,464

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Short Duration Government Bond Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	6.00%	3-25-2035	$1,821,000	$1,970,005
FNMA	6.00	4-1-2035	2,244,145	2,484,523
FNMA	6.00	7-1-2036	9,542,624	10,865,495
FNMA	6.00	8-1-2037	24,565,928	27,195,060
FNMA	6.00	10-1-2038	9,376,089	10,381,092
FNMA	6.00	6-1-2041	10,098,136	11,254,998
FNMA	6.50	8-1-2037	13,471,358	14,930,276
FNMA	6.50	6-1-2038	7,052,005	8,127,003
FNMA	6.50	8-1-2039	8,697,321	9,621,788
FNMA	6.50	2-1-2041	3,044,877	3,392,911
FNMA	7.00	4-1-2035	2,323,757	2,589,379
FNMA	7.50	7-1-2032	337,437	385,448
FNMA Grantor Trust Series 2000-T6 Class A1	7.50	6-25-2030	750,242	880,129
FNMA Grantor Trust Series 2001-T1 Class A1	7.50	10-25-2040	3,652,675	4,282,247
FNMA Grantor Trust Series 2001-T16 Class A2	7.00	7-25-2042	311,355	357,748
FNMA Grantor Trust Series 2001-T3 Class A1	7.50	11-25-2040	817,392	953,123
FNMA Series 1999-T2 Class A1 ±	7.50	1-19-2039	489,699	550,600
FNMA Series 2001-T08 Class A1	7.50	7-25-2041	912,170	1,064,529
FNMA Series 2001-T4 Class A1	7.50	7-25-2041	108,334	129,578
FNMA Series 2001-W03 Class A ±	7.00	9-25-2041	838,020	949,364
FNMA Series 2002-14 Class A2	7.00	1-25-2042	777,218	884,896
FNMA Series 2002-14 Class A2	7.50	1-25-2042	1,683,266	1,984,044
FNMA Series 2002-26 Cass A2	7.50	1-25-2048	1,891,890	2,222,433
FNMA Series 2002-26 Class A1	7.00	1-25-2048	1,022,144	1,170,487
FNMA Series 2002-33 Class A2	7.50	6-25-2032	248,367	292,525
FNMA Series 2002-80 Class A1	6.50	11-25-2042	1,613,667	1,788,619
FNMA Series 2002-90 Class A1	6.50	6-25-2042	30,300	35,098
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	4,039,039	4,849,876
FNMA Series 2002-W1 Class 2A ±	6.73	2-25-2042	647,801	760,246
FNMA Series 2002-W6 Class 2A1 ±	6.53	6-25-2042	13,701	15,270
FNMA Series 2003-W1 Class 2A ±	6.80	12-25-2042	334,121	396,388
FNMA Series 2003-W12 Class 1A8	4.55	6-25-2043	4,655,749	4,988,039
FNMA Series 2003-W2 Class 1A1	6.50	7-25-2042	20,532	23,337
FNMA Series 2003-W4 Class 4A ±	7.14	10-25-2042	900,590	1,036,165
FNMA Series 2004-W02 Class 5A	7.50	3-25-2044	175,749	205,477
FNMA Series 2004-W8 Class 3A	7.50	6-25-2044	1,531,280	1,790,130
FNMA Series 2004-W9 Class 1A3	6.05	2-25-2044	5,121,088	5,827,972
FNMA Series 2004-W9 Class 2A3	7.50	2-25-2044	910,380	1,112,406
FNMA Series 2005-W3 Class 1A	7.50	3-25-2045	285,825	332,301
FNMA Series 2009-14 Class A	7.00	6-25-2035	2,166,496	2,523,051
FNMA Series 2010-111 Class WA ±	6.05	10-25-2040	1,203,797	1,385,591
FNMA Series 2010-71 Class HJ	5.50	7-25-2040	1,382,536	1,554,961
FNMA Series 2011-15 Class AT	4.00	3-25-2041	18,055,622	18,947,064
FNMA Series 2011-53 Class TN	4.00	6-25-2041	26,880,249	28,192,247
FNMA Series 2011-58 Class AT	4.00	7-25-2041	14,792,717	15,350,032
FNMA Series 2011-74 Class WD	4.00	4-25-2040	7,242,831	7,464,368
FNMA Series 2011-M2 Class A1	2.02	7-25-2021	4,119,384	4,202,229
FNMA Series 2012-28 Class PT	4.00	3-25-2042	1,671,083	1,741,808
FNMA Whole Loan Series 2002-W8 Class A3	7.50	6-25-2042	139,966	164,053
FNMA Whole Loan Series 2004-W11 Class 1A2	6.50	5-25-2044	5,708,014	6,546,778

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Short Duration Government Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Whole Loan Series 2004-W14 Class 2A	7.50%	7-25-2044	$171,946	$191,161
FNMA Whole Loan Series 2005-W1 Class 1A4	7.50	10-25-2044	452,113	540,883
GNMA	5.50	3-15-2033	1,915,914	2,150,843
GNMA	6.00	9-15-2035	12,707,578	14,281,966
GNMA Series 2002-47 Class PY	6.00	7-20-2032	3,332,675	3,740,211
GNMA Series 2009-42 Class CT	6.00	8-16-2035	1,736,834	1,993,021

Total Agency Securities (Cost $606,806,151)				598,804,487

Asset-Backed Securities: 10.80%
American Express Credit Account Master Trust Series 2012-4 Class A ±	0.42	5-15-2020	17,302,000	17,254,298
American Express Issuance Trust II Series 2013-1 Class A ±	0.46	2-15-2019	8,456,000	8,448,297
AmeriCredit Automobile Receivables Trust Series 2013-3 Class A2	0.68	10-11-2016	6,820,000	6,817,988
Capital Auto Receivables Asset Trust Series 2013-1 Class A3	0.79	6-20-2017	5,028,000	4,991,421
Capital Auto Receivables Asset Trust Series 2013-3 Class A2	1.04	11-21-2016	8,512,000	8,512,358
Capital One Multi-Asset Execution Trust Series 2007-A1 Class A1 ±	0.23	11-15-2019	6,386,000	6,322,996
Developers Diversified Realty Corporation Trust Series 2009-DDR1 Class A 144A	3.81	10-14-2022	8,474,146	8,690,702
Discover Card Master Trust I Series 2013-A1 Class A1 ±	0.48	8-17-2020	2,815,000	2,809,460
Greenwich Capital Commercial Funding Corporation Series 2005-GGS Class A4 ±	5.24	4-10-2037	6,356,202	6,359,291
Hertz Vehicle Financing LLC 2013-1A Class A1 144A	1.12	8-25-2017	11,592,000	11,446,115
Nelnet Student Loan Trust Series 2006-2 Class A4 ±	0.35	10-26-2026	5,903,144	5,880,990
Nelnet Student Loan Trust Series 2007-1 Class A1 ±	0.27	11-27-2018	1,230,249	1,226,294
Santander Drive Auto Receivables Trust Series 2012-5 Class A2	0.57	12-15-2015	3,866,062	3,865,289
Santander Drive Auto Receivables Trust Series 2012-5 Class A3	0.83	12-15-2016	2,745,000	2,742,933
SLM Student Loan Trust Series 2002-6 Class A4 ±	0.38	3-15-2019	1,584,581	1,583,439
SLM Student Loan Trust Series 2004-8A Class A5 ±144A	0.77	4-25-2024	7,429,898	7,418,931
SLM Student Loan Trust Series 2005-6 Class A5 ±	1.47	7-27-2026	2,064,846	2,097,223
SLM Student Loan Trust Series 2007-2 Class A2 ±	0.66	5-15-2028	4,558,979	4,516,799
SLM Student Loan Trust Series 2007-7 Class A3 ±	0.51	4-25-2017	3,465,000	3,441,074
SLM Student Loan Trust Series 2010-1 Class A ±	0.58	3-25-2025	5,985,762	5,966,086
SLM Student Loan Trust Series 2011-B Class A4 ±144A	1.03	12-16-2024	3,528,582	3,516,687
SLM Student Loan Trust Series 2011-C Class A1 ±144A	1.58	12-15-2023	1,916,203	1,929,724
SLM Student Loan Trust Series 2012-C Class A1 ±144A	1.28	8-15-2023	5,932,155	5,958,096
SLM Student Loan Trust Series 2012-E Class A1 ±144A	0.93	10-16-2023	4,239,504	4,233,513
SLM Student Loan Trust Series 2012-E Class A2 ±144A	1.93	6-15-2045	3,636,000	3,695,114
SLM Student Loan Trust Series 2013-1 Class A2 ±	0.43	9-25-2019	3,171,000	3,153,642
SLM Student Loan Trust Series 2013-3 Class A2 ±	0.53	5-26-2020	8,011,000	7,978,147
SLM Student Loan Trust Series 2013-B Class A1 ±144A	0.83	7-15-2022	3,981,946	3,964,353
SLM Student Loan Trust Series 2013-B Class A2A 144A	1.85	6-17-2030	5,257,000	5,009,506

Total Asset-Backed Securities (Cost $160,881,102)				159,830,766

Non-Agency Mortgage Backed Securities: 5.26%
Bank of America Commercial Mortgage Trust Series 2004-6 Class A3	4.51	12-10-2042	77,024	77,261
CFCRE Commercial Mortgage Trust Series 2011-C1 Class A1 144A	1.87	4-15-2044	3,572,494	3,611,749
CFCRE Commercial Mortgage Trust Series 2011-C2 Class A1	1.56	12-15-2047	2,521,894	2,535,543
Citigroup Commercial Mortgage Trust Series 2005-C3 Class A4	4.86	5-15-2043	2,819,000	2,945,624
Commercial Mortgage Trust Series 2013-CR10 Class A1	1.28	8-10-2046	6,089,000	6,065,089
Commercial Mortgage Trust Series 2013-CR8 Class A1	1.02	6-10-2046	8,302,907	8,215,444
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C1 Class A4 ±	5.01	2-15-2038	3,423,390	3,546,419
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C6 Class A4 ±	4.94	12-15-2040	4,238,366	4,499,102

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Short Duration Government Bond Fund	Portfolio of investments—August 31, 2013

Security name		Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
DBUBS Mortgage Trust Series 2011 Class C2 144A		3.53%	7-10-2044	$1,229,854	$1,291,601
DBUBS Mortgage Trust Series 2011-LC3A Class A1		2.24	8-10-2044	2,507,258	2,535,209
GS Mortgage Securities Corporation II Series 2010-C2 Class A1 144A		3.85	12-10-2043	7,676,557	8,101,324
JPMBB Commercial Mortgage Securities Trust Series 2013-C12 Class A1		1.08	7-15-2045	7,797,171	7,716,488
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-CNTR Class A1 144A		3.30	8-5-2032	1,976,572	2,055,141
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2011-C3 Class A1 144A		1.87	2-15-2046	1,394,290	1,402,603
Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C6 Class A6 ±		5.02	8-15-2029	4,578,000	4,668,786
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C7 Class A3 ±		5.62	11-15-2030	3,106,000	3,244,534
Merrill Lynch Mortgage Trust Series 2005-CIP1 Class A3A ±		4.95	7-12-2038	1,968,000	2,026,751
Morgan Stanley Capital I Trust Series 2011-C2 Class A1 144A		1.48	6-15-2044	4,715,254	4,751,986
Motel 6 Trust Series 2012-MTL6 Class A2 144A		1.95	10-5-2025	8,786,000	8,571,648

Total Non-Agency Mortgage Backed Securities (Cost $79,449,620)					77,862,302

U.S. Treasury Securities: 39.74%
U.S. Treasury Note		0.13	12-31-2014	11,446,000	11,430,800
U.S. Treasury Note		0.25	2-28-2014	125,160,000	125,272,394
U.S. Treasury Note		0.25	7-31-2015	150,679,000	150,284,673
U.S. Treasury Note		0.38	6-30-2015	12,106,000	12,106,944
U.S. Treasury Note %%		0.38	8-31-2015	70,579,000	70,540,393
U.S. Treasury Note		0.38	1-15-2016	8,782,000	8,747,013
U.S. Treasury Note		0.38	3-15-2016	20,139,000	20,024,147
U.S. Treasury Note		0.50	11-15-2013	87,945,000	88,020,545
U.S. Treasury Note		0.63	8-15-2016	11,899,000	11,846,942
U.S. Treasury Note		1.75	3-31-2014	88,916,000	89,756,523

Total U.S. Treasury Securities (Cost $589,332,547)					588,030,374

		Yield		Shares
Short-Term Investments: 7.14%

Investment Companies: 4.32%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)##		0.01%		63,992,040	63,992,040

			Maturity date	Principal

U.S. Treasury Securities: 2.82%
U.S. Treasury Bill (z)##		0.02	9-19-2013	$41,740,000	41,739,666

Total Short-Term Investments (Cost $105,731,268)					105,731,706

Total investments in securities (Cost $1,542,200,688) *	103.41%				1,530,259,635

		Interest rate

TBA Sale Commitments
FNMA %%	(0.40)	5.50%	9-1-2041	(5,500,000)	(5,972,656)

Total TBA Sale Commitments (Proceeds $(5,925,625))					(5,972,656)

Other assets and liabilities, net	(3.01)				(44,505,159)

Total net assets	100.00%				$1,479,781,820

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Short Duration Government Bond Fund	13

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	Security issued on a when-issued basis.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $1,544,171,845 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$3,249,921
Gross unrealized depreciation	(17,162,131)

Net unrealized depreciation	$(13,912,210)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Short Duration Government Bond Fund	Statement of assets and liabilities—August 31, 2013

Assets
Investments
In unaffiliated securities, at value (see cost below)	$1,466,267,595
In affiliated securities, at value (see cost below)	63,992,040

Total investments, at value (see cost below)	1,530,259,635
Receivable for investments sold	145,911,529
Principal paydown receivable	1,120,198
Receivable for Fund shares sold	5,464,748
Receivable for interest	4,053,444
Prepaid expenses and other assets	81,616

Total assets	1,686,891,170

Liabilities
Dividends payable	341,348
Payable for investments purchased	196,566,671
Payable for Fund shares redeemed	3,406,272
Payable for interest on TBA sale commitments	68,063
TBA sale commitments, at value (see proceeds received below)	5,972,656
Advisory fee payable	342,695
Distribution fees payable	44,251
Due to other related parties	193,101
Accrued expenses and other liabilities	174,293

Total liabilities	207,109,350

Total net assets	$1,479,781,820

NET ASSETS CONSIST OF
Paid-in capital	$1,515,762,516
Undistributed net investment income	606,566
Accumulated net realized losses on investments	(24,599,178)
Net unrealized losses on investments	(11,988,084)

Total net assets	$1,479,781,820

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$126,315,683
Shares outstanding – Class A	12,520,047
Net asset value per share – Class A	$10.09
Maximum offering price per share – Class A2	$10.30
Net assets – Class B	$855,937
Shares outstanding – Class B	84,779
Net asset value per share – Class B	$10.10
Net assets – Class C	$63,125,994
Shares outstanding – Class C	6,246,557
Net asset value per share – Class C	$10.11
Net assets – Class R6	$2,982,646
Share outstanding – Class R6	294,555
Net asset value per share – Class R6	$10.13
Net assets – Administrator Class	$234,808,123
Shares outstanding – Administrator Class	23,236,252
Net asset value per share – Administrator Class	$10.11
Net assets – Institutional Class	$1,051,693,437
Shares outstanding – Institutional Class	104,088,416
Net asset value per share – Institutional Class	$10.10
Investments in unaffiliated securities, at cost	$1,478,208,648

Investments in affiliated securities, at cost	$63,992,040

Total investments, at cost	$1,542,200,688

Proceeds received on TBA sale commitments	$5,925,625

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2013	Wells Fargo Advantage Short Duration Government Bond Fund	15

Investment income
Interest	$20,220,730
Securities lending income, net	8,253
Income from affiliated securities	5,605

Total investment income	20,234,588

Expenses
Advisory fee	5,372,821
Administration fees
Fund level	787,604
Class A	241,843
Class B	1,668
Class C	116,816
Class R6	30 [1]
Administrator Class	277,652
Institutional Class	857,800
Shareholder servicing fees
Class A	377,879
Class B	2,606
Class C	182,525
Administrator Class	692,158
Distribution fees
Class B	7,816
Class C	547,574
Custody and accounting fees	86,359
Professional fees	38,551
Registration fees	89,660
Shareholder report expenses	108,297
Trustees’ fees and expenses	10,643
Other fees and expenses	31,902

Total expenses	9,832,204
Less: Fee waivers and/or expense reimbursements	(1,321,043)

Net expenses	8,511,161

Net investment income	11,723,427

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	3,557,750

Net change in unrealized gains (losses) on:
Unaffiliated securities	(20,466,622)
TBA sale commitments	(47,031)

Net change in unrealized gains (losses) on investments	(20,513,653)

Net realized and unrealized gains (losses) on investments	(16,955,903)

Net decrease in net assets resulting from operations	$(5,232,476)

1.	For the period from November 30, 2012 (commencement of class operations) to August 31, 2013

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Short Duration Government Bond Fund	Statement of changes in net assets

	Year ended August 31, 2013		Year ended August 31, 2012

Operations
Net investment income		$11,723,427		$19,536,092
Net realized gains on investments		3,557,750		12,318,715
Net change in unrealized gains (losses) on investments		(20,513,653)		1,431,339

Net increase (decrease) in net assets resulting from operations		(5,232,476)		33,286,146

Distributions to shareholders from
Net investment income
Class A		(2,893,432)		(3,442,661)
Class B		(12,194)		(16,505)
Class C		(849,500)		(906,153)
Class R6		(2,174)[1]		N/A
Administrator Class		(5,836,366)		(5,851,890)
Institutional Class		(24,450,585)		(24,436,244)

Total distributions to shareholders		(34,044,251)		(34,653,453)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	5,827,532	59,920,732	7,155,777	73,984,340
Class B	39,572	406,801	25,606	264,932
Class C	1,407,819	14,495,026	2,673,683	27,692,995
Class R6	297,805 [1]	3,017,844 [1]	N/A	N/A
Administrator Class	12,119,160	124,915,405	15,298,644	158,413,898
Institutional Class	57,274,381	589,598,252	76,921,309	796,991,960

		792,354,060		1,057,348,125

Reinvestment of distributions
Class A	262,636	2,692,834	275,532	2,849,487
Class B	1,070	10,987	1,432	14,819
Class C	76,201	782,704	74,950	776,467
Class R6	213 [1]	2,174 [1]	N/A	N/A
Administrator Class	447,427	4,598,087	448,917	4,649,987
Institutional Class	2,105,516	21,621,155	2,166,179	22,430,879

		29,707,941		30,721,639

Payment for shares redeemed
Class A	(9,733,675)	(99,903,018)	(6,979,415)	(72,160,083)
Class B	(63,520)	(651,395)	(68,256)	(706,388)
Class C	(2,799,797)	(28,742,133)	(1,845,440)	(19,111,100)
Class R6	(3,463)[1]	(35,115)[1]	N/A	N/A
Administrator Class	(16,889,747)	(173,638,405)	(12,035,863)	(124,642,274)
Institutional Class	(66,951,756)	(689,561,038)	(50,559,962)	(523,424,811)

		(992,531,104)		(740,044,656)

Net increase (decrease) in net assets resulting from capital share transactions		(170,469,103)		348,025,108

Total increase (decrease) in net assets		(209,745,830)		346,657,801

Net assets
Beginning of period		1,689,527,650		1,342,869,849

End of period		$1,479,781,820		$1,689,527,650

Undistributed net investment income		$606,566		$567,039

1.	For the period from November 30, 2012 (commencement of class operations) to August 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short Duration Government Bond Fund	17

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS A	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$10.35	$10.36	$10.47	$10.41	$10.30	$10.01
Net investment income	0.08 [2]	0.10	0.16	0.05	0.19 [2]	0.37
Net realized and unrealized gains (losses) on investments	(0.14)	0.09	0.07	0.08	0.20	0.32

Total from investment operations	(0.06)	0.19	0.23	0.13	0.39	0.69
Distributions to shareholders from
Net investment income	(0.20)	(0.20)	(0.25)	(0.07)	(0.28)	(0.40)
Net realized gains	0.00	0.00	(0.09)	0.00	0.00	0.00

Total distributions to shareholders	(0.20)	(0.20)	(0.34)	(0.07)	(0.28)	(0.40)
Net asset value, end of period	$10.09	$10.35	$10.36	$10.47	$10.41	$10.30
Total return[3]	(0.63)%	1.86%	2.17%	1.23%	3.85%	7.05%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.86%	0.87%	0.86%	0.88%	0.94%
Net expenses	0.79%	0.83%	0.83%	0.84%	0.85%	0.85%
Net investment income	0.80%	0.98%	1.60%	1.85%	1.86%	3.61%
Supplemental data
Portfolio turnover rate	324%	399%	485%	135%	501%	277%
Net assets, end of period (000s omitted)	$126,316	$167,266	$162,719	$181,951	$162,737	$105,430

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.
2.	Calculated based upon average shares outstanding
3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS B	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$10.36	$10.36	$10.48	$10.42	$10.31	$10.01
Net investment income	0.01 [2]	0.03 [2]	0.09	0.03	0.14 [2]	0.30
Net realized and unrealized gains (losses) on investments	(0.15)	0.10	0.05	0.08	0.18	0.32

Total from investment operations	(0.14)	0.13	0.14	0.11	0.32	0.62
Distributions to shareholders from
Net investment income	(0.12)	(0.13)	(0.17)	(0.05)	(0.21)	(0.32)
Net realized gains	0.00	0.00	(0.09)	0.00	0.00	0.00

Total distributions to shareholders	(0.12)	(0.13)	(0.26)	(0.05)	(0.21)	(0.32)
Net asset value, end of period	$10.10	$10.36	$10.36	$10.48	$10.42	$10.31
Total return[3]	(1.37)%	1.22%	1.32%	1.04%	3.08%	6.36%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.60%	1.62%	1.62%	1.66%	1.69%
Net expenses	1.54%	1.57%	1.58%	1.59%	1.60%	1.60%
Net investment income	0.06%	0.25%	0.85%	1.07%	1.30%	2.90%
Supplemental data
Portfolio turnover rate	324%	399%	485%	135%	501%	277%
Net assets, end of period (000s omitted)	$856	$1,115	$1,543	$1,548	$1,760	$4,779

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short Duration Government Bond Fund	19

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS C	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$10.37	$10.37	$10.48	$10.43	$10.32	$10.02
Net investment income	0.01 [2]	0.03	0.08	0.03	0.11 [2]	0.34
Net realized and unrealized gains (losses) on investments	(0.15)	0.09	0.07	0.07	0.20	0.28

Total from investment operations	(0.14)	0.12	0.15	0.10	0.31	0.62
Distributions to shareholders from
Net investment income	(0.12)	(0.12)	(0.17)	(0.05)	(0.20)	(0.32)
Net realized gains	0.00	0.00	(0.09)	0.00	0.00	0.00

Total distributions to shareholders	(0.12)	(0.12)	(0.26)	(0.05)	(0.20)	(0.32)
Net asset value, end of period	$10.11	$10.37	$10.37	$10.48	$10.43	$10.32
Total return[3]	(1.37)%	1.20%	1.41%	0.94%	3.06%	6.34%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.61%	1.62%	1.62%	1.65%	1.69%
Net expenses	1.54%	1.58%	1.58%	1.59%	1.60%	1.60%
Net investment income	0.05%	0.23%	0.85%	1.10%	1.01%	2.82%
Supplemental data
Portfolio turnover rate	324%	399%	485%	135%	501%	277%
Net assets, end of period (000s omitted)	$63,126	$78,385	$69,077	$72,124	$65,664	$18,009

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended August 31, 2013[1]
Net asset value, beginning of period	$10.33
Net investment income	0.13 [2]
Net realized and unrealized gains (losses) on investments	(0.15)

Total from investment operations	(0.02)
Distributions to shareholders from
Net investment income	(0.18)
Net asset value, end of period	$10.13
Total return[3]	(0.17)%
Ratios to average net assets (annualized)
Gross expenses	0.43%
Net expenses	0.37%
Net investment income	0.81%
Supplemental data
Portfolio turnover rate	324%
Net assets, end of period (000s omitted)	$2,983

1.	For the period from November 30, 2012 (commencement of class operations) to August 31, 2013

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short Duration Government Bond Fund	21

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$10.36	$10.37	$10.48	$10.42	$10.32	$10.02
Net investment income	0.10 [2]	0.13	0.17	0.05	0.22 [2]	0.39
Net realized and unrealized gains (losses) on investments	(0.13)	0.09	0.08	0.08	0.19	0.33

Total from investment operations	(0.03)	0.22	0.25	0.13	0.41	0.72
Distributions to shareholders from
Net investment income	(0.22)	(0.23)	(0.27)	(0.07)	(0.31)	(0.42)
Net realized gains	0.00	0.00	(0.09)	0.00	0.00	0.00

Total distributions to shareholders	(0.22)	(0.23)	(0.36)	(0.07)	(0.31)	(0.42)
Net asset value, end of period	$10.11	$10.36	$10.37	$10.48	$10.42	$10.32
Total return[3]	(0.34)%	2.10%	2.41%	1.29%	4.01%	7.42%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.80%	0.80%	0.79%	0.80%	0.84%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.99%	1.20%	1.84%	2.06%	2.13%	3.89%
Supplemental data
Portfolio turnover rate	324%	399%	485%	135%	501%	277%
Net assets, end of period (000s omitted)	$234,808	$285,637	$247,357	$435,363	$505,432	$356,409

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$10.36	$10.37	$10.48	$10.43	$10.32	$10.02
Net investment income	0.12	0.15	0.21	0.06	0.31 [2]	0.41
Net realized and unrealized gains (losses) on investments	(0.15)	0.09	0.06	0.07	0.13	0.33

Total from investment operations	(0.03)	0.24	0.27	0.13	0.44	0.74
Distributions to shareholders from
Net investment income	(0.23)	(0.25)	(0.29)	(0.08)	(0.33)	(0.44)
Net realized gains	0.00	0.00	(0.09)	0.00	0.00	0.00

Total distributions to shareholders	(0.23)	(0.25)	(0.38)	(0.08)	(0.33)	(0.44)
Net asset value, end of period	$10.10	$10.36	$10.37	$10.48	$10.43	$10.32
Total return[3]	(0.26)%	2.28%	2.59%	1.24%	4.30%	7.61%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.53%	0.54%	0.53%	0.55%	0.59%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	1.16%	1.39%	1.97%	2.27%	2.98%	4.02%
Supplemental data
Portfolio turnover rate	324%	399%	485%	135%	501%	277%
Net assets, end of period (000s omitted)	$1,051,693	$1,157,125	$862,174	$572,274	$489,762	$248,124

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Short Duration Government Bond Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Short Duration Government Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Wells Fargo Advantage Short Duration Government Bond Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

TBA sale commitments

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent

Notes to financial statements	Wells Fargo Advantage Short Duration Government Bond Fund	25

differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to bond premiums and paydown losses. At August 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$22,360,351	$(22,360,351)

As of August 31, 2013, the Fund had capital loss carryforwards which consist of $5,241,457 in short-term capital losses and $409,157 in long-term capital losses.

As of August 31, 2013, the Fund had $16,977,404 of current year deferred post-October capital losses, which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Agency securities	$0	$598,804,487	$0	$598,804,487

Asset-backed securities	0	159,830,766	0	159,830,766

Non-agency mortgage backed securities	0	77,862,302	0	77,862,302

U.S. Treasury securities	588,030,374	0	0	588,030,374

Short-term investments
Investment companies	63,992,040	0	0	63,992,040
U.S. Treasury securities	41,739,666	0	0	41,739,666
	$693,762,080	$836,497,555	$0	$1,530,259,635

26	Wells Fargo Advantage Short Duration Government Bond Fund	Notes to financial statements

As of August 31, 2013, the inputs used in valuing TBA sale commitments were as follows:

	Quoted prices (Level 1)	Other significant observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

TBA sale commitments	$0	$(5,972,656)	$0	$(5,972,656)

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. Prior to January 1, 2013, Funds Management received an annual advisory fee which started at 0.40% and declined to 0.30% as the average daily net assets of the Fund increased. For the year ended August 31, 2013, the advisory fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class B shares, 1.53% for Class C shares, 0.37% for Class R6 shares, 0.60% for Administrator Class shares, and 0.42% for Institutional Class shares. Prior to December 1, 2012, the Fund’s expenses were capped at 0.83% for Class A shares, 1.58% for Class B shares, and 1.58 for Class C shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended August 31, 2013, Wells Fargo Funds Distributor, LLC received $4,566 from the sale of Class A shares and $408 and $3,303 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Notes to financial statements	Wells Fargo Advantage Short Duration Government Bond Fund	27

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2013 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$4,646,682,245	$374,379,131	$4,655,389,452	$372,413,955

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2013, the Fund paid $2,073 in commitment fees.

For the year ended August 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $34,044,251 and $34,653,453 of ordinary income for the years ended August 31, 2013 and August 31, 2012, respectively.

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Post-October capital losses deferred	Capital loss carryforward
$947,911	$(13,959,241)	$(16,977,404)	$(5,650,614)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

28	Wells Fargo Advantage Short Duration Government Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Short Duration Government Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from June 1, 2010 through August 31, 2010 and each of the years or periods in the two-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short Duration Government Bond Fund as of August 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 28, 2013

Other information (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	29

TAX INFORMATION

For the fiscal year ended August 31, 2013, $33,472,910 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2013, 8.76% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Short Duration Government Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Short Duration Government Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Advantage Short Duration Government Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

Other information (unaudited)	Wells Fargo Advantage Short Duration Government Bond Fund	33

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays 1-3 Year U.S. Government Bond Index, for all periods under review.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the median rates of the Fund’s expense Groups for the Institutional Class and Class R6, but higher than the median rates of the Fund’s expense Groups for the Administrator Class and Class A. The Board viewed favorably the agreed-upon revised advisory fee schedule for the Fund. The Board also viewed favorably the fact that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-

34	Wells Fargo Advantage Short Duration Government Bond Fund	Other information (unaudited)

by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board also took into account an agreed-upon revision to the advisory fee schedule for the Fund that revises the breakpoints in the advisory fee schedule for the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Short Duration Government Bond Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

219223 10-13 A220/AR220 08-13

Wells Fargo Advantage Short-Term Bond Fund

Annual Report

August 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $229 billion in assets under management, as of August 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Short-Term Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Short-Term Bond Fund for the 12-month period that ended August 31, 2013. Fixed- income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields. Most investment-grade bond sectors correspondingly experienced price declines and rising yields during much of 2013. Below-investment-grade securities tended to perform better in 2013 after strong performance over the last four months of 2012. Higher-yield spreads cushioned some of the yield increases from the Treasury markets. The trend toward higher yields began in January 2013 but significantly deepened in May and June 2013. Investment-grade bond sectors declined in value during the 12-month period, with the most notable declines occurring in corporate bonds and better price protection occurring in structured products, such as commercial mortgage-backed securities and asset-backed securities. High-yield securities performed better over the full breadth of the period, generating positive returns despite significant price corrections in June 2013.

The period began with strengthening confidence in the credit markets.

The 12-month period began during a recovery from the May 2012 European credit crisis. By mid-June 2012, a rally in fixed-income securities had begun, and confidence increasingly returned to the credit markets. This carried into the opening months of the period, which began in September 2012. Lower-rated and longer-maturity segments of the fixed-income markets tended to perform well during this time. Most notably, the A rated and BBB rated1 segments of the investment-grade markets outperformed the highest-quality credit tiers and U.S. Treasuries. High-yield securities significantly outperformed the investment-grade credit tiers during this time. These trends largely continued into October 2012.

In November and December 2012, most investment-grade sectors began to throttle down. U.S. Treasuries and treasury inflation-protected securities rallied in November 2012 and outperformed the credit sectors due to a brief flare-up in risk aversion from the deepening recessionary conditions in the eurozone. However, in December 2012, U.S. Treasury yields began to reverse course, shifting higher on growing optimism for economic expansion and appreciating equity values. Most investment-grade credit tiers also saw yields move higher in tandem, resulting in a broad but modest decline in many investment-grade security prices. High-yield securities continued to perform positively during these months, benefiting from sustained investor appetite for higher yield and growing confidence in corporate earnings.

The return of economic optimism in 2013 led to declines in bond prices as yields rose higher.

In the opening months of 2013, U.S. Treasury yields began to once again rise higher on optimistic expectations for a strengthening U.S. economy. Consequently, fixed-income security yields shifted higher and prices declined across much of the U.S. investment-grade bond sectors. U.S. Treasury prices significantly declined in January 2013, most notably in the longer-maturity ranges, as investors began to reprice bond yields for potential interest-rate increases in upcoming years.

In February and March 2013, investment-grade fixed-income markets rebounded when equity market exuberance was reined in by some sobering signs of caution from mixed economic indicators. Investors again returned to the U.S. Treasury market, driving yields lower and bond prices higher. These appreciating trends strengthened

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to shareholders (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	3

during the volatile month of April 2013, when the market was rattled by geopolitical events, domestic terrorism in Boston, and uncertain global economic conditions. U.S. Treasury prices increased sharply, temporarily erasing all their price losses endured in January 2013 and, in fact, crossing over into positive gains.

For the core bond investment-grade markets, this recovery in bond prices only proved temporary. The month of May 2013 unleashed a massive rally in the U.S. equity markets; consequently, U.S. Treasury prices declined again, while investment-grade corporate bonds and structured products correspondingly also declined in price. These market moves resulted in the largest monthly losses across the investment-grade bond markets in nearly five years.

The depreciating trends for bonds deepened in mid-June 2013 based on comments from Federal Reserve (Fed) Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. For the last two weeks of June 2013, that debate appeared to play out daily, as volatility buffeted both the equity and bond markets, finally ending in yet another sustained rally in equities and a modest retreat in bond prices. Both investment-grade bonds and high-yield bonds posted their worst monthly returns of the year in June 2013—investment-grade securities had their largest quarterly decline in nine years during the second quarter.

In July and August 2013, equity exuberance quieted a bit, and fixed-income markets stabilized. Returns were mixed, with slightly negative returns in the highest-quality securities to modestly positive in the lower credit tiers. On the whole, the declines in bond prices during May, June, and August 2013 culminated in negative returns across the investment-grade markets during the period. High-yield markets better preserved their strong positive gains from the final months of 2012 and generated positive returns for the full the 12-month period. Thus, the theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

4	Wells Fargo Advantage Short-Term Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA

Jay N. Mueller, CFA

Noah Wise, CFA

Average annual total returns1 (%) as of August 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SSTVX)	8-31-1999	(1.30)	3.01	3.05	0.72	3.42	3.26	0.86	0.81
Class C (WFSHX)	3-31-2008	(1.03)	2.62	2.51	(0.03)	2.62	2.51	1.61	1.56
Institutional Class (SSHIX)	8-31-1999	–	–	–	1.04	3.73	3.63	0.53	0.49
Investor Class (SSTBX)	8-31-1987	–	–	–	0.70	3.36	3.24	0.89	0.82
Barclays 1-3 Year U.S. Government/Credit Bond Index[4]	–	–	–	–	0.45	2.35	3.00	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	5

Growth of $10,000 investment[5] as of August 31, 2013

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to include the higher expenses applicable to Class C shares. Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through December 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.80% for Class A, 1.55% for Class C, 0.48% for Institutional Class, and 0.81% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays 1-3 Year U.S. Government/Credit Bond Index is the one- to three-year component of the Barclays Government/Credit Bond Index which includes securities in the Government and Credit Indices. The Government Index includes Treasuries (that is, public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (that is, publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Short-Term Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Barclays 1–3 Year U.S. Government/Credit Bond Index, for the 12-month period that ended August 31, 2013.

■	The Fund’s large overweight in corporate debt was a significant contributor to relative performance during the period due to the higher incremental yields over Treasuries.

■	The Fund’s holdings in asset-backed securities (ABS) and mortgage-backed securities (MBS) also generated incremental returns.

The Fund was predominantly invested in corporate securities.

During the period, the Fund maintained overweights in short-term corporate notes and securitized debt with underweights in U.S. Treasuries and agency debentures. The Fund’s positions tactically shifted during the period, but ranges for duration positioning were around 1.85 years, with about 86% of holdings having a maturity of three years or less and about 14% of its holdings having a maturity between three and five years.

About half the Fund was invested in corporate securities, while the rest of our overweights were predominantly composed of MBS pass-throughs, ABS, collateralized mortgage obligations (CMOs), and commercial MBS. Higher incremental yields on corporate debt provided compelling returns; however, some price depreciation occurred in securities with longer maturities within the short-term range of the yield curve, which constrained overall performance. Increasing mortgage rates late in the first quarter and through the second quarter of 2013 had negative pricing effects on some specific mortgage-related securities. On the whole, incremental additional yield carry from corporate notes and securitized debt added relative value for the Fund.

Ten largest long-term holdings[6] (%) as of August 31, 2013
Nordea Eiendomskreditt, 1.88%, 4-7-2015	1.09
Energy Transfer Partners LP, 5.95%, 2-1-2015	0.92
GNMA, 1.83%, 3-16-2039	0.88
U.S. Treasury Note, 0.88%, 1-31-2018	0.86
Owens Corning Incorporated, 6.50%, 12-1-2016	0.85
FNMA, 3.25%, 4-1-2015	0.77
CNH Equipment Trust Series 2013-A Class A2, 0.44%, 7-15-2016	0.75
Portland OR Taxable Pension, 0.08%, 6-1-2019	0.72
Mercedes-Benz Auto Lease Trust Series 2013-A Class A2, 0.49%, 6-15-2015	0.70
TCM Sub LLC, 3.55%, 1-15-2015	0.69

The economy was stuck in slow growth mode.

On several occasions over the past four years, there have been indications that gross domestic product (GDP) growth was accelerating, but such hopes have been repeatedly dashed. This continued throughout the period. Real final sales—GDP excluding inventory effects—grew at only a 1.1% average annualized pace in the first half of 2013. Progress in the labor market—of prime concern to policymakers and ordinary citizens alike—was mixed. The unemployment rate fell to 7.3% in August 2013 versus 8.1% from a year ago. However, some of the drop in the unemployment rate can be attributed to a falling labor force participation rate, which makes the headline figure look better but does nothing to expand production or income. Consequently, personal income growth has remained excruciatingly slow over the past few quarters, limiting consumer demand and keeping businesses that cater to the retail public in a cautious mode.

Investors got a preview of the potential end of QE3 (third round of quantitative easing).

After more than four years of near-zero interest-rate targets and multiple waves of quantitative easing, Federal Reserve (Fed) Chairman Bernanke suggested in May 2013 that the Fed’s aggressive asset-purchase program might soon be scaled back. The bond market reacted to the Chairman’s move to a slightly less dovish posture with a significant repricing of security yields on various maturities. From a low of about 1.6% in early May 2013, the yield on 10-year Treasuries rose above 2% following Chairman Bernanke’s congressional testimony and continued its rise through the summer months, ending August 2013 at nearly 2.8%. Short-term rates moved substantially less over this time period, with the 2-year Treasury note yield climbing from about 0.2% at the beginning of May 2013 to about 0.4% at the end of August 2013.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	7

Portfolio allocation[7] as of August 31, 2013

We intend to be relatively defensive on interest-rate risks in the period ahead.

A reduction in the pace of asset purchases, followed by their complete cessation, followed by a hike in the Fed’s overnight rate targets has long been our base-case scenario. Accordingly, our strategy has been to maintain a roughly neutral duration posture versus the Fund’s benchmark, believing that interest rates would rise in the intermediate and longer maturity range while remaining fairly stable in the short-duration space.

We maintained our substantial commitment to corporate credit throughout the past 12 months based on attractive valuation and a conviction that macro fundamentals were still generally favorable for the financial metrics of the credit sector. We also maintained a significant investment in ABS and MBS throughout the period in the expectation that the yield advantage enjoyed by these securities would generally allow them to outperform Treasuries of similar duration. A rise in volatility associated with the Fed’s rhetorical shift resulted in a short span of underperformance for structured product, but—as with corporates—superior carry resulted in generally positive relative returns for the period as a whole. Going forward, we expect to have a bias toward a defensive duration posture. In our base-case scenario, we expect the credit and structured product sectors of the bond market to outperform Treasuries in the short-duration space, due to their higher yield spreads.

Please see footnotes on page 5.

8	Wells Fargo Advantage Short-Term Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2013	Ending account value 8-31-2013	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$999.32	$4.03	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Class C
Actual	$1,000.00	$995.55	$7.80	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88	1.55%
Institutional Class
Actual	$1,000.00	$1,000.94	$2.42	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%
Investor Class
Actual	$1,000.00	$998.13	$4.08	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Short-Term Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 12.75%
FHLMC ±	2.38%	4-1-2032	$75,075	$79,631
FHLMC ±	2.53	7-1-2029	6,035	6,333
FHLMC	3.00	2-15-2024	2,014,306	2,065,516
FHLMC ±	3.03	9-1-2031	7,602	7,715
FHLMC ±	3.51	5-1-2026	169,109	179,206
FHLMC	4.50	5-15-2018	395,529	419,317
FHLMC	4.50	7-15-2022	641,324	659,886
FHLMC	5.00	10-15-2032	1,027,671	1,074,440
FHLMC	6.00	10-1-2021	737,971	805,267
FHLMC	7.00	11-17-2013	149	149
FHLMC	8.50	9-1-2017	138,068	147,818
FHLMC	9.00	8-1-2018	113,687	123,914
FHLMC	9.00	6-1-2019	137,545	150,052
FHLMC	9.00	10-1-2019	271,256	304,562
FHLMC	9.50	12-1-2022	220,769	245,866
FHLMC	10.50	1-1-2016	2,289	2,451
FHLMC	10.50	11-1-2017	1,066	1,191
FHLMC	10.50	8-1-2018	91,740	103,472
FHLMC	10.50	2-1-2019	1,300	1,490
FHLMC	10.50	4-1-2019	537	618
FHLMC	10.50	5-1-2019	606	697
FHLMC	10.50	6-1-2019	4,943	5,590
FHLMC	10.50	7-1-2019	1,238	1,429
FHLMC Series 2301 Class MO	6.00	10-15-2013	17,258	17,283
FHLMC Series 2958 Class QD	4.50	4-15-2020	2,858,311	3,033,800
FHLMC Series T-57 Class 2A1 ±	3.31	7-25-2043	30,305	31,136
FHLMC Series T-59 Class 2A1 ±	2.89	10-25-2043	1,240,022	1,219,254
FHLMC Structured Pass-Through Securities Series T-42 Class A6	9.50	2-25-2042	590,739	697,314
FNMA 144A	2.18	5-25-2050	2,694,642	2,713,572
FNMA ±	2.37	11-1-2031	79,948	84,118
FNMA	3.00	4-1-2022	3,590,927	3,715,410
FNMA	3.25	4-1-2015	4,452,983	4,616,820
FNMA	3.33	10-1-2017	1,673,521	1,736,947
FNMA	3.34	4-1-2016	983,555	1,030,864
FNMA	3.69	6-1-2017	3,410,850	3,651,177
FNMA	3.85	10-1-2016	3,192,995	3,301,770
FNMA	4.00	5-25-2019	709,540	752,444
FNMA	4.00	12-15-2024	1,095,004	1,162,298
FNMA	4.00	6-25-2026	1,886,554	1,965,848
FNMA	4.00	8-25-2037	2,239,247	2,319,112
FNMA	4.44	9-1-2015	1,736,105	1,860,641
FNMA	4.92	1-1-2014	1,909,105	1,919,655
FNMA	5.00	1-15-2022	3,091,000	3,354,465
FNMA	5.00	3-25-2034	1,223,502	1,256,164
FNMA	5.09	2-1-2016	885,306	946,260
FNMA	5.16	1-1-2018	3,002,242	3,249,833
FNMA	5.29	8-1-2015	2,719,497	2,909,257
FNMA	5.50	8-25-2034	1,295,000	1,352,998
FNMA	6.00	4-1-2021	1,617,847	1,728,845
FNMA	6.00	3-1-2033	1,078,560	1,198,963

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	6.50%	8-1-2031	$591,732	$668,203
FNMA	7.60	8-1-2018	208,412	230,451
FNMA	8.00	4-1-2017	195,664	209,845
FNMA	8.00	9-1-2019	135,901	146,148
FNMA	8.00	9-1-2023	13,926	15,199
FNMA	8.33	7-15-2020	46,387	53,027
FNMA	8.50	7-1-2018	86,608	93,328
FNMA	8.50	2-1-2023	94,530	102,226
FNMA	9.00	2-15-2020	1,692	1,980
FNMA	9.00	11-1-2024	140,398	161,907
FNMA	11.00	10-15-2020	82,012	86,361
FNMA	12.00	3-1-2017	9,425	9,645
FNMA Grantor Trust Series 2002-T12 Class A4	9.50	5-25-2042	916,818	1,133,316
FNMA Series 1989-29 Class Z	10.00	6-25-2019	147,163	169,305
FNMA Series 1989-63 Class Z	9.40	10-25-2019	80,856	89,003
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	82,860	100,819
FNMA Series 2004-90 Class XY	4.00	9-25-2034	1,546,266	1,635,187
FNMA Series 2006-9 Class BM	6.00	10-25-2033	1,957,580	1,994,654
FNMA Series G95-2 Class ±(c)	10.00	5-25-2020	199,604	29,317
FNMA Whole Loan Series 2003-W06 Class PT4 ±	9.04	10-25-2042	129,541	150,262
FNMA Whole Loan Series 2003-W11 Class A1 ±	3.07	6-25-2033	31,015	30,872
FNMA Whole Loan Series 2003-W6 Class 6A ±	3.05	8-25-2042	1,509,906	1,567,624
FNMA Whole Loan Series 2004-W6 Class 1A4	5.50	7-25-2034	1,505,016	1,537,715
GNMA	1.83	3-16-2039	5,304,466	5,297,904
GNMA	4.00	8-16-2023	1,267,534	1,357,200
GNMA	4.50	4-20-2035	1,026,713	1,102,259
GNMA	8.00	12-15-2023	51,638	61,013
GNMA	9.00	11-15-2017	66,855	71,187
GNMA	9.00	11-15-2024	36,000	39,263
GNMA	10.00	2-20-2018	9,994	11,155
GNMA	12.50	4-15-2019	94,677	98,825

Total Agency Securities (Cost $75,857,734)				76,468,058

Asset-Backed Securities: 8.83%
Ally Auto Receivables Trust Series 2012-2 Class A2	0.56	10-15-2014	146,194	146,201
Ally Auto Receivables Trust Series 2012-3 Class A2	0.70	1-15-2015	1,069,043	1,069,598
ASG Resecuritization Trust Series 2009-4 Class A60 144A	6.00	6-28-2037	823,381	834,807
Citigroup Commercial Mortgage Trust Series 2004-C1 Class A4 ±	5.61	4-15-2040	3,103,835	3,157,823
CNH Equipment Trust Series 2013-A Class A2	0.44	7-15-2016	4,480,000	4,475,269
CNH Equipment Trust Series 2013-C Class A2	0.63	1-17-2017	2,700,000	2,699,996
DBRR Trust Series 2012-EZ1 Class A 144A	0.95	9-25-2045	1,446,616	1,448,830
Ford Credit Auto Lease Trust Series 2012-A Class A2	0.63	4-15-2014	84,217	84,216
Ford Credit Auto Owner Trust Series 201- D Class A2	0.40	9-15-2015	1,401,986	1,401,637
Ford Credit Auto Owner Trust Series 2012-B Class A2	0.57	1-15-2015	321,415	321,447
Ford Credit Auto Owner Trust Series 2013-A Class A2	0.38	11-15-2015	1,846,255	1,844,958
GE Equipment Small Ticket LLC Series 2013-1A Class A2 144A	0.73	1-25-2016	1,700,000	1,699,553
GE Equipment Transportation LLC Series 2013-1 Class A2	0.50	11-24-2015	2,700,000	2,696,366
Home Equity Asset Trust Series 2003-6 Class M1 ±	1.69	2-25-2034	1,792,629	1,647,587
Honda Auto Receivables Owner Trust Series 2012-1 Class A2	0.57	8-15-2014	468,784	468,824
Honda Auto Receivables Owner Trust Series 2012-2 Class A2	0.56	11-17-2014	833,605	833,763

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Short-Term Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Hyundai Auto Lease Securitization Trust Series 2012-A Class A2 144A	0.68%	1-15-2015	$941,276	$941,668
Hyundai Auto Lease Securitization Trust Series 2013-A Class A2 144A	0.51	9-15-2015	3,120,000	3,118,396
Hyundai Auto Lease Securitization Trust Series 2013-B Class A2 144A	0.75	3-15-2016	3,900,000	3,898,487
Hyundai Auto Receivables Trust Hart Series 2012-B Class A2	0.54	1-15-2015	189,770	189,809
Hyundai Auto Receivables Trust Hart Series 2013-A Class A2	0.40	12-15-2015	2,205,000	2,204,665
Mercedes-Benz Auto Lease Trust Series 2013-A Class A2	0.49	6-15-2015	4,225,000	4,222,664
Mercedes-Benz Auto Receivables Trust Series 2012-1 Class A2	0.37	3-16-2015	2,068,241	2,068,465
Newcastle Investment Trust Series 2011-MH1 Class A 144A	2.45	12-10-2033	796,376	805,957
Nissan Auto Lease Trust Series 2013-A Class A2A	0.45	9-15-2015	3,550,000	3,545,403
Porsche Innovative Lease Owner Pilot Trust Series 2012-1 Class A2 144A	0.44	2-23-2015	1,936,761	1,936,207
Residential Asset Securities Corporation Series 2001-KS1 Class AII ±	0.65	3-25-2032	7,737	7,696
Volkswagen Auto Lease Trust Series 2013-A Class A2A	0.63	12-21-2015	2,465,000	2,464,938
Volvo Financial Equipment LLC Series 2013-1A Class A2 144A	0.53	11-16-2015	2,750,000	2,748,149

Total Asset-Backed Securities (Cost $53,135,174)				52,983,379

Corporate Bonds and Notes: 46.78%

Consumer Discretionary: 5.54%

Automobiles: 1.02%
Daimler Finance North America LLC 144A	1.25	1-11-2016	1,490,000	1,483,976
Daimler Finance North America LLC 144A	1.45	8-1-2016	1,500,000	1,493,403
Hyundai Motor Company 144A	4.50	4-15-2015	3,006,000	3,137,305

				6,114,684

Hotels, Restaurants & Leisure: 0.53%
Yum Brands Incorporation	4.25	9-15-2015	3,000,000	3,177,294

Leisure Equipment & Products: 0.47%
Hasbro Incorporated	6.13	5-15-2014	2,725,000	2,823,149

Media: 2.44%
Cox Communications Incorporated	5.50	10-1-2015	2,000,000	2,160,560
Interpublic Group of Companies Incorporated	6.25	11-15-2014	2,860,000	2,999,425
TCM Sub LLC 144A	3.55	1-15-2015	4,000,000	4,124,956
Time Warner Cable Incorporated	8.25	2-14-2014	3,000,000	3,096,564
Viacom Incorporated	6.25	4-30-2016	2,000,000	2,234,712

				14,616,217

Multiline Retail: 1.08%
Dollar General Corporation	4.13	7-15-2017	3,000,000	3,146,949
Macys Retail Holding Incorporated	7.88	7-15-2015	3,000,000	3,365,745

				6,512,694

Consumer Staples: 2.86%

Beverages: 0.19%
Constellation Brands Incorporated	7.25	9-1-2016	1,000,000	1,131,250

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Food & Staples Retailing: 0.99%
Safeway Incorporated	5.63%	8-15-2014	$3,000,000	$3,128,400
Tyson Foods Incorporated	6.60	4-1-2016	2,495,000	2,793,637

				5,922,037

Food Products: 0.50%
Cadbury Schweppes Company 144A	5.13	10-1-2013	3,000,000	3,009,354

Household Products: 0.55%
Newell Rubbermaid Incorporated	2.00	6-15-2015	3,290,000	3,333,931

Tobacco: 0.63%
Lorillard Tobacco Company	2.30	8-21-2017	3,000,000	2,948,805
Reynolds American Incorporated	7.30	7-15-2015	730,000	807,577

				3,756,382

Energy: 3.87%

Oil, Gas & Consumable Fuels: 3.87%
El Paso Pipeline Partners Operating LLC	4.10	11-15-2015	3,000,000	3,181,920
Energy Transfer Partners LP	5.95	2-1-2015	5,205,000	5,546,396
Petrohawk Energy Corporation	7.88	6-1-2015	3,000,000	3,059,571
Pioneer Natural Resources Company	5.88	7-15-2016	2,940,000	3,257,320
Valero Energy Corporation	4.75	4-1-2014	2,820,000	2,879,877
Weatherford Bermuda Company	5.50	2-15-2016	2,000,000	2,154,950
Williams Partners LP	3.80	2-15-2015	3,000,000	3,117,600

				23,197,634

Financials: 14.73%

Capital Markets: 0.99%
Goldman Sachs Group Incorporated	3.63	2-7-2016	3,000,000	3,141,159
Janus Capital Group Incorporated	6.70	6-15-2017	2,500,000	2,778,978

				5,920,137

Commercial Banks: 1.95%
Associated Banc Corporation	1.88	3-12-2014	3,000,000	3,003,216
Australia and New Zealand Banking Group Limited 144A	2.40	11-23-2016	3,000,000	3,090,297
Bank One Corporation	4.90	4-30-2015	1,500,000	1,589,825
Inter-American Development Bank ±	0.71	5-20-2014	4,000,000	4,013,572

				11,696,910

Consumer Finance: 2.56%
Discover Financial Services Company	6.45	6-12-2017	3,000,000	3,385,812
Ford Motor Credit Company LLC	3.88	1-15-2015	4,000,000	4,118,812
General Motors Financial Company Incorporated 144A	2.75	5-15-2016	1,500,000	1,496,250
Harley-Davidson Funding Corporation 144A	5.75	12-15-2014	3,000,000	3,171,015
SLM Corporation	3.88	9-10-2015	1,500,000	1,526,250
SLM Corporation	6.25	1-25-2016	1,535,000	1,634,775

				15,332,914

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Short-Term Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Diversified Financial Services: 5.20%
Bank of America Corporation	7.38%	5-15-2014	$3,000,000	$3,137,790
Citigroup Incorporated	1.25	1-15-2016	2,500,000	2,477,763
Citigroup Incorporated	1.30	4-1-2016	1,000,000	990,086
ERAC USA Finance Company 144A	2.25	1-10-2014	3,000,000	3,014,532
General Electric Capital Corporation	1.50	7-12-2016	2,240,000	2,247,146
HSBC Finance Corporation	5.25	4-15-2015	3,000,000	3,189,384
Morgan Stanley	4.75	4-1-2014	3,000,000	3,061,383
PNC Funding Corporation	5.25	11-15-2015	3,221,000	3,499,861
Raymond James Financial Incorporated	4.25	4-15-2016	2,000,000	2,107,338
Santander Holdings USA	4.63	4-19-2016	2,000,000	2,100,822
Toll Road Investment Part II 144A	0.00	2-15-2016	2,500,000	2,273,378
Woodside Finance Limited 144A	4.50	11-10-2014	3,000,000	3,110,694

				31,210,177

Insurance: 1.27%
American International Group Incorporated	5.85	1-16-2018	3,000,000	3,380,181
Prudential Covered Trust Company 144A	3.00	9-30-2015	2,151,000	2,218,236
Unum Group 144A	6.85	11-15-2015	1,822,000	2,017,466

				7,615,883

REITs: 2.76%
American Tower Corporation	4.50	1-15-2018	3,700,000	3,908,484
Digital Realty Trust LP	4.50	7-15-2015	3,000,000	3,148,254
Federal Realty Investment Trust	5.95	8-15-2014	1,000,000	1,045,554
HCP Incorporated	3.75	2-1-2016	2,625,000	2,752,845
Health Care Incorporated	3.63	3-15-2016	2,380,000	2,490,746
Regency Centers LP	5.25	8-1-2015	3,000,000	3,211,233

				16,557,116

Health Care: 3.51%

Biotechnology: 0.59%
Biogen Idec Incorporated	6.88	3-1-2018	3,045,000	3,570,945

Health Care Equipment & Supplies: 0.80%
Boston Scientific Corporation	2.65	10-1-2018	1,000,000	989,755
Boston Scientific Corporation	4.50	1-15-2015	1,500,000	1,576,274
Boston Scientific Corporation	6.25	11-15-2015	2,000,000	2,207,118

				4,773,147

Health Care Providers & Services: 1.31%
Coventry Health Care Incorporated	6.30	8-15-2014	3,000,000	3,152,346
Express Scripts Holding Company	2.10	2-12-2015	2,375,000	2,412,907
Humana Incorporated	6.30	8-1-2018	2,000,000	2,288,364

				7,853,617

Life Sciences Tools & Services: 0.55%
Life Technologies Corporation	4.40	3-1-2015	3,170,000	3,305,435

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Pharmaceuticals: 0.26%
Watson Pharmaceuticals Incorporated	5.00%	8-15-2014	$1,500,000	$1,555,022

Industrials: 4.75%

Aerospace & Defense: 0.51%
BAE Systems Holdings Incorporated 144A	4.95	6-1-2014	3,000,000	3,083,859

Airlines: 0.51%
Delta Air Lines Incorporated	4.75	11-7-2021	2,892,876	3,073,681

Building Products: 0.85%
Owens Corning Incorporated	6.50	12-1-2016	4,575,000	5,103,623

Commercial Services & Supplies: 1.63%
Boardwalk Pipelines LLC	5.20	6-1-2018	2,179,000	2,328,784
Brambles USA Incorporated 144A	3.95	4-1-2015	2,000,000	2,073,052
Equifax Incorporated	4.45	12-1-2014	2,000,000	2,078,960
Penske Truck Leasing Company LP 144A	2.50	7-11-2014	1,500,000	1,518,065
Penske Truck Leasing Company LP 144A	3.13	5-11-2015	1,740,000	1,791,276

				9,790,137

Machinery: 0.44%
SPX Corporation	7.63	12-15-2014	2,450,000	2,609,250

Road & Rail: 0.81%
JB Hunt Transportation Services Company	3.38	9-15-2015	3,700,000	3,827,669
Ryder System Incorporated	2.50	3-1-2018	1,000,000	997,571

				4,825,240

Information Technology: 4.28%

Computers & Peripherals: 0.55%
Hewlett Packard Company	2.63	12-9-2014	3,225,000	3,290,164

Electronic Equipment, Instruments & Components: 0.75%
Agilent Technologies Incorporated	5.50	9-14-2015	1,300,000	1,407,738
Arrow Electronics Incorporated	3.38	11-1-2015	3,000,000	3,103,425

				4,511,163

IT Services: 0.46%
Western Union Company	2.38	12-10-2015	2,700,000	2,746,443

Office Electronics: 0.51%
Xerox Corporation	8.25	5-15-2014	2,940,000	3,088,391

Software: 2.01%
Autodesk Incorporated	1.95	12-15-2017	3,000,000	2,913,465
CA Incorporated	2.88	8-15-2018	1,500,000	1,490,231
CA Incorporated	6.13	12-1-2014	3,000,000	3,175,797
Fidelity National Information Services Incorporated	2.00	4-15-2018	2,000,000	1,916,314
Symantec Corporation	2.75	9-15-2015	1,000,000	1,029,577
Symantec Corporation	2.75	6-15-2017	1,500,000	1,510,626

				12,036,010

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Short-Term Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.66%

Metals & Mining: 0.66%
Arcelormittal Company	4.25%	2-25-2015	$1,000,000	$1,026,250
Glencore Funding LLC 144A	1.70	5-27-2016	3,000,000	2,923,479

				3,949,729

Telecommunication Services: 1.97%

Diversified Telecommunication Services: 1.80%
Crown Castle Towers LLC 144A	3.21	8-15-2035	2,650,000	2,711,925
Qwest Corporation	7.50	10-1-2014	1,920,000	2,036,984
SBA Tower Trust 144A	4.25	4-15-2040	3,000,000	3,055,293
Verizon New England Incorporated	4.75	10-1-2013	3,000,000	3,009,519

				10,813,721

Wireless Telecommunication Services: 0.17%
Verizon Wireless Capital LLC	7.38	11-15-2013	1,000,000	1,013,094

Utilities: 4.61%

Electric Utilities: 4.44%
Ameren Corporation	8.88	5-15-2014	3,738,000	3,939,755
FPL Group Capital Incorporation	2.60	9-1-2015	3,000,000	3,086,019
Interstate Power & Light Company	3.30	6-15-2015	3,750,000	3,892,253
ITC Holdings Corporation 144A	5.88	9-30-2016	3,000,000	3,318,351
Monongahela Power Company 144A	5.70	3-15-2017	3,000,000	3,247,500
Niagara Mohawk Power Corporation 144A	3.55	10-1-2014	3,667,000	3,772,243
PECO Energy Company	5.00	10-1-2014	2,000,000	2,088,658
Progress Energy Incorporated	5.63	1-15-2016	3,000,000	3,295,125

				26,639,904

Multi-Utilities: 0.17%
CMS Energy Corporation	2.75	5-15-2014	1,000,000	1,015,223

Total Corporate Bonds and Notes (Cost $279,576,220)				280,575,561

Municipal Obligations: 6.21%

Alabama: 0.26%
Courtland AL Industrial Development Board International Paper Company Project Series A (IDR)	5.00	11-1-2013	1,570,000	1,579,499

California: 1.69%
California PCFA Waste Management Services Incorporated Series A1 (Resource Recovery Revenue) ø	1.88	4-1-2025	2,000,000	1,995,180
California Public Works Board Lease Series E (Miscellaneous Revenue)	3.68	12-1-2015	2,960,000	2,959,822
Irvine Ranch CA Water District (Water & Sewer Revenue)	2.39	3-15-2014	2,305,000	2,303,571
San Bernardino County CA Financing Authority (Miscellaneous Revenue, National Insured) ¤	0.00	8-1-2017	3,500,000	2,853,375

				10,111,948

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Florida: 0.20%
Miami-Dade County FL IDA Waste Management Incorporated Florida Project (Resource Recovery Revenue) ø	2.63%	8-1-2023	$1,200,000	$1,213,044

Georgia: 0.53%
Georgia Municipal Gas Authority Taxable Gas Portfolio III Series F (Utilities Revenue)	4.77	8-1-2015	3,000,000	3,162,480

Louisiana: 0.50%
Louisiana Gas & Fuels Tax Build America Bonds Series A-4 (Tax Revenue) ø	2.69	5-1-2043	3,000,000	3,000,150

Michigan: 0.32%
Michigan Strategic Fund Limited (Resource Recovery Revenue) ±	4.25	8-1-2031	1,885,000	1,904,039

New Jersey: 0.50%
Atlantic City NJ Tax Appeal (GO, AGM Insured)	2.13	12-15-2013	3,000,000	3,000,330

Ohio: 0.49%
Columbus Franklin County OH Finance Authority Research & Development (IDR)	3.45	2-15-2015	2,885,000	2,938,113

Oregon: 0.72%
Portland OR Taxable Pension (GO) ±	0.08	6-1-2019	4,525,000	4,344,000

South Carolina: 0.50%
South Carolina State Public Service Authority Series D (GO) ±	1.06	6-1-2015	3,000,000	3,007,290

Texas: 0.17%
Mission TX Economic Development Corporation Republic Services Incorporated Project (Solid Waste Revenue) ±	0.95	1-1-2026	1,000,000	1,000,000

Wisconsin: 0.33%
Menomonee Falls WI (GO)	4.25	11-1-2014	2,000,000	2,006,160

Total Municipal Obligations (Cost $37,347,047)				37,267,053

Non-Agency Mortgage Backed Securities: 9.51%
Bank of America Commercial Mortgage Incorporated Series 2004-1 Class A4	4.76	11-10-2039	1,299,287	1,306,251
Bank of America Mortgage Securities Series 2002-K Class 3A1 ±	2.75	10-20-2032	23,601	23,620
Bear Stearns Commercial Mortgage Securities Incorporated Series 2004-T14 Class A4 ±	5.20	1-12-2041	843,409	852,747
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR 9 Class A4A	4.87	9-11-2042	2,827,000	2,990,186
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR-7 Class A3 ±	5.12	2-11-2041	2,055,000	2,153,400
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR8 Class A4	4.67	6-11-2041	2,792,127	2,927,484
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-T18 Class A4 ±	4.93	2-13-2042	2,509,355	2,619,021
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-T20 Class A4A ±	5.29	10-12-2042	1,100,000	1,179,494
CD Commercial Mortgage Trust Series 2005-CD1 Class A4 ±	5.39	7-15-2044	2,500,000	2,678,368
Commercial Mortgage Pass-Through Trust Series 2005-C6 Class A5A ±	5.12	6-10-2044	2,794,000	2,972,729
Commercial Mortgage Pass-Through Trust Series 2012-CR2 Class A1	0.82	8-15-2045	2,042,973	2,031,416
Commercial Mortgage Pass-Through Trust Series 2010-C1 Class A1 144A	3.16	7-10-2046	2,757,025	2,853,706

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Short-Term Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
ContiMortgage Home Equity Trust Series 1996-2 (c)(i)	0.00%	7-15-2027	$1,120,604	$6,242
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±	1.95	6-19-2031	343,665	338,807
Countrywide Home Loans Mortgage Pass-Through Trust Series 2004-20 Class 3A1 ±	2.25	9-25-2034	99,119	76,893
Credit Suisse First Boston Mortgage Securities Corporation Series 2006-C1 Class AAB ±	5.57	2-15-2039	1,640,077	1,676,316
Drexel Burnham Lambert CMO Trust Series T Class 4	8.45	9-20-2019	137,947	151,125
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 ±	1.31	9-25-2033	700,215	698,484
FDIC Series 2013-R1 Class A 144A	1.15	3-25-2033	2,256,749	2,232,741
GE Capital Commercial Mortgage Corporation Series 2004-C2 Class A4	4.89	3-10-2040	2,731,809	2,761,033
Golden National Mortgage Asset-Backed Certificates Series 1998-GN1 Class M2 (i)	8.02	2-25-2027	61,118	61,112
GSMPS Mortgage Loan Trust Series 1998-1 Class A ±144A	8.00	9-19-2027	425,255	439,259
GSMPS Mortgage Loan Trust Series 2006-RP2 Class 1AF1 ±144A	0.58	4-25-2036	1,367,906	1,143,817
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2007-CB18 Class A4	5.44	6-12-2047	2,800,000	3,068,338
Lehman Brothers UBS Commercial Mortgage Trust Series 2004-C6 Class A6 ±	5.02	8-15-2029	400,000	407,932
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C1 Class A4	4.74	2-15-2030	3,062,000	3,177,615
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C5 Class 4	4.95	9-15-2030	3,530,000	3,732,640
Master Mortgages Trust Series 2002-3 Class 4A1 ±	2.50	10-25-2032	12,093	11,901
Merrill Lynch Mortgage Trust Series 2004-KEY 2 Class A4 ±	4.86	8-12-2039	1,190,000	1,221,875
Morgan Stanley Capital I Series 2005-IQ10 Class A4A ±	5.23	9-15-2042	3,142,741	3,328,719
Morgan Stanley Capital I Series 2005-T19 Class A4A	4.89	6-12-2047	2,555,000	2,695,505
Morgan Stanley Dean Witter Capital I Series 2005-IQ9 Class A5	4.70	7-15-2056	1,000,000	1,036,018
National Credit Union Administration Board Guaranteed Notes Series 2010-C1 Class APT	2.65	10-29-2020	2,489,697	2,553,242
Nomura Asset Acceptance Corporation Series 2005-AR1 Class 1A1 ±	2.83	2-25-2035	1,326,191	1,311,285
Salomon Brothers Mortgage Securities VI Series 1987-3 Class A ¤	0.00	10-23-2017	512	511
Structured Mortgage Asset Residential Trust Series 1992-5B Class BO (i)¤	0.00	6-25-2023	8,450	8,159
Terwin Mortgage Trust Series 2004-21HE Class 1A1 ±	1.14	12-25-2034	26,911	25,135
Wilshire Funding Corporation Series 1996-3 Class M2 ±	5.83	8-25-2032	109,280	107,189
Wilshire Funding Corporation Series 1996-3 Class M3 ±	5.83	8-25-2032	111,078	106,622
Wilshire Funding Corporation Series 1998-2 Class M1 ±	2.00	12-28-2037	38,265	34,929

Total Non-Agency Mortgage Backed Securities (Cost $57,837,881)				57,001,866

	Dividend yield		Shares

Preferred Stocks: 0.28%

Financials: 0.28%

Commercial Banks: 0.28%
Huntington Bancshares ±	0.76		80,000	1,647,504

Total Preferred Stocks (Cost $1,958,484)				1,647,504

	Interest rate		Principal

U.S. Treasury Securities: 1.17%
U.S. Treasury Note	0.88	1-31-2018	$5,270,000	5,143,193
U.S. Treasury Note	1.38	7-31-2018	1,205,000	1,191,820
U.S. Treasury Note	1.88	2-28-2014	665,000	670,897

Total U.S. Treasury Securities (Cost $7,131,222)				7,005,910

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 13.14%

Consumer Discretionary: 0.86%

Auto Components: 0.34%
Autoliv Incorporated	3.85%	4-30-2014	$2,000,000	$2,017,116

Diversified Consumer Services: 0.52%
Anglo American Capital Company 144A	9.38	4-8-2014	3,000,000	3,141,405

Consumer Staples: 0.52%

Food Products: 0.52%
Tate & Lyle International Finance plc 144A	5.00	11-15-2014	3,000,000	3,118,125

Energy: 1.57%

Oil, Gas & Consumable Fuels: 1.57%
Husky Energy Incorporated	5.90	6-15-2014	3,000,000	3,116,073
Petrobras International Finance Company	2.88	2-6-2015	3,000,000	3,041,259
Petroleos Mexicanos Company	4.88	3-15-2015	3,070,000	3,228,105
				9,385,437

Financials: 8.70%

Capital Markets: 0.85%
Macquarie Group Limited 144A	7.30	8-1-2014	2,005,000	2,112,239
Nomura Holdings Incorporated	2.00	9-13-2016	3,000,000	2,977,734

				5,089,973

Commercial Banks: 6.24%
ABN AMRO Bank NV 144A	1.38	1-22-2016	3,000,000	2,987,100
Bank of Montreal 144A	1.30	10-31-2014	2,500,000	2,524,833
Bank of Nova Scotia 144A	1.65	10-29-2015	3,430,000	3,493,760
Canadian Imperial Bank 144A	0.90	9-19-2014	4,100,000	4,119,475
Canadian Imperial Bank 144A	2.75	1-27-2016	3,000,000	3,131,829
Commonwealth Bank of Australia ±	0.71	7-23-2014	4,000,000	4,008,512
Corporacion Andina De Fomento	3.75	1-15-2016	3,385,000	3,527,441
Nordea Eiendomskreditt 144A	1.88	4-7-2015	6,500,000	6,557,096
Swedbank Hypotek 144A	2.13	8-31-2016	3,000,000	3,068,826
Toronto Dominion Bank «144A	0.88	9-12-2014	4,000,000	4,017,876

				37,436,748

Diversified Financial Services: 0.68%
Abbey National Treasury Services plc	3.05	8-23-2018	1,000,000	1,002,395
WPP Finance	8.00	9-15-2014	2,885,000	3,086,480

				4,088,875

Insurance: 0.93%
Endurance Specialty Holdings Limited	6.15	10-15-2015	2,500,000	2,708,603
QBE Insurance Group Limited 144A	2.40	5-1-2018	2,985,000	2,865,666

				5,574,269

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Short-Term Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.22%

Construction Materials: 0.22%
Lafarge SA 144A	6.20%	7-9-2015	$1,255,000	$1,336,567

Telecommunication Services: 0.78%

Diversified Telecommunication Services: 0.44%
Telefonos de Mexico SA	5.50	1-27-2015	2,510,000	2,646,639

Wireless Telecommunication Services: 0.34%
Telefonica Moviles Chile SA 144A	2.88	11-9-2015	2,000,000	2,025,624

Utilities: 0.49%

Independent Power Producers & Energy Traders: 0.49%
TransAlta Corporation	4.75	1-15-2015	2,820,000	2,950,095

Total Yankee Corporate Bonds and Notes (Cost $78,159,213)				78,810,873

	Yield		Shares
Short-Term Investments: 1.22%

Investment Companies: 1.16%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.09		3,122,445	3,122,445
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(r)(u)	0.14		3,832,630	3,832,630

				6,955,075

			Principal
U.S. Treasury Securities: 0.06%
U.S. Treasury Bill #(z)	0.03	9-19-2013	$350,000	349,997

Total Short-Term Investments (Cost $7,305,070)				7,305,072

Total investments in securities
(Cost $598,308,045) *	99.89%	599,065,276
Other assets and liabilities, net	0.11	676,049

Total net assets	100.00%	$599,741,325

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short-Term Bond Fund	Portfolio of investments—August 31, 2013

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The interest rate shown is the rate in effect at period end.

¤	Security issued in zero coupon form with no periodic interest payments.

(i)	Illiquid security for which the designation as illiquid is unaudited.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $598,313,856 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$4,866,477
Gross unrealized depreciation	(4,115,057)

Net unrealized appreciation	$751,420

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2013	Wells Fargo Advantage Short-Term Bond Fund	21

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$592,110,201
In affiliated securities, at value (see cost below)	6,955,075

Total investments, at value (see cost below)	599,065,276
Receivable for investments sold	2,015,844
Principal paydown receivable	13,930
Receivable for Fund shares sold	1,354,847
Receivable for interest	4,641,442
Receivable for daily variation margin on open futures contracts	60,726
Receivable for securities lending income	1,087
Prepaid expenses and other assets	53,367

Total assets	607,206,519

Liabilities
Dividends payable	178,854
Payable for investments purchased	2,210,470
Payable for Fund shares redeemed	819,648
Payable upon receipt of securities loaned	3,832,630
Advisory fee payable	162,901
Distribution fees payable	11,370
Due to other related parties	102,474
Accrued expenses and other liabilities	146,847

Total liabilities	7,465,194

Total net assets	$599,741,325

NET ASSETS CONSIST OF
Paid-in capital	$599,117,076
Undistributed net investment income	258,763
Accumulated net realized losses on investments	(303,943)
Net unrealized gains on investments	669,429

Total net assets	$599,741,325

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$65,812,381
Shares outstanding – Class A	7,507,656
Net asset value per share – Class A	$8.77
Maximum offering price per share – Class A2	$8.95
Net assets – Class C	$16,685,689
Shares outstanding – Class C	1,905,586
Net asset value per share – Class C	$8.76
Net assets – Institutional Class	$269,123,193
Shares outstanding – Institutional Class	30,685,376
Net asset value per share – Institutional Class	$8.77
Net assets – Investor Class	$248,120,062
Shares outstanding – Investor Class	28,318,150
Net asset value per share – Investor Class	$8.76

Investments in unaffiliated securities (including securities on loan), at cost	$591,352,970

Investments in affiliated securities, at cost	$6,955,075

Total investments, at cost	$598,308,045

Securities on loan, at value	$3,752,937

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short-Term Bond Fund	Statement of operations—year ended August 31, 2013

Investment income
Interest	$11,155,563
Dividends	60,882
Income from affiliated securities	37,842
Securities lending income, net	20,559

Total investment income	11,274,846

Expenses
Advisory fee	2,088,845
Administration fees
Fund level	288,038
Class A	103,756
Class C	29,141
Institutional Class	195,541
Investor Class	472,320
Shareholder servicing fees
Class A	162,119
Class C	45,533
Investor Class	621,474
Distribution fees
Class C	136,600
Custody and accounting fees	40,254
Professional fees	46,506
Registration fees	61,773
Shareholder report expenses	61,931
Trustees’ fees and expenses	10,643
Other fees and expenses	17,297

Total expenses	4,381,771
Less: Fee waivers and/or expense reimbursements	(378,328)

Net expenses	4,003,443

Net investment income	7,271,403

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	2,064,678
Futures transactions	978,294

Net realized gains on investments	3,042,972

Net change in unrealized gains (losses) on:
Unaffiliated securities	(5,706,492)
Futures transactions	(138,190)

Net change in unrealized gains (losses) on investments	(5,844,682)

Net realized and unrealized gains (losses) on investments	(2,801,710)

Net increase in net assets resulting from operations	$4,469,693

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Short-Term Bond Fund	23

	Year ended August 31, 2013		Year ended August 31, 2012

Operations
Net investment income		$7,271,403		$11,526,569
Net realized gains (losses) on investments		3,042,972		(3,124,176)
Net change in unrealized gains (losses) on investments		(5,844,682)		6,556,467

Net increase in net assets resulting from operations		4,469,693		14,958,860

Distributions to shareholders from
Net investment income
Class A		(765,025)		(951,345)
Class C		(77,500)		(173,151)
Institutional Class		(3,571,064)		(6,357,943)
Investor Class		(2,857,617)		(4,041,947)

Total distributions to shareholders		(7,271,206)		(11,524,386)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	4,511,065	39,715,808	4,621,145	40,466,730
Class C	802,264	7,057,514	717,899	6,268,775
Institutional Class	21,596,913	190,360,131	8,806,581	77,078,705
Investor Class	6,399,086	56,331,030	4,487,261	39,169,799

		293,464,483		162,984,009

Reinvestment of distributions
Class A	75,025	660,884	98,269	859,850
Class C	7,821	68,854	16,963	148,155
Institutional Class	216,233	1,904,254	424,162	3,712,251
Investor Class	296,167	2,607,124	412,671	3,607,439

		5,241,116		8,327,695

Payment for shares redeemed
Class A	(4,941,438)	(43,537,034)	(3,312,311)	(28,973,568)
Class C	(1,007,483)	(8,862,824)	(861,195)	(7,524,014)
Institutional Class	(23,189,763)	(204,359,095)	(14,488,745)	(127,045,929)
Investor Class	(6,579,452)	(57,918,194)	(5,078,990)	(44,391,058)

		(314,677,147)		(207,934,569)

Net decrease in net assets resulting from capital share transactions		(15,971,548)		(36,622,865)

Total decrease in net assets		(18,773,061)		(33,188,391)

Net assets
Beginning of period		618,514,386		651,702,777

End of period		$599,741,325		$618,514,386

Undistributed net investment income		$258,763		$241,492

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Short-Term Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS A	2013	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$8.81	$8.76	$8.73	$8.66	$8.23	$8.38
Net investment income	0.10	0.14	0.16	0.05	0.23	0.32
Net realized and unrealized gains (losses) on investments	(0.04)	0.05	0.04	0.07	0.46	(0.15)

Total from investment operations	0.06	0.19	0.20	0.12	0.69	0.17
Distributions to shareholders from
Net investment income	(0.10)	(0.14)	(0.17)	(0.05)	(0.26)	(0.32)
Net asset value, end of period	$8.77	$8.81	$8.76	$8.73	$8.66	$8.23
Total return[3]	0.72%	2.22%	2.33%	1.37%	8.43%	2.14%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.90%	0.89%	0.89%	0.93%	0.95%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.17%	1.63%	1.84%	2.05%	2.64%	3.86%
Supplemental data
Portfolio turnover rate	75%	44%	51%	11%	45%	50%
Net assets, end of period (000s omitted)	$65,812	$69,247	$56,555	$47,121	$41,369	$16,456

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	On June 20, 2008, Advisor Class was renamed Class A.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term Bond Fund	25

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS C	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$8.80	$8.75	$8.73	$8.65	$8.22	$8.37
Net investment income	0.04	0.08	0.10	0.03	0.16	0.26
Net realized and unrealized gains (losses) on investments	(0.04)	0.05	0.03	0.08	0.46	(0.15)

Total from investment operations	0.00	0.13	0.13	0.11	0.62	0.11
Distributions to shareholders from
Net investment income	(0.04)	(0.08)	(0.11)	(0.03)	(0.19)	(0.26)
Net asset value, end of period	$8.76	$8.80	$8.75	$8.73	$8.65	$8.22
Total return[2]	(0.03)%	1.46%	1.45%	1.29%	7.61%	1.35%
Ratios to average net assets (annualized)
Gross expenses	1.62%	1.65%	1.65%	1.65%	1.68%	1.67%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.55%	1.53%
Net investment income	0.42%	0.89%	1.10%	1.28%	1.70%	2.72%
Supplemental data
Portfolio turnover rate	75%	44%	51%	11%	45%	50%
Net assets, end of period (000s omitted)	$16,686	$18,501	$19,510	$14,299	$11,050	$1,199

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Short-Term Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$8.81	$8.77	$8.74	$8.66	$8.24	$8.39
Net investment income	0.13	0.17	0.19	0.06	0.25	0.35
Net realized and unrealized gains (losses) on investments	(0.04)	0.04	0.04	0.08	0.45	(0.15)

Total from investment operations	0.09	0.21	0.23	0.14	0.70	0.20
Distributions to shareholders from
Net investment income	(0.13)	(0.17)	(0.20)	(0.06)	(0.28)	(0.35)
Net asset value, end of period	$8.77	$8.81	$8.77	$8.74	$8.66	$8.24
Total return[2]	1.04%	2.43%	2.66%	1.57%	8.65%	2.47%
Ratios to average net assets (annualized)
Gross expenses	0.53%	0.57%	0.56%	0.56%	0.58%	0.59%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.47%	1.95%	2.17%	2.38%	2.84%	4.22%
Supplemental data
Portfolio turnover rate	75%	44%	51%	11%	45%	50%
Net assets, end of period (000s omitted)	$269,123	$282,512	$327,124	$292,080	$285,559	$77,900

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term Bond Fund	27

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
INVESTOR CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$8.80	$8.76	$8.73	$8.66	$8.23	$8.38
Net investment income	0.10	0.14	0.16	0.05	0.23	0.32
Net realized and unrealized gains (losses) on investments	(0.04)	0.04	0.04	0.07	0.45	(0.15)

Total from investment operations	0.06	0.18	0.20	0.12	0.68	0.17
Distributions to shareholders from
Net investment income	(0.10)	(0.14)	(0.17)	(0.05)	(0.25)	(0.32)
Net asset value, end of period	$8.76	$8.80	$8.76	$8.73	$8.66	$8.23
Total return[2]	0.70%	2.08%	2.30%	1.36%	8.38%	2.09%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.93%	0.92%	0.94%	0.99%	0.99%
Net expenses	0.82%	0.83%	0.83%	0.84%	0.85%	0.85%
Net investment income	1.15%	1.61%	1.82%	2.02%	2.73%	3.87%
Supplemental data
Portfolio turnover rate	75%	44%	51%	11%	45%	50%
Net assets, end of period (000s omitted)	$248,120	$248,254	$248,514	$266,746	$267,625	$250,572

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Short-Term Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Short-Term Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Short-Term Bond Fund	29

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

30	Wells Fargo Advantage Short-Term Bond Fund	Notes to financial statements

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$17,074	$(17,074)

As of August 31, 2013, the Fund had capital loss carryforwards which consist of $385,934 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Advantage Short-Term Bond Fund	31

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in Securities	Quoted price (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Agency securities	$0	$76,468,058	$0	$76,468,058
Asset-backed securities	0	52,983,379	0	52,983,379
Corporate bonds and notes	0	280,575,561	0	280,575,561
Municipal obligations	0	32,923,053	4,344,000	37,267,053
Non-agency mortgage backed securities	0	57,001,866	0	57,001,866
Equity securities
Preferred stocks	0	1,647,504	0	1,647,504
U.S. Treasury securities	7,005,910	0	0	7,005,910
Yankee corporate bonds and notes	0	78,810,873	0	78,810,873
Short-term investments
Investment companies	3,122,445	3,832,630	0	6,955,075
U.S. Treasury securities	349,997	0	0	349,997
	$10,478,352	$584,242,924	$4,344,000	$599,065,276

As of August 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted Prices (Level 1)	Other significant observable inputs (Level 2)	Significant observable inputs (Level 3)	Total
Futures contracts+	$(87,802)	$0	$0	$(87,802)

+	Futures contracts are presented at the unrealized losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. Prior to January 1, 2013, Funds Management received an annual advisory fee which started at 0.40% and declined to 0.30% as the average daily net assets of the Fund increased. For the year ended August 31, 2013, the advisory fee was equivalent to an annual rate of 0.36% of the Fund’s average daily net assets

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase

32	Wells Fargo Advantage Short-Term Bond Fund	Notes to financial statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.80% for Class A shares, 1.55% for Class C shares, 0.48% for Institutional Class and 0.81% for Investor Class shares. Prior to January 1, 2013, the Fund’s expenses were capped at 0.83% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended August 31, 2013, Wells Fargo Funds Distributor, LLC received $1,921 from the sale of Class A shares and $1,494 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2013 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$67,337,875	$439,561,150	$70,466,668	$342,501,926

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2013, the Fund entered into futures contracts for to speculate on interest rates and to help manage the duration of the portfolio.

At August 31, 2013, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at August 31, 2013	Unrealized gains (losses)
12-31-2013	463 Short	5-Year U.S. Treasury Notes	$55,411,696	$(167,270)
12-31-2013	731 Long	2-Year U.S. Treasury Notes	160,637,250	79,468

The Fund had an average notional amount of $124,184,328 in long futures contracts and $29,940,362 in short futures contracts during the year ended August 31, 2013.

Notes to financial statements	Wells Fargo Advantage Short-Term Bond Fund	33

On August 31, 2013, the cumulative unrealized loss on futures contracts in the amount of $87,802 is reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. CAPITAL SHARES

As a result of the transfer of assets from Funds Management, former program manager of the 529 college savings plans for the State of Wisconsin, to a new program manager, the Fund redeemed assets from its Institutional Class on

October 26, 2012 with a value of $96,706,612, representing 16.1% of the Fund. This amount is reflected in the Statement of Changes in Net Assets for the year ended August 31, 2013.

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2013, the Fund paid $740 in commitment fees.

For the year ended August 31, 2013, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $7,271,206 and $11,524,386 of ordinary income for the years ended August 31, 2013 and August 31, 2012, respectively.

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$437,617	$751,420	$(385,934)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

34	Wells Fargo Advantage Short-Term Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Short-Term Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from June 1, 2010 through August 31, 2010 and each of the years in the two-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short-Term Bond Fund as of August 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 28, 2013

Other information (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	35

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $58,725 of income dividends paid during the fiscal year ended August 31, 2013, has been designated as qualified dividend income (QDI).

For the fiscal year ended August 31, 2013, $5,197,264 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2013, 1.32% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo Advantage Short-Term Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	37

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

38	Wells Fargo Advantage Short-Term Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Advantage Short-Term Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

Other information (unaudited)	Wells Fargo Advantage Short-Term Bond Fund	39

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the median performance of the Universe for all periods under review except for the one-year period. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index, for all periods under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the one-year period under review. Funds Management advised the Board about changes in portfolio allocation among some peer funds that may have caused the median performance of the Universe to be higher than the performance of the Fund in the short term. The Board viewed favorably the fact that the performance of the Fund was higher than its benchmark for all periods under review and higher than the median performance of the Universe for all periods under review other than the one-year period.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for all classes except for the Investor Class. The Board viewed favorably the agreed-upon reductions in the net operating expense ratio caps of the Fund’s Investor Class, Class A, Class B and Class C. The Board also noted that not all funds in the expense Group for the Investor Class provide the same level of services.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rate of the Institutional Class of the Fund was in range of the median rate of its expense Group, while the Management Rates for the Invest Class and Class A were higher than the median rates for their respective expense Groups. The Board viewed favorably the agreed-upon revised advisory fee schedule for the Fund. The Board also viewed favorably the agreed-upon reductions in the net operating expense ratio caps of the Fund’s Investor Class, Class A, Class B, and Class C.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

40	Wells Fargo Advantage Short-Term Bond Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board also took into account an agreed-upon revision to the advisory fee schedule for the Fund that revises the breakpoints in the advisory fee schedule for the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Short-Term Bond Fund	41

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

219224 10-13 A221/AR221 08-13

Wells Fargo Advantage

Short-Term High Yield Bond Fund

Annual Report

August 31, 2013

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The views expressed and any forward-looking statements are as of August 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $229 billion in assets under management, as of August 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Short-Term High Yield Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Short-Term High Yield Bond Fund for the 12-month period that ended August 31, 2013. Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields. Most investment-grade bond sectors correspondingly experienced price declines and rising yields during much of 2013. Below-investment-grade securities tended to perform better in 2013 after strong performance over the last four months of 2012. Higher-yield spreads cushioned some of the yield increases from the Treasury markets. The trend toward higher yields began in January 2013 but significantly deepened in May and June 2013. Investment-grade bond sectors declined in value during the 12-month period, with the most notable declines occurring in corporate bonds and better price protection occurring in structured products, such as commercial mortgage-backed securities and asset-backed securities. High-yield securities performed better over the full breadth of the period, generating positive returns despite significant price corrections in June 2013.

The period began with strengthening confidence in the credit markets.

The 12-month period began during a recovery from the May 2012 European credit crisis. By mid-June 2012, a rally in fixed-income securities had begun, and confidence increasingly returned to the credit markets. This carried into the opening months of the period, which began in September 2012. Lower-rated and longer-maturity segments of the fixed-income markets tended to perform well during this time. Most notably, the A rated and BBB rated1 segments of the investment-grade markets outperformed the highest-quality credit tiers and U.S. Treasuries. High-yield securities significantly outperformed the investment-grade credit tiers during this time. These trends largely continued into October 2012.

In November and December 2012, most investment-grade sectors began to throttle down. U.S. Treasuries and treasury inflation-protected securities rallied in November 2012 and outperformed the credit sectors due to a brief flare-up in risk aversion from the deepening recessionary conditions in the eurozone. However, in December 2012, U.S. Treasury yields began to reverse course, shifting higher on growing optimism for economic expansion and appreciating equity values. Most investment-grade credit tiers also saw yields move higher in tandem, resulting in a broad but modest decline in many investment-grade security prices. High-yield securities continued to perform positively during these months, benefiting from sustained investor appetite for higher yield and growing confidence in corporate earnings.

The return of economic optimism in 2013 led to declines in bond prices as yields rose higher.

In the opening months of 2013, U.S. Treasury yields began to once again rise higher on optimistic expectations for a strengthening U.S. economy. Consequently, fixed-income security yields shifted higher and prices declined across much of the U.S. investment-grade bond sectors. U.S. Treasury prices significantly declined in January 2013, most notably in the longer-maturity ranges, as investors began to reprice bond yields for potential interest-rate increases in upcoming years.

In February and March 2013, investment-grade fixed-income markets rebounded when equity market exuberance was reined in by some sobering signs of caution from mixed economic indicators. Investors again returned to the U.S. Treasury

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to shareholders (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	3

market, driving yields lower and bond prices higher. These appreciating trends strengthened during the volatile month of April 2013, when the market was rattled by geopolitical events, domestic terrorism in Boston, and uncertain global economic conditions. U.S. Treasury prices increased sharply, temporarily erasing all their price losses endured in January 2013 and, in fact, crossing over into positive gains.

For the core bond investment-grade markets, this recovery in bond prices only proved temporary. The month of May 2013 unleashed a massive rally in the U.S. equity markets; consequently, U.S. Treasury prices declined again, while investment-grade corporate bonds and structured products correspondingly also declined in price. These market moves resulted in the largest monthly losses across the investment-grade bond markets in nearly five years.

The depreciating trends for bonds deepened in mid-June 2013 based on comments from Federal Reserve (Fed) Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. For the last two weeks of June 2013, that debate appeared to play out daily, as volatility buffeted both the equity and bond markets, finally ending in yet another sustained rally in equities and a modest retreat in bond prices. Both investment-grade bonds and high-yield bonds posted their worst monthly returns of the year in June 2013—investment-grade securities had their largest quarterly decline in nine years during the second quarter.

In July and August 2013, equity exuberance quieted a bit, and fixed-income markets stabilized. Returns were mixed, with slightly negative returns in the highest-quality securities to modestly positive in the lower credit tiers. On the whole, the declines in bond prices during May, June, and August 2013 culminated in negative returns across the investment-grade markets during the period. High-yield markets better preserved their strong positive gains from the final months of 2012 and generated positive returns for the full the 12-month period. Thus, the theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

4	Wells Fargo Advantage Short-Term High Yield Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kevin J. Maas, CFA

Thomas M. Price, CFA

Michael J. Schueller, CFA

Average annual total returns1 (%) as of August 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SSTHX)	2-29-2000	0.07	4.23	4.30	3.17	4.87	4.62	0.95	0.82
Class C (WFHYX)	3-31-2008	1.40	4.07	3.88	2.40	4.07	3.88	1.70	1.57
Administrator Class (WDHYX)	7-30-2010	–	–	–	3.21	4.94	4.66	0.89	0.66
Institutional Class (STYIX)	11-30-2012	–	–	–	3.17	4.93	4.65	0.62	0.51
Investor Class (STHBX)	6-30-1997	–	–	–	3.13	4.83	4.63	0.98	0.85
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index[4]	–	–	–	–	6.62	9.49	7.44	–	–
Short-Term High Yield Bond Index III[5]	–	–	–	–	7.25	9.87	7.77	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	5

Growth of $10,000 investment[6] as of August 31, 2013

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to include the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through December 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.81% for Class A, 1.56% for Class C, 0.65% for Administrator Class, 0.50% for Institutional Class, and 0.84% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

5.	The Short-Term High Yield Bond Index III is comprised of 70% of BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index and 30% of BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index. The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Short-Term High Yield Bond Index III and the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

7.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings. Credit quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds on a scale of AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

6	Wells Fargo Advantage Short-Term High Yield Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmarks, the Short-Term High Yield Bond Index III and the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1–5 Year Index, for the 12-month period that ended August 31, 2013.

■	The primary driver of the Fund’s underperformance was our continued conservative credit selection relative to the benchmarks as credit spreads rallied substantially over the 12-month period. The Fund was underweight in riskier assets that performed well during the period.

■	We continue to believe that we are in a period of slow economic growth and solid credit fundamentals, including a below-average default rate. Given our objective of delivering a lower volatility offering in the high-yield space, we intend to continue with our conservative credit selection.

It was a tale of two distinct periods across the high-yield market.

The high-yield market was strong from the beginning of the period through early May 2013, reaching a record-high price and record-low yield on May 9, 2013. Soon after, market rumors surfaced regarding the Federal Reserve’s (Fed) potential tapering of its asset purchases. These intentions were subsequently confirmed by Fed Chairman Bernanke. Tapering fears led to higher Treasury rates, which negatively affected the high-yield market. High-yield prices fell approximately 6% from the May 2013 high through late June 2013 and rebounded modestly through August 2013. Spreads widened through June 2013 but recovered approximately half of the widening over the last two months of the period.

Despite the increased volatility over the last four months of the period, credit fundamentals remained in solid shape at the close of the period. Earnings continued to grow, and balance sheets remained in good condition. The default rate for the high-yield market ended the period near 3%, below the long-term average rate of 4.5%. In our view, default rates will likely remain low through 2014 as most high-yield issuers have used the capital markets to refinance their near-term maturities at lower interest rates.

Throughout the period, our view on the economic recovery became more optimistic. We were not expecting a strong economic rebound but gained confidence that the slow growth recovery would continue. Slow growth, in our view, is more than sufficient to support the credit prospects of higher-quality high-yield issuers.

Ten largest long-term holdings[7] (%) as of August 31, 2013
Constellation Brands Incorporated, 7.25%, 9-1-2016	1.00
Virgin Media Investment Holdings Limited, 3.50%, 6-8-2020	0.96
Energy XXI Gulf Coast Incorporated, 9.25%, 12-15-2017	0.95
United Rentals Incorporated, 5.75%, 7-15-2018	0.92
FMG Resources Limited, 7.00%, 11-1-2015	0.91
Limited Brands Incorporated, 6.90%, 7-15-2017	0.91
Sally Beauty Holdings Incorporated, 6.88%, 11-15-2019	0.91
Spectrum Brands Holdings Incorporated, 9.50%, 6-15-2018	0.89
Transdign Group Incorporated, 3.75%, 2-28-2020	0.89
Service Corporation International, 7.00%, 6-15-2017	0.89

The Fund primarily invests in relatively higher-rated short-term high-yield securities.

The primary detractor from the Fund’s performance was its conservative positioning relative to the Short-Term High Yield Bond Index III and the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1–5 Year Index. At the close of the period, the Fund was positioned to generate less income with less exposure to improving credit spreads than the indexes. Thus, the strategy typically lags its benchmarks when prices significantly rise.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	7

Credit quality[8] as of August 31, 2013

The Fund’s portfolio strategy did not change significantly during the period.

Our investments continued to fit into three principal categories. The first category is composed of short maturity bonds that we expect to be repaid on the maturity date. The second category is made up of bonds with high coupons that we expect to be refinanced on a call date. These two categories comprised more than 70% of the portfolio during the period. The third category consists of floating-rate term loans, or leveraged loans. Our position in this category remained in the mid-20% range during the period.

Fear of higher rates created huge demand throughout the period for leveraged loans due to the floating-rate feature. For most of the period, loans were better value than bonds. Our goal during that time was to increase our loan exposure, but demand for security paper created a scarcity of reasonably-priced loans. The offerings that tended to be available were well above par, leaving investors exposed to refinancing risk as loans are prepayable at par. With bond prices correcting lower at the end of the period, bond values looked more attractive than loans. We intend to continue evaluating those relative opportunities for the Fund in the upcoming period.

Please see footnotes on page 5.

8	Wells Fargo Advantage Short-Term High Yield Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2013	Ending account value 8-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,008.70	$4.10	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Class C
Actual	$1,000.00	$1,004.89	$7.88	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.93	1.56%
Administrator Class
Actual	$1,000.00	$1,008.28	$3.29	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Institutional Class
Actual	$1,000.00	$1,009.04	$2.53	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%
Investor Class
Actual	$1,000.00	$1,008.54	$4.25	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Short-Term High Yield Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 62.58%

Consumer Discretionary: 18.04%

Auto Components: 2.58%
American Axle & Manufacturing Holdings Incorporated 144A	9.25%	1-15-2017	$7,444,000	$7,946,470
Lear Corporation	7.88	3-15-2018	8,973,000	9,556,245
Tenneco Automotive Incorporated	7.75	8-15-2018	7,270,000	7,797,075
TRW Automotive Incorporated 144A	7.25	3-15-2017	7,400,000	8,362,000
TRW Automotive Incorporated 144A	8.88	12-1-2017	3,325,000	3,516,188

				37,177,978

Automobiles: 0.56%
Chrysler Group LLC	8.00	6-15-2019	7,415,000	8,054,544

Diversified Consumer Services: 2.49%
ADT Corporation	2.25	7-15-2017	7,745,000	7,275,576
Avis Budget Car Rental LLC ±	2.76	5-15-2014	4,741,000	4,741,047
Avis Budget Car Rental LLC	4.88	11-15-2017	7,880,000	7,998,200
Hertz Corporation	7.50	10-15-2018	2,870,000	3,099,600
Service Corporation International	7.00	6-15-2017	11,641,000	12,775,998

				35,890,421

Hotels, Restaurants & Leisure: 1.46%
Burger King Corporation	9.88	10-15-2018	3,075,000	3,459,375
MGM Resorts International	6.63	7-15-2015	6,000,000	6,390,000
MGM Resorts International	7.50	6-1-2016	4,975,000	5,472,500
Seminole Indian Tribe of Florida 144A	7.75	10-1-2017	5,340,000	5,673,750

				20,995,625

Household Durables: 2.90%
DR Horton Incorporated «	3.63	2-15-2018	2,000,000	1,940,000
DR Horton Incorporated	4.75	5-15-2017	5,750,000	5,893,750
DR Horton Incorporated	6.13	1-15-2014	3,000,000	3,045,000
Jarden Corporation	7.50	5-1-2017	10,000,000	11,125,000
Lennar Corporation 144A	4.13	12-1-2018	7,000,000	6,650,000
Mohawk Industries Incorporated	6.38	1-15-2016	6,900,000	7,546,454
Pulte Group Incorporated	7.63	10-15-2017	4,880,000	5,514,400

				41,714,604

Leisure Equipment & Products: 0.43%
Easton Bell Sports Incorporated	9.75	12-1-2016	5,830,000	6,194,375

Media: 4.75%
Allbritton Communications Company	8.00	5-15-2018	7,655,000	8,267,400
Belo Corporation	8.00	11-15-2016	2,080,000	2,184,000
CSC Holdings LLC	7.63	7-15-2018	7,750,000	8,815,625
DISH DBS Corporation	4.63	7-15-2017	12,500,000	12,656,250
Gannett Companies Incorporated	8.75	11-15-2014	5,000,000	5,400,000
Lamar Media Corporation Series C	9.75	4-1-2014	7,500,000	7,818,750
Sinclair Television Group 144A	9.25	11-1-2017	10,750,000	11,368,125

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
Sirius XM Radio Incorporated 144A	7.63%	11-1-2018	$4,217,000	$4,585,988
Sirius XM Radio Incorporated 144A	8.75	4-1-2015	6,500,000	7,293,000

				68,389,138

Multiline Retail: 0.18%
Macy’s Retail Holdings Incorporated	5.75	7-15-2014	2,500,000	2,606,290

Specialty Retail: 1.85%
AutoNation Incorporated	6.75	4-15-2018	357,000	401,625
Limited Brands Incorporated	6.90	7-15-2017	11,725,000	13,132,000
Sally Beauty Holdings Incorporated	6.88	11-15-2019	12,030,000	13,112,700

				26,646,325

Textiles, Apparel & Luxury Goods: 0.84%
Hanesbrands Incorporated	8.00	12-15-2016	3,375,000	3,569,063
Jones Group Incorporated	5.13	11-15-2014	8,250,000	8,518,125

				12,087,188

Consumer Staples: 3.74%

Beverages: 1.86%
Constellation Brands Incorporated	7.25	9-1-2016	12,750,000	14,423,438
Cott Beverages Incorporated	8.38	11-15-2017	11,768,000	12,356,400

				26,779,838

Food Products: 0.99%
Dean Foods Company	7.00	6-1-2016	5,000,000	5,475,000
TreeHouse Foods Incorporated	7.75	3-1-2018	8,205,000	8,697,300

				14,172,300

Household Products: 0.89%
Spectrum Brands Holdings Incorporated	9.50	6-15-2018	11,690,000	12,859,000

Energy: 10.61%

Energy Equipment & Services: 2.48%
Exterran Holdings Incorporated	7.25	12-1-2018	4,770,000	5,056,200
Hercules Offshore Incorporated 144A	7.13	4-1-2017	9,455,000	10,022,300
SESI LLC	6.38	5-1-2019	9,370,000	9,861,925
Targa Resources Partners LP	7.88	10-15-2018	9,955,000	10,776,288

				35,716,713

Oil, Gas & Consumable Fuels: 8.13%
Arch Coal Incorporated «	8.75	8-1-2016	1,235,000	1,194,863
Berry Petroleum Companies Class A	10.25	6-1-2014	5,194,000	5,453,700
Chesapeake Energy Corporation	3.25	3-15-2016	965,000	967,413
Chesapeake Energy Corporation	9.50	2-15-2015	7,700,000	8,498,875
CITGO Petroleum Corporation 144A	11.50	7-1-2017	9,500,000	10,545,000
Comstock Resources Incorporated	8.38	10-15-2017	9,250,000	9,666,250
Consol Energy Incorporated	8.00	4-1-2017	9,000,000	9,495,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Short-Term High Yield Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Energy XXI Gulf Coast Incorporated	9.25%	12-15-2017	$12,295,000	$13,678,188
Kinder Morgan Finance Company LLC 144A	6.00	1-15-2018	2,000,000	2,166,200
Kinder Morgan Incorporated	5.15	3-1-2015	7,000,000	7,323,141
Kodiak Oil & Gas Corporation	8.13	12-1-2019	8,335,000	9,126,825
Peabody Energy Corporation	7.38	11-1-2016	6,800,000	7,599,000
Petrohawk Energy Corporation	10.50	8-1-2014	5,500,000	5,727,150
Plains Exploration & Production Company	6.13	6-15-2019	5,375,000	5,665,519
Regency Energy Partners Company	6.88	12-1-2018	10,051,000	10,779,698
Tesoro Corporation	4.25	10-1-2017	4,000,000	4,050,000
Tesoro Corporation	9.75	6-1-2019	1,000,000	1,096,250
Whiting Petroleum Corporation	7.00	2-1-2014	4,000,000	4,080,000

				117,113,072

Financials: 8.23%

Commercial Banks: 1.81%
AmSouth Bancorporation	5.20	4-1-2015	5,370,000	5,660,431
CIT Group Incorporated	4.25	8-15-2017	9,700,000	9,821,250
CIT Group Incorporated 144A	4.75	2-15-2015	3,000,000	3,097,500
Zions Bancorporation	7.75	9-23-2014	7,000,000	7,452,641

				26,031,822

Consumer Finance: 6.17%
Ally Financial Incorporated ±	2.95	7-18-2016	4,200,000	4,226,628
Ally Financial Incorporated	5.50	2-15-2017	9,500,000	10,004,802
Discover Financial Services Company	6.45	6-12-2017	7,900,000	8,915,972
Ford Motor Credit Company LLC	3.88	1-15-2015	2,000,000	2,059,406
Ford Motor Credit Company LLC	8.00	12-15-2016	8,000,000	9,294,944
Ford Motor Credit Company LLC	8.70	10-1-2014	3,500,000	3,767,453
General Motors Financial Company Incorporated 144A	4.75	8-15-2017	11,660,000	12,024,375
General Motors Financial Company Incorporrated 144A	3.25	5-15-2018	880,000	844,800
JBS USA Finance Incorporated	11.63	5-1-2014	6,000,000	6,300,000
Nielsen Finance LLC	11.63	2-1-2014	6,975,000	7,263,068
SLM Corporation	3.88	9-10-2015	8,000,000	8,140,000
SLM Corporation Series A	5.00	4-15-2015	7,000,000	7,210,000
Toll Brothers Finance Corporation	8.91	10-15-2017	7,450,000	8,753,750

				88,805,198

Diversified Financial Services: 0.17%
PHH Corporation	9.25	3-1-2016	2,143,000	2,496,595

REITs: 0.08%
Host Marriott LP Series Q	6.75	6-1-2016	1,100,000	1,115,420

Health Care: 4.15%

Health Care Equipment & Supplies: 0.54%
Fresenius US Finance II Incorporated 144A	9.00	7-15-2015	7,000,000	7,796,250

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services: 3.61%
DaVita HealthCare Partners Incorporated	6.38%	11-1-2018	$7,100,000	$7,455,000
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	5,820,000	6,460,200
Hanger Incorporated	7.13	11-15-2018	9,605,000	10,241,331
Health Management Associates Incorporated	6.13	4-15-2016	11,341,000	12,390,043
HealthSouth Corporation	7.25	10-1-2018	8,000,000	8,600,000
Universal Health Services Incorporated	7.00	10-1-2018	6,500,000	6,833,125

				51,979,699

Industrials: 6.29%

Building Products: 0.70%
Masco Corporation	6.13	10-3-2016	9,109,000	10,065,445

Commercial Services & Supplies: 2.63%
Case Corporation	7.25	1-15-2016	5,500,000	5,995,000
Deluxe Corporation	5.13	10-1-2014	5,000,000	5,125,000
International Lease Finance Corporation	4.88	4-1-2015	5,000,000	5,137,500
International Lease Finance Corporation	5.65	6-1-2014	5,000,000	5,125,000
RR Donnelley & Sons Company «	5.50	5-15-2015	6,250,000	6,625,000
Swift Services Holdings Incorporated	10.00	11-15-2018	6,475,000	7,154,875
West Corporation	8.63	10-1-2018	2,550,000	2,760,375

				37,922,750

Electrical Equipment: 0.34%
General Cable Corporation ±	2.65	4-1-2015	5,000,000	4,931,250

Machinery: 1.70%
Case New Holland Incorporated	7.75	9-1-2013	3,500,000	3,500,000
Case New Holland Incorporated	7.88	12-1-2017	2,000,000	2,300,000
CNH Capital America LLC Company	3.88	11-1-2015	2,000,000	2,040,000
Manitowoc Company Incorporated	9.50	2-15-2018	1,625,000	1,750,938
Oshkosh Corporation	8.25	3-1-2017	2,985,000	3,186,488
SPX Corporation	6.88	9-1-2017	5,245,000	5,808,838
SPX Corporation	7.63	12-15-2014	5,470,000	5,825,550

				24,411,814

Trading Companies & Distributors: 0.92%
United Rentals Incorporated	5.75	7-15-2018	12,430,000	13,269,025

Information Technology: 2.84%

Communications Equipment: 0.84%
CC Holdings GS V LLC	2.38	12-15-2017	6,000,000	5,873,646
Crown Castle International Corporation	7.13	11-1-2019	5,875,000	6,315,625

				12,189,271

Electronic Equipment, Instruments & Components: 0.63%
Jabil Circuit Incorporated	7.75	7-15-2016	8,000,000	9,060,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Short-Term High Yield Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

IT Services: 1.37%
Cardtronics Incorporated	8.25%	9-1-2018	$8,340,000	$8,944,650
iGATE Corporation	9.00	5-1-2016	10,000,000	10,775,000

				19,719,650

Materials: 3.40%

Chemicals: 0.45%
Celanese US Holdings LLC	6.63	10-15-2018	5,999,000	6,403,933

Construction Materials: 0.35%
Vulcan Materials	6.50	12-1-2016	4,625,000	5,087,500

Containers & Packaging: 1.71%
Graphic Packaging International Company	7.88	10-1-2018	3,482,000	3,786,675
Greif Incorporated	6.75	2-1-2017	4,400,000	4,818,000
Owens Brockway Glass Container Incorporated	7.38	5-15-2016	6,350,000	7,127,875
Owens-Illinois Incorporated	7.80	5-15-2018	7,835,000	8,931,900

				24,664,450

Metals & Mining: 0.23%
US Steel Corporation «	7.00	2-1-2018	3,150,000	3,323,250

Paper & Forest Products: 0.66%
Boise Paper Holdings LLC	9.00	11-1-2017	9,000,000	9,472,500

Telecommunication Services: 3.96%

Diversified Telecommunication Services: 1.99%
Centurylink Incorporated	6.00	4-1-2017	9,250,000	9,897,500
Cincinnati Bell Incorporated	8.25	10-15-2017	9,635,000	10,097,480
Windstream Corporation	7.88	11-1-2017	7,750,000	8,602,500

				28,597,480

Wireless Telecommunication Services: 1.97%
CCO Holdings LLC	7.00	1-15-2019	4,625,000	4,890,938
CCO Holdings LLC	7.25	10-30-2017	8,500,000	9,010,000
MetroPCS Wireless Incorporated	7.88	9-1-2018	3,350,000	3,626,375
Sprint Nextel Corporation	6.00	12-1-2016	10,225,000	10,838,500

				28,365,813

Utilities: 1.32%

Independent Power Producers & Energy Traders: 1.32%
AES Corporation	7.75	10-15-2015	3,146,000	3,499,925
AES Corporation	8.00	10-15-2017	5,000,000	5,750,000
NRG Energy Incorporated	7.63	5-15-2019	9,250,000	9,781,875

				19,031,800

Total Corporate Bonds and Notes (Cost $902,479,972)				901,138,326

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 0.69%

California: 0.57%
California Judgment Trust (Miscellaneous Revenue) ±	1.62%	6-1-2015	$3,175,000	$3,157,982
Oakland CA Redevelopment Agency Refunding Bond Subordinated Housing Set Aside Series 2006A (Tax Revenue, Ambac Insured)	5.38	9-1-2016	5,000,000	5,053,850

				8,211,832

Michigan: 0.12%
Wayne County MI (Tax Revenue)	5.00	9-15-2013	1,711,000	1,710,350

Total Municipal Obligations (Cost $9,852,307)				9,922,182

Non-Agency Mortgage Backed Securities: 0.00%
Salomon Brothers Mortgage Securities VII Series 1994-5 Class B2 ±(i)	2.92	4-25-2024	71,360	59,842

Total Non-Agency Mortgage Backed Securities (Cost $71,986)				59,842

Term Loans: 23.86%
Allison Transmission Incorporated	3.19	8-7-2017	9,094,150	9,109,338
ARAMARK Corporation	3.69	7-26-2016	253,281	253,914
ARAMARK Corporation	3.78	7-26-2016	2,612,497	2,619,028
Berry Plastics Group Incorporated	3.50	2-7-2020	9,127,125	9,052,191
Biomet Incorporated	3.18	3-25-2015	1,047,612	1,055,469
Biomet Incorporated	3.96	7-25-2017	7,940,000	7,955,880
Burger King Corporation	3.75	9-27-2019	7,646,479	7,679,894
BWAY Corporation	4.50	8-7-2017	10,049,500	10,115,425
CDW LLC	3.50	4-29-2020	11,970,000	11,830,310
Cequel Communications LLC	3.50	2-14-2019	2,992,424	2,995,028
Chrysler Group LLC	4.25	5-24-2017	7,869,622	7,957,132
Cinemark USA Incorporated	3.19	12-18-2019	995,000	998,572
Community Health Systems Incorporated	3.76	1-25-2017	9,000,000	9,024,750
DaVita Incorporated	4.50	10-20-2016	4,875,000	4,905,420
DigitalGlobe Incorporated	3.75	1-31-2020	498,750	502,022
Generac Power Systems Incorporated	3.50	5-29-2020	11,585,000	11,516,185
HCA Incorporated	2.68	2-2-2016	6,826,832	6,813,178
HCA Incorporated <	3.03	3-31-2017	9,000,000	8,992,170
Iasis Healthcare LLC	4.50	5-3-2018	7,850,474	7,889,727
Ineos US Finance LLC	4.00	5-4-2018	9,298,475	9,219,995
Intelsat Jackson Holdings Limited	4.25	4-2-2018	9,882,837	9,947,076
Interactive Data Corporation	3.75	2-11-2018	500,000	498,645
KAR Auction Services Incorporated	3.75	5-19-2017	7,297,757	7,317,826
Lifepoint Hospitals Incorporated	2.69	7-24-2017	6,965,000	6,995,507
Manitowoc Company Incorporated	4.25	11-13-2017	942,950	944,119
Michaels Stores Incorporated	3.75	1-28-2020	10,972,500	11,003,333
NBTY Incorporated	3.50	10-1-2017	8,172,889	8,200,595
Neiman Marcus Group Incorporated	4.00	5-16-2018	9,504,282	9,496,013
Novelis Incorporated	3.75	3-10-2017	8,376,786	8,368,074
Omnova Solutions Incorporated	4.25	5-31-2018	2,309,688	2,318,349
Phillips Van Heusen Corporation	3.25	2-13-2020	6,624,886	6,643,105
Pinnacle Foods Finance LLC	3.25	4-29-2020	2,992,500	2,960,091
Progressive Waste Solutions Limited	3.50	10-24-2019	8,457,500	8,478,644
Rexnord LLC <	4.00	8-20-2020	8,685,500	8,587,788

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Short-Term High Yield Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Term Loans (continued)
Reynolds Group Holdings Incorporated	4.75%	9-28-2018	$7,395,866	$7,440,389
SBA Senior Finance II LLC	3.75	9-27-2019	2,980,220	2,991,396
Scientific Games International Incorporated	3.19	6-30-2015	8,396,893	8,305,955
Select Medical Corporation	3.54	2-13-2016	995,000	992,513
Select Medical Corporation	4.00	6-1-2018	4,759,241	4,748,819
Sensata Technologies Finance Company	3.75	5-11-2018	1,718,182	1,728,920
Serta Simmons Holdings LLC	5.00	10-1-2019	1,990,000	1,996,229
Spectrum Brands Incorporated <	0.00	9-4-2019	1,000,000	999,780
Sungard Data Systems Incorporrated	4.00	3-9-2020	6,085,184	6,121,330
Swift Transportation Company LLC	2.93	12-21-2016	1,378,133	1,383,301
Swift Transportation Company LLC	4.00	12-21-2017	4,422,287	4,443,292
Terex Corporation	4.50	4-28-2017	5,056,029	5,111,342
The Hertz Corporation	3.00	3-11-2018	9,128,150	9,122,490
The Hertz Corporation	3.75	3-12-2018	2,238,750	2,240,742
Transdigm Group Incorporated	3.50	2-14-2017	497,500	499,988
Transdigm Group Incorporated	3.75	2-28-2020	12,813,357	12,795,546
UCI International Incorporarted	5.50	7-26-2017	3,561,923	3,570,828
Universal Health Services Incorporated	2.43	11-15-2016	4,642,852	4,657,756
Valeant Pharmaceuticals International Incorporated Series D	1.38	2-13-2019	10,944,724	10,974,712
Vanguard Health Holding Company LLC	3.75	1-29-2016	6,844,323	6,839,190
Virgin Media Investment Holdings Limited	3.50	6-8-2020	13,950,000	13,879,832
Wendy’s International Incorporated	3.25	5-15-2019	2,051,667	2,044,835
West Corporation	3.75	6-29-2018	8,459,895	8,459,895

Total Term Loans (Cost $344,676,978)				343,593,873

Yankee Corporate Bonds and Notes: 4.51%

Consumer Discretionary: 0.72%

Automobiles: 0.72%
Jaguar Land Rover Automobile Company 144A	7.75	5-15-2018	9,650,000	10,446,125

Industrials: 0.74%

Building Products: 0.74%
ArcelorMittal	4.25	8-5-2015	10,250,000	10,557,500

Information Technology: 1.41%

Computers & Peripherals: 0.54%
Seagate Technology HDD Holdings	6.80	10-1-2016	7,000,000	7,787,500

Electronic Equipment, Instruments & Components: 0.87%
Sensata Technologies BV 144A	6.50	5-15-2019	11,709,000	12,470,085

Materials: 1.64%

Metals and Mining: 0.91%
Fortescue Metals Group Limited «144A	7.00	11-1-2015	12,760,000	13,142,800

Paper & Forest Products: 0.73%
Smurfit Kappa Acquisitions 144A	4.88	9-15-2018	8,000,000	8,000,000
UPM Kymmene Corporation 144A	5.63	12-1-2014	2,500,000	2,587,490

				10,587,490

Total Yankee Corporate Bonds and Notes (Cost $64,978,896)				64,991,500

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2013

Security name	Yield	Shares	Value

Short-Term Investments: 8.43%

Investment Companies: 8.43%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.09%	115,816,099	$115,816,099
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.14	5,565,725	5,565,725

Total Short-Term Investments (Cost $121,381,824)			121,381,824

Total investments in securities (Cost $1,443,441,963) *	100.07%	1,441,087,547
Other assets and liabilities, net	(0.07)	(1,056,972)

Total net assets	100.00%	$1,440,030,575

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment. The rate shown is the rate in effect at period end.

«	All or a portion of this security is on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited.

<	All or a portion of the position represents an unfunded term loan commitment.

##	All or portion of this security has been segregated for unfunded term loans.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $1,443,587,713 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$8,759,492
Gross unrealized depreciation	(11,259,658)

Net unrealized depreciation	$(2,500,166)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2013	Wells Fargo Advantage Short-Term High Yield Bond Fund	17

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$1,319,705,723
In affiliated securities, at value (see cost below)	121,381,824

Total investments, at value (see cost below)	1,441,087,547
Cash	495,718
Receivable for Fund shares sold	3,663,053
Receivable for interest	20,396,125
Receivable for securities lending income	2,542
Prepaid expenses and other assets	64,944

Total assets	1,465,709,929

Liabilities
Dividends payable	789,128
Payable for investments purchased	15,186,144
Payable for Fund shares redeemed	3,130,833
Payable upon receipt of securities loaned	5,565,725
Advisory fee payable	330,168
Distribution fees payable	89,595
Due to other related parties	228,841
Accrued expenses and other liabilities	358,920

Total liabilities	25,679,354

Total net assets	$1,440,030,575

NET ASSETS CONSIST OF
Paid-in capital	$1,439,853,329
Overdistributed net investment income	(789,127)
Accumulated net realized gains on investments	3,320,789
Net unrealized losses on investments	(2,354,416)

Total net assets	$1,440,030,575

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$285,726,274
Shares outstanding – Class A	34,813,542
Net asset value per share – Class A	$8.21
Maximum offering price per share – Class A2	$8.46
Net assets – Class C	$133,379,460
Shares outstanding – Class C	16,251,222
Net asset value per share – Class C	$8.21
Net assets – Administrator Class	$550,981,007
Shares outstanding – Administrator Class	67,154,010
Net asset value per share – Administrator Class	$8.20
Net assets – Institutional Class	$211,641,860
Shares outstanding – Institutional Class	25,832,658
Net asset value per share – Institutional Class	$8.19
Net assets – Investor Class	$258,301,974
Shares outstanding – Investor Class	31,470,867
Net asset value per share – Investor Class	$8.21

Investments in unaffiliated securities (including securities on loan), at cost	$1,322,060,139

Investments in affiliated securities, at cost	$121,381,824

Total investments, at cost	$1,443,441,963

Securities on loan, at value	$5,465,102

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short-Term High Yield Bond Fund	Statement of operations—year ended August 31, 2013

Investment income
Interest	$57,025,760
Securities lending income, net	135,134
Income from affiliated securities	128,548

Total investment income	57,289,442

Expenses
Advisory fee	5,605,870
Administration fees
Fund level	630,894
Class A	453,510
Class C	194,072
Administrator Class	530,103
Institutional Class	62,205 [1]
Investor Class	473,462
Shareholder servicing fees
Class A	708,610
Class C	303,237
Administrator Class	1,291,152
Investor Class	622,742
Distribution fees
Class C	909,711
Custody and accounting fees	70,697
Professional fees	55,503
Registration fees	128,778
Shareholder report expenses	103,159
Trustees’ fees and expenses	10,549
Other fees and expenses	41,790

Total expenses	12,196,044
Less: Fee waivers and/or expense reimbursements	(2,080,299)

Net expenses	10,115,745

Net investment income	47,173,697

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	3,396,952
Net change in unrealized gains (losses) on investments	(13,871,308)

Net realized and unrealized gains (losses) on investments	(10,474,356)

Net increase in net assets resulting from operations	$36,699,341

1.	For the period from November 30, 2012 (commencement of class operations) to August 31, 2013

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Short-Term High Yield Bond Fund	19

	Year ended August 31, 2013		Year ended August 31, 2012

Operations
Net investment income		$47,173,697		$37,942,659
Net realized gains (losses) on investments		3,396,952		(362,485)
Net change in unrealized gains (losses) on investments		(13,871,308)		27,268,399

Net increase in net assets resulting from operations		36,699,341		64,848,573

Distributions to shareholders from
Net investment income
Class A		(10,513,974)		(9,592,912)
Class C		(3,582,237)		(3,038,303)
Administrator Class		(20,506,069)		(16,276,949)
Institutional Class		(3,103,533)[1]		N/A
Investor Class		(9,162,511)		(8,793,670)
Net realized gains
Class A		(39,696)		(1,020,607)
Class C		(16,294)		(396,551)
Administrator Class		(72,797)		(1,507,049)
Institutional Class		(720)[1]		N/A
Investor Class		(34,580)		(980,285)

Total distributions to shareholders		(47,032,411)		(41,606,326)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	20,148,710	166,913,214	17,590,353	143,996,918
Class C	7,114,933	58,920,937	5,412,553	44,308,248
Administrator Class	52,099,199	430,972,636	45,381,895	370,447,337
Institutional Class	29,495,940 [1]	243,096,222 [1]	N/A	N/A
Investor Class	20,125,073	166,584,407	21,791,794	177,797,841

		1,066,487,416		736,550,344

Reinvestment of distributions
Class A	1,222,470	10,111,232	1,181,327	9,653,193
Class C	407,267	3,367,963	343,696	2,809,382
Administrator Class	1,777,306	14,688,659	1,364,052	11,156,063
Institutional Class	324,060 [1]	2,672,119 [1]	N/A	N/A
Investor Class	932,578	7,712,933	1,000,677	8,174,691

		38,552,906		31,793,329

Payment for shares redeemed
Class A	(18,180,394)	(150,369,835)	(12,229,453)	(99,883,582)
Class C	(3,715,552)	(30,732,520)	(2,251,113)	(18,420,165)
Administrator Class	(42,406,628)	(350,281,858)	(22,097,995)	(180,623,473)
Institutional Class	(3,987,342)[1]	(32,846,380)[1]	N/A	N/A
Investor Class	(17,698,204)	(146,319,663)	(15,957,501)	(130,392,297)

		(710,550,256)		(429,319,517)

Net increase in net assets resulting from capital share transactions		394,490,066		339,024,156

Total increase in net assets		384,156,996		362,266,403

Net assets
Beginning of period		1,055,873,579		693,607,176

End of period		$1,440,030,575		$1,055,873,579

Overdistributed net investment income		$(789,127)		$(681,688)

1.	For the period from November 30, 2012 (commencement of class operations) to August 31, 2013

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short-Term High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS A	2013	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$8.26	$8.04	$8.18	$8.09	$7.82	$8.31
Net investment income	0.31	0.36	0.40	0.11	0.45	0.40
Net realized and unrealized gains (losses) on investments	(0.05)	0.26	(0.14)	0.09	0.26	(0.49)

Total from investment operations	0.26	0.62	0.26	0.20	0.71	(0.09)
Distributions to shareholders from
Net investment income	(0.31)	(0.36)	(0.40)	(0.11)	(0.44)	(0.40)
Net realized gains	(0.00)[3]	(0.04)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.31)	(0.40)	(0.40)	(0.11)	(0.44)	(0.40)
Net asset value, end of period	$8.21	$8.26	$8.04	$8.18	$8.09	$7.82
Total return[4]	3.17%	7.81%	3.10%	2.43%	9.17%	(0.89)%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.99%	1.00%	1.01%	1.03%	1.08%
Net expenses	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	3.73%	4.33%	4.77%	5.14%	5.50%	5.27%
Supplemental data
Portfolio turnover rate	33%	28%	36%	15%	40%	46%
Net assets, end of period (000s omitted)	$285,726	$261,173	$201,523	$235,754	$212,688	$110,451

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	On June 20, 2008, Advisor Class was renamed Class A.

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term High Yield Bond Fund	21

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS C	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$8.26	$8.04	$8.18	$8.09	$7.82	$8.31
Net investment income	0.25	0.29 [2]	0.33	0.09	0.38	0.34
Net realized and unrealized gains (losses) on investments	(0.06)	0.26	(0.14)	0.09	0.26	(0.49)

Total from investment operations	0.19	0.55	0.19	0.18	0.64	(0.15)
Distributions to shareholders from
Net investment income	(0.24)	(0.29)	(0.33)	(0.09)	(0.37)	(0.34)
Net realized gains	(0.00)[3]	(0.04)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.24)	(0.33)	(0.33)	(0.09)	(0.37)	(0.34)
Net asset value, end of period	$8.21	$8.26	$8.04	$8.18	$8.09	$7.82
Total return[4]	2.40%	7.00%	2.33%	2.24%	8.35%	(1.70)%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.73%	1.75%	1.76%	1.78%	1.76%
Net expenses	1.56%	1.56%	1.56%	1.56%	1.56%	1.56%
Net investment income	2.98%	3.58%	3.97%	4.39%	4.69%	4.50%
Supplemental data
Portfolio turnover rate	33%	28%	36%	15%	40%	46%
Net assets, end of period (000s omitted)	$133,379	$102,780	$71,831	$36,050	$32,985	$11,096

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short-Term High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$8.26	$8.03	$8.18	$8.18
Net investment income	0.32	0.37	0.41	0.03 [2]
Net realized and unrealized gains (losses) on investments	(0.06)	0.27	(0.15)	0.00 [3]

Total from investment operations	0.26	0.64	0.26	0.03
Distributions to shareholders from
Net investment income	(0.32)	(0.37)	(0.41)	(0.03)
Net realized gains	(0.00)[3]	(0.04)	0.00	0.00

Total distributions to shareholders	(0.32)	(0.41)	(0.41)	(0.03)
Net asset value, end of period	$8.20	$8.26	$8.03	$8.18
Total return[4]	3.21%	8.12%	3.15%	0.39%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.92%	0.94%	0.89%
Net expenses	0.65%	0.65%	0.65%	0.64%
Net investment income	3.89%	4.48%	4.87%	4.39%
Supplemental data
Portfolio turnover rate	33%	28%	36%	15%
Net assets, end of period (000s omitted)	$550,981	$459,746	$249,301	$60

1.	For the period from July 30, 2010 (commencement of class operations) to August 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term High Yield Bond Fund	23

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended August 31, 2013[1]
Net asset value, beginning of period	$8.28
Net investment income	0.25
Net realized and unrealized gains (losses) on investments	(0.09)

Total from investment operations	0.16
Distributions to shareholders from
Net investment income	(0.25)
Net realized gains	(0.00)[2]

Total distributions to shareholders	(0.25)
Net asset value, end of period	$8.19
Total return[3]	1.92%
Ratios to average net assets (annualized)
Gross expenses	0.60%
Net expenses	0.50%
Net investment income	4.05%
Supplemental data
Portfolio turnover rate	33%
Net assets, end of period (000s omitted)	$211,642

1.	For the period from November 30, 2012 (commencement of class operations) to August 31, 2013

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Short-Term High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
INVESTOR CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$8.26	$8.03	$8.18	$8.09	$7.82	$8.31
Net investment income	0.31	0.35 [2]	0.39	0.11	0.44	0.40
Net realized and unrealized gains (losses) on investments	(0.06)	0.27	(0.15)	0.08	0.26	(0.49)

Total from investment operations	0.25	0.62	0.24	0.19	0.70	(0.09)
Distributions to shareholders from
Net investment income	(0.30)	(0.35)	(0.39)	(0.10)	(0.43)	(0.40)
Net realized gains	(0.00)[3]	(0.04)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.30)	(0.39)	(0.39)	(0.10)	(0.43)	(0.40)
Net asset value, end of period	$8.21	$8.26	$8.03	$8.18	$8.09	$7.82
Total return[4]	3.13%	7.91%	2.95%	2.42%	9.12%	(0.91)%
Ratios to average net assets (annualized)
Gross expenses	0.97%	1.01%	1.03%	1.05%	1.07%	1.13%
Net expenses	0.84%	0.84%	0.84%	0.85%	0.86%	0.84%
Net investment income	3.70%	4.30%	4.76%	5.10%	5.49%	5.20%
Supplemental data
Portfolio turnover rate	33%	28%	36%	15%	40%	46%
Net assets, end of period (000s omitted)	$258,302	$232,175	$170,952	$177,946	$165,759	$128,789

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Short-Term High Yield Bond Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Short-Term High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

26	Wells Fargo Advantage Short-Term High Yield Bond Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to consent fees. At August 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized gains on investments
$(412,812)	$412,812

Notes to financial statements	Wells Fargo Advantage Short-Term High Yield Bond Fund	27

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Corporate bonds and notes	$0	$901,138,326	$0	$901,138,326
Municipal obligations	0	9,922,182	0	9,922,182
Non-agency mortgaged backed securities	0	59,842	0	59,842
Term loans	0	340,283,011	3,310,862	343,593,873
Yankee corporate bonds and notes	0	64,991,500	0	64,991,500
Short-term investments
Investment companies	115,816,099	5,565,725	0	121,381,824
	$115,816,099	$1,321,960,586	$3,310,862	$1,441,087,547

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase. Prior to January 1, 2013, Funds Management received an annual advisory fee which started at 0.50% and declined to 0.40% as the average daily net assets of the Fund increased. For the year ended August 31, 2013, the advisory fee was equivalent to an annual rate of 0.44% of the Fund’s average daily net assets.

28	Wells Fargo Advantage Short-Term High Yield Bond Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.81% for Class A shares, 1.56% for Class C shares, 0.65% for Administrator Class shares, 0.50% for Institutional Class shares, and 0.84% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended August 31, 2013, Wells Fargo Funds Distributor, LLC received $44,022 from the sale of Class A shares and $14 and $7,130 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2013 were $1,045,187,796 and $393,452,542, respectively.

As of August 31, 2013, the Fund had unfunded term loan commitments of $18,579,738.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2013, the Fund paid $2,521 in commitment fees.

For the year ended August 31, 2013, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Advantage Short-Term High Yield Bond Fund	29

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 were as follows:

	Year ended August 31,
	2013	2012
Ordinary income	$46,868,324	$37,713,860
Long-term capital gain	164,087	3,892,466

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains (losses)
$681,083	$2,785,457	$(2,500,166)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

30	Wells Fargo Advantage Short-Term High Yield Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Short-Term High Yield Bond Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, the period from June 1, 2010 through August 31, 2010 and each of the years or periods in the two-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short-Term High Yield Bond Fund as of August 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 28, 2013

Other information (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $164,087 was designated as long-term capital gain distributions for the fiscal year ended August 31, 2013.

For the fiscal year ended August 31, 2013, $32,991,285 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2013, $295,865 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Short-Term High Yield Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Short-Term High Yield Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Advantage Short-Term High Yield Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Short-Term High Yield Bond Fund	35

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was lower than the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and its benchmark for all periods under review. The Board noted that the Fund, due to its short maturity target and high yield orientation, remains a unique product when compared to the benchmark and the Universe. The Board further noted that the funds in the Fund’s Universe generally had portfolios with (i) a longer average duration and (ii) a wider credit quality distribution, when compared to the Fund’s portfolio. The Board noted that the Fund tends to concentrate its investments in the highest quality of securities within each credit tier, typically avoiding the highest yielding and riskiest securities.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the median rates for the Fund’s expense Groups for all classes except the Investor Class. However, the Board viewed favorably the fact that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the Fund’s expense Groups, including the net operating expense ratios for the Investor Class.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

36	Wells Fargo Advantage Short-Term High Yield Bond Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Short-Term High Yield Bond Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

219225 10-13 A222/AR222 08-13

Wells Fargo Advantage

Ultra Short-Term Income Fund

Annual Report

August 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $229 billion in assets under management, as of August 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Ultra Short-Term Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Ultra Short-Term Income Fund for the 12-month period that ended August 31, 2013. Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields. Most investment-grade bond sectors correspondingly experienced price declines and rising yields during much of 2013. Below-investment-grade securities tended to perform better in 2013 after strong performance over the last four months of 2012. Higher-yield spreads cushioned some of the yield increases from the Treasury markets. The trend toward higher yields began in January 2013 but significantly deepened in May and June 2013. Investment-grade bond sectors declined in value during the 12-month period, with the most notable declines occurring in corporate bonds and better price protection occurring in structured products, such as commercial mortgage-backed securities and asset-backed securities. High-yield securities performed better over the full breadth of the period, generating positive returns despite significant price corrections in June 2013.

The period began with strengthening confidence in the credit markets.

The 12-month period began during a recovery from the May 2012 European credit crisis. By mid-June 2012, a rally in fixed-income securities had begun, and confidence increasingly returned to the credit markets. This carried into the opening months of the period, which began in September 2012. Lower-rated and longer-maturity segments of the fixed-income markets tended to perform well during this time. Most notably, the A rated and BBB rated1 segments of the investment-grade markets outperformed the highest-quality credit tiers and U.S. Treasuries. High-yield securities significantly outperformed the investment-grade credit tiers during this time. These trends largely continued into October 2012.

In November and December 2012, most investment-grade sectors began to throttle down. U.S. Treasuries and treasury inflation-protected securities rallied in November 2012 and outperformed the credit sectors due to a brief flare-up in risk aversion from the deepening recessionary conditions in the eurozone. However, in December 2012, U.S. Treasury yields began to reverse course, shifting higher on growing optimism for economic expansion and appreciating equity values. Most investment-grade credit tiers also saw yields move higher in tandem, resulting in a broad but modest decline in many investment-grade security prices. High-yield securities continued to perform positively during these months, benefiting from sustained investor appetite for higher yield and growing confidence in corporate earnings.

The return of economic optimism in 2013 led to declines in bond prices as yields rose higher.

In the opening months of 2013, U.S. Treasury yields began to once again rise higher on optimistic expectations for a strengthening U.S. economy. Consequently, fixed-income security yields shifted higher and prices declined across much of the U.S. investment-grade bond sectors. U.S. Treasury prices significantly declined in January 2013, most notably in the longer-maturity ranges, as investors began to reprice bond yields for potential interest-rate increases in upcoming years.

In February and March 2013, investment-grade fixed-income markets rebounded when equity market exuberance was reined in by some sobering signs of caution from mixed economic indicators. Investors again returned to the U.S. Treasury market, driving yields lower and bond prices higher. These appreciating trends strengthened during the volatile month of April 2013, when the market was rattled

1.	The ratings indicated are from Standard & Poor’s. Credit-quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to shareholders (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	3

by geopolitical events, domestic terrorism in Boston, and uncertain global economic conditions. U.S. Treasury prices increased sharply, temporarily erasing all their price losses endured in January 2013 and, in fact, crossing over into positive gains.

For the core bond investment-grade markets, this recovery in bond prices only proved temporary. The month of May 2013 unleashed a massive rally in the U.S. equity markets; consequently, U.S. Treasury prices declined again, while investment-grade corporate bonds and structured products correspondingly also declined in price. These market moves resulted in the largest monthly losses across the investment-grade bond markets in nearly five years.

The depreciating trends for bonds deepened in mid-June 2013 based on comments from Federal Reserve (Fed) Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. For the last two weeks of June 2013, that debate appeared to play out daily, as volatility buffeted both the equity and bond markets, finally ending in yet another sustained rally in equities and a modest retreat in bond prices. Both investment-grade bonds and high-yield bonds posted their worst monthly returns of the year in June 2013—investment-grade securities had their largest quarterly decline in nine years during the second quarter.

In July and August 2013, equity exuberance quieted a bit, and fixed-income markets stabilized. Returns were mixed, with slightly negative returns in the highest-quality securities to modestly positive in the lower credit tiers. On the whole, the declines in bond prices during May, June, and August 2013 culminated in negative returns across the investment-grade markets during the period. High-yield markets better preserved their strong positive gains from the final months of 2012 and generated positive returns for the full the 12-month period. Thus, the theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices—investment-grade securities declined most while high-yield securities benefited from higher yields that better-absorbed the changes in Treasury yields.

4	Wells Fargo Advantage Ultra Short-Term Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA

Jay N. Mueller, CFA

Thomas M. Price, CFA

Noah Wise, CFA

Average annual total returns1 (%) as of August 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SADAX)	8-31-1999	(1.49)	1.41	1.89	0.52	1.82	2.10	0.85	0.72
Class C (WUSTX)	7-18-2008	(1.31)	1.04	1.37	(0.31)	1.04	1.37	1.60	1.47
Administrator Class (WUSDX)	4-8-2005	–	–	–	0.67	1.98	2.28	0.79	0.57
Institutional Class (SADIX)	8-31-1999	–	–	–	0.75	2.16	2.53	0.52	0.37
Investor Class (STADX)	11-25-1998	–	–	–	0.37	1.76	2.10	0.88	0.75
Barclays Short-Term U.S. Government/Corporate Index[4]	–	–	–	–	0.30	0.88	–	–	–
Barclays 9-12 Month U.S. Short-Term Treasury Index[5]	–	–	–	–	0.28	0.88	2.11	–	–
Barclays 1-3 Year U.S. Government/Credit Bond Index[6]	–	–	–	–	0.45	2.35	3.00	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	5

Growth of $10,000 investment[7] as of August 31, 2013

*	This index started on August 9, 2004.

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to include the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to include the higher expenses applicable to Administrator Class shares. Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through December 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.70% for Class A, 1.45% for Class C, 0.55% for Administrator Class, 0.35% for Institutional Class, and 0.73% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Short-Term U.S. Government/Corporate Index contains securities that have fallen out of the Barclays U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Barclays Short-Term U.S. Government/Corporate Index must have a maturity from one up to (but not including) 12 months. However, the limited performance history of the index does not allow for comparison to all periods of the Fund’s performance. This index has an inception date of August 9, 2004. You cannot invest directly in an index.

5.	The Barclays 9-12 Month U.S. Short-Term Treasury Index includes aged U.S. Treasury Bills, notes and bonds with a remaining maturity from nine up to (but not including) 12 months. It excludes zero coupon STRIPS. You cannot invest directly in an index.

6.	The Barclays 1-3 Year U.S. Government/Credit Bond Index is the one- to three-year component of the Barclays U.S. Government/Credit Bond Index which includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

7.	The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Barclays Short-Term U.S. Government/Corporate Index, the Barclays 9-12 Month U.S. Short-Term Treasury Index, and the Barclays 1-3 Year U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

8.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Ultra Short-Term Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmarks, the Barclays Short-Term U.S. Government/Corporate Index, the Barclays 9–12 Month U.S. Short-Term Treasury Index, and the Barclays 1–3 Year U.S. Government/Credit Bond Index, for the 12-month period that ended August 31, 2013.

■	The Fund’s large overweight to corporate debt was a significant contributor to relative performance during the period due to the higher incremental yields over Treasuries.

■	The Fund’s holdings in asset-backed securities (ABS) and mortgage-backed securities (MBS) also generated incremental returns.

The Fund was overweight in corporate notes and securitized debt.

During the period, the Fund maintained overweights in short-term corporate notes and securitized debt with underweights in U.S. Treasuries and agency debentures. The Fund’s positions tactically shifted during the period, but ranges for duration positioning were around 0.65 years, with about 95% of holdings having a maturity of three years or less.

More than half the Fund was invested in corporate securities, while the rest of our overweights were predominantly composed of MBS pass-throughs, ABS, and collateralized mortgage obligations (CMOs). Higher incremental yields on corporate debt provided compelling returns; however, some price depreciation occurred in securities with longer maturities within the short-term range of the yield curve, which constrained overall performance. Increasing mortgage rates late in the first quarter and through the second quarter of 2013 had negative pricing effects on some specific mortgage-related securities. On the whole, incremental additional yield spread from corporate notes and securitized debt added relative value for the Fund.

Ten largest long-term holdings[8] (%) as of August 31, 2013
Bank Nederlandse Gemeenten, 5.00%, 5-16-2014	0.88
SpareBank 1 Boligkreditt, 1.25%, 10-25-2014	0.85
Nordea Eiendomskreditt, 1.88%, 4-7-2015	0.77
Stadshypotek AB, 1.45%, 9-30-2013	0.76
Hyundai Auto Lease Securitization Trust Series 2013-B Class A2, 0.75%, 3-15-2016	0.64
Illinois State, 4.42%, 1-1-2015	0.62
CNH Equipment Trust Series 2013-A Class A2, 0.44%, 7-15-2016	0.59
Cox Communications Incorporated, 5.50%, 10-1-2015	0.59
Newell Rubbermaid Incorporated, 2.00%, 6-15-2015	0.58
TCM Sub LLC, 3.55%, 1-15-2015	0.57

The economy was stuck in slow growth mode.

On several occasions over the past four years, there have been indications that gross domestic product (GDP) growth was accelerating, but such hopes have been repeatedly dashed. This continued throughout the period. Real final sales—GDP excluding inventory effects—grew at only a 1.1% average annualized pace in the first half of 2013. Progress in the labor market—of prime concern to policymakers and ordinary citizens alike—was mixed. The unemployment rate fell to 7.3% in August versus 8.1% from a year ago. However, some of the drop in the unemployment rate can be attributed to a falling labor force participation rate, which makes the headline figure look better but does nothing to expand production or income. Consequently, personal income growth has remained excruciatingly slow over the past few quarters, limiting consumer demand and keeping businesses that cater to the retail public in a cautious mode.

Investors got a preview of the potential end of QE3 (third round of quantitative easing).

After more than four years of near-zero interest-rate targets and multiple waves of quantitative easing, Federal Reserve (Fed) Chairman Bernanke suggested in May that the Fed’s aggressive asset-purchase program might soon be scaled back. The bond market reacted to the Chairman’s move to a slightly less dovish posture with a significant repricing of security yields on various maturities. From a low of about 1.6% in early May 2013, the yield on 10-year Treasuries rose above 2% following Chairman Bernanke’s congressional testimony and continued its rise through the summer months, ending August 2013 at nearly 2.8%. Short-term rates moved substantially less over this time period, with the 2-year Treasury note yield climbing from about 0.2% at the beginning of May 2013 to about 0.4% at the end of August 2013.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	7

Portfolio allocation[9] as of August 31, 2013

We intend to be relatively defensive on interest-rate risks in the period ahead.

A reduction in the pace of asset purchases, followed by their complete cessation, followed by a hike in the Fed’s overnight rate targets has long been our base-case scenario. Accordingly, our strategy has been to maintain a roughly neutral duration posture versus the Fund’s benchmarks, believing that interest rates would rise in the intermediate and longer maturity range while remaining fairly stable in the short-duration space.

We maintained our substantial commitment to corporate credit throughout the past 12 months based on attractive valuation and a conviction that macro fundamentals were still generally favorable. We also maintained a significant investment in ABS and MBS throughout the period in the expectation that the yield advantage enjoyed by these securities would generally allow them to outperform Treasuries of similar duration. A rise in volatility associated with the Fed’s rhetorical shift resulted in a short span of underperformance for structured product, but—as with corporates—superior carry resulted in generally positive relative returns for the period as a whole. Going forward, we expect to have a bias toward a defensive duration posture. In our base-case scenario, we expect the credit and structured product sectors of the bond market to outperform Treasuries in the short-duration space, due to their higher yield spreads.

Please see footnotes on page 5.

8	Wells Fargo Advantage Ultra Short-Term Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2013	Ending account value 8-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$999.90	$3.53	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Class C
Actual	$1,000.00	$996.52	$7.30	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38	1.45%
Administrator Class
Actual	$1,000.00	$1,001.83	$2.78	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Institutional Class
Actual	$1,000.00	$1,001.67	$1.77	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.79	0.35%
Investor Class
Actual	$1,000.00	$999.76	$3.68	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.72	0.73%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Ultra Short-Term Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 10.29%
FHLMC ±	2.38%	6-1-2032	$7,893	$8,269
FHLMC ±	2.38	4-1-2032	178,302	189,123
FHLMC ±%%	2.40	1-1-2037	5,135,469	5,424,339
FHLMC ±	2.46	1-1-2029	86,110	86,213
FHLMC ±	2.53	7-1-2029	6,035	6,333
FHLMC ±	2.69	10-1-2031	82,890	82,763
FHLMC	5.50	8-1-2018	1,153,098	1,224,907
FHLMC	6.00	4-1-2016	258,056	269,702
FHLMC	6.00	5-1-2017	468,240	495,104
FHLMC	6.00	1-1-2024	3,509,314	3,839,264
FHLMC	7.00	6-1-2031	447,809	518,836
FHLMC	9.00	11-1-2016	93,474	101,152
FHLMC	9.00	12-1-2016	523,903	562,896
FHLMC	9.00	8-1-2018	126,258	137,617
FHLMC	9.00	10-1-2019	77,730	87,274
FHLMC	9.50	12-1-2016	48,872	52,981
FHLMC	9.50	5-1-2020	24,501	26,681
FHLMC	9.50	9-1-2020	182,356	206,829
FHLMC	9.50	12-1-2022	377,507	420,421
FHLMC	10.00	11-1-2021	57,563	59,982
FHLMC	10.50	5-1-2020	143,454	166,440
FHLMC Series 2582 Class CW	4.50	11-15-2017	17,974	18,056
FHLMC Series 2617 Class GR	4.50	5-15-2018	918,379	969,615
FHLMC Series 2684 Class PE	5.00	1-15-2033	154,670	161,203
FHLMC Series 2690 Class TG	4.50	4-15-2032	861,441	894,443
FHLMC Series 2707 Class QE	4.50	11-15-2018	845,135	901,728
FHLMC Series 2843 Class BC	5.00	8-15-2019	1,983,144	2,153,430
FHLMC Series 2849 Class B	5.00	8-15-2019	3,881,824	4,176,621
FHLMC Series 2855 Class WN	4.00	9-15-2019	834,977	888,133
FHLMC Series 2864 Class NB	5.50	7-15-2033	3,210,000	3,520,924
FHLMC Series 2911 Class UE	5.00	6-15-2033	2,464,472	2,515,482
FHLMC Series 2937 Class HJ	5.00	10-15-2019	781,440	808,450
FHLMC Series 2948 Class KB	4.50	7-15-2019	1,193,143	1,221,920
FHLMC Series 2953 Class LD	5.00	12-15-2034	976,862	1,049,225
FHLMC Series 3589 Class CA	4.00	10-15-2021	1,507,093	1,560,891
FHLMC Series 3643 Class AJ	1.50	7-15-2015	272,595	273,545
FHLMC Series 3647 Class BG	4.00	12-15-2027	1,763,670	1,794,601
FHLMC Series 3834 Class EA	3.50	6-15-2029	1,248,983	1,314,795
FHLMC Series 3842 Class CJ	2.00	9-15-2018	760,331	771,660
FHLMC Series 3952 Class MK	3.00	11-15-2021	2,828,332	2,900,803
FHLMC Series 4157 Class MP	2.50	12-15-2015	30,763	30,758
FHLMC Series K003 Class A3	4.32	12-25-2015	2,025,000	2,160,954
FHLMC Structured Pass-Through Securities Series T-42 Class A6	9.50	2-25-2042	1,136,036	1,340,988
FNMA ±	1.84	10-1-2031	159,813	165,278
FNMA ±	1.98	1-1-2023	24,026	24,063
FNMA ±%%	2.16	12-1-2034	1,051,562	1,106,440
FNMA ±	2.25	5-1-2032	56,190	59,308
FNMA ±	2.34	6-1-2032	169,139	172,248
FNMA ±	2.37	11-1-2031	114,909	120,902
FNMA ±	2.45	5-1-2036	2,037,057	2,173,285

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.45%	12-1-2040	$511,442	$544,412
FNMA	3.03	1-1-2015	2,600,000	2,654,303
FNMA	3.09	5-1-2016	1,181,859	1,230,793
FNMA ±	3.14	4-1-2033	9,250	9,819
FNMA ±	3.45	7-1-2033	67,615	67,631
FNMA	3.85	10-1-2016	7,235,045	7,481,520
FNMA	3.93	8-1-2014	3,235,002	3,253,184
FNMA	4.00	5-25-2019	301,555	319,789
FNMA	4.00	12-15-2024	1,702,498	1,807,125
FNMA	4.22	5-1-2016	2,304,118	2,456,471
FNMA	4.34	2-1-2017	732,729	763,355
FNMA	4.44	9-1-2015	4,049,269	4,339,735
FNMA	4.92	1-1-2014	4,119,648	4,142,414
FNMA	5.00	1-15-2022	6,888,515	7,475,664
FNMA	5.16	1-1-2018	3,073,724	3,327,210
FNMA	5.23	7-1-2018	1,762,995	1,843,719
FNMA	5.24	1-1-2015	2,816,963	2,926,907
FNMA	5.29	8-1-2015	5,809,471	6,214,841
FNMA	5.41	11-1-2013	21,729	21,719
FNMA	6.00	4-1-2021	3,004,574	3,210,712
FNMA	6.50	8-1-2031	952,027	1,075,058
FNMA	7.00	11-1-2014	47,881	48,953
FNMA	7.84	4-1-2018	4,864,995	5,188,080
FNMA	8.33	7-15-2020	64,584	73,829
FNMA	8.50	7-1-2017	345,483	373,176
FNMA	9.00	12-1-2016	335,702	362,539
FNMA	9.00	2-15-2020	191,762	224,408
FNMA	9.00	10-1-2021	122,788	141,158
FNMA	9.00	6-1-2024	163,797	184,738
FNMA	9.50	12-1-2020	133,143	151,184
FNMA	9.50	3-1-2021	36,456	39,902
FNMA	10.00	3-1-2018	54,998	57,073
FNMA	10.25	9-1-2021	147,172	167,728
FNMA	10.50	10-1-2014	18,094	18,334
FNMA	10.50	8-1-2020	6,793	7,759
FNMA	10.50	4-1-2022	199,912	221,836
FNMA Grantor Trust Series 2000-T6 Class A2	9.50	6-25-2030	706,475	808,761
FNMA Grantor Trust Series 2001-T10 Class A3	9.50	12-25-2041	1,470,248	1,673,119
FNMA Grantor Trust Series 2001-T12 Class A3	9.50	8-25-2041	1,221,872	1,433,595
FNMA Grantor Trust Series 2001-T8 Class A3 ±	3.70	7-25-2041	2,943,775	2,972,939
FNMA Series 1988-4 Class Z	9.25	3-25-2018	74,219	81,949
FNMA Series 1988-9 Class Z	9.45	4-25-2018	40,074	44,112
FNMA Series 1989-30 Class Z	9.50	6-25-2019	208,913	235,532
FNMA Series 1989-49 Class E	9.30	8-25-2019	30,683	33,863
FNMA Series 1990-111 Class Z	8.75	9-25-2020	42,672	46,435
FNMA Series 1990-119 Class J	9.00	10-25-2020	124,018	141,561
FNMA Series 1990-124 Class Z	9.00	10-25-2020	62,070	70,875
FNMA Series 1990-21 Class Z	9.00	3-25-2020	181,495	207,548
FNMA Series 1990-27 Class Z	9.00	3-25-2020	130,973	149,947
FNMA Series 1990-30 Class D	9.75	3-25-2020	63,828	73,248

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Ultra Short-Term Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 1990-77 Class D	9.00%	6-25-2020	$54,313	$61,048
FNMA Series 1991-132 Class Z	8.00	10-25-2021	260,394	300,489
FNMA Series 1992-71 Class X	8.25	5-25-2022	89,896	105,589
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	1,545,801	1,880,832
FNMA Series 2002-W4 Class A6 ±	3.31	5-25-2042	1,433,548	1,511,037
FNMA Series 2003-125 Class AY	4.00	12-25-2018	4,153,836	4,431,799
FNMA Series 2003-129 Class AP	4.00	1-25-2019	1,293,781	1,360,496
FNMA Series 2003-15 Class CN	5.00	3-25-2018	804,554	859,948
FNMA Series 2003-35 Class BC	5.00	5-25-2018	1,531,310	1,632,252
FNMA Series 2003-35 Class ME	5.00	5-25-2018	802,906	856,644
FNMA Series 2006-74 Class DP	5.50	3-25-2035	1,377,445	1,420,488
FNMA Series 2006-9 Class BM	6.00	10-25-2033	4,462,197	4,546,707
FNMA Series 2007-2 Class FA ±	0.38	2-25-2037	410,397	409,061
FNMA Series 2007-79 Class A	6.00	10-25-2036	1,582,416	1,613,281
FNMA Series 2010-153 Class AB	2.00	11-25-2018	2,111,967	2,139,604
FNMA Series 2010-153 Class BG	2.50	11-25-2018	1,300,309	1,338,148
FNMA Series 2011-115 Class DP	3.50	4-25-2034	1,174,685	1,214,710
FNMA Series 2011-122 Class A	3.00	12-25-2025	894,744	899,218
FNMA Series 2011-129 Class LG	3.00	3-25-2037	1,493,067	1,544,920
FNMA Series 2011-35 Class PA	4.00	2-25-2039	1,789,462	1,836,883
FNMA Series 2011-56 Class AC	2.00	7-25-2018	799,452	808,437
FNMA Series 2011-99 Class AB	4.00	12-25-2038	591,282	610,185
FNMA Series 2012-94 Class E	3.00	6-25-2022	303,003	317,163
FNMA Series 2013-M1 Class ASQ1	0.49	11-25-2016	1,331,794	1,330,267
FNMA Series 2013-M5 Class ASQ2	0.59	8-25-2015	4,917,597	4,892,419
FNMA Series G-22 Class ZT	8.00	12-25-2016	388,463	418,662
FNMA Whole Loan Series 2003-W11 Class A1 ±	3.07	6-25-2033	79,963	79,593
FNMA Whole Loan Series 2003-W3 Class 1A4 ±	3.37	8-25-2042	61,634	65,847
FNMA Whole Loan Series 2003-W6 Class 6A ±	3.05	8-25-2042	4,152,241	4,310,965
FNMA Whole Loan Series 2004-W6 Class 1A4	5.50	7-25-2034	4,496,139	4,593,827
GNMA	7.00	6-15-2033	912,232	1,058,275
GNMA	9.00	11-15-2017	117,137	124,728
GNMA	9.50	11-15-2017	32,958	34,965
GNMA	10.00	10-20-2017	84,982	89,259
GNMA Series 2010-84 Class PA	2.00	2-20-2033	321,203	324,502
GNMA Series 2011-29 Class AG	3.00	8-16-2037	689,392	701,956

Total Agency Securities (Cost $167,545,592)				169,341,641

Asset-Backed Securities: 7.82%
Ally Auto Receivables Trust Series 2012-2 Class A2	0.56	10-15-2014	438,582	438,602
Citigroup Commercial Mortgage Trust Series 2004-C1 Class A4 ±	5.61	4-15-2040	5,831,448	5,932,880
CNH Equipment Trust Series 2012-C Class A2	0.44	2-16-2016	5,184,695	5,182,699
CNH Equipment Trust Series 2013-A Class A2	0.44	7-15-2016	9,750,000	9,739,704
CNH Equipment Trust Series 2013-C Class A2	0.63	1-17-2017	6,300,000	6,299,991
Countrywide Asset-Backed Certificates Series 2004-AB2 Class A3 ±	0.59	5-25-2036	1,505,526	1,493,890
DBRR Trust Series 2012-EZ1 Class A 144A	0.95	9-25-2045	3,489,908	3,495,248
Ford Credit Auto Lease Trust Series 2012-A Class A2	0.63	4-15-2014	150,294	150,293
Ford Credit Auto Owner Trust Series 2012-B Class A2	0.57	1-15-2015	964,246	964,342
Ford Credit Auto Owner Trust Series 2012-C Class A2	0.47	4-15-2015	1,473,263	1,473,388
Ford Credit Auto Owner Trust Series 2013-A Class A2	0.38	11-15-2015	3,745,129	3,742,496
GE Equipment Small Ticket LLC Series 2013-1A Class A2 144A	0.73	1-25-2016	3,800,000	3,799,001

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
GE Equipment Transportation LLC Series 2013-1 Class A2	0.50%	11-24-2015	$5,395,000	$5,387,738
Honda Auto Receivables Owner Trust Series 2012-1 Class A2	0.57	8-15-2014	949,622	949,703
Honda Auto Receivables Owner Trust Series 2012-2 Class A2	0.56	11-17-2014	2,500,816	2,501,288
Honda Auto Receivables Owner Trust Series 2012-3 Class A2	0.46	12-15-2014	2,622,830	2,622,893
Honda Auto Receivables Owner Trust Series 2012-4 Class A2	0.40	4-20-2015	3,242,826	3,242,094
Hyundai Auto Lease Securitization Trust Series 2012-A Class A2 144A	0.68	1-15-2015	1,448,117	1,448,721
Hyundai Auto Lease Securitization Trust Series 2013-A Class A2 144A	0.51	9-15-2015	6,755,000	6,751,528
Hyundai Auto Lease Securitization Trust Series 2013-B Class A2 144A	0.75	3-15-2016	10,600,000	10,595,887
Hyundai Auto Receivables Trust Hart Series 2012-B Class A2	0.54	1-15-2015	1,802,814	1,803,185
Hyundai Auto Receivables Trust Hart Series 2013-A Class A2	0.40	12-15-2015	5,310,000	5,309,193
Mercedes-Benz Auto Lease Trust Series 2013-A Class A2	0.49	6-15-2015	9,140,000	9,134,946
Mercedes-Benz Auto Receivables Trust Series 2012-1 Class A2	0.37	3-16-2015	4,345,121	4,345,590
Nissan Auto Lease Trust Series 2013-A Class A2A	0.45	9-15-2015	8,375,000	8,364,154
Nissan Auto Receivables Owner Trust Series 2011-B Class A2	0.74	9-15-2014	86,341	86,353
Nissan Auto Receivables Owner Trust Series 2012-B Class A2	0.39	4-15-2015	4,223,166	4,222,992
Porsche Innovative Lease Owner Pilot Trust Series 2012-1 Class A2 144A	0.44	2-23-2015	3,140,694	3,139,796
Residential Asset Securities Corporation Series 2001-KS1 Class AII ±	0.65	3-25-2032	18,601	18,504
Structured Asset Investment Loan Trust Series 2005-10 Class A4 ±	0.38	12-25-2035	1,275,372	1,271,903
Volkswagen Auto Lease Trust Series 2012-A Class A2	0.66	11-20-2014	2,407,492	2,408,585
Volkswagen Auto Lease Trust Series 2013-A Class A2A	0.63	12-21-2015	5,265,000	5,264,868
Volkswagen Auto Loan Enhanced Valet Series 2012-1 Class A2	0.61	10-20-2014	149,013	149,028
Volvo Financial Equipment LLC Series 2013-1A Class A2 144A	0.53	11-16-2015	5,900,000	5,896,029
World Omni Automobile Lease Trust Series 2012-A Class A2	0.71	1-15-2015	1,025,503	1,025,262

Total Asset-Backed Securities (Cost $128,718,217)				128,652,774

Corporate Bonds and Notes: 39.23%

Consumer Discretionary: 5.38%

Automobiles: 0.52%
Daimler Finance North America LLC 144A	1.25	1-11-2016	3,510,000	3,495,809
Daimler Finance North America LLC 144A	1.45	8-1-2016	2,590,000	2,578,609
Harley-Davidson Financial Services Incorporated 144A	1.15	9-15-2015	2,500,000	2,493,620

				8,568,038

Leisure Equipment & Products: 0.31%
Hasbro Incorporated	6.13	5-15-2014	5,000,000	5,180,090

Media: 4.17%
Cox Communications Incorporated	5.50	10-1-2015	9,000,000	9,722,520
DIRECTV Holdings LLC	4.75	10-1-2014	7,000,000	7,281,680
EchoStar DBS Corporation «	7.00	10-1-2013	3,000,000	3,012,000
Interpublic Group of Companies Incorporated	6.25	11-15-2014	7,093,000	7,438,784
News America Incorporated	7.60	10-11-2015	5,618,000	6,321,492
News America Incorporated	8.00	10-17-2016	827,000	986,181
Omnicom Group Incorporated	5.90	4-15-2016	7,000,000	7,801,822
TCI Communications Incorporated	8.75	8-1-2015	6,000,000	6,875,694
TCM Sub LLC 144A	3.55	1-15-2015	9,071,000	9,354,369
Time Warner Cable Incorporated	8.25	2-14-2014	2,455,000	2,534,022
Viacom Incorporated	6.25	4-30-2016	6,500,000	7,262,814

				68,591,378

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Ultra Short-Term Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Multiline Retail: 0.38%
Macy’s Retail Holdings Incorporated	5.75%	7-15-2014	$6,000,000	$6,255,096

Consumer Staples: 3.88%

Beverages: 0.45%
Constellation Brands Incorporated	7.25	9-1-2016	6,600,000	7,466,250

Food & Staples Retailing: 1.24%
Safeway Incorporated	5.63	8-15-2014	6,600,000	6,882,480
Tyson Foods Incorporated	6.60	4-1-2016	5,245,000	5,872,795
Walgreen Company	1.00	3-13-2015	7,644,000	7,666,175

				20,421,450

Food Products: 0.74%
Cadbury Schweppes Company 144A	5.13	10-1-2013	6,545,000	6,565,407
Conagra Foods Incorporated	5.88	4-15-2014	5,500,000	5,671,908

				12,237,315

Household Products: 0.58%
Newell Rubbermaid Incorporated	2.00	6-15-2015	9,360,000	9,484,984

Tobacco: 0.87%
Lorillard Tobacco Company	3.50	8-4-2016	7,000,000	7,300,678
Reynolds American Incorporated	1.05	10-30-2015	4,050,000	4,049,316
Reynolds American Incorporated	7.30	7-15-2015	2,600,000	2,876,302

				14,226,296

Energy: 4.34%

Energy Equipment & Services: 0.38%
Enterprise Products Operating LLC	3.70	6-1-2015	6,000,000	6,280,866

Oil, Gas & Consumable Fuels: 3.96%
Apache Corporation	6.00	9-15-2013	6,175,000	6,184,343
Colorado Interstate Gas Company	5.95	3-15-2015	8,450,000	9,030,726
Energy Transfer Partners LP	5.95	2-1-2015	2,795,000	2,978,324
Magellan Midstream Partners LP	6.45	6-1-2014	6,929,000	7,220,018
Marathon Oil Corporation	0.90	11-1-2015	4,000,000	3,988,268
Marathon Petroleum Corporation	3.50	3-1-2016	7,029,000	7,371,987
Petrohawk Energy Corporation	10.50	8-1-2014	6,950,000	7,237,035
Phillips 66	1.95	3-5-2015	4,600,000	4,668,499
Spectra Energy Capital LLC	5.67	8-15-2014	4,746,000	4,953,685
Valero Energy Corporation	4.75	4-1-2014	5,125,000	5,233,819
Williams Partners LP	3.80	2-15-2015	6,000,000	6,235,200

				65,101,904

Financials: 12.13%

Capital Markets: 0.96%
Goldman Sachs Group Incorporated	5.13	1-15-2015	6,000,000	6,314,574
Morgan Stanley	1.75	2-25-2016	5,500,000	5,496,629
Morgan Stanley	6.00	4-28-2015	3,660,000	3,925,793

				15,736,996

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Commercial Banks: 1.03%
Associated Banc-Corp	1.88%	3-12-2014	$6,500,000	$6,506,968
Bank One Corporation	4.90	4-30-2015	2,000,000	2,119,766
Fifth Third Bank	4.75	2-1-2015	7,000,000	7,338,429
Union Bank NA	2.13	12-16-2013	1,000,000	1,005,001

				16,970,164

Consumer Finance: 3.67%
American Express Company	7.25	5-20-2014	6,000,000	6,283,230
Capital One Financial Corporation	7.38	5-23-2014	7,000,000	7,329,266
Daimler Finance North America LLC 144A	1.65	4-10-2015	3,000,000	3,025,194
Ford Motor Credit Company LLC	3.88	1-15-2015	9,000,000	9,267,327
General Motors Financial Company Incorporated 144A	2.75	5-15-2016	3,500,000	3,491,250
Harley-Davidson Funding Corporation 144A	5.75	12-15-2014	4,866,000	5,143,386
Hyundai Capital America Company 144A	3.75	4-6-2016	7,331,000	7,657,332
Nisource Finance Corporation	5.40	7-15-2014	4,797,000	4,982,793
SLM Corporation	3.88	9-10-2015	3,500,000	3,561,250
SLM Corporation	6.25	1-25-2016	3,465,000	3,690,225
Western Union Company ±	1.26	8-21-2015	6,000,000	6,009,288

				60,440,541

Diversified Financial Services: 2.67%
Bank of America Corporation	7.38	5-15-2014	7,000,000	7,321,510
Citigroup Incorporated	6.38	8-12-2014	7,000,000	7,373,884
General Electric Capital Corporation	1.50	7-12-2016	4,760,000	4,775,184
General Electric Capital Corporation	2.25	11-9-2015	2,500,000	2,559,078
HSBC Finance Corporation	5.50	1-19-2016	2,165,000	2,366,287
JPMorgan Chase & Company	1.13	2-26-2016	6,000,000	5,983,554
PNC Funding Corporation	5.25	11-15-2015	7,500,000	8,149,320
Toll Road Investors Partnership II 144A¤	0.00	2-15-2016	6,000,000	5,456,106

				43,984,923

Insurance: 1.73%
American International Group Incorporated	3.00	3-20-2015	8,000,000	8,228,240
MetLife Global Funding I 144A	2.00	1-10-2014	3,000,000	3,017,214
Prudential Covered Trust 144A	3.00	9-30-2015	6,003,000	6,190,642
Unum Group144A	6.85	11-15-2015	7,425,000	8,221,561
W.R. Berkley Corporation	5.60	5-15-2015	2,620,000	2,779,100

				28,436,757

REITs: 2.07%
American Tower Corporation	4.63	4-1-2015	7,300,000	7,625,398
Camden Property Trust	5.00	6-15-2015	6,490,000	6,911,967
Digital Realty Trust LP	4.50	7-15-2015	5,875,000	6,165,331
Health Care Incorporated	3.63	3-15-2016	5,470,000	5,724,530
Regency Centers LP	5.25	8-1-2015	4,788,000	5,125,128
Ventas Realty LP	3.13	11-30-2015	2,400,000	2,507,695

				34,060,049

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Ultra Short-Term Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 3.06%

Health Care Equipment & Supplies: 0.78%
Boston Scientific Corporation	4.50%	1-15-2015	$6,500,000	$6,830,519
Boston Scientific Corporation	5.45	6-15-2014	1,750,000	1,816,896
CareFusion Corporation	5.13	8-1-2014	4,000,000	4,148,784

				12,796,199

Health Care Providers & Services: 0.61%
Express Scripts Holding Company	2.10	2-12-2015	8,160,000	8,290,242
Express Scripts Holding Company	2.75	11-21-2014	1,745,000	1,784,044

				10,074,286

Life Sciences Tools & Services: 0.80%
Life Technologies Corporation	4.40	3-1-2015	5,830,000	6,079,081
Thermo Fisher Scientific Incorporated	3.20	3-1-2016	4,823,000	5,001,514
Thermo Fisher Scientific Incorporated	5.00	6-1-2015	2,000,000	2,130,798

				13,211,393

Pharmaceuticals: 0.87%
AbbVie Incorporated	1.20	11-6-2015	5,000,000	5,014,115
Mylan Incorporated 144A	1.80	6-24-2016	5,600,000	5,600,655
Watson Pharmaceuticals Incorporated	5.00	8-15-2014	3,500,000	3,628,384

				14,243,154

Industrials: 2.11%

Aerospace & Defense: 0.27%
L-3 Communications Corporation	3.95	11-15-2016	4,135,000	4,390,874

Commercial Services & Supplies: 0.56%
Penske Truck Leasing Company LP 144A	2.50	7-11-2014	2,000,000	2,024,086
Penske Truck Leasing Company LP 144A	2.50	3-15-2016	2,720,000	2,751,647
Penske Truck Leasing Company LP 144A	3.13	5-11-2015	4,310,000	4,437,011

				9,212,744

Electrical Equipment: 0.67%
Dayton Power & Light Company	5.13	10-1-2013	6,000,000	6,018,882
Eaton Corporation 144A	0.95	11-2-2015	5,000,000	4,990,640

				11,009,522

Machinery: 0.30%
Case New Holland Incorporated	7.75	9-1-2013	5,000,000	5,000,000

Road & Rail: 0.31%
Ryder System Incorporated	3.15	3-2-2015	5,000,000	5,142,375

Information Technology: 2.19%

Electronic Equipment, Instruments & Components: 1.04%
Agilent Technologies Incorporated	5.50	9-14-2015	7,456,000	8,073,916
Arrow Electronics Incorporated	3.38	11-1-2015	8,800,000	9,103,380

				17,177,296

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Office Electronics: 0.52%
Xerox Corporation	6.40%	3-15-2016	$2,000,000	$2,220,278
Xerox Corporation	8.25	5-15-2014	6,000,000	6,302,838

				8,523,116

Semiconductors & Semiconductor Equipment: 0.24%
Broadcom Corporation	1.50	11-1-2013	4,000,000	4,005,588

Software: 0.39%
CA Incorporated	6.13	12-1-2014	6,000,000	6,351,594

Materials: 1.37%

Chemicals: 0.43%
Eastman Chemical Company	3.00	12-15-2015	6,760,000	7,035,970

Metals & Mining: 0.43%
Barrick Gold Corporation	1.75	5-30-2014	7,000,000	7,028,350

Paper & Forest Products: 0.51%
Georgia-Pacific LLC	7.70	6-15-2015	7,570,000	8,420,194

Telecommunication Services: 1.56%

Diversified Telecommunication Services: 1.15%
Crown Castle Towers LLC 144A	3.21	8-15-2035	6,000,000	6,140,208
Qwest Corporation	7.50	10-1-2014	4,209,000	4,465,450
SBA Tower Trust 144A	4.25	4-15-2040	8,090,000	8,239,107

				18,844,765

Wireless Telecommunication Services: 0.41%
Verizon Wireless Capital LLC	7.38	11-15-2013	6,688,000	6,775,573

Utilities: 3.21%

Electric Utilities: 2.01%
Ameren Corporation	8.88	5-15-2014	8,000,000	8,431,792
Exelon Corporation	4.90	6-15-2015	2,000,000	2,128,358
ITC Holdings Corporation 144A	5.88	9-30-2016	7,000,000	7,742,819
LG&E & KU Energy LLC	2.13	11-15-2015	7,635,000	7,797,839
Nextera Energy Capital Holdings Incorporated	1.34	9-1-2015	7,000,000	7,007,007

				33,107,815

Gas Utilities: 0.36%
Atmos Energy Corporation	4.95	10-15-2014	5,640,000	5,892,700

Multi-Utilities: 0.84%
CMS Energy Corporation	4.25	9-30-2015	6,500,000	6,857,663
DTE Energy Company	6.35	6-1-2016	6,250,000	7,068,294

				13,925,957

Total Corporate Bonds and Notes (Cost $646,491,135)				645,612,562

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Ultra Short-Term Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 4.80%

California: 1.13%
California PCFA Waste Management Services Incorporated Series A (Resource Recovery Revenue) ±	0.85%	11-1-2038	$4,000,000	$3,988,360
California PCFA Waste Management Services Incorporated Series A1 (Resource Recovery Revenue) ±	1.88	4-1-2025	4,000,000	3,990,360
California Public Works Board Lease Series E (Miscellaneous Revenue)	3.68	12-1-2015	5,000,000	4,999,700
Irvine Ranch CA Water District (Water & Sewer Revenue)	2.39	3-15-2014	5,535,000	5,531,568

				18,509,988

Connecticut: 0.56%
Connecticut State Series A (GO)	5.46	3-1-2019	8,510,000	9,291,133

Florida: 0.17%
Miami-Dade County FL IDA Waste Management Incorporated Florida Project (Resource Recovery Revenue) ±	2.63	8-1-2023	2,800,000	2,830,436

Illinois: 0.62%
Illinois State (GO)	4.42	1-1-2015	9,865,000	10,216,589

Louisiana: 0.32%
Louisiana Gas & Fuels Tax Build America Bonds Series A-4 (Tax Revenue) ±	2.69	5-1-2043	5,250,000	5,250,263

Michigan: 0.19%
Michigan Housing Development Authority Series A (Housing Revenue) ±	0.84	12-1-2014	3,200,000	3,200,480

Minnesota: 0.09%
Minnesota Tobacco Securitization Authority Series A (Tobacco Revenue)	2.64	3-1-2014	1,500,000	1,512,225

New Jersey: 0.08%
Atlantic City NJ (GO, AGM Insured)	4.00	12-15-2013	1,375,000	1,382,576

New York: 0.11%
Dutchess County NY Local Development Corporation (Health Revenue)	1.35	7-1-2014	1,775,000	1,774,574

Pennsylvania: 0.20%
Philadelphia PA School District Series C (GO, AGM Insured)	4.66	7-1-2014	3,145,000	3,206,831

South Carolina: 0.52%
South Carolina State Public Service Authority Series D (GO) ±	1.06	6-1-2015	8,500,000	8,520,655

Texas: 0.81%
Grand Parkway Transportation Corporation Texas Toll System Series D (Transportation Revenue) ±	1.00	10-1-2017	4,000,000	4,001,000
Mission TX Economic Development Corporation Republic Services Incorporated Project (Solid Waste Revenue) ±	0.95	1-1-2026	9,300,000	9,300,000

				13,301,000

Total Municipal Obligations (Cost $79,143,253)				78,996,750

Non-Agency Mortgage Backed Securities: 9.66%
Bank of America Commercial Mortgage Incorporated Series 2004-1 Class A4	4.76	11-10-2039	4,305,290	4,328,367
Bank of America Commercial Mortgage Incorporated Series 2004-3 Class A5 ±	5.74	6-10-2039	6,297,532	6,422,797

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
Bank of America Commercial Mortgage Incorporated Series 2004-5 Class A4 ±	4.94%	11-10-2041	$5,617,290	$5,777,753
Bank of America Mortgage Securities Series 2002-K Class 3A1 ±	2.75	10-20-2032	2,622	2,624
Bear Stearns Commercial Mortgage Securities Incorporated Series 2004-PWR3 Class A4	4.72	2-11-2041	919,217	926,669
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PW10 Class A4 ±	5.41	12-11-2040	1,430,805	1,532,625
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR 9 Class A4A	4.87	9-11-2042	5,850,000	6,187,685
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR-7 Class A3 ±	5.12	2-11-2041	5,270,000	5,522,343
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR8 Class A4	4.67	6-11-2041	6,342,118	6,649,571
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-T18 Class A4 ±	4.93	2-13-2042	5,767,516	6,019,574
Bear Stearns Commercial Mortgage Securities Incorporated Series 2007-PWR15 Class A4	5.33	2-11-2044	2,670,000	2,897,561
CD Commercial Mortgage Trust Series 2005-CD1 Class A4 ±	5.39	7-15-2044	3,675,000	3,937,200
Collateralized Mortgage Obligation Trust Series 66 Class Z	8.00	9-20-2021	105,030	116,400
Commercial Mortgage Trust Pass-Through Certificates Series 2004-LB4A Class A4	4.58	10-15-2037	709,405	710,876
Commercial Mortgage Trust Pass-Through Certificates Series 2005-C6 Class A5A ±	5.12	6-10-2044	5,585,000	5,942,267
Commercial Mortgage Trust Pass-Through Certificates Series 2010-C1 Class A1 144A	3.16	7-10-2046	8,433,254	8,728,983
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 1A1 ±	2.11	6-19-2031	643,161	630,584
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±	1.95	6-19-2031	293,407	289,259
Countrywide Home Loans Mortgage Pass-Through Trust Series 2004-20 Class 3A1 ±	2.25	9-25-2034	238,437	184,969
Credit Suisse First Boston Mortgage Securities Corporation Series 2004-C3 Class A5 ±	5.11	7-15-2036	5,790,000	5,905,273
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C3 Class A4	4.69	7-15-2037	5,747,000	6,025,603
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C5 Class A4 ±	5.10	8-15-2038	2,850,000	3,008,204
Credit Suisse Mortgage Capital Certificates Series 2010-12R Class 11A1 ±144A	4.00	7-26-2036	217,276	216,142
DLJ Mortgage Acceptance Corporation Series 1990-2 Class A ±(i)	3.35	1-25-2022	121,110	123,005
DLJ Mortgage Acceptance Corporation Series 1991-3 Class A1 ±(i)	1.96	1-25-2021	40,285	40,375
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 ±	1.31	9-25-2033	808,430	806,431
FDIC Series 2013-R1 Class A 144A	1.15	3-25-2033	4,964,848	4,912,030
GE Capital Commercial Mortgage Corporation Series 2004-C1 Class A3	4.60	11-10-2038	72,389	72,661
GE Capital Commercial Mortgage Corporation Series 2004-C2 Class A4	4.89	3-10-2040	5,210,312	5,266,052
GE Capital Commercial Mortgage Corporation Series 2004-C3 Class A4 ±	5.19	7-10-2039	3,740,718	3,842,028
GE Capital Commercial Mortgage Corporation Series 2005-C3 Class A7A ±	4.97	7-10-2045	5,430,000	5,750,527
GNMA Series 2009-35 Class PA	5.00	11-16-2032	1,396,640	1,451,692
GNMA Series 2010-133 Class QK	3.50	9-16-2034	1,659,337	1,710,540
GNMA Series 2010-145 Class UA	1.25	1-20-2036	618,770	619,813
GSMPS Mortgage Loan Trust Series 1998-1 Class A ±144A	8.00	9-19-2027	97,809	101,029
Housing Securities Incorporated Series 1992-8 Class E ±	3.55	6-25-2024	155,081	152,631
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-LDP6 Class A4 ±	5.48	4-15-2043	1,752,503	1,900,472

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Ultra Short-Term Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
JPMorgan Chase Commercial Securities Corporation Series 2006-LDP7 Class A4 ±	6.06%	4-15-2045	$2,200,000	$2,410,690
Lehman Brothers UBS Commercial Mortgage Trust Series 2007-C2 Class A3	5.43	2-15-2040	2,955,805	3,234,836
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C1 Class A4	4.74	2-15-2030	6,210,000	6,444,477
Lehman Brothers UBS Commercial Mortgage Trust Series 2005-C5 Class 4	4.95	9-15-2030	6,950,000	7,348,965
Master Mortgages Trust Series 2002-3 Class 4A1 ±	2.50	10-25-2032	24,186	23,802
Morgan Stanley Capital I Series 2005-IQ10 Class A4A ±	5.23	9-15-2042	6,113,015	6,474,765
Morgan Stanley Capital I Series 2005-T19 Class A4A	4.89	6-12-2047	4,815,000	5,079,786
Morgan Stanley Dean Witter Capital I Series 2005-IQ9 Class A5	4.70	7-15-2056	1,000,000	1,036,018
Morgan Stanley Mortgage Trust Series 35 Class 2 ±(w)(i)	15,303.50	4-20-2021	22	4,038
National Credit Union Administration Board Guaranteed Notes Series 2010-C1 Class APT	2.65	10-29-2020	290,018	297,421
NCUA Guaranteed Notes Series 2010-C1 Class A1	1.60	10-29-2020	6,535,024	6,578,678
NCUA Guaranteed Notes Series 2010-R1 Class 2A	1.84	10-7-2020	934,663	936,999
Prudential Home Mortgage Securities Series 1988-1 Class A ±	2.50	4-25-2018	23,935	24,078
Resecuritization Mortgage Trust Series 1998-B Class A ±144A	0.43	4-26-2021	10,303	9,582
Salomon Brothers Mortgage Securities VII Series 1990-2 Class A ±	2.02	11-25-2020	449,250	452,992
Springleaf Mortgage Loan Trust Series 2012-2A Class A ±144A	2.22	10-25-2057	3,026,770	3,065,207
Structured Asset Mortgage Investments Incorporated Series 2001-4 Class A2 ±	9.59	10-25-2024	171,071	179,960
Structured Asset Securities Corporation Series 1998-2 Class A ±	0.70	2-25-2028	299,545	295,257
Terwin Mortgage Trust Series 2004-21HE Class 1A1 ±	1.14	12-25-2034	56,664	52,926
UBS Barclays Commercial Mortgage Trust Series 2012-C2 Class A1	1.01	5-10-2063	5,442,538	5,436,611
Wilshire Funding Corporation Series 1996-3 Class M2 ±	5.83	8-25-2032	180,623	177,167
Wilshire Funding Corporation Series 1996-3 Class M3 ±	5.83	8-25-2032	161,855	155,362
Wilshire Funding Corporation Series 1998-2 Class M1 ±	2.00	12-28-2037	730,855	667,128

Total Non-Agency Mortgage Backed Securities (Cost $159,995,940)				159,099,360

Yankee Corporate Bonds and Notes: 13.50%

Consumer Discretionary: 0.63%

Auto Components: 0.24%
Autoliv Incorporated	3.85	4-30-2014	4,000,000	4,034,232

Diversified Consumer Services: 0.39%
Anglo American Capital Company 144A	9.38	4-8-2014	6,130,000	6,418,938

Consumer Staples: 0.83%

Food & Staples Retailing: 0.39%
FBG Finance Limited 144A	5.13	6-15-2015	5,900,000	6,329,013

Food Products: 0.44%
Tate & Lyle International Finance plc 144A	5.00	11-15-2014	7,000,000	7,275,625

Energy: 2.00%

Oil, Gas & Consumable Fuels: 2.00%
Husky Energy Incorporated	5.90	6-15-2014	6,000,000	6,232,146
Petrobras International Finance Company	2.88	2-6-2015	7,000,000	7,096,271
Petroleos Mexicanos Company Guar	4.88	3-15-2015	6,930,000	7,286,895
Weatherford International Limited	4.95	10-15-2013	6,000,000	6,025,512
Woodside Finance Limited 144A	8.13	3-1-2014	6,000,000	6,197,214

				32,838,038

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Financials: 7.82%

Commercial Banks: 6.15%
ABN AMRO Bank NV 144A	1.38%	1-22-2016	$7,935,000	$7,900,880
ANZ New Zealand International Limited 144A	1.13	3-24-2016	4,000,000	3,960,132
Bank Nederlandse Gemeenten	5.00	5-16-2014	14,000,000	14,448,590
Bank of Montreal 144A	1.30	10-31-2014	5,500,000	5,554,632
Canadian Imperial Bank 144A	0.90	9-19-2014	4,000,000	4,019,000
ING Bank NV 144A	1.38	3-7-2016	8,000,000	7,932,336
KFW Bankengruppe ±	0.26	11-28-2014	7,000,000	7,000,084
Macquarie Bank Limited 144A	3.45	7-27-2015	5,000,000	5,175,330
Nordea Eiendomskreditt 144A	1.88	4-7-2015	12,500,000	12,609,800
SpareBank 1 Boligkreditt 144A	1.25	10-25-2014	14,000,000	14,016,800
Stadshypotek AB 144A	1.45	9-30-2013	12,500,000	12,510,125
Xstrata Finance Canada Limited 144A	2.85	11-10-2014	6,000,000	6,068,400

				101,196,109

Diversified Financial Services: 0.70%
Abbey National Treasury Service plc 144A	3.88	11-10-2014	4,400,000	4,532,431
WPP Finance	8.00	9-15-2014	6,500,000	6,953,941

				11,486,372

Insurance: 0.65%
Allied World Assurance Company Holdings AG	7.50	8-1-2016	3,525,000	4,067,857
Endurance Specialty Holdings Limited	6.15	10-15-2015	6,180,000	6,695,665

				10,763,522

Thrifts & Mortgage Finance: 0.32%
Korea Finance Corporation	3.25	9-20-2016	5,000,000	5,207,150

Information Technology: 0.20%

Semiconductors & Semiconductor Equipment: 0.20%
TSMC Global Limited 144A	0.95	4-3-2016	3,385,000	3,324,138

Materials: 0.50%

Construction Materials: 0.18%
Lafarge SA 144A	6.20	7-9-2015	2,745,000	2,923,425

Metals & Mining: 0.32%
Rio Tinto Finance USA Limited	8.95	5-1-2014	5,000,000	5,270,615

Telecommunication Services: 1.14%

Diversified Telecommunication Services: 0.75%
Telefonos de Mexico SA	5.50	1-27-2015	6,000,000	6,326,628
Vivendi SA 144A	2.40	4-10-2015	6,000,000	6,105,240

				12,431,868

Wireless Telecommunication Services: 0.39%
Rogers Cable Incorporated	5.50	3-15-2014	2,000,000	2,053,256
Rogers Wireless Incorporated	6.38	3-1-2014	4,200,000	4,318,226

				6,371,482

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Ultra Short-Term Income Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 0.38%

Independent Power Producers & Energy Traders: 0.38%
TransAlta Corporation	4.75%	1-15-2015	$6,040,000	$6,318,643

Total Yankee Corporate Bonds and Notes (Cost $221,685,499)				222,189,170

	Yield		Shares
Short-Term Investments: 13.40%

Investment Companies: 13.34%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.09		218,511,369	218,511,369
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.14		1,055,000	1,055,000

				219,566,369

			Principal

U.S. Treasury Securities: 0.06%
U.S. Treasury Bill (z)#	0.02	9-19-2013	$850,000	849,993
U.S. Treasury Bill (z)#	0.04	9-19-2013	100,000	99,998
U.S. Treasury Bill (z)#	0.04	9-19-2013	50,000	49,999

				999,990

Total Short-Term Investments (Cost $220,566,349)				220,566,359

Total investments in securities (Cost $1,624,145,985) *	98.70%	1,624,458,616
Other assets and liabilities, net	1.30	21,381,050

Total net assets	100.00%	$1,645,839,666

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	Security issued on a when-issued basis.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

«	All or a portion of this security is on loan.

¤	Security issued in zero coupon form with no periodic interest payments.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(w)	This security is a structured note which generates income based on a coupon formula (-1,500 * 1 month LIBOR + 15,573.5%) and the prepayment behavior of the underlying collateral. The coupon is subject to a mandatory cap of 15,573.5% and a mandatory floor of 11%.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $1,623,685,459 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,441,550
Gross unrealized depreciation	(4,668,393)

Net unrealized appreciation	$773,157

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Ultra Short-Term Income Fund	Statement of assets and liabilities—August 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$1,404,892,247
In affiliated securities, at value (see cost below)	219,566,369

Total investments, at value (see cost below)	1,624,458,616
Receivable for investments sold	145,000
Principal paydown receivable	11,092
Receivable for Fund shares sold	61,403,101
Receivable for interest	12,549,817
Receivable for securities lending income	892
Prepaid expenses and other assets	63,209

Total assets	1,698,631,727

Liabilities
Dividends payable	393,939
Payable for investments purchased	47,344,453
Payable for Fund shares redeemed	3,060,399
Payable upon receipt of securities loaned	1,055,000
Payable for daily variation margin on open futures contracts	202,873
Advisory fee payable	248,310
Distribution fees payable	7,890
Due to other related parties	216,335
Accrued expenses and other liabilities	262,862

Total liabilities	52,792,061

Total net assets	$1,645,839,666

NET ASSETS CONSIST OF
Paid-in capital	$1,752,299,860
Overdistributed net investment income	(393,594)
Accumulated net realized losses on investments	(105,918,705)
Net unrealized losses on investments	(147,895)

Total net assets	$1,645,839,666

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$158,362,970
Shares outstanding – Class A	18,569,289
Net asset value per share – Class A	$8.53
Maximum offering price per share – Class A2	$8.70
Net assets – Class C	$11,858,862
Shares outstanding – Class C	1,391,468
Net asset value per share – Class C	$8.52
Net assets – Administrator Class	$145,497,675
Shares outstanding – Administrator Class	17,124,720
Net asset value per share – Administrator Class	$8.50
Net assets – Institutional Class	$996,436,650
Shares outstanding – Institutional Class	116,903,361
Net asset value per share – Institutional Class	$8.52
Net assets – Investor Class	$333,683,509
Shares outstanding – Investor Class	39,115,554
Net asset value per share – Investor Class	$8.53

Investments in unaffiliated securities (including securities on loan), at cost	$1,404,579,616

Investments in affiliated securities, at cost	$219,566,369

Total investments, at cost	$1,624,145,985

Securities on loan, at value	$1,033,361

1.	The Fund has an unlimited amount of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2013	Wells Fargo Advantage Ultra Short-Term Income Fund	23

Investment income
Interest*	$18,055,661
Income from affiliated securities	124,559
Securities lending income, net	6,036

Total investment income	18,186,256

Expenses
Advisory fee	4,414,083
Administration fees
Fund level	640,109
Class A	251,768
Class C	20,726
Administrator Class	100,816
Institutional Class	532,122
Investor Class	653,489
Shareholder servicing fees
Class A	393,388
Class C	32,384
Administrator Class	251,809
Investor Class	859,223
Distribution fees
Class C	97,152
Custody and accounting fees	73,117
Professional fees	59,831
Registration fees	99,451
Shareholder report expenses	112,203
Trustees’ fees and expenses	10,662
Other fees and expenses	25,552

Total expenses	8,627,885
Less: Fee waivers and/or expense reimbursements	(1,945,279)

Net expenses	6,682,606

Net investment income	11,503,650

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(1,831,029)
Futures transactions	1,596,057

Net realized losses on investments	(234,972)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(3,537,623)
Futures transactions	(81,448)

Net change in unrealized gains (losses) on investments	(3,619,071)

Net realized and unrealized gains (losses) on investments	(3,854,043)

Net increase in net assets resulting from operations	$7,649,607

* Net of foreign interest withholding taxes in the amount of	$1,040

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Ultra Short-Term Income Fund	Statement of changes in net assets

	Year ended August 31, 2013		Year ended August 31, 2012

Operations
Net investment income		$11,503,650		$15,874,973
Net realized losses on investments		(234,972)		(13,553,590)
Net change in unrealized gains (losses) on investments		(3,619,071)		18,318,278

Net increase in net assets resulting from operations		7,649,607		20,639,661

Distributions to shareholders from
Net investment income
Class A		(1,173,593)		(1,706,164)
Class C		(5,744)		(64,064)
Administrator Class		(902,787)		(1,280,299)
Institutional Class		(7,274,377)		(8,845,086)
Investor Class		(2,478,423)		(3,979,306)

Total distributions to shareholders		(11,834,924)		(15,874,919)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	19,035,708	162,795,928	15,297,629	130,298,204
Class C	361,139	3,086,464	362,604	3,087,501
Administrator Class	19,412,067	165,243,754	7,201,060	61,111,549
Institutional Class	151,122,150	1,291,229,934	67,423,753	574,226,398
Investor Class	11,705,065	100,154,971	8,117,216	69,152,270

		1,722,511,051		837,875,922

Reinvestment of distributions
Class A	134,732	1,152,206	172,365	1,467,779
Class C	655	5,604	6,133	52,184
Administrator Class	66,524	566,898	108,875	923,444
Institutional Class	455,243	3,890,255	702,514	5,980,790
Investor Class	272,097	2,328,027	433,571	3,693,726

		7,942,990		12,117,923

Payment for shares redeemed
Class A	(17,716,568)	(151,488,125)	(17,228,488)	(146,679,783)
Class C	(718,484)	(6,146,290)	(865,189)	(7,362,232)
Administrator Class	(14,537,285)	(123,830,546)	(7,790,125)	(66,050,255)
Institutional Class	(103,476,714)	(884,571,432)	(69,420,229)	(591,167,085)
Investor Class	(13,992,732)	(119,750,034)	(12,597,641)	(107,310,761)

		(1,285,786,427)		(918,570,116)

Net increase (decrease) in net assets resulting from capital share transactions		444,667,614		(68,576,271)

Total increase (decrease) in net assets		440,482,297		(63,811,529)

Net assets
Beginning of period		1,205,357,369		1,269,168,898

End of period		$1,645,839,666		$1,205,357,369

Undistributed (overdistributed) net investment income		$(393,594)		$33,702

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Income Fund	25

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS A	2013	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$8.55	$8.52	$8.52	$8.48	$8.03	$8.71
Net investment income	0.06	0.10	0.10	0.04	0.17	0.31
Net realized and unrealized gains (losses) on investments	(0.02)	0.03	0.02	0.04	0.48	(0.68)

Total from investment operations	0.04	0.13	0.12	0.08	0.65	(0.37)
Distributions to shareholders from
Net investment income	(0.06)	(0.10)	(0.12)	(0.04)	(0.20)	(0.31)
Net asset value, end of period	$8.53	$8.55	$8.52	$8.52	$8.48	$8.03
Total return[3]	0.52%	1.47%	1.37%	0.94%	8.22%	(4.27)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.88%	0.87%	0.88%	0.91%	0.93%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.72%	1.11%	1.17%	1.62%	1.98%	3.70%
Supplemental data
Portfolio turnover rate	56%	61%	60%	9%	45%	32%
Net assets, end of period (000s omitted)	$158,363	$146,400	$160,768	$208,845	$154,016	$44,163

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	On June 20, 2008, Advisor Class was renamed Class A.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Ultra Short-Term Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
CLASS C	2013	2012	2011	2010[1]	2010	2009[2]
Net asset value, beginning of period	$8.55	$8.52	$8.52	$8.48	$8.03	$8.57
Net investment income (loss)	(0.00)[3]	0.03	0.04	0.02	0.12	0.21
Net realized and unrealized gains (losses) on investments	(0.03)	0.03	0.01	0.04	0.47	(0.54)

Total from investment operations	(0.03)	0.06	0.05	0.06	0.59	(0.33)
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.03)	(0.05)	(0.02)	(0.14)	(0.21)
Net asset value, end of period	$8.52	$8.55	$8.52	$8.52	$8.48	$8.03
Total return[4]	(0.31)%	0.71%	0.61%	0.75%	7.41%	(3.85)%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.63%	1.62%	1.63%	1.67%	1.64%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss)	(0.02)%	0.37%	0.43%	0.88%	1.30%	2.77%
Supplemental data
Portfolio turnover rate	56%	61%	60%	9%	45%	32%
Net assets, end of period (000s omitted)	$11,859	$14,951	$19,117	$21,226	$16,519	$4,775

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to May 31, 2009

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Income Fund	27

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$8.52	$8.48	$8.48	$8.45	$8.00	$8.68
Net investment income	0.07	0.11	0.11	0.04	0.19	0.32
Net realized and unrealized gains (losses) on investments	(0.01)	0.04	0.02	0.03	0.46	(0.68)

Total from investment operations	0.06	0.15	0.13	0.07	0.65	(0.36)
Distributions to shareholders from
Net investment income	(0.08)	(0.11)	(0.13)	(0.04)	(0.20)	(0.32)
Net asset value, end of period	$8.50	$8.52	$8.48	$8.48	$8.45	$8.00
Total return[2]	0.67%	1.74%	1.52%	0.86%	8.41%	(4.15)%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.82%	0.79%	0.79%	0.81%	0.81%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	0.87%	1.26%	1.33%	1.65%	2.32%	3.77%
Supplemental data
Portfolio turnover rate	56%	61%	60%	9%	45%	32%
Net assets, end of period (000s omitted)	$145,498	$103,810	$107,449	$205,587	$82,835	$59,184

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Ultra Short-Term Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$8.55	$8.51	$8.51	$8.48	$8.03	$8.71
Net investment income	0.09	0.13	0.13	0.04	0.19	0.33
Net realized and unrealized gains (losses) on investments	(0.03)	0.04	0.02	0.04	0.49	(0.67)

Total from investment operations	0.06	0.17	0.15	0.08	0.68	(0.34)
Distributions to shareholders from
Net investment income	(0.09)	(0.13)	(0.15)	(0.05)	(0.23)	(0.34)
Net asset value, end of period	$8.52	$8.55	$8.51	$8.51	$8.48	$8.03
Total return[2]	0.75%	1.94%	1.72%	1.03%	8.48%	(3.93)%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.55%	0.54%	0.54%	0.57%	0.59%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.07%	1.46%	1.50%	2.01%	2.26%	4.09%
Supplemental data
Portfolio turnover rate	56%	61%	60%	9%	45%	32%
Net assets, end of period (000s omitted)	$996,437	$588,228	$596,838	$260,747	$197,087	$27,680

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Income Fund	29

(For a share outstanding throughout each period)

	Year ended August 31				Year ended May 31
INVESTOR CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$8.56	$8.52	$8.52	$8.48	$8.03	$8.71
Net investment income	0.06	0.09	0.10	0.04	0.18	0.31
Net realized and unrealized gains (losses) on investments	(0.03)	0.04	0.01	0.04	0.47	(0.68)

Total from investment operations	0.03	0.13	0.11	0.08	0.65	(0.37)
Distributions to shareholders from
Net investment income	(0.06)	(0.09)	(0.11)	(0.04)	(0.20)	(0.31)
Net asset value, end of period	$8.53	$8.56	$8.52	$8.52	$8.48	$8.03
Total return[2]	0.37%	1.56%	1.34%	0.93%	8.18%	(4.32)%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.91%	0.90%	0.92%	0.98%	0.99%
Net expenses	0.73%	0.73%	0.73%	0.74%	0.75%	0.75%
Net investment income	0.69%	1.08%	1.15%	1.66%	2.16%	3.69%
Supplemental data
Portfolio turnover rate	56%	61%	60%	9%	45%	32%
Net assets, end of period (000s omitted)	$333,684	$351,969	$384,998	$436,991	$453,772	$423,039

1.	For the three months ended August 31, 2010. The Fund changed its fiscal year end from May 31 to August 31, effective August 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Ultra Short-Term Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Ultra Short-Term Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Income Fund	31

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

32	Wells Fargo Advantage Ultra Short-Term Income Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards. At August 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(477,614)	$(96,022)	$573,636

At August 31, 2013, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

						No expiration
2014	2015	2016	2017	2018	2019	Short-term	Long-term
$25,866,042	$2,154,408	$8,848,032	$35,029,445	$7,738,751	$7,448,920	$870,403	$18,423,230

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Income Fund	33

As of August 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in Securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Agency securities	$0	$169,341,641	$0	$169,341,641
Asset-backed securities	0	128,652,774	0	128,652,774
Corporate bonds and notes	0	645,612,562	0	645,612,562
Municipal obligations	0	78,996,750	0	78,996,750
Non-agency mortgage backed securities	0	159,099,360	0	159,099,360
Yankee corporate bonds and notes	0	222,189,170	0	222,189,170
Short-term investments
Investment companies	218,511,369	1,055,000	0	219,566,369
U.S. Treasury securities	849,993	149,997	0	999,990
	$219,361,362	$1,405,097,254	$0	$1,624,458,616

As of August 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$(460,526)	$0	$0	$(460,526)

+	Futures contracts are presented at the unrealized losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. Prior to January 1, 2013, Funds Management received an annual advisory fee which started at 0.40% and declined to 0.30% as the average daily net assets of the Fund increased. For the year ended August 31, 2013, the advisory fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

34	Wells Fargo Advantage Ultra Short-Term Income Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.55% for Administrator Class shares, 0.35% for Institutional Class shares, and 0.73% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended August 31, 2013, Wells Fargo Funds Distributor, LLC received $2,246 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2013 were as follows:

Purchases at Cost		Sales Proceeds
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$183,861,529	$1,038,058,162	$45,379,453	$626,135,477

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2013, the Fund entered into futures contracts to speculate on interest rates and to help manage shorten or lengthen the duration of the portfolio.

At August 31, 2013, the Fund had short futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at August 31, 2013	Unrealized losses
12-31-2013	2,636 Short	2-Year U.S. Treasury Notes	$579,261,000	$(318,906)
12-31-2013	392 Short	5-Year U.S. Treasury Notes	46,914,438	(141,620)

The Fund had an average notional amount of $498,895,151 in short futures contracts during the year ended August 31, 2013.

On August 31, 2013, the cumulative unrealized losses on futures contracts in the amount of $460,526 is reflected in net unrealized losses on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended August 31, 2013, the Fund paid $2,664 in commitment fees.

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Income Fund	35

For the year ended August 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $11,834,924 and $15,874,919 of ordinary income for the years ended August 31, 2013 and August 31, 2012, respectively.

As of August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$345	$312,631	$(106,379,231)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

36	Wells Fargo Advantage Ultra Short-Term Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Ultra Short-Term Income Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from June 1, 2010 through August 31, 2010 and each of the years or periods in the two-year period ended May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Ultra Short-Term Income Fund as of August 31, 2013, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 28, 2013

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	37

TAX INFORMATION

For the fiscal year ended August 31, 2013, $9,322,552 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38	Wells Fargo Advantage Ultra Short-Term Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	39

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

40	Wells Fargo Advantage Ultra Short-Term Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Wells Fargo Advantage Ultra Short-Term Income Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Income Fund	41

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays Short-Term U.S. Government/Corporate Index, for the one-, three-, and five-year periods under review.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were higher than the median rate for the Fund’s expense Groups. The Board viewed favorably the agreed-upon revised advisory fee schedule for the Fund. The Board also viewed favorably the fact that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the Fund’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Fund through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

42	Wells Fargo Advantage Ultra Short-Term Income Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Fund and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Ultra Short-Term Income Fund	43

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

219226 10-13 A223/AR223 08-13

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended August 31, 2013	Fiscal year ended August 31, 2012
Audit fees	$413,880	$384,750
Audit-related fees	—	—
Tax fees (1)	45,200	41,220
All other fees	—	—

	$459,080	$425,970

(1)	Tax fees consist of fees for tax compliance, tax advice and tax planning. Excise tax fees for fiscal year ended 2012 in the amount of $15,300 was billed on December 2012 and is included in the fiscal year ended August 31, 2013 value. Excise tax fees for fiscal year ended 2011 in the amount of $14,940 was billed on December 2011 and is included in the fiscal year ended August 31, 2012 value.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for Wells Fargo Advantage Adjustable Rate Government Fund and Wells Fargo Advantage Government Securities Fund, are filed under this Item.

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Adjustable Rate Government Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 97.47%
Federal Agricultural Mortgage Corporation Series 2000-A Class A ±	1.75%	12-15-2039	$332,554	$331,018
FHLMC ±	2.64	5-1-2036	6,321,755	6,760,996
FHLMC ±	1.69	3-15-2024	1,441,396	1,488,454
FHLMC ±	1.79	2-1-2037	17,431	18,431
FHLMC ±	2.00	1-1-2023	66,644	68,530
FHLMC ±	2.07	1-1-2024	50,679	50,287
FHLMC ±	2.09	5-1-2028	431,812	458,388
FHLMC ±	2.11	7-1-2034	16,583,443	17,453,435
FHLMC ±	2.13	5-1-2019	8,604	8,675
FHLMC ±	2.14	6-1-2020	2,673	2,665
FHLMC ±	2.14	5-1-2020	1,733	1,734
FHLMC ±	2.17	6-1-2037	1,722,203	1,800,148
FHLMC ±	2.17	1-1-2037	4,457,338	4,737,026
FHLMC ±	2.18	3-1-2025	148,852	152,752
FHLMC ±	2.19	5-1-2020	827	837
FHLMC ±	2.19	7-1-2024	57,007	58,774
FHLMC ±	2.21	6-1-2035	4,658,460	4,890,791
FHLMC ±	2.22	1-1-2030	27,108	28,337
FHLMC ±	2.22	7-1-2030	207,754	219,227
FHLMC ±	2.22	9-1-2016	6,182	6,243
FHLMC ±	2.22	11-1-2016	119,912	124,596
FHLMC ±	2.22	7-1-2018	3,136	3,190
FHLMC ±	2.22	1-1-2019	8,780	9,155
FHLMC ±	2.22	2-1-2019	15,438	16,098
FHLMC ±	2.22	2-1-2035	494,903	517,742
FHLMC ±	2.22	7-1-2030	29,736	31,176
FHLMC ±	2.22	8-1-2033	3,511,348	3,725,236
FHLMC ±	2.24	3-1-2020	2,854	2,861
FHLMC ±	2.24	12-1-2017	7,120	7,106
FHLMC ±	2.25	12-1-2017	23,999	25,058
FHLMC ±	2.25	5-1-2018	1,112	1,160
FHLMC ±	2.25	6-1-2018	14,138	14,754
FHLMC ±	2.25	9-1-2018	2,643	2,779
FHLMC ±	2.26	7-1-2019	2,166	2,166
FHLMC ±	2.27	1-1-2030	34,577	36,759
FHLMC ±	2.31	8-1-2034	2,458,140	2,601,589
FHLMC ±	2.31	2-1-2035	2,056,250	2,167,474
FHLMC ±	2.32	4-1-2023	526,148	538,795
FHLMC ±	2.32	8-1-2036	5,955,684	6,342,996
FHLMC ±	2.33	10-1-2037	2,311,419	2,459,146
FHLMC ±	2.33	6-1-2037	10,234,587	10,849,719
FHLMC ±	2.33	6-1-2033	846,501	894,491
FHLMC ±	2.34	7-1-2036	981,296	1,040,250
FHLMC ±	2.35	8-1-2033	729,282	774,180
FHLMC ±	2.35	10-1-2033	69,160	71,596
FHLMC ±	2.35	5-1-2032	81,424	82,420
FHLMC ±	2.35	5-1-2034	5,080,647	5,398,766
FHLMC ±	2.36	9-1-2035	3,626,182	3,864,123
FHLMC ±	2.36	12-1-2034	1,156,073	1,216,563
FHLMC ±	2.36	3-1-2035	8,788,868	9,362,848

2	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	2.36%	4-1-2034	$1,751,805	$1,859,263
FHLMC ±	2.36	7-1-2036	7,134,181	7,616,673
FHLMC ±	2.36	8-1-2036	5,208,465	5,506,342
FHLMC ±	2.36	7-1-2034	342,630	362,387
FHLMC ±	2.36	6-1-2037	11,086,742	11,747,112
FHLMC ±	2.37	10-1-2030	20,414	21,493
FHLMC ±	2.37	2-1-2036	1,810,448	1,930,409
FHLMC ±	2.37	5-1-2038	4,041,091	4,307,732
FHLMC ±	2.37	1-1-2036	4,105,305	4,372,771
FHLMC ±	2.37	5-1-2036	2,752,705	2,918,571
FHLMC ±	2.37	9-1-2035	10,090,764	10,678,691
FHLMC ±	2.38	1-1-2029	10,750	11,010
FHLMC ±	2.38	12-1-2032	3,072,389	3,255,350
FHLMC ±	2.38	5-1-2034	1,502,402	1,594,905
FHLMC ±	2.38	7-1-2035	5,793,632	6,169,238
FHLMC ±	2.38	12-1-2032	5,436,919	5,789,630
FHLMC ±	2.38	3-1-2036	1,922,089	2,040,437
FHLMC ±	2.38	8-1-2035	6,266,551	6,673,689
FHLMC ±	2.38	6-1-2024	26,354	28,077
FHLMC ±	2.39	8-1-2027	11,879	12,075
FHLMC ±	2.39	12-1-2035	4,665,991	4,961,101
FHLMC ±	2.39	4-1-2034	6,086,757	6,480,770
FHLMC ±	2.39	8-1-2035	10,761,749	11,451,520
FHLMC ±	2.39	7-1-2031	3,943,163	4,111,339
FHLMC ±	2.39	2-1-2036	1,848,866	1,959,506
FHLMC ±	2.40	11-1-2029	210,072	222,900
FHLMC ±	2.40	1-1-2037	537,447	566,349
FHLMC ±	2.40	2-1-2036	1,590,836	1,686,638
FHLMC ±	2.40	3-1-2027	336,768	358,434
FHLMC ±	2.40	2-1-2035	8,037,028	8,546,867
FHLMC ±	2.40	10-1-2033	1,642,007	1,740,220
FHLMC ±	2.40	1-1-2033	1,669,250	1,758,175
FHLMC ±	2.41	8-1-2018	300	298
FHLMC ±	2.41	9-1-2030	752,153	798,793
FHLMC ±	2.41	12-1-2034	7,087,000	7,557,786
FHLMC ±	2.41	5-1-2034	203,835	215,105
FHLMC ±	2.41	10-1-2035	6,264,048	6,706,200
FHLMC ±	2.41	11-1-2029	429,918	456,521
FHLMC ±	2.41	4-1-2035	4,738,985	5,056,875
FHLMC ±	2.41	11-1-2022	486,509	497,790
FHLMC ±	2.42	4-1-2034	7,593,962	8,043,960
FHLMC ±	2.42	9-1-2034	1,436,157	1,524,488
FHLMC ±	2.42	2-1-2036	3,083,259	3,282,392
FHLMC ±	2.42	11-1-2036	2,258,726	2,404,994
FHLMC ±	2.42	1-1-2035	742,860	783,437
FHLMC ±	2.42	10-1-2036	2,048,811	2,173,078
FHLMC ±	2.42	9-1-2033	589,510	622,603
FHLMC ±	2.42	10-1-2034	2,606,197	2,784,729
FHLMC ±	2.43	3-1-2037	8,074,157	8,619,229
FHLMC ±	2.43	9-1-2033	2,100,038	2,241,207

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Adjustable Rate Government Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	2.43%	11-1-2030	$1,637,685	$1,693,685
FHLMC ±	2.43	2-1-2035	3,677,206	3,886,804
FHLMC ±	2.43	2-1-2031	1,626,144	1,699,034
FHLMC ±	2.43	3-1-2018	21,641	21,762
FHLMC ±	2.43	5-1-2034	3,762,126	4,000,640
FHLMC ±	2.43	10-1-2036	1,196,470	1,277,921
FHLMC ±	2.44	7-1-2031	429,580	457,868
FHLMC ±	2.44	10-1-2033	3,411,587	3,618,438
FHLMC ±	2.44	6-1-2035	2,911,318	3,084,298
FHLMC ±	2.45	9-1-2032	3,824,039	4,076,094
FHLMC ±	2.45	2-1-2034	2,081,168	2,211,247
FHLMC ±	2.45	10-1-2033	864,117	916,816
FHLMC ±	2.46	11-1-2027	1,088,550	1,161,263
FHLMC ±	2.46	6-1-2035	4,659,261	4,967,619
FHLMC ±	2.47	2-1-2034	4,679,070	4,977,765
FHLMC ±	2.47	8-1-2018	4,236	4,469
FHLMC ±	2.47	6-1-2026	2,096,168	2,244,518
FHLMC ±	2.48	1-1-2033	259,871	259,282
FHLMC ±	2.48	2-1-2036	2,704,878	2,884,200
FHLMC ±	2.48	7-1-2038	4,085,964	4,376,734
FHLMC ±	2.48	11-1-2035	2,707,404	2,886,799
FHLMC ±	2.49	1-1-2019	1,174	1,179
FHLMC ±	2.49	9-1-2038	1,470,035	1,566,957
FHLMC ±	2.49	9-1-2030	15,510,317	16,514,992
FHLMC ±	2.49	10-1-2033	3,683,713	3,924,182
FHLMC ±	2.49	2-1-2036	327,025	346,680
FHLMC ±	2.49	6-1-2020	136,546	145,429
FHLMC ±	2.49	12-1-2032	1,583,742	1,675,480
FHLMC ±	2.50	1-1-2028	37,779	40,380
FHLMC ±	2.50	6-1-2033	3,121,222	3,322,069
FHLMC ±	2.50	12-1-2034	6,946,657	7,406,855
FHLMC ±	2.51	9-1-2033	1,538,379	1,642,005
FHLMC ±	2.51	5-1-2033	471,823	482,469
FHLMC ±	2.51	1-1-2037	2,286,421	2,427,557
FHLMC ±	2.51	5-1-2025	116,729	123,289
FHLMC ±	2.52	7-1-2034	1,437,644	1,547,356
FHLMC ±	2.52	1-1-2028	8,244	8,808
FHLMC ±	2.52	6-1-2035	3,207,056	3,411,565
FHLMC ±	2.53	7-1-2029	113,966	121,506
FHLMC ±	2.53	4-1-2035	726,227	765,858
FHLMC ±	2.54	10-1-2029	148,673	156,774
FHLMC ±	2.54	10-1-2030	3,734,386	3,990,444
FHLMC ±	2.54	6-1-2035	1,490,535	1,583,024
FHLMC ±	2.55	7-1-2027	932,023	996,069
FHLMC ±	2.55	6-1-2025	117,658	118,675
FHLMC ±	2.55	8-1-2029	179,961	182,302
FHLMC ±	2.55	6-1-2028	526,239	547,633
FHLMC ±	2.55	1-1-2022	33,493	33,680
FHLMC ±	2.55	7-1-2037	1,472,039	1,567,888
FHLMC ±	2.57	10-1-2036	1,683,428	1,780,929

4	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	2.57%	9-1-2031	$254,327	$259,181
FHLMC ±	2.57	2-1-2035	3,097,064	3,296,475
FHLMC ±	2.58	4-1-2034	1,473,019	1,558,436
FHLMC ±	2.58	4-1-2029	341,920	356,151
FHLMC ±	2.58	10-1-2024	259,909	276,279
FHLMC ±	2.59	5-1-2023	96,201	96,190
FHLMC ±	2.60	7-1-2034	3,007,263	3,206,331
FHLMC ±	2.60	10-1-2025	148,196	149,955
FHLMC ±	2.60	10-1-2025	47,997	48,254
FHLMC ±	2.60	2-1-2030	95,421	101,850
FHLMC ±	2.60	6-1-2030	657,250	701,043
FHLMC ±	2.60	6-1-2030	169,431	172,028
FHLMC ±	2.61	10-1-2035	3,574,220	3,802,073
FHLMC ±	2.62	9-1-2035	7,092,397	7,587,576
FHLMC ±	2.62	5-1-2035	738,833	780,377
FHLMC ±	2.62	5-1-2037	164,121	173,591
FHLMC ±	2.63	11-1-2018	18,383	18,513
FHLMC ±	2.64	6-1-2030	151,008	161,039
FHLMC ±	2.66	11-1-2029	336,283	343,174
FHLMC ±	2.66	4-1-2035	4,444,987	4,689,705
FHLMC ±	2.67	11-1-2029	1,506,914	1,592,996
FHLMC ±	2.68	6-1-2019	118,591	119,302
FHLMC ±	2.69	7-1-2017	35,683	37,901
FHLMC ±	2.69	8-1-2035	403,500	412,144
FHLMC ±	2.70	2-1-2036	9,435,636	10,009,379
FHLMC ±	2.70	3-1-2037	3,851,392	4,090,100
FHLMC ±	2.71	4-1-2035	2,950,139	3,137,587
FHLMC ±	2.71	8-1-2030	8,263,890	8,790,587
FHLMC ±	2.72	5-1-2028	474,174	486,486
FHLMC ±	2.73	6-1-2032	261,499	263,088
FHLMC ±	2.73	11-1-2026	396,935	406,817
FHLMC ±	2.73	1-1-2035	680,480	720,150
FHLMC ±	2.74	3-1-2032	2,017,301	2,152,236
FHLMC ±	2.74	9-1-2029	224,474	239,699
FHLMC ±	2.74	12-1-2036	825,662	878,718
FHLMC ±	2.74	4-1-2036	4,724,108	5,009,922
FHLMC ±	2.76	10-1-2035	4,672,434	4,965,451
FHLMC ±	2.76	4-1-2037	2,151,391	2,292,723
FHLMC ±	2.76	4-1-2020	35,593	37,819
FHLMC ±	2.77	4-1-2037	1,008,758	1,076,342
FHLMC ±	2.77	9-1-2030	189,134	192,247
FHLMC ±	2.78	11-1-2035	5,657,604	6,009,596
FHLMC ±	2.79	2-1-2036	7,503,643	8,031,170
FHLMC ±	2.80	2-1-2037	1,000,604	1,062,509
FHLMC ±	2.80	10-1-2018	84,171	88,174
FHLMC ±	2.84	4-1-2035	1,759,105	1,873,018
FHLMC ±	2.84	11-1-2035	870,849	920,516
FHLMC ±	2.88	10-1-2019	34,783	34,583
FHLMC ±	2.88	7-1-2036	1,476,618	1,577,300
FHLMC ±	2.90	2-1-2024	36,817	36,805

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Adjustable Rate Government Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC ±	2.91%	2-1-2018	$5,871	$5,871
FHLMC ±	2.91	12-1-2018	38,686	38,822
FHLMC ±	2.92	5-1-2032	304,106	320,369
FHLMC ±	2.92	12-1-2018	34,129	33,882
FHLMC ±	2.92	6-1-2019	129,628	137,114
FHLMC ±	2.95	3-1-2025	4,412,834	4,657,700
FHLMC ±	2.98	11-1-2032	302,024	314,230
FHLMC ±	2.99	5-1-2039	3,209,963	3,419,796
FHLMC ±	3.01	6-1-2029	1,569,068	1,670,355
FHLMC ±	3.03	8-1-2029	262,256	266,879
FHLMC ±	3.06	9-1-2016	45,085	45,093
FHLMC ±	3.12	2-1-2027	199,641	207,746
FHLMC ±	3.15	4-1-2019	31,462	31,268
FHLMC ±	3.16	12-1-2025	623,797	645,649
FHLMC ±	3.17	6-1-2022	1,993	1,985
FHLMC ±	3.25	8-1-2019	23,328	23,316
FHLMC ±	3.38	7-1-2028	104,242	105,453
FHLMC ±	3.42	6-1-2035	2,593,431	2,786,956
FHLMC ±	3.42	6-1-2021	152,808	162,716
FHLMC ±	3.47	7-1-2018	91,219	91,981
FHLMC ±	3.62	12-1-2025	946,375	1,016,175
FHLMC ±	3.68	11-1-2026	204,528	212,444
FHLMC ±	3.77	2-1-2021	48,778	49,367
FHLMC ±	3.86	4-1-2032	146,719	148,144
FHLMC ±	3.88	5-1-2031	256,035	261,348
FHLMC ±	3.91	4-1-2023	226,508	229,676
FHLMC ±	3.92	1-1-2017	789	803
FHLMC	4.00	12-15-2023	329,539	344,015
FHLMC	4.00	3-15-2039	612,746	625,484
FHLMC ±	4.37	8-1-2029	44,908	46,005
FHLMC ±	4.47	10-1-2029	6,389	6,334
FHLMC ±	4.51	2-1-2029	285,317	287,428
FHLMC ±	4.72	8-1-2027	84,975	85,047
FHLMC	5.00	10-1-2022	72,902	78,668
FHLMC ±	5.50	8-1-2024	733,155	784,540
FHLMC	6.50	4-1-2018	112,364	119,758
FHLMC	7.00	9-1-2035	70,415	77,691
FHLMC	7.50	1-1-2016	20,201	21,066
FHLMC	7.50	6-1-2016	7,609	7,830
FHLMC	8.50	5-1-2020	149,577	161,658
FHLMC	8.50	9-1-2022	30,873	31,557
FHLMC Series 0020 Class F ±	1.16	7-1-2029	33,348	34,401
FHLMC Series 1671 Class QA ±	1.90	2-15-2024	590,190	611,591
FHLMC Series 1686 Class FE ±	2.05	2-15-2024	57,056	58,263
FHLMC Series 1730 Class FA ±	1.94	5-15-2024	405,135	421,836
FHLMC Series 2315 Class FW ±	0.73	4-15-2027	235,554	237,104
FHLMC Series 2391 Class EF ±	0.68	6-15-2031	219,309	220,180
FHLMC Series 2454 Class SL ±(c)	7.82	3-15-2032	492,848	105,588
FHLMC Series 2461 Class FI ±	0.68	4-15-2028	320,931	323,380
FHLMC Series 2464 Class FE ±	1.18	3-15-2032	321,226	328,930

6	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC Series 2466 Class FV ±	0.73%	3-15-2032	$525,153	$529,853
FHLMC Series T-48 Class 2A ±	3.31	7-25-2033	3,667,288	3,836,958
FHLMC Series T-54 Class 4A ±	3.07	2-25-2043	2,661,226	2,797,725
FHLMC Series T-55 Class 1A1	6.50	3-25-2043	123,857	138,889
FHLMC Series T-62 Class 1A1 ±	1.36	10-25-2044	6,109,742	6,157,153
FHLMC Series T-63 Class 1A1 ±	1.36	2-25-2045	3,798,670	3,829,169
FHLMC Series T-66 Class 2A1 ±	2.84	1-25-2036	4,638,754	4,790,571
FHLMC Series T-67 Class 1A1C ±	3.01	3-25-2036	16,340,345	16,977,047
FHLMC Series T-67 Class 2A1C ±	3.04	3-25-2036	9,932,780	10,397,177
FHLMC Series T-75 Class A1 ±	0.22	12-25-2036	3,591,413	3,569,925
FHLMC Series T61 Class 1A1 ±	1.56	7-25-2044	1,304,967	1,328,990
FNMA ±	2.30	12-1-2034	2,603,249	2,753,123
FNMA ±	1.26	6-1-2021	101,309	102,868
FNMA ±	1.33	12-1-2020	58,438	58,438
FNMA ±	1.38	1-1-2021	5,350	5,497
FNMA ±	1.38	1-1-2021	6,804	6,853
FNMA ±	1.52	8-1-2032	282,559	283,502
FNMA ±	1.56	12-1-2030	228,968	237,462
FNMA ±	1.58	9-1-2032	68,298	68,858
FNMA ±	1.63	12-1-2016	1,429	1,427
FNMA ±	1.63	7-1-2017	1,765	1,755
FNMA ±	1.67	3-1-2015	10,375	10,328
FNMA ±	1.71	3-1-2034	684,983	704,767
FNMA ±	1.74	1-1-2032	465,267	470,580
FNMA ±	1.75	8-1-2033	4,231	4,266
FNMA ±	1.75	12-1-2031	28,619	28,821
FNMA ±	1.79	4-1-2033	945,672	999,851
FNMA ±	1.80	12-1-2022	17,311	17,336
FNMA ±	1.80	1-1-2035	198,702	206,281
FNMA ±	1.82	3-1-2030	25,176	25,716
FNMA ±	1.87	5-1-2018	9,089	9,046
FNMA ±	1.87	12-1-2031	173,293	182,724
FNMA ±	1.88	7-1-2020	17,645	17,732
FNMA ±	1.88	1-1-2022	14,029	14,073
FNMA ±	1.88	8-1-2031	167,029	170,294
FNMA ±	1.88	12-1-2031	410,432	431,003
FNMA ±	1.88	8-1-2032	173,633	179,862
FNMA ±	1.89	9-1-2031	277,476	291,412
FNMA ±	1.89	5-1-2029	463,124	491,792
FNMA ±	1.91	8-1-2033	706,546	719,028
FNMA ±	1.92	8-1-2031	149,880	150,072
FNMA ±	1.94	2-1-2033	274,337	286,022
FNMA ±	1.94	1-1-2035	4,423,819	4,673,018
FNMA ±	1.94	6-1-2043	13,792,389	13,875,851
FNMA ±	1.95	6-1-2031	343,043	360,259
FNMA ±	1.96	10-1-2017	12,150	12,389
FNMA ±	1.98	2-1-2035	5,571,922	5,869,634
FNMA ±	1.99	1-1-2032	38,190	38,117
FNMA ±	2.01	8-1-2031	78,723	79,868
FNMA ±	2.01	7-1-2032	227,106	227,468

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Adjustable Rate Government Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.02%	6-1-2032	$158,665	$158,963
FNMA ±	2.07	12-1-2035	9,763,499	10,263,679
FNMA ±	2.07	10-1-2035	11,756,689	12,318,154
FNMA ±	2.08	7-1-2018	2,859	2,852
FNMA ±	2.12	1-1-2036	5,779,868	6,086,345
FNMA ±	2.13	10-1-2018	138,083	143,944
FNMA ±	2.16	6-1-2018	2,241	2,303
FNMA ±	2.17	12-1-2032	1,337,734	1,394,432
FNMA ±	2.18	4-1-2030	186,482	197,075
FNMA ±	2.19	11-1-2017	183,500	193,800
FNMA ±	2.19	11-1-2027	66,123	70,122
FNMA ±	2.19	7-1-2035	2,733,032	2,846,448
FNMA ±	2.20	6-1-2034	1,108,005	1,174,074
FNMA ±	2.20	4-1-2021	104,316	108,605
FNMA ±	2.20	7-1-2018	538,829	564,275
FNMA ±	2.20	4-1-2042	4,524,137	4,747,299
FNMA ±	2.20	10-1-2044	2,334,603	2,451,689
FNMA ±	2.20	4-1-2018	480,596	502,523
FNMA ±	2.21	8-1-2025	53,644	56,596
FNMA ±	2.21	11-1-2024	15,066	15,701
FNMA ±	2.22	3-1-2033	320,425	332,519
FNMA ±	2.22	10-1-2017	69,494	71,017
FNMA ±	2.22	1-1-2018	83,673	85,879
FNMA ±	2.22	11-1-2023	47,073	48,599
FNMA ±	2.22	12-1-2017	90,165	91,369
FNMA ±	2.23	4-1-2019	7,764	7,813
FNMA ±	2.23	9-1-2036	2,110,143	2,238,826
FNMA ±	2.23	9-1-2032	8,933,474	9,468,393
FNMA ±	2.23	8-1-2033	1,993,789	2,114,025
FNMA ±	2.24	10-1-2024	64,402	68,178
FNMA ±	2.24	12-1-2024	100,565	105,457
FNMA ±	2.24	12-1-2025	25,807	25,921
FNMA ±	2.24	8-1-2026	117,126	118,041
FNMA ±	2.25	3-1-2031	45,466	47,734
FNMA ±	2.25	11-1-2035	1,024,418	1,073,970
FNMA ±	2.25	1-1-2035	1,677,787	1,745,178
FNMA ±	2.25	8-1-2036	5,462,027	5,753,777
FNMA ±	2.25	7-1-2017	3,728	3,762
FNMA ±	2.25	8-1-2017	1,418	1,419
FNMA ±	2.25	1-1-2018	795,924	832,247
FNMA ±	2.25	2-1-2020	18,349	19,119
FNMA ±	2.25	3-1-2021	1,306	1,355
FNMA ±	2.25	10-1-2025	172,672	180,567
FNMA ±	2.25	1-1-2027	47,522	50,402
FNMA ±	2.25	3-1-2030	43,357	45,411
FNMA ±	2.25	4-1-2035	4,457,971	4,724,867
FNMA ±	2.25	5-1-2033	1,462,928	1,550,215
FNMA ±	2.26	7-1-2036	5,125,110	5,443,020
FNMA ±	2.26	8-1-2035	839,997	876,767
FNMA ±	2.26	7-1-2038	1,956,295	2,071,894

8	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.26%	7-1-2035	$2,382,071	$2,523,163
FNMA ±	2.27	9-1-2035	3,946,066	4,178,288
FNMA ±	2.27	4-1-2040	391,834	415,634
FNMA ±	2.28	12-1-2033	2,318,473	2,464,424
FNMA ±	2.28	3-1-2034	989,704	1,050,047
FNMA ±	2.29	4-1-2028	48,424	48,531
FNMA ±	2.29	7-1-2035	2,445,631	2,559,355
FNMA ±	2.29	10-1-2035	572,812	609,468
FNMA ±	2.30	12-1-2024	39,959	41,845
FNMA ±	2.30	6-1-2032	48,226	48,909
FNMA ±	2.30	6-1-2035	703,985	749,195
FNMA ±	2.30	10-1-2033	981,658	1,038,957
FNMA ±	2.30	1-1-2036	1,849,523	1,956,289
FNMA ±	2.30	1-1-2037	12,482,234	13,242,555
FNMA ±	2.31	12-1-2023	13,310	13,363
FNMA ±	2.31	10-1-2035	4,646,373	4,918,302
FNMA ±	2.31	12-1-2039	450,132	473,702
FNMA ±	2.31	4-1-2034	6,057,102	6,432,606
FNMA ±	2.31	12-1-2035	1,150,843	1,218,752
FNMA ±	2.32	6-1-2023	881	884
FNMA ±	2.32	3-1-2035	2,096,911	2,235,463
FNMA ±	2.32	6-1-2033	1,488,602	1,570,770
FNMA ±	2.32	2-1-2036	1,731,359	1,831,613
FNMA ±	2.33	5-1-2034	4,512,006	4,750,435
FNMA ±	2.33	6-1-2033	796,508	842,765
FNMA ±	2.33	7-1-2048	7,420,541	7,886,562
FNMA ±	2.33	12-1-2040	13,695,696	14,549,638
FNMA ±	2.33	7-1-2043	3,274,441	3,481,798
FNMA ±	2.34	7-1-2033	259,155	270,515
FNMA ±	2.34	6-1-2035	2,004,459	2,119,026
FNMA ±	2.34	7-1-2035	2,831,906	3,022,658
FNMA ±	2.34	11-1-2034	1,790,456	1,895,489
FNMA ±	2.34	4-1-2030	20,350	21,491
FNMA ±	2.34	9-1-2032	146,679	146,964
FNMA ±	2.34	2-1-2033	4,650	4,640
FNMA ±	2.34	4-1-2033	2,950,030	3,116,435
FNMA ±	2.34	5-1-2033	874,199	930,356
FNMA ±	2.34	7-1-2038	1,589,803	1,695,512
FNMA ±	2.34	4-1-2018	6,313	6,481
FNMA ±	2.35	8-1-2031	141,478	142,050
FNMA ±	2.35	5-1-2037	2,828,334	3,004,130
FNMA ±	2.35	1-1-2038	884,555	922,911
FNMA ±	2.35	7-1-2035	2,797,795	2,988,907
FNMA ±	2.35	6-1-2035	4,194,509	4,427,383
FNMA ±	2.35	9-1-2033	72,394	72,650
FNMA ±	2.35	2-1-2035	6,463,747	6,873,818
FNMA ±	2.35	6-1-2037	462,351	489,554
FNMA ±	2.35	1-11-2035	3,221,220	3,427,277
FNMA ±	2.35	5-1-2035	3,753,278	3,972,219
FNMA ±	2.36	7-1-2025	6,017	6,180

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Adjustable Rate Government Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.36%	1-1-2027	$992,153	$1,057,941
FNMA ±	2.36	7-1-2028	321	340
FNMA ±	2.36	7-1-2035	7,695,472	8,156,710
FNMA ±	2.36	12-1-2040	4,284,979	4,539,758
FNMA ±	2.36	7-1-2033	119,586	126,579
FNMA ±	2.36	10-1-2034	677,528	721,414
FNMA ±	2.36	4-1-2043	6,615,122	7,021,233
FNMA ±	2.36	4-1-2033	1,096,171	1,167,703
FNMA ±	2.37	7-1-2038	8,823,504	9,466,125
FNMA ±	2.37	5-1-2042	8,824,159	9,344,442
FNMA ±	2.37	6-1-2027	123,518	130,919
FNMA ±	2.37	6-1-2034	6,693,505	7,108,394
FNMA ±	2.37	1-1-2038	8,816,445	9,371,797
FNMA ±	2.37	7-1-2038	4,539,362	4,833,998
FNMA ±	2.38	9-1-2019	11,434	11,487
FNMA ±	2.38	6-1-2025	10,223	10,269
FNMA ±	2.38	5-1-2033	7,358,294	7,765,880
FNMA ±	2.38	5-1-2035	1,119,380	1,171,665
FNMA ±	2.38	2-1-2034	4,786,883	5,104,479
FNMA ±	2.39	4-1-2033	1,300,880	1,381,595
FNMA ±	2.39	6-1-2034	1,775,693	1,880,493
FNMA ±	2.39	2-1-2035	648,293	683,577
FNMA ±	2.39	8-1-2026	1,028,485	1,091,216
FNMA ±	2.39	6-1-2036	6,360,668	6,740,823
FNMA ±	2.39	7-1-2034	1,865,750	1,977,402
FNMA ±	2.39	9-1-2034	11,608,607	12,329,414
FNMA ±	2.40	9-1-2030	234,449	249,086
FNMA ±	2.40	10-1-2024	439,283	468,157
FNMA ±	2.40	1-1-2031	1,208,804	1,274,676
FNMA ±	2.40	9-1-2039	9,954,152	10,616,569
FNMA ±	2.40	4-1-2024	83,918	89,367
FNMA ±	2.40	7-1-2024	17,508	18,391
FNMA ±	2.40	9-1-2026	122,606	125,081
FNMA ±	2.40	5-1-2036	6,999,091	7,470,640
FNMA ±	2.40	6-1-2027	3,486	3,657
FNMA ±	2.41	5-1-2018	175,711	174,501
FNMA ±	2.41	10-1-2029	269,436	274,423
FNMA ±	2.42	7-1-2035	4,893,189	5,194,537
FNMA ±	2.42	3-1-2035	6,815,227	7,238,629
FNMA ±	2.42	8-1-2035	1,794,187	1,870,809
FNMA ±	2.42	7-1-2048	9,574,629	10,197,310
FNMA ±	2.42	6-1-2035	3,286,872	3,490,248
FNMA ±	2.42	1-1-2019	4,364	4,368
FNMA ±	2.43	6-1-2032	376,186	379,882
FNMA ±	2.43	1-1-2035	512,348	544,180
FNMA ±	2.43	9-1-2037	1,434,339	1,526,469
FNMA ±	2.43	10-1-2036	6,732,002	7,186,025
FNMA ±	2.43	6-1-2026	103,022	108,838
FNMA ±	2.44	1-1-2034	4,442,955	4,705,407
FNMA ±	2.44	5-1-2035	3,073,360	3,276,353

10	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.44%	4-1-2024	$30,712	$32,090
FNMA ±	2.44	5-1-2025	69,235	73,690
FNMA ±	2.44	5-1-2034	1,832,276	1,944,617
FNMA ±	2.44	10-1-2036	1,811,002	1,927,124
FNMA ±	2.44	12-1-2040	7,342,362	7,838,802
FNMA ±	2.45	4-1-2028	354,218	378,692
FNMA ±	2.45	6-1-2032	56,123	55,739
FNMA ±	2.45	4-1-2033	1,604,170	1,691,185
FNMA ±	2.45	4-1-2020	12,367	12,481
FNMA ±	2.45	9-1-2028	122,201	124,421
FNMA ±	2.45	1-1-2028	10,861	11,444
FNMA ±	2.46	8-1-2017	566,547	577,584
FNMA ±	2.46	12-1-2042	2,281,156	2,410,239
FNMA ±	2.46	12-1-2028	83,642	88,653
FNMA ±	2.46	2-1-2033	434,445	462,878
FNMA ±	2.46	12-1-2034	1,811,325	1,924,741
FNMA ±	2.46	2-1-2035	2,230,803	2,372,601
FNMA ±	2.46	4-1-2036	7,169,440	7,638,499
FNMA ±	2.48	6-1-2030	226,586	241,654
FNMA ±	2.48	9-1-2033	66,402	69,781
FNMA ±	2.48	2-1-2032	2,341,169	2,454,175
FNMA ±	2.48	6-1-2027	103,213	109,056
FNMA ±	2.49	3-1-2033	2,784,703	2,975,326
FNMA ±	2.49	2-1-2036	13,436,812	14,327,068
FNMA ±	2.49	11-1-2034	8,665,263	9,255,905
FNMA ±	2.49	5-1-2032	236,168	238,670
FNMA ±	2.50	7-1-2027	126,662	134,968
FNMA ±	2.50	1-1-2029	965,545	1,011,154
FNMA ±	2.50	6-1-2017	22,618	22,556
FNMA ±	2.50	4-1-2024	3,929,028	4,174,484
FNMA ±	2.50	5-1-2017	64,041	65,437
FNMA ±	2.50	5-1-2017	58,786	58,811
FNMA ±	2.50	7-1-2017	6,391	6,559
FNMA ±	2.50	1-1-2019	155,087	160,430
FNMA ±	2.50	2-1-2019	2,417	2,430
FNMA ±	2.50	6-1-2019	1,105	1,101
FNMA ±	2.50	7-1-2027	387,098	414,185
FNMA ±	2.50	12-1-2030	89,284	90,668
FNMA ±	2.50	12-1-2030	1,143,991	1,221,882
FNMA ±	2.50	1-1-2040	811,125	858,473
FNMA ±	2.50	12-1-2021	144,508	148,590
FNMA ±	2.51	2-1-2037	4,263,362	4,544,313
FNMA ±	2.51	11-1-2024	204,991	210,317
FNMA ±	2.51	6-1-2036	1,009,821	1,066,877
FNMA ±	2.51	8-1-2039	8,335,990	8,804,561
FNMA ±	2.51	12-1-2033	3,232,004	3,423,566
FNMA ±	2.52	11-1-2020	1,261,353	1,318,137
FNMA ±	2.52	1-1-2036	679,775	704,450
FNMA ±	2.52	5-1-2036	3,863,040	4,073,186
FNMA ±	2.52	5-1-2019	2,037	2,050

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Adjustable Rate Government Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.53%	6-1-2024	$63,766	$67,035
FNMA ±	2.53	1-1-2032	177,586	189,612
FNMA ±	2.54	9-1-2030	1,445,102	1,528,847
FNMA ±	2.54	7-1-2035	1,652,404	1,752,132
FNMA ±	2.54	7-1-2017	176,065	179,977
FNMA ±	2.55	7-1-2033	1,757,349	1,874,698
FNMA ±	2.55	5-1-2035	2,341,253	2,487,597
FNMA ±	2.55	8-1-2035	2,207,147	2,340,182
FNMA ±	2.56	4-1-2018	795,172	816,714
FNMA ±	2.57	9-1-2022	667,566	714,200
FNMA ±	2.57	12-1-2033	3,285,581	3,481,123
FNMA ±	2.57	6-1-2033	592,709	631,198
FNMA ±	2.57	3-1-2035	4,925,424	5,235,508
FNMA ±	2.57	2-1-2036	7,659,360	8,154,272
FNMA ±	2.57	5-1-2036	989,986	1,050,928
FNMA ±	2.58	3-1-2033	8,121	8,161
FNMA ±	2.58	4-1-2034	2,087,081	2,202,576
FNMA ±	2.58	9-1-2035	1,987,129	2,100,260
FNMA ±	2.58	3-1-2027	205,856	206,248
FNMA ±	2.59	5-1-2027	107,946	115,244
FNMA ±	2.59	2-1-2038	1,821,583	1,924,969
FNMA ±	2.60	8-1-2040	1,511,198	1,618,434
FNMA ±	2.61	5-1-2039	6,119,286	6,481,311
FNMA ±	2.61	9-1-2035	210,098	223,942
FNMA ±	2.61	2-1-2035	2,178,475	2,309,979
FNMA ±	2.61	2-1-2018	9,932	10,098
FNMA ±	2.62	4-1-2032	46,542	49,225
FNMA ±	2.62	11-1-2017	86,959	89,032
FNMA ±	2.62	1-1-2035	3,711,088	3,922,193
FNMA ±	2.63	7-1-2020	195,772	206,040
FNMA ±	2.63	10-1-2029	623,484	666,387
FNMA ±	2.64	7-1-2036	4,014,650	4,267,905
FNMA ±	2.64	11-1-2024	98,500	100,036
FNMA ±	2.64	3-1-2033	947,386	1,002,193
FNMA ±	2.64	9-1-2033	1,500,648	1,590,518
FNMA ±	2.65	10-1-2024	56,318	56,757
FNMA ±	2.66	8-1-2035	4,646,744	4,937,604
FNMA ±	2.66	6-1-2040	1,344,010	1,416,697
FNMA ±	2.66	9-1-2030	1,059,474	1,132,355
FNMA ±	2.68	9-1-2030	994,333	1,042,657
FNMA ±	2.68	5-1-2035	4,458,476	4,776,548
FNMA ±	2.68	5-1-2035	3,108,356	3,321,312
FNMA ±	2.68	9-1-2037	7,962,425	8,486,093
FNMA ±	2.69	1-1-2036	12,412,120	13,159,092
FNMA ±	2.69	6-1-2032	248,380	265,495
FNMA ±	2.69	4-1-2030	39,225	41,535
FNMA ±	2.70	4-1-2033	774,826	825,757
FNMA ±	2.70	3-1-2032	147,779	157,515
FNMA ±	2.72	9-1-2036	1,612,875	1,716,039
FNMA ±	2.72	10-1-2018	726,052	751,239

12	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.72%	4-1-2026	$9,616	$9,572
FNMA ±	2.72	2-1-2028	51,191	54,670
FNMA ±	2.72	10-1-2025	15,475	16,207
FNMA ±	2.73	5-1-2028	96,164	99,684
FNMA ±	2.74	4-1-2035	3,217,379	3,417,728
FNMA ±	2.74	10-1-2018	153,526	158,514
FNMA ±	2.74	9-1-2017	516,742	534,243
FNMA ±	2.75	6-1-2016	103,580	108,473
FNMA ±	2.75	7-1-2016	19,673	20,618
FNMA ±	2.75	8-1-2018	88,476	93,061
FNMA ±	2.75	12-1-2028	200,908	211,321
FNMA ±	2.75	1-1-2029	28,785	30,313
FNMA ±	2.75	4-1-2035	3,036,591	3,231,687
FNMA ±	2.75	1-1-2036	150,849	158,084
FNMA ±	2.76	5-1-2018	479,827	498,814
FNMA ±	2.78	11-1-2022	89,746	95,036
FNMA ±	2.79	9-1-2032	186,173	192,736
FNMA ±	2.79	9-1-2034	2,929,236	3,116,347
FNMA ±	2.79	7-1-2020	2,744,180	2,826,830
FNMA ±	2.80	7-1-2039	3,544,567	3,854,445
FNMA ±	2.80	1-1-2025	75,201	75,412
FNMA ±	2.81	11-1-2034	2,997,060	3,222,572
FNMA ±	2.81	1-1-2033	177,119	178,366
FNMA ±	2.81	10-1-2025	15,988	17,031
FNMA ±	2.81	10-1-2033	19,225,324	20,523,279
FNMA ±	2.81	10-1-2028	303,878	325,711
FNMA ±	2.82	11-1-2035	18,288,339	19,659,727
FNMA ±	2.84	12-1-2046	2,044,197	2,174,074
FNMA ±	2.85	1-1-2033	3,108,875	3,320,475
FNMA ±	2.86	9-1-2033	44,031	43,997
FNMA ±	2.88	7-1-2028	385,475	411,588
FNMA ±	2.91	10-1-2024	18,482	19,739
FNMA ±	2.91	9-1-2019	77,664	77,977
FNMA ±	2.91	7-1-2019	3,732	3,870
FNMA ±	2.92	8-1-2035	4,794,685	5,124,835
FNMA ±	2.93	11-1-2031	80,896	81,142
FNMA ±	2.95	9-1-2032	2,107,142	2,295,207
FNMA ±	2.96	4-1-2040	2,966,898	3,203,327
FNMA ±	2.97	9-1-2021	131,470	131,431
FNMA ±	2.98	5-1-2028	308,959	320,456
FNMA ±	2.99	10-1-2017	8,752	8,604
FNMA ±	2.99	9-1-2035	1,115,393	1,186,628
FNMA ±	3.00	8-1-2030	261,132	268,809
FNMA ±	3.00	6-1-2018	24,037	23,694
FNMA ±	3.00	10-1-2034	923,446	983,240
FNMA ±	3.01	3-1-2019	987,331	1,037,531
FNMA ±	3.02	11-1-2024	175,337	175,456
FNMA ±	3.03	5-1-2017	90,978	96,935
FNMA ±	3.06	3-1-2034	68,635	69,017
FNMA ±	3.07	8-1-2029	1,026,288	1,095,936

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Adjustable Rate Government Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	3.08%	1-1-2029	$42,234	$44,108
FNMA ±	3.09	3-1-2030	170,732	182,338
FNMA ±	3.09	8-1-2031	73,766	77,490
FNMA ±	3.10	1-1-2031	86,936	86,315
FNMA ±	3.10	11-1-2028	238,741	254,446
FNMA ±	3.11	2-1-2029	160,444	170,051
FNMA ±	3.14	4-1-2020	2,273,191	2,398,578
FNMA ±	3.16	7-1-2033	29,133	29,067
FNMA ±	3.20	7-1-2017	134,152	135,180
FNMA ±	3.23	4-1-2034	3,869,789	4,156,090
FNMA ±	3.25	9-1-2017	3,228	3,244
FNMA ±	3.28	4-1-2024	484,511	513,878
FNMA ±	3.28	7-1-2028	117,698	121,890
FNMA ±	3.29	9-1-2033	194,610	194,221
FNMA ±	3.29	5-1-2018	1,131	1,135
FNMA ±	3.30	1-1-2033	73,956	73,939
FNMA ±	3.43	2-1-2029	2,623,906	2,809,322
FNMA ±	3.45	11-1-2029	11,216	11,863
FNMA ±	3.45	1-1-2021	809,116	848,263
FNMA ±	3.57	11-1-2031	47,041	46,953
FNMA ±	3.58	10-1-2017	552,092	563,703
FNMA ±	3.58	4-1-2018	8	8
FNMA ±	3.60	10-1-2034	632,561	657,087
FNMA ±	3.60	9-1-2033	63,424	63,525
FNMA ±	3.61	7-1-2021	265,536	268,898
FNMA ±	3.73	1-1-2017	1,890	1,895
FNMA ±	3.77	12-1-2050	226,882	227,458
FNMA ±	3.80	4-1-2019	184	184
FNMA ±	3.86	7-1-2017	49,437	52,660
FNMA ±	3.88	4-1-2034	2,031,102	2,186,918
FNMA ±	3.92	2-1-2033	103,671	104,390
FNMA ±	3.94	12-1-2032	180,798	191,031
FNMA ±	3.97	9-1-2028	9,383	9,745
FNMA ±	4.00	3-1-2023	9,152	9,189
FNMA ±	4.01	4-1-2032	265,615	268,235
FNMA ±	4.02	5-1-2034	637,057	683,575
FNMA ±	4.20	9-1-2017	3,955	3,970
FNMA ±	4.23	6-1-2034	594,432	629,048
FNMA ±	4.26	8-1-2017	37,684	39,023
FNMA ±	4.30	1-1-2018	1,124	1,119
FNMA ±	4.31	10-1-2018	72	73
FNMA ±	4.32	11-1-2031	164,880	165,017
FNMA ±	4.39	5-1-2017	1,924	1,933
FNMA ±	4.39	9-1-2031	359,029	364,583
FNMA ±	4.44	12-1-2036	196,492	207,828
FNMA ±	4.49	6-1-2028	117,177	125,011
FNMA	4.60	9-1-2016	475,277	491,810
FNMA ±	4.61	2-1-2019	517,987	553,156
FNMA ±	4.65	3-1-2014	58	58
FNMA ±	4.68	6-1-2019	5,747	5,806

14	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	4.79%	1-1-2019	$700,611	$749,582
FNMA ±	4.82	6-1-2024	44,118	44,394
FNMA ±	4.86	1-1-2023	16,157	17,257
FNMA ±	4.96	5-1-2025	1,315	1,327
FNMA ±	4.99	4-1-2018	310,805	331,174
FNMA ±	5.16	6-1-2028	58,814	57,892
FNMA ±	5.20	9-1-2023	8,393	8,412
FNMA ±	5.25	10-1-2021	18,380	18,372
FNMA ±	5.31	11-1-2019	442	444
FNMA ±	5.38	11-1-2014	1,376	1,387
FNMA ±	5.49	7-1-2037	1,727,058	1,824,902
FNMA	5.50	9-1-2019	287,754	303,842
FNMA ±	5.56	1-1-2019	160,889	174,455
FNMA ±	5.85	3-1-2014	5,522	5,858
FNMA ±	6.00	2-1-2017	3,886	3,892
FNMA ±	6.00	1-1-2020	18,591	19,124
FNMA ±	6.11	9-1-2017	676	698
FNMA ±	6.45	2-1-2034	83,605	83,783
FNMA	6.50	8-1-2028	74,146	76,439
FNMA	6.50	5-1-2031	216,318	240,009
FNMA ±	6.72	3-1-2023	6,741	6,708
FNMA	7.00	11-1-2014	2,776	2,842
FNMA	7.00	11-1-2017	37,694	40,545
FNMA	7.06	11-1-2024	54,361	60,266
FNMA	7.06	12-1-2024	36,633	40,612
FNMA	7.06	1-1-2025	33,877	37,557
FNMA	7.06	3-1-2025	69,411	76,951
FNMA	7.06	3-1-2025	12,886	14,285
FNMA	7.06	4-1-2025	24,821	27,624
FNMA	7.06	1-1-2027	63,955	66,651
FNMA	7.50	2-1-2016	189,868	198,576
FNMA	7.50	1-1-2031	250,791	285,267
FNMA	7.50	1-1-2033	344,349	390,529
FNMA	7.50	5-1-2033	290,569	329,501
FNMA	7.50	5-1-2033	224,243	253,794
FNMA	7.50	6-1-2033	256,552	290,328
FNMA	7.50	7-1-2033	294,778	335,032
FNMA	7.50	8-1-2033	265,180	301,429
FNMA ±	7.75	1-1-2026	146	144
FNMA	8.00	12-1-2026	146,435	167,792
FNMA	8.00	2-1-2030	759	862
FNMA	8.00	3-1-2030	440	501
FNMA	8.00	7-1-2031	49,158	50,605
FNMA	8.00	5-1-2033	335,355	385,199
FNMA	8.50	10-1-2026	19,832	22,674
FNMA	8.50	2-1-2027	62,668	67,259
FNMA	8.50	6-1-2030	69,742	74,039
FNMA	8.52	8-1-2024	86,258	92,344
FNMA	9.00	7-1-2030	17,209	17,287
FNMA ±	9.10	10-1-2024	911	899

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Adjustable Rate Government Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	9.50%	8-1-2021	$54,024	$59,474
FNMA	9.50	12-1-2024	34,030	34,881
FNMA	10.00	1-1-2021	27,842	28,838
FNMA	10.50	4-1-2019	2,474	2,484
FNMA	11.00	1-1-2018	10,576	11,938
FNMA	12.50	7-1-2015	394	396
FNMA Series 1989-74 Class J	9.80	10-25-2019	36,982	42,547
FNMA Series 1989-96 Class H	9.00	12-25-2019	15,425	17,342
FNMA Series 1992-39 Class FA ±	2.14	3-25-2022	308,504	325,080
FNMA Series 1992-45 Class F ±	2.14	4-25-2022	56,492	56,061
FNMA Series 1992-87 Class Z	8.00	5-25-2022	37,560	42,651
FNMA Series 1993-113 Class FA ±	2.08	7-25-2023	217,934	227,450
FNMA Series 1994-14 Class F ±	2.55	10-25-2023	478,990	494,653
FNMA Series 1998-T2 Class A5 ±	2.40	1-25-2032	1,133,562	1,160,745
FNMA Series 2001-50 Class BA	7.00	10-25-2041	354,159	404,825
FNMA Series 2001-63 Class FD ±	0.78	12-18-2031	262,800	265,240
FNMA Series 2001-81 Class F ±	0.73	1-25-2032	172,012	173,785
FNMA Series 2001-T08 Class A1	7.50	7-25-2041	240,132	280,241
FNMA Series 2001-T10 Class A2	7.50	12-25-2041	5,343,346	6,168,294
FNMA Series 2001-T12 Class A2	7.50	8-25-2041	385,817	455,630
FNMA Series 2001-T12 Class A4 ±	3.37	8-25-2041	9,779,221	10,449,997
FNMA Series 2001-W03 Class A ±	7.00	9-25-2041	1,238,473	1,403,024
FNMA Series 2002-05 Class FD ±	1.08	2-25-2032	473,713	481,682
FNMA Series 2002-66 Class A3 ±	3.12	4-25-2042	13,431,700	14,537,894
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	1,654,098	1,986,158
FNMA Series 2002-T12 Class A5 ±	3.43	10-25-2041	3,173,629	3,254,617
FNMA Series 2002-T18 Class A5 ±	3.54	5-25-2042	919,803	971,186
FNMA Series 2002-T19 Class A4 ±	3.34	3-25-2042	201,553	211,250
FNMA Series 2002-W1 Class 3A ±	3.17	4-25-2042	2,213,074	2,263,603
FNMA Series 2002-W4 Class A6 ±	3.31	5-25-2042	3,538,377	3,729,641
FNMA Series 2003-07 Class A2 ±	2.43	5-25-2042	1,540,841	1,625,471
FNMA Series 2003-63 Class A8 ±	2.64	1-25-2043	2,281,744	2,457,240
FNMA Series 2003-W02 Class 1A3	7.50	7-25-2042	557,165	655,017
FNMA Series 2003-W04 Class 5A ±	3.14	10-25-2042	2,104,907	2,246,298
FNMA Series 2003-W08 Class 4A ±	3.13	11-25-2042	2,577,322	2,674,224
FNMA Series 2003-W10 Class 2A ±	3.14	6-25-2043	4,995,688	5,291,377
FNMA Series 2003-W18 Class 2A ±	3.38	6-25-2043	18,016,914	19,186,175
FNMA Series 2004-T3 Class 1A3	7.00	2-25-2044	883,116	998,256
FNMA Series 2004-T3 Class 2A ±	3.12	8-25-2043	3,094,990	3,270,430
FNMA Series 2004-W02 Class 5A	7.50	3-25-2044	369,734	432,274
FNMA Series 2004-W1 Class 2A2	7.00	12-25-2033	436,325	492,789
FNMA Series 2004-W1 Class 3A ±	3.31	1-25-2043	155,643	166,153
FNMA Series 2004-W12 Class 2A ±	3.42	6-25-2044	9,213,944	9,880,029
FNMA Series 2004-W15 Class 3A ±	2.76	6-25-2044	12,272,460	12,923,563
FNMA Series 2005-W3 Class 3A ±	2.67	4-25-2045	2,376,296	2,529,912
FNMA Series 2006-W1 Class 3A ±	2.18	10-25-2045	13,174,425	13,914,577
FNMA Series 2009-95 Class AY	4.00	6-25-2023	23,526	23,739
FNMA Series G92-20 Class FB ±	2.14	4-25-2022	204,146	203,206
FNMA Series G93-1 Class K	6.68	1-25-2023	905,201	1,010,970
FNMA Series G93-19 Class FD ±	2.08	4-25-2023	825,137	863,536

16	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA ±	1.63%	2-20-2017	$13,414	$13,749
GNMA ±	1.63	3-20-2017	18,067	18,771
GNMA ±	1.63	5-20-2017	40,527	42,155
GNMA ±	1.63	5-20-2017	18,946	19,706
GNMA ±	1.63	6-20-2017	4,660	4,847
GNMA ±	1.63	9-20-2017	26,924	27,712
GNMA ±	1.63	6-20-2021	71,461	74,366
GNMA ±	1.63	12-20-2021	11,665	12,110
GNMA ±	1.63	1-20-2022	138,513	143,985
GNMA ±	1.63	2-20-2022	49,528	51,150
GNMA ±	1.63	2-20-2022	119,613	124,339
GNMA ±	1.63	2-20-2022	7,490	7,786
GNMA ±	1.63	3-20-2022	141,860	147,465
GNMA ±	1.63	3-20-2022	247,025	256,785
GNMA ±	1.63	4-20-2022	380,836	396,335
GNMA ±	1.63	4-20-2022	377,933	393,314
GNMA ±	1.63	5-20-2022	35,172	36,603
GNMA ±	1.63	5-20-2022	358,876	373,483
GNMA ±	1.63	5-20-2022	98,930	102,957
GNMA ±	1.63	6-20-2022	29,971	31,191
GNMA ±	1.63	10-20-2022	42,524	44,148
GNMA ±	1.63	10-20-2022	146,292	151,878
GNMA ±	1.63	11-20-2022	90,728	94,193
GNMA ±	1.63	11-20-2022	115,009	119,401
GNMA ±	1.63	12-20-2022	33,564	34,845
GNMA ±	1.63	12-20-2022	449,577	466,747
GNMA ±	1.63	12-20-2022	9,350	9,707
GNMA ±	1.63	1-20-2023	1,016,718	1,056,927
GNMA ±	1.63	1-20-2023	73,172	76,066
GNMA ±	1.63	2-20-2023	90,674	94,260
GNMA ±	1.63	2-20-2023	51,806	53,855
GNMA ±	1.63	2-20-2023	94,543	98,282
GNMA ±	1.63	3-20-2023	95,270	99,038
GNMA ±	1.63	4-20-2023	16,140	16,798
GNMA ±	1.63	4-20-2023	39,423	41,029
GNMA ±	1.63	5-20-2023	14,042	14,614
GNMA ±	1.63	5-20-2023	35,286	36,724
GNMA ±	1.63	6-20-2023	362,083	376,835
GNMA ±	1.63	6-20-2023	162,671	169,299
GNMA ±	1.63	10-20-2023	1,024,682	1,063,847
GNMA ±	1.63	11-20-2023	755,161	784,026
GNMA ±	1.63	11-20-2023	762,196	791,330
GNMA ±	1.63	12-20-2023	33,543	34,825
GNMA ±	1.63	12-20-2023	131,051	136,061
GNMA ±	1.63	12-20-2023	1,002,588	1,040,911
GNMA ±	1.63	4-20-2024	52,113	54,238
GNMA ±	1.63	4-20-2024	289,261	301,054
GNMA ±	1.63	5-20-2024	241,788	251,647
GNMA ±	1.63	5-20-2024	21,916	22,810
GNMA ±	1.63	6-20-2024	25,676	26,723

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Adjustable Rate Government Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA ±	1.63%	6-20-2024	$37,802	$39,343
GNMA ±	1.63	6-20-2024	136,345	141,905
GNMA ±	1.63	11-20-2024	119,233	123,795
GNMA ±	1.63	4-20-2025	155,720	162,074
GNMA ±	1.63	10-20-2025	707,694	734,787
GNMA ±	1.63	1-20-2026	759,793	789,915
GNMA ±	1.63	2-20-2026	603,918	627,861
GNMA ±	1.63	10-20-2026	130,035	135,016
GNMA ±	1.63	1-20-2027	277,493	288,500
GNMA ±	1.63	1-20-2027	10,482	10,795
GNMA ±	1.63	5-20-2027	28,924	30,106
GNMA ±	1.63	10-20-2027	8,592	8,921
GNMA ±	1.63	1-20-2028	9,169	9,532
GNMA ±	1.63	12-20-2029	252,737	262,430
GNMA ±	1.63	1-20-2030	139,229	144,758
GNMA ±	1.63	10-20-2030	189,310	196,573
GNMA ±	1.63	11-20-2031	6,360	6,550
GNMA ±	1.63	4-20-2032	86,702	90,250
GNMA ±	1.63	5-20-2032	229,313	238,696
GNMA ±	1.63	6-20-2032	503,046	523,630
GNMA ±	1.63	11-20-2032	601,198	624,272
GNMA ±	1.63	2-20-2033	4,348	4,521
GNMA ±	1.63	3-20-2033	49,663	51,637
GNMA ±	1.75	9-20-2017	2,448	2,539
GNMA ±	1.75	8-20-2021	26,385	27,376
GNMA ±	1.75	8-20-2021	57,149	59,297
GNMA ±	1.75	7-20-2022	14,793	15,350
GNMA ±	1.75	9-20-2022	121,031	120,982
GNMA ±	1.75	9-20-2022	55,626	57,719
GNMA ±	1.75	9-20-2022	12,365	12,831
GNMA ±	1.75	7-20-2023	5,511	5,719
GNMA ±	1.75	9-20-2023	484,332	502,573
GNMA ±	1.75	9-20-2023	107,169	111,205
GNMA ±	1.75	9-20-2023	414,706	430,324
GNMA ±	1.75	7-20-2024	96,003	99,621
GNMA ±	1.75	7-20-2024	723,831	751,109
GNMA ±	1.75	8-20-2024	47,076	48,850
GNMA ±	1.75	9-20-2025	206,451	214,239
GNMA ±	1.75	8-20-2027	22,401	23,247
GNMA ±	1.75	9-20-2027	4,188	4,346
GNMA ±	2.00	1-20-2017	10,726	11,142
GNMA ±	2.00	2-20-2017	57,797	60,041
GNMA ±	2.00	3-20-2017	10,084	10,475
GNMA ±	2.00	9-20-2017	3,380	3,500
GNMA ±	2.00	7-20-2018	541	560
GNMA ±	2.00	8-20-2018	8,073	8,361
GNMA ±	2.00	1-20-2021	24,224	25,177
GNMA ±	2.00	2-20-2021	58,482	60,782
GNMA ±	2.00	8-20-2021	12,840	13,302
GNMA ±	2.00	10-20-2021	270,286	281,599

18	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA ±	2.00%	11-20-2021	$35,296	$36,774
GNMA ±	2.00	2-20-2022	5,304	5,513
GNMA ±	2.00	3-20-2022	45,123	46,901
GNMA ±	2.00	5-20-2022	22,906	23,785
GNMA ±	2.00	7-20-2022	7,546	7,818
GNMA ±	2.00	12-20-2022	75,691	78,864
GNMA ±	2.00	2-20-2023	6,288	6,536
GNMA ±	2.00	10-20-2024	1,291,253	1,345,452
GNMA ±	2.00	11-20-2024	624,479	650,693
GNMA ±	2.00	7-20-2025	8,523	8,831
GNMA ±	2.00	9-20-2026	125,930	130,483
GNMA ±	2.00	11-20-2026	11,428	11,908
GNMA ±	2.00	2-20-2027	7,822	8,131
GNMA ±	2.00	7-20-2027	3,052	3,162
GNMA ±	2.00	8-20-2027	4,773	4,945
GNMA ±	2.00	11-20-2027	7,252	7,448
GNMA ±	2.08	8-20-2062	9,212,992	9,709,978
GNMA ±	2.09	9-20-2062	2,859,692	3,021,547
GNMA ±	2.13	1-20-2022	5,204	5,411
GNMA ±	2.25	7-20-2022	5,717	5,928
GNMA ±	2.25	7-20-2022	6,931	7,187
GNMA ±	2.50	7-20-2016	12,070	12,541
GNMA ±	2.50	8-20-2017	18,224	18,942
GNMA ±	2.50	10-20-2017	7,862	8,189
GNMA ±	2.50	11-20-2017	18,529	19,298
GNMA ±	2.50	12-20-2017	17,620	18,351
GNMA ±	2.50	7-20-2018	47,097	48,958
GNMA ±	2.50	8-20-2018	24,825	25,806
GNMA ±	2.50	3-20-2019	3,101	3,226
GNMA ±	2.50	11-20-2020	19,211	20,016
GNMA ±	2.50	12-20-2020	13,352	13,912
GNMA ±	2.50	5-20-2021	12,589	13,157
GNMA ±	2.50	12-20-2021	32,174	33,260
GNMA ±	2.50	7-20-2022	7,720	8,028
GNMA ±	2.50	7-20-2024	337,486	350,954
GNMA ±	2.50	8-20-2024	65,019	67,614
GNMA ±	2.50	10-20-2024	617,807	643,785
GNMA ±	2.50	12-20-2024	416,311	433,818
GNMA ±	2.50	4-20-2025	6,465	6,758
GNMA ±	2.75	10-20-2017	44,642	46,553
GNMA ±	3.00	2-20-2016	8,383	8,742
GNMA ±	3.00	3-20-2016	17,678	18,438
GNMA ±	3.00	4-20-2016	14,069	14,552
GNMA ±	3.00	5-20-2016	1,224	1,266
GNMA ±	3.00	7-20-2017	10,559	10,951
GNMA ±	3.00	8-20-2017	95,217	99,359
GNMA ±	3.00	8-20-2017	9,875	10,238
GNMA ±	3.00	9-20-2017	101,440	105,852
GNMA ±	3.00	11-20-2017	21,756	22,686
GNMA ±	3.00	12-20-2017	126,683	132,083

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Adjustable Rate Government Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA ±	3.00%	1-20-2018	$42,002	$43,831
GNMA ±	3.00	6-20-2018	8,015	8,295
GNMA ±	3.00	11-20-2018	4,400	4,561
GNMA ±	3.00	12-20-2018	1,126	1,168
GNMA ±	3.00	1-20-2019	3,441	3,591
GNMA ±	3.00	2-20-2019	8,022	8,373
GNMA ±	3.00	3-20-2019	11,539	12,043
GNMA ±	3.00	5-20-2019	19,120	19,793
GNMA ±	3.00	6-20-2019	41,760	43,229
GNMA ±	3.00	8-20-2019	14,331	14,868
GNMA ±	3.00	6-20-2020	9,158	9,481
GNMA ±	3.00	1-20-2021	278	290
GNMA ±	3.00	2-20-2021	401	418
GNMA ±	3.50	9-20-2017	17,700	18,511
GNMA ±	3.50	10-20-2017	294	308
GNMA ±	3.50	11-20-2017	48,681	50,993
GNMA ±	3.50	2-20-2018	32,905	34,413
GNMA ±	3.50	3-20-2018	4,101	4,289
GNMA ±	3.50	4-20-2018	6,518	6,825
GNMA ±	3.50	5-20-2018	2,507	2,624
GNMA ±	3.50	9-20-2018	4,940	5,170
GNMA ±	3.50	2-20-2019	28,667	30,001
GNMA ±	3.50	9-20-2019	48,182	50,408
GNMA ±	3.50	1-20-2020	13,095	13,618
GNMA ±	4.00	1-20-2016	134,318	140,757
GNMA ±	4.00	3-20-2016	22,390	23,465
GNMA ±	4.00	4-20-2016	3,277	3,449
GNMA ±	4.00	5-20-2016	475	499
GNMA ±	4.00	11-20-2017	18,204	19,000
GNMA ±	4.00	4-20-2018	11,883	12,486
GNMA ±	4.00	11-20-2018	71,352	74,505
GNMA ±	4.00	1-20-2019	93,698	95,157
GNMA ±	4.00	5-20-2019	4,859	5,108
GNMA ±	4.50	12-20-2017	3,136	3,317
GNMA ±	5.00	8-20-2015	3,054	3,226
GNMA ±	5.00	9-20-2015	5,050	5,331
GNMA ±	5.00	10-20-2015	5,235	5,526
GNMA	6.45	4-20-2025	81,144	89,106
GNMA	6.45	5-20-2025	38,653	41,319
GNMA	6.45	9-20-2025	51,656	58,575
GNMA	6.50	6-20-2034	85,861	94,021
GNMA	6.50	8-20-2034	1,335,660	1,462,601
GNMA	6.50	8-20-2034	124,309	132,422
GNMA	6.75	2-15-2029	138,253	159,081
GNMA	7.00	7-20-2034	68,547	78,718
GNMA	7.25	7-15-2017	18,280	19,851
GNMA	7.25	8-15-2017	40,710	43,570
GNMA	7.25	8-15-2017	20,864	21,335
GNMA	7.25	9-15-2017	31,072	33,356
GNMA	7.25	10-15-2017	56,389	60,209

20	Wells Fargo Advantage Adjustable Rate Government Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	7.25%	10-15-2017	$31,112	$33,186
GNMA	7.25	11-15-2017	24,768	26,421
GNMA	7.25	1-15-2018	9,325	9,359
GNMA	7.25	1-15-2018	13,522	14,896
GNMA	7.25	2-15-2018	23,544	24,247
GNMA	7.25	5-15-2018	12,401	12,447
GNMA	9.00	5-15-2016	7,124	7,159
GNMA	9.00	7-15-2016	872	876
GNMA	9.00	8-15-2016	9,988	10,037
GNMA	9.00	11-15-2016	5,957	5,986
GNMA	9.00	11-15-2016	3,953	4,251
GNMA	9.00	12-15-2016	234	235
GNMA	9.00	2-15-2017	6,498	7,030
GNMA	9.00	5-15-2017	1,204	1,210
GNMA	9.00	7-15-2017	9,520	9,566
GNMA	9.00	3-15-2020	4,486	4,668
GNMA	9.00	8-15-2021	760	764
GNMA	9.00	7-20-2024	1,084	1,119
GNMA	9.00	8-20-2024	476	547
GNMA	9.00	9-20-2024	2,666	3,110
GNMA	9.00	10-20-2024	11,787	13,364
GNMA	9.00	11-20-2024	608	666
GNMA	9.00	1-20-2025	9,008	10,561
GNMA	9.00	2-20-2025	27,305	31,846
GNMA Series 2011-H12 Class FA ±	0.69	2-20-2061	3,514,003	3,497,561
GNMA Series 2011-H17 Class FA ±	0.73	6-20-2061	1,957,234	1,951,712
SBA ±	4.01	9-25-2037	12,925,079	15,170,383

Total Agency Securities (Cost $1,423,253,992)				1,445,557,451

	Yield		Shares
Short-Term Investments: 2.15%

Investment Companies: 2.12%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)	0.01		31,475,926	31,475,926

			Principal
U.S. Treasury Securities: 0.03%
U.S. Treasury Bill #(z)	0.02	9-19-2013	$350,000	349,998

Total Short-Term Investments (Cost $31,825,921)				31,825,924

Total investments in securities (Cost $1,455,079,913) *	99.62%	1,477,383,375
Other assets and liabilities, net	0.38	5,623,639

Total net assets	100.00%	$1,483,007,014

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Adjustable Rate Government Fund	21

±	Variable rate investment. The rate shown is the rate in effect at period end.

(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $1,456,124,346 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$24,485,636
Gross unrealized depreciation	(3,226,607)

Net unrealized appreciation	$21,259,029

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Government Securities Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 62.03%
FDIC Series 2010-S1 Class 1A ±144A	0.74%	2-25-2048	$11,258,522	$11,267,146
FHLB	5.63	3-14-2036	6,150,000	7,166,152
FHLMC ±	0.62	11-15-2033	4,019,276	4,023,729
FHLMC ±	0.63	2-15-2033	18,317	18,318
FHLMC ±	2.28	10-1-2026	259,224	274,667
FHLMC	2.38	1-13-2022	10,415,000	9,967,645
FHLMC ±	2.38	6-1-2032	102,188	107,048
FHLMC ±	2.53	7-1-2029	250,313	262,690
FHLMC ±	3.03	9-1-2031	10,136	10,287
FHLMC ±	3.03	9-1-2031	146,082	147,514
FHLMC ±	3.16	7-1-2032	2,174,703	2,228,198
FHLMC %%	3.50	9-1-2043	92,285,000	91,780,312
FHLMC ±	3.51	5-1-2026	93,561	99,147
FHLMC %%	4.00	9-1-2043	11,875,000	12,215,014
FHLMC ±	4.08	1-1-2038	1,098,780	1,180,266
FHLMC	4.50	3-1-2042	1,371,577	1,445,414
FHLMC	5.00	5-1-2018	443,973	470,042
FHLMC	5.00	4-1-2019	434,452	460,051
FHLMC	5.00	4-1-2019	373,622	399,050
FHLMC	5.00	6-1-2019	512,377	547,356
FHLMC	5.00	8-1-2019	2,033,155	2,157,729
FHLMC	5.00	10-1-2019	672,487	718,374
FHLMC	5.00	2-1-2020	2,004,492	2,141,443
FHLMC	5.00	8-1-2040	4,330,033	4,693,078
FHLMC	5.50	11-1-2023	342,188	370,007
FHLMC	5.50	7-1-2035	11,935,501	12,982,695
FHLMC	5.50	12-1-2038	8,855,056	9,539,689
FHLMC	6.00	1-1-2024	5,210,762	5,700,685
FHLMC	6.00	10-1-2032	98,629	108,808
FHLMC	6.00	5-25-2043	7,786,587	8,446,305
FHLMC ±	6.38	1-1-2026	85,709	85,387
FHLMC	6.50	4-1-2018	43,345	45,213
FHLMC	6.50	4-1-2021	97,026	99,038
FHLMC	6.50	4-1-2022	178,501	197,578
FHLMC	6.50	4-1-2026	708	709
FHLMC	6.50	9-1-2028	56,062	63,845
FHLMC	6.50	9-1-2028	24,632	28,052
FHLMC	6.50	7-1-2031	9	10
FHLMC	6.50	8-1-2037	213,461	234,155
FHLMC	7.00	11-17-2013	487	488
FHLMC	7.00	10-1-2014	176,198	180,322
FHLMC	7.00	12-1-2023	8,598	9,805
FHLMC	7.00	5-1-2024	12,291	14,017
FHLMC	7.00	12-1-2026	2,513	2,899
FHLMC	7.00	12-1-2026	4,549	5,246
FHLMC	7.00	12-1-2026	391	392
FHLMC	7.00	12-1-2026	1,019	1,175
FHLMC	7.00	4-1-2029	4,673	5,414
FHLMC	7.00	4-1-2029	2,090	2,416
FHLMC	7.00	5-1-2029	34,610	40,012

2	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	7.00%	4-1-2032	$279,841	$312,651
FHLMC	7.50	11-1-2031	312,500	360,325
FHLMC	7.50	4-1-2032	318,299	367,007
FHLMC	8.00	2-1-2017	10,357	11,117
FHLMC	8.00	8-1-2023	46,869	52,584
FHLMC	8.00	6-1-2024	12,785	14,931
FHLMC	8.00	6-1-2024	4,241	4,401
FHLMC	8.00	6-1-2024	14,093	15,989
FHLMC	8.00	8-1-2026	32,445	38,425
FHLMC	8.00	11-1-2026	35,843	42,503
FHLMC	8.00	11-1-2028	26,086	30,144
FHLMC	8.50	7-1-2022	5,881	6,707
FHLMC	8.50	12-1-2025	25,100	29,416
FHLMC	8.50	5-1-2026	3,685	4,243
FHLMC	8.50	8-1-2026	7,932	8,390
FHLMC	8.50	8-1-2026	30,232	30,369
FHLMC	9.00	6-1-2016	6,042	6,180
FHLMC	9.00	1-1-2017	12,257	12,484
FHLMC	9.00	4-1-2017	17,579	18,901
FHLMC	9.00	11-1-2018	64,601	69,459
FHLMC	9.00	8-1-2019	624	688
FHLMC	9.00	8-1-2019	102	104
FHLMC	9.00	8-1-2019	277	277
FHLMC	9.00	12-1-2019	281	316
FHLMC	9.00	1-1-2020	67	72
FHLMC	9.00	2-1-2020	190	215
FHLMC	9.00	2-1-2020	4,196	4,196
FHLMC	9.00	3-1-2020	2,333	2,398
FHLMC	9.00	3-1-2020	312	326
FHLMC	9.00	9-1-2020	342	385
FHLMC	9.00	9-1-2020	901	951
FHLMC	9.00	12-1-2020	74	77
FHLMC	9.00	2-1-2021	4	4
FHLMC	9.00	3-1-2021	6,704	7,543
FHLMC	9.00	4-1-2021	84,345	91,652
FHLMC	9.00	4-1-2021	7,330	8,054
FHLMC	9.00	4-1-2021	371	429
FHLMC	9.00	7-1-2021	5,616	5,643
FHLMC	9.00	7-1-2021	4,665	4,869
FHLMC	9.00	8-1-2021	851	996
FHLMC	9.00	4-1-2022	2,468	2,478
FHLMC	9.00	7-1-2022	985	1,092
FHLMC	9.00	9-1-2024	1,848	2,114
FHLMC	9.50	9-1-2016	54	58
FHLMC	9.50	10-1-2016	353	382
FHLMC	9.50	8-1-2018	41	42
FHLMC	9.50	8-1-2019	243	274
FHLMC	9.50	2-1-2020	12	13
FHLMC	9.50	6-1-2020	108	123

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Government Securities Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	9.50%	8-1-2020	$632	$724
FHLMC	9.50	9-1-2020	24	24
FHLMC	9.50	9-1-2020	10,089	11,107
FHLMC	9.50	9-1-2020	81	93
FHLMC	9.50	10-1-2020	90	103
FHLMC	9.50	10-1-2020	51	58
FHLMC	9.50	11-1-2020	110	126
FHLMC	9.50	5-1-2021	306	354
FHLMC	9.50	9-17-2022	952,491	1,090,503
FHLMC	9.50	4-1-2025	105,978	124,003
FHLMC	10.00	8-1-2017	26	28
FHLMC	10.00	1-1-2019	21	23
FHLMC	10.00	8-1-2019	30	30
FHLMC	10.00	12-1-2019	335	386
FHLMC	10.00	3-1-2020	30	34
FHLMC	10.00	6-1-2020	50	57
FHLMC	10.00	7-1-2020	58	63
FHLMC	10.00	8-1-2020	61	70
FHLMC	10.00	10-1-2021	85,979	97,575
FHLMC	10.00	8-17-2022	429,401	462,596
FHLMC	10.00	2-17-2025	878,157	962,430
FHLMC	10.50	2-1-2019	33	33
FHLMC	10.50	5-1-2019	138	140
FHLMC	10.50	6-1-2019	18	21
FHLMC	10.50	8-1-2019	24,456	27,830
FHLMC	10.50	12-1-2019	37,685	40,341
FHLMC	10.50	5-1-2020	56,825	65,499
FHLMC	10.50	5-1-2020	6,763	7,042
FHLMC	10.50	8-1-2020	16,920	17,021
FHLMC	10.50	8-1-2020	37,939	40,099
FHLMC Series 16 Class D	10.00	10-15-2019	22,191	24,337
FHLMC Series 2882 Class TF ±	0.43	10-15-2034	3,909,180	3,908,770
FHLMC Series 3221 Class VA	5.00	9-15-2017	5,659,993	5,989,433
FHLMC Series 3706 Class C	2.00	8-15-2020	7,594,638	7,666,430
FHLMC Series 3767 Class PD	4.00	7-15-2040	725,525	758,646
FHLMC Series K020 Class X1 ±(c)	1.61	5-25-2022	48,741,016	4,717,740
FHLMC Series T-57 Class 1A1	6.50	7-25-2043	1,977,003	2,207,917
FHLMC Series T-57 Class 2A1 ±	3.31	7-25-2043	3,932,645	4,040,514
FHLMC Series T-67 Class 1A1C ±	3.01	3-25-2036	2,171,456	2,256,067
FHLMC Series T-67 Class 2A1C ±	3.04	3-25-2036	3,851,428	4,031,498
FHLMC Series T-75 Class A1 ±	0.22	12-25-2036	7,620,700	7,575,105
FHLMC Structured Pass-Through Securities Series T-15 Class A6 ±	0.65	11-25-2028	275,925	264,098
FHLMC Structured Pass-Through Securities Series T-23 Class A ±	0.46	5-25-2030	1,173,903	1,091,868
FHLMC Structured Pass-Through Securities Series T-35 Class A ±	0.46	9-25-2031	514,442	476,961
FHLMC Structured Pass-Through Securities Series T-42 Class A6	9.50	2-25-2042	1,461,174	1,724,785
FHLMC Structured Pass-Through Securities Series T-55 Class 2A1 ±	2.61	3-25-2043	754,853	757,350
FNMA	1.75	5-30-2019	19,000,000	18,540,257
FNMA ±	1.84	1-1-2043	3,329,219	3,351,518
FNMA ±	2.31	9-1-2031	113,239	120,110
FNMA ±	2.34	6-1-2032	201,357	205,057

4	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA ±	2.37%	11-1-2031	$239,845	$252,353
FNMA ±	2.37	5-1-2036	2,733,915	2,882,173
FNMA ±	2.40	9-1-2031	503,321	534,407
FNMA ±	2.40	5-1-2036	4,397,308	4,592,745
FNMA ±	2.41	12-1-2034	2,163,490	2,295,855
FNMA ±	2.42	12-1-2035	2,567,391	2,711,558
FNMA ±	2.42	6-1-2034	842,991	886,508
FNMA ±	2.44	4-1-2032	215,360	227,747
FNMA ±	2.45	12-1-2040	97,418	103,697
FNMA	2.50	4-25-2039	516,199	518,677
FNMA ±	2.56	10-1-2027	319,065	341,287
FNMA ±	2.79	8-1-2036	3,179,538	3,372,971
FNMA ±	2.83	9-1-2027	914,275	970,333
FNMA ±	2.85	9-1-2036	1,952,041	2,054,473
FNMA	3.00	4-1-2022	1,799,054	1,861,420
FNMA	3.00	5-1-2027	1,364,512	1,395,185
FNMA %%	3.00	9-1-2028	2,810,000	2,869,274
FNMA %%	3.00	9-1-2043	98,790,000	94,467,937
FNMA ±	3.14	4-1-2033	138,744	147,290
FNMA ±	3.16	2-1-2027	1,356,878	1,389,585
FNMA ±	3.17	5-1-2036	1,955,291	2,062,493
FNMA ±	3.17	7-1-2026	602,444	642,434
FNMA ±	3.29	1-1-2033	102,093	101,825
FNMA	3.50	2-1-2026	5,821,713	6,081,111
FNMA %%	3.50	9-1-2028	9,465,000	9,878,724
FNMA %%	3.50	9-1-2043	23,315,000	23,253,071
FNMA	3.69	6-1-2017	14,037,148	15,026,202
FNMA ±	3.97	9-1-2028	554,638	576,026
FNMA	4.00	5-1-2021	1,978,469	2,087,126
FNMA %%	4.00	9-1-2028	16,645,000	17,543,570
FNMA %%	4.00	9-1-2043	58,655,000	60,487,969
FNMA ±	4.11	7-1-2033	168,556	169,473
FNMA	4.15	7-1-2014	10,379,407	10,510,117
FNMA	4.50	8-1-2018	2,048,420	2,166,454
FNMA	4.50	12-1-2018	1,604,502	1,697,120
FNMA %%	4.50	9-1-2028	14,130,000	14,940,819
FNMA %%	4.50	9-1-2043	25,427,000	26,825,485
FNMA	4.68	2-1-2020	3,323,983	3,640,857
FNMA	4.79	5-1-2019	2,208,891	2,433,223
FNMA	5.00	4-1-2014	157,249	166,602
FNMA	5.00	12-1-2018	1,234,508	1,312,487
FNMA	5.00	6-1-2019	1,266,732	1,347,166
FNMA	5.00	6-1-2023	2,789,395	2,990,547
FNMA	5.00	3-1-2034	1,790,787	1,925,855
FNMA	5.00	8-1-2040	39,030,375	41,965,256
FNMA	5.03	5-1-2015	6,345,727	6,707,665
FNMA	5.12	1-1-2017	11,700,000	12,776,787
FNMA	5.22	10-1-2015	3,285,343	3,498,991
FNMA	5.38	5-1-2017	728,855	794,909
FNMA	5.39	1-1-2024	2,832,139	3,154,387

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Government Securities Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	5.50%	6-1-2016	$305,166	$321,875
FNMA	5.50	1-1-2025	376,256	405,369
FNMA	5.50	1-1-2025	1,485,548	1,610,311
FNMA	5.50	9-1-2033	5,530,722	6,046,425
FNMA	5.50	9-1-2033	2,725,419	2,977,943
FNMA	5.50	6-1-2034	12,478,441	13,633,748
FNMA	5.50	8-1-2035	2,454,902	2,661,509
FNMA	5.50	1-1-2037	2,496,998	2,712,742
FNMA	5.55	5-1-2016	3,120,081	3,423,001
FNMA	5.55	9-1-2019	3,552,385	3,707,247
FNMA	5.61	2-1-2021	3,041,203	3,385,516
FNMA	5.63	2-1-2018	1,097,555	1,227,888
FNMA	5.67	3-1-2016	6,204,994	6,754,982
FNMA	5.67	11-1-2021	5,609,155	6,104,062
FNMA	5.70	3-1-2016	949,191	1,033,629
FNMA	5.75	5-1-2021	3,575,080	4,021,424
FNMA	5.79	10-1-2017	1,089,180	1,221,894
FNMA	5.95	6-1-2024	1,807,205	2,055,684
FNMA	6.00	12-1-2013	590	591
FNMA	6.00	5-1-2016	210,427	215,678
FNMA	6.00	3-1-2024	197,090	216,559
FNMA	6.00	2-1-2035	2,598,175	2,895,491
FNMA	6.00	11-1-2037	2,525,922	2,758,773
FNMA %%	6.00	9-1-2043	21,385,000	23,407,386
FNMA	6.08	1-1-2019	1,153,238	1,199,827
FNMA	6.50	6-1-2017	230,597	244,199
FNMA	6.50	1-1-2024	93,780	99,915
FNMA	6.50	3-1-2028	51,119	56,561
FNMA	6.50	12-1-2029	659,584	731,271
FNMA	6.50	11-1-2031	162,483	178,224
FNMA	6.50	7-1-2036	1,441,667	1,600,836
FNMA	6.50	7-1-2036	1,106,417	1,224,067
FNMA	6.50	9-1-2037	458,357	494,955
FNMA	6.50	7-25-2042	2,733,907	3,109,253
FNMA	6.65	5-1-2016	1,442,108	1,598,107
FNMA	7.00	11-1-2026	19,558	21,851
FNMA	7.00	9-1-2031	6,511	6,583
FNMA	7.00	1-1-2032	7,120	8,041
FNMA	7.00	2-1-2032	222,163	251,058
FNMA	7.00	2-1-2032	8,581	8,953
FNMA	7.00	10-1-2032	499,620	574,639
FNMA	7.00	2-1-2034	5,196	5,911
FNMA	7.00	4-1-2034	416,000	468,448
FNMA	7.00	12-1-2034	71,293	77,327
FNMA	7.00	1-1-2036	15,361	17,444
FNMA	7.00	9-1-2036	529,174	591,861
FNMA	7.48	1-1-2025	943,321	939,581
FNMA	7.50	7-1-2015	7,864	7,953
FNMA	7.50	9-1-2031	169,443	200,128
FNMA	7.50	11-25-2031	892,341	1,035,519

6	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	7.50%	2-1-2032	$68,395	$80,847
FNMA	7.50	10-1-2037	3,547,818	3,977,224
FNMA	8.00	8-1-2020	8,143	8,172
FNMA	8.00	5-1-2027	64,725	68,312
FNMA	8.00	10-1-2027	14,508	14,563
FNMA	8.00	6-1-2028	10,819	12,408
FNMA	8.00	2-1-2030	245,300	282,159
FNMA	8.00	9-1-2040	2,198,144	2,601,370
FNMA	8.50	12-1-2014	325	326
FNMA	8.50	5-1-2017	310,088	336,507
FNMA	8.50	5-1-2017	6,132	6,626
FNMA	8.50	8-1-2024	39,489	45,403
FNMA	8.50	5-1-2026	255,174	294,181
FNMA	8.50	7-1-2026	34,926	37,723
FNMA	8.50	8-1-2026	17,694	18,252
FNMA	8.50	9-1-2026	703	813
FNMA	8.50	10-1-2026	38,257	39,253
FNMA	8.50	10-1-2026	399	424
FNMA	8.50	10-1-2026	10,370	10,414
FNMA	8.50	11-1-2026	37,194	38,566
FNMA	8.50	11-1-2026	12,583	13,768
FNMA	8.50	11-1-2026	6,633	6,661
FNMA	8.50	12-1-2026	313,176	374,435
FNMA	8.50	12-1-2026	25,029	28,987
FNMA	8.50	12-1-2026	351	355
FNMA	8.50	2-1-2027	596	691
FNMA	8.50	2-1-2027	9,534	9,671
FNMA	8.50	3-1-2027	1,554	1,802
FNMA	8.50	3-1-2027	3,120	3,149
FNMA	8.50	6-1-2027	500,313	581,825
FNMA	8.50	7-1-2029	995	1,010
FNMA	9.00	3-1-2021	60,838	67,702
FNMA	9.00	6-1-2021	267	305
FNMA	9.00	7-1-2021	92,788	102,519
FNMA	9.00	8-1-2021	378	436
FNMA	9.00	10-1-2021	61,294	67,076
FNMA	9.00	1-1-2025	3,092	3,180
FNMA	9.00	1-1-2025	25,536	29,763
FNMA	9.00	2-1-2025	11,112	11,163
FNMA	9.00	3-1-2025	1,358	1,421
FNMA	9.00	3-1-2025	4,305	4,584
FNMA	9.00	3-1-2025	6,249	6,274
FNMA	9.00	3-1-2025	1,713	1,721
FNMA	9.00	4-1-2025	4,289	4,326
FNMA	9.00	7-1-2028	57,619	66,238
FNMA	9.50	11-1-2020	236	272
FNMA	9.50	12-15-2020	98,927	106,592
FNMA	9.50	1-1-2021	34,211	36,063
FNMA	9.50	6-1-2022	6,900	7,829

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Government Securities Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	9.50%	7-1-2028	$80,260	$94,618
FNMA	10.00	12-1-2020	136,587	154,123
FNMA	11.00	2-1-2019	17,947	18,054
FNMA	11.00	10-15-2020	12,741	13,416
FNMA	11.25	2-1-2016	3,666	3,688
FNMA	12.00	7-15-2014	7,585	7,608
FNMA Grantor Trust Series 2000-T6 Class A2	9.50	6-25-2030	1,470,973	1,683,945
FNMA Grantor Trust Series 2001-T10 Class A3	9.50	12-25-2041	2,238,474	2,547,347
FNMA Grantor Trust Series 2001-T12 Class A3	9.50	8-25-2041	555,933	652,263
FNMA Grantor Trust Series 2001-T8 Class A3 ±	3.70	7-25-2041	1,560,113	1,575,569
FNMA Grantor Trust Series 2002-T19 Class A1	6.50	7-25-2042	7,208,213	8,231,260
FNMA Grantor Trust Series 2002-T5 Class A1 ±	0.42	5-25-2032	494,412	485,368
FNMA Grantor Trust Series 2003-T2 Class A1 ±	0.46	3-25-2033	410,829	396,579
FNMA Grantor Trust Series 2004-T1 Class 1A2	6.50	1-25-2044	1,175,265	1,337,595
FNMA Series 1988-2 Class Z	10.10	2-25-2018	22,448	23,875
FNMA Series 1988-7 Class Z	9.25	4-25-2018	36,442	40,439
FNMA Series 1989-10 Class Z	9.50	3-25-2019	232,965	264,448
FNMA Series 1989-100 Class Z	8.75	12-25-2019	200,824	226,921
FNMA Series 1989-12 Class Y	10.00	3-25-2019	389,692	443,600
FNMA Series 1989-22 Class G	10.00	5-25-2019	250,308	287,497
FNMA Series 1989-63 Class Z	9.40	10-25-2019	37,733	41,535
FNMA Series 1989-98 Class E	9.20	12-25-2019	87,624	97,722
FNMA Series 1990-144 Class W	9.50	12-25-2020	151,041	173,699
FNMA Series 1990-75 Class Z	9.50	7-25-2020	163,483	187,997
FNMA Series 1990-84 Class Y	9.00	7-25-2020	42,908	48,539
FNMA Series 1990-96 Class Z	9.67	8-25-2020	236,411	272,664
FNMA Series 1991-5 Class Z	8.75	1-25-2021	73,818	83,271
FNMA Series 1991-85 Class Z	8.00	6-25-2021	210,791	230,452
FNMA Series 1992-45 Class Z	8.00	4-25-2022	206,771	241,394
FNMA Series 2001-T4 Class A1	7.50	7-25-2041	1,279,208	1,530,058
FNMA Series 2002-T12 Class A5 ±	3.43	10-25-2041	1,789,806	1,835,480
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	1,187,222	1,322,343
FNMA Series 2003-90 Class FL ±	0.63	3-25-2031	303,457	303,509
FNMA Series 2003-W1 Class 1A1 ±	6.02	12-25-2042	1,065,992	1,224,103
FNMA Series 2003-W19 Class 1A6	5.29	11-25-2033	742,422	751,016
FNMA Series 2004-79 Class FA ±	0.47	8-25-2032	1,927,803	1,927,644
FNMA Series 2004-W1 Class 2A2	7.00	12-25-2033	2,557,789	2,888,792
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	2,181,142	2,567,547
FNMA Series 2005-71 Class DB	4.50	8-25-2025	2,729,829	2,950,675
FNMA Series 2006-9 Class BM	6.00	10-25-2033	6,025,850	6,139,973
FNMA Series 2007-2 Class FA ±	0.38	2-25-2037	712,962	710,642
FNMA Series 2007-W10 Class 2A ±	6.29	8-25-2047	1,364,082	1,533,906
FNMA Series 2009-108 Class DE	4.50	8-25-2027	384,415	393,017
FNMA Series G-8 Class E	9.00	4-25-2021	204,382	231,854
FNMA Series G92-30 Class Z	7.00	6-25-2022	407,460	446,818
FNMA Series G93-39 Class ZQ	6.50	12-25-2023	3,672,979	4,095,114
FNMA STRIPS Series 161 Class 2 (c)	8.50	7-25-2022	88,580	19,531
FNMA STRIPS Series 265 Class 2	9.00	3-1-2024	240,232	288,786
FNMA Whole Loan Series 1999-W6 Class A ±	9.45	9-25-2028	42,989	45,167
FNMA Whole Loan Series 2003-W06 Class PT4 ±	9.04	10-25-2042	2,846,598	3,301,920

8	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Whole Loan Series 2003-W11 Class A1 ±	3.07%	6-25-2033	$225,800	$224,756
FNMA Whole Loan Series 2003-W3 Class 1A4 ±	3.37	8-25-2042	4,405,302	4,706,457
FNMA Whole Loan Series 2003-W5 Class A ±	0.40	4-25-2033	493,357	483,420
FNMA Whole Loan Series 2003-W6 Class 6A ±	3.05	8-25-2042	3,225,722	3,349,029
FNMA Whole Loan Series 2003-W8 Class PT1 ±	9.59	12-25-2042	1,204,892	1,386,799
FNMA Whole Loan Series 2003-W9 Class A ±	0.42	6-25-2033	136,784	130,343
GNMA ±	3.00	8-20-2020	256,940	268,222
GNMA ±	3.00	11-20-2020	173,559	181,031
GNMA	4.00	6-20-2042	21,498,768	22,424,732
GNMA	4.00	9-20-2042	516,461	538,453
GNMA %%	4.50	9-1-2043	41,770,000	44,406,731
GNMA	5.00	7-20-2040	10,770,654	11,838,402
GNMA	6.00	8-20-2034	515,766	569,068
GNMA	6.50	12-15-2025	46,714	52,935
GNMA	6.50	4-15-2029	639	673
GNMA	6.50	5-15-2029	4,232	4,671
GNMA	6.50	5-15-2031	3,204	3,567
GNMA	6.50	7-15-2032	2,070	2,247
GNMA	6.50	9-20-2033	118,996	130,817
GNMA	7.00	12-15-2022	60,898	69,145
GNMA	7.00	5-15-2026	6,237	7,197
GNMA	7.00	3-15-2028	78,027	90,462
GNMA	7.00	1-15-2031	499	578
GNMA	7.00	4-15-2031	3,938	4,561
GNMA	7.00	4-15-2031	1,354	1,569
GNMA	7.00	8-15-2031	23,044	26,690
GNMA	7.00	3-15-2032	17,128	19,813
GNMA	7.34	10-20-2021	69,333	78,704
GNMA	7.34	12-20-2021	24,667	28,001
GNMA	7.34	2-20-2022	22,623	25,861
GNMA	7.34	4-20-2022	29,541	33,770
GNMA	7.34	9-20-2022	81,591	93,270
GNMA	8.00	4-15-2023	2,099	2,107
GNMA	8.00	6-15-2023	7,412	8,402
GNMA	8.00	12-15-2023	672,247	794,298
GNMA	8.00	2-15-2024	1,580	1,803
GNMA	8.00	9-15-2024	5,316	5,622
GNMA	8.00	6-15-2025	103	105
GNMA	8.00	6-15-2025	20,058	20,144
GNMA	8.35	4-15-2020	537,267	579,197
GNMA	8.40	5-15-2020	245,259	264,832
GNMA	8.50	7-15-2016	949	954
GNMA	9.00	12-15-2016	4,981	5,005
GNMA	9.00	4-15-2021	3,292	3,371
GNMA	9.50	10-20-2019	122,961	131,898
GNMA	10.00	12-15-2018	8,803	8,853
GNMA	12.50	4-15-2019	13,551	14,144
GNMA	13.00	11-15-2014	564	577
GNMA Series 2002-53 Class IO ±(c)	0.00	4-16-2042	8,961,203	815
GNMA Series 2003-110 Class FT ±	1.43	12-16-2030	555,577	556,922

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Government Securities Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA Series 2005-23 Class IO ±(c)	0.61%	6-17-2045	$51,015,739	$663,919
GNMA Series 2006-32 Class C ±	5.52	11-16-2038	12,510,000	13,360,580
GNMA Series 2006-32 Class XM ±(c)	0.13	11-16-2045	37,729,824	256,110
GNMA Series 2006-68 Class D ±	5.31	12-16-2037	12,520,000	13,627,056
GNMA Series 2007-35 Class NF ±	0.28	10-16-2035	11,235,286	11,239,308
GNMA Series 2007-44 Class FP ±	0.35	3-20-2036	8,426,721	8,433,243
GNMA Series 2007-69 Class D ±	5.25	6-16-2041	1,000,000	1,059,415
GNMA Series 2008-22 Class XM ±(c)	0.61	2-16-2050	94,627,950	3,205,049
SBA (a)(c)(i)	1.93	2-15-2018	375,820	3,614
SBA Series 1992- 6 Class A (a)(c)(i)	1.08	10-15-2017	1,307,959	12,451
TVA	5.38	4-1-2056	3,670,000	3,953,841

Total Agency Securities (Cost $981,467,123)				987,548,719

Municipal Obligations: 0.50%

Arkansas: 0.00%
Arkansas Development Finance Authority (Housing Revenue, GNMA Insured)	9.75	11-15-2014	61,494	64,082

Texas: 0.50%
Retama TX Development Corporation (Miscellaneous Revenue)	10.00	12-15-2020	5,405,000	7,927,351

Total Municipal Obligations (Cost $6,997,042)				7,991,433

Non-Agency Mortgage Backed Securities: 6.26%
Bear Stearns Commercial Mortgage Securities Incorporated Series 2005-PWR-7 Class A3 ±	5.12	2-11-2041	6,450,000	6,758,845
Citigroup Commercial Mortgage Trust Series 2006-C4 Class A3 ±	5.94	3-15-2049	10,188,000	11,071,595
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4	5.43	10-15-2049	11,280,000	12,382,654
Commercial Mortgage Trust Pass-Through Certificates Series 2004-LB4A Class A4	4.58	10-15-2037	2,395,762	2,400,731
FDIC Series 2013-R1 Class A 144A	1.15	3-25-2033	7,221,597	7,144,771
GE Capital Commercial Mortgage Corporation Series 2005-C3 Class A7A ±	4.97	7-10-2045	9,360,000	9,912,511
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C12 Class A4	3.36	7-15-2045	5,380,000	5,085,752
Lehman Brothers UBS Commercial Mortgage Trust Series 2006-C1 Class A4	5.16	2-15-2031	13,165,000	14,130,495
Morgan Stanley Capital I Series 2006-HQ8 Class A4 ±	5.60	3-12-2044	2,445,000	2,627,028
Morgan Stanley Capital I Trust Series 2004-HQ4 Class A7	4.97	4-14-2040	6,533,581	6,691,419
National Credit Union Administration Guaranteed Notes Series 2010-C1 Class A2	2.90	10-29-2020	2,810,000	2,897,624
National Credit Union Administration Guaranteed Notes Series 2010-C1 Class APT	2.65	10-29-2020	8,816,562	9,041,587
National Credit Union Administration Guaranteed Notes Series 2011-R4 Class 1A ±	0.56	3-6-2020	3,880,595	3,890,258
National Credit Union Administration Guaranteed Notes Series 2011-R6 Class 1A ±	0.57	5-7-2020	4,368,525	4,372,962
Vendee Mortgage Trust Series 1995-1 Class 4 ±	8.77	2-15-2025	436,338	503,868
Vendee Mortgage Trust Series 1995-2C Class 3A	8.79	6-15-2025	608,207	732,792

Total Non-Agency Mortgage Backed Securities (Cost $100,418,812)				99,644,892

10	Wells Fargo Advantage Government Securities Fund	Portfolio of investments—August 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities: 28.56%
U.S. Treasury Bond	2.75%	8-15-2042	$11,050,000	$9,124,880
U.S. Treasury Bond	3.75	8-15-2041	25,235,000	25,558,311
U.S. Treasury Bond	4.50	2-15-2036	9,905,000	11,378,369
U.S. Treasury Bond	4.63	2-15-2040	20,150,000	23,594,401
U.S. Treasury Note ##	0.25	1-31-2014	28,380,000	28,401,058
U.S. Treasury Note	0.25	5-15-2016	7,000,000	6,921,250
U.S. Treasury Note	0.38	3-15-2015	82,035,000	82,131,145
U.S. Treasury Note	0.38	11-15-2015	25,000,000	24,943,350
U.S. Treasury Note	0.50	10-15-2014	124,500,000	124,942,598
U.S. Treasury Note	0.88	1-31-2018	18,365,000	17,923,101
U.S. Treasury Note	0.88	5-31-2018	11,300,000	11,014,856
U.S. Treasury Note	2.00	11-15-2021	11,300,000	10,861,244
U.S. Treasury Note	2.25	7-31-2018	15,740,000	16,222,038
U.S. Treasury Note	6.25	8-15-2023	25,060,000	32,765,950
U.S. Treasury Note	7.25	8-15-2022	20,950,000	28,847,165

Total U.S. Treasury Securities (Cost $456,381,529)				454,629,716

Yankee Corporate Bonds and Notes : 3.47%

Financials : 3.47%

Commercial Banks : 3.47%
Bank of Nova Scotia 144A	1.65	10-29-2015	13,235,000	13,481,025
Canadian Imperial Bank 144A	0.90	9-19-2014	8,355,000	8,394,686
Kommunalbanken AS 144A	2.38	1-19-2016	10,135,000	10,498,076
Nordea Eiendomskreditt 144A	1.88	4-7-2015	10,430,000	10,521,617
Swedbank Hypotek 144A	2.13	8-31-2016	12,110,000	12,387,828

Total Yankee Corporate Bonds and Notes (Cost $54,210,914)				55,283,232

	Yield		Shares
Short-Term Investments: 25.77%

Investment Companies: 25.68%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (u)(l)##	0.01		408,841,088	408,841,088

			Principal
U.S. Treasury Securities: 0.09%
U.S. Treasury Bill (z)#	0.01	9-19-2013	$1,250,000	1,249,990
U.S. Treasury Bill (z)#	0.02	9-19-2013	100,000	99,999
U.S. Treasury Bill (z)#	0.02	9-19-2013	150,000	149,998

				1,499,987

Total Short-Term Investments (Cost $410,341,060)				410,341,075

Total investments in securities (Cost $2,009,816,480) *	126.59%	2,015,439,067
Other assets and liabilities, net	(26.59)	(423,335,141)

Total net assets	100.00%	$1,592,103,926

Portfolio of investments—August 31, 2013	Wells Fargo Advantage Government Securities Fund	11

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

%%	Security issued on a when-issued basis.

(c)	Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

##	All or a portion of this security has been segregated for when-issued securities.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $2,011,260,305 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$30,768,403
Gross unrealized depreciation	(26,589,641)

Net unrealized appreciation	$4,178,762

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the financial statements of the Wells Fargo Advantage Adjustable Rate Government Fund and the Wells Fargo Advantage Government Securities Fund (the “Funds”), each a series of the Wells Fargo Funds Trust, as of August 31, 2013, and for each of the years presented and have issued our unqualified reports thereon dated October 28, 2013 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audits included an audit of the Funds’ portfolios of investments (the “Portfolios”) as of August 31, 2013 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of management. Our responsibility is to express an opinion on these Portfolios based on our audits.

In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Funds, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

October 28, 2013

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	October 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	October 28, 2013

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	October 28, 2013